UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant: Vanguard Fixed Income Securities Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2016 – July 31, 2016

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2016

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	10
Short-Term Treasury Fund.	16
Short-Term Federal Fund.	33
Intermediate-Term Treasury Fund.	49
GNMA Fund.	65
Long-Term Treasury Fund.	83
About Your Fund’s Expenses.	97
Trustees Approve Advisory Arrangements.	100
Glossary.	102

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.45%	0.47%	0.47%	0.94%
Admiral™ Shares	0.55	0.52	0.47	0.99
Barclays U.S. 1–5 Year Treasury Bond Index				1.26
Short-Term U.S. Treasury Funds Average				1.04
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Federal Fund
Investor Shares	0.78%	0.54%	0.56%	1.10%
Admiral Shares	0.88	0.59	0.56	1.15
Barclays U.S. 1–5 Year Government Bond Index				1.23
Short-Intermediate U.S. Government Funds Average				0.89
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Treasury Fund
Investor Shares	0.94%	0.81%	2.00%	2.81%
Admiral Shares	1.04	0.86	2.00	2.86
Barclays U.S. 5–10 Year Treasury Bond Index				3.73
General U.S. Treasury Funds Average				6.43
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard GNMA Fund
Investor Shares	1.86%	1.18%	0.86%	2.04%
Admiral Shares	1.96	1.23	0.86	2.09
Barclays U.S. GNMA Bond Index				1.71
GNMA Funds Average				1.42
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

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Your Fund’s Total Returns

Six Months Ended July 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	1.88%	1.41%	10.53%	11.94%
Admiral Shares	1.98	1.46	10.53	11.99
Barclays U.S. Long Treasury Bond Index				12.07
General U.S. Treasury Funds Average				6.43
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2

Your Fund’s Performance at a Glance

January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.73	$10.78	$0.050	$0.000
Admiral Shares	10.73	10.78	0.056	0.000
Vanguard Short-Term Federal Fund
Investor Shares	$10.79	$10.85	$0.058	$0.000
Admiral Shares	10.79	10.85	0.064	0.000
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.51	$11.73	$0.092	$0.010
Admiral Shares	11.51	11.73	0.098	0.010
Vanguard GNMA Fund
Investor Shares	$10.77	$10.86	$0.125	$0.003
Admiral Shares	10.77	10.86	0.130	0.003
Vanguard Long-Term Treasury Fund
Investor Shares	$12.80	$14.14	$0.169	$0.008
Admiral Shares	12.80	14.14	0.176	0.008

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Chairman’s Letter

Dear Shareholder,

Bond yields, which looked set to continue rising after the Federal Reserve’s interest rate hike late last year, actually dropped over the six months ended July 31, 2016. This was largely the result of more muted expectations for global growth, low inflation, and stock market volatility. The decline was more pronounced for long-term bonds, but short- and intermediate-term bond yields moved lower as well.

Bond yields and prices move in opposite directions, so long-term bonds performed the best. Vanguard Long-Term Treasury Fund returned 11.94%, with the lion’s share attributable to an increase in the market value of its holdings. (All returns and yields cited in this letter are for the funds’ Investor Shares.) Prices of intermediate- and short-term bonds increased more modestly: Returns for the four other funds ranged from 0.94% for Vanguard Short-Term Treasury Fund to 2.81% for Vanguard Intermediate-Term Treasury Fund.

In relative terms, Vanguard GNMA Fund came in a step ahead of its benchmark while the other funds lagged theirs. The GNMA Fund, Vanguard Short-Term Federal Fund, and the Long-Term Treasury Fund outperformed the average return for their peer groups, but the two other funds lagged theirs.

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With bond prices rising, the 30-day SEC yields for the funds stood 18 to 62 basis points lower on July 31 than where they were six months earlier. (A basis point is one-hundredth of a percentage point.) It’s important to note that as yields decline, the opportunity diminishes for returns to get a significant boost from price appreciation. On a separate note, I’d like to congratulate Michael Garrett, senior managing director and fixed income portfolio manager at Wellington, for marking his tenth anniversary in managing the GNMA Fund.

International bonds outpaced their U.S. counterparts

The broad U.S. taxable bond market advanced in each of the six months en route to returning 4.54% for the half year.

Yields fell, with the 10-year U.S. Treasury note closing July at 1.45%, down from 1.98% at the end of January. Municipal bonds didn’t see as much demand; they returned 3.16%.

The Fed has held its target for short-term interest rates at 0.25%–0.5% since raising it by a quarter percentage point last December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 12.31%. A number of foreign currencies strengthened against the dollar, but the bond returns were robust even without this currency benefit.

Market Barometer

			Total Returns
		Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

CPI
Consumer Price Index	1.57%	0.84%	1.27%

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U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Longer-dated bonds proved to be the period’s top performers

Concerns persisted during the half year about the pace of global growth, the ability of central banks to push inflation higher, and the direction of commodity prices. The United Kingdom’s vote in June to

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.58%
Short-Term Federal Fund	0.20	0.10	0.94
Intermediate-Term Treasury Fund	0.20	0.10	0.46
GNMA Fund	0.21	0.11	0.91
Long-Term Treasury Fund	0.20	0.10	0.46

The fund expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

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leave the European Union added another layer of uncertainty. Those factors—along with the Fed’s pause regarding its next rate hike and the exceptionally low or negative yields available abroad—added to the allure of U.S. debt.

Solid demand translated into higher prices for Treasuries, especially for those further out on the maturity spectrum. Rising bond prices added about half a percentage point to the return of the Short-Term Treasury Fund but more than 10 percentage points to the return of the Long-Term Treasury Fund. In contrast, given the low interest rate environment, the income that all the funds earned was relatively modest. It ranged from 47 basis points of the Short-Term Treasury Fund’s total return to 141 basis points of the Long-Term Treasury Fund’s total return.

The durations of the Treasury and Federal Funds were shorter than those of their benchmarks. (Duration is a measure of sensitivity to interest rate changes.) While that stance has helped the funds in the past when rates were heading higher, this time around it contributed to their underperforming their benchmarks.

On the other side of the ledger, the relative performance of the Treasury Funds was helped by the tactical positions that their advisor, Vanguard Fixed Income Group, took in agency debt and mortgage-backed securities. Those segments of the

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund (Investor Shares)	2016	2016
Short-Term Treasury	0.82%	0.45%
Short-Term Federal	0.96	0.78
Intermediate-Term Treasury	1.42	0.94
GNMA	2.34	1.86
Long-Term Treasury	2.50	1.88

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debt market, which aren’t part of the funds’ benchmarks, generally offer some additional income over Treasuries. The Short-Term Federal Fund, managed by the same advisor, also benefited from its out-of-benchmark exposure to mortgage-backed securities. And all four funds got a boost from security selection.

The Intermediate-Term and Long-Term Treasury Funds share the same peer group, which can include funds that hold securities across the maturity spectrum. The Intermediate-Term Fund lagged the average return for that group by more than 3 percentage points, while the Long-Term Fund outperformed it by more than 5 percentage points.

The GNMA Fund, whose advisor is Wellington Management Company, performed a little better than both its benchmark and the average for its peers mainly because of security selection and some out-of-benchmark holdings.

For a more detailed discussion of the management of the funds, please see the Advisors’ Report that follows this letter.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

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It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 10, 2016

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Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the six months ended July 31, 2016, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 0.94% for Investor Shares of the Short-Term Treasury Fund to 11.99% for Admiral Shares of the Long-Term Treasury Fund. The returns of the funds lagged those of their benchmarks. Compared with the average returns of their peers, the Short-Term Federal Fund and Long-Term Treasury Fund outperformed, while the Short-Term and Intermediate-Term Treasury Funds lagged.

The investment environment

As in recent years, the arrival of winter seemed to slow the U.S. economy. Gross domestic product came in at 0.8% in the first quarter on an annualized basis when adjusted for inflation. Residential investment and consumer spending were relatively healthy, but a stronger dollar led to rising imports, which reduces net GDP. Falling nonresidential investment and slower inventory accumulation also suppressed growth.

And once again, spring appeared to bring “green shoots” in the form of a modest economic improvement. GDP ticked up to 1.2%. U.S. employment data, while patchy at times, continued to show a broad-based

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2016	2016
2 years	0.82%	0.66%
3 years	1.03	0.75
5 years	1.40	1.03
10 years	1.98	1.45
30 years	2.79	2.18
Source: Vanguard.

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strengthening in the labor market and modest but persistent wage growth. Housing sales continued to rise, and energy and commodity prices rebounded enough to calm fears of an impending global recession and disinflation, although they gave back some ground toward the end of the period.

Inflation has been rising, although not as fast as the Federal Reserve would like. The rate of annual change in the Consumer Price Index held fairly steady over the period: It stood at 1.0% in February and 0.9% in July. The core CPI rate, which strips out food and energy, whose prices tend to be more volatile, hardly moved either. It climbed at an annual rate of 2.2% in May, June, and July.

Abroad, many central banks pursued further monetary easing. The European Central Bank cut its deposit rate further into negative territory, increased its purchases of sovereign bonds, and began buying corporate bonds. The Bank of Japan announced at the end of January that it would charge a negative interest rate on excess reserves of financial institutions, a move intended to complement its qualitative and quantitative easing efforts aimed at spurring growth and warding off deflation.

This environment was positive for U.S. government bonds. Monetary policy remained accommodative. Britain’s June vote in favor of leaving the European Union surprised the markets and sent investors in search of less risky assets. And income-starved international buyers were drawn to the low but still positive yields on offer.

Yields for U.S. Treasuries fell across the curve, with more movement seen among longer maturities. The yield of the 2-year Treasury note, for example, slid 16 basis points over the half year to 0.66%. The 10-year yield fell 53 basis points to 1.45%, a level not seen since 2012, and the 30-year dropped 61 basis points to 2.18%.

Management of the funds

Both Short-Term Funds and the Intermediate-Term Treasury Fund have durations that are structurally shorter than those of their benchmarks. (Duration is a measure of the sensitivity of a fund’s holdings to changes in interest rates.) Although this conservative stance can help cushion the funds in an environment of rising rates, it was the primary reason for their relative underperformance for this period as rates ended the six-month period significantly lower. The Intermediate-Term Treasury Fund in particular was affected—its average duration at the end of the period stood at 5.3 years, compared with 6.6 years for its benchmark.

On the other hand, allocation choices generally helped lift returns. All four funds held mortgage-backed securities (MBS), a segment of securitized debt that is not included in their benchmarks. Those holdings were modestly positive for the

11

funds. Agency debt, which represented an overweight position in the Federal Fund and an out-of-benchmark allocation in the three Treasury Funds, provided a little bigger boost.

With market expectations for medium-term inflation appearing low given our outlook for growth, we added Treasury Inflation-Protected Securities early in the period in all four funds. That allocation contributed modestly to relative performance as the consensus on inflation ticked higher.

Security selection was also positive. In the Short-Term Treasury Fund, we saw value in the front end of the yield curve with the Fed pushing out further rate hikes and support for very short-term securities coming from money market reforms to be implemented by mid-October. We found other pockets of value as well, notably in the 5–7-year segment for the Intermediate-Term Fund and in the 20–25-year segment for the Long-Term Fund.

Outlook

While the long-term ramifications of the “Brexit” vote are unclear, we expect the U.K. economy to slip into recession in the medium term and anticipate some downward pressure on euro zone GDP as well. We do not expect U.S. GDP to be crimped significantly—perhaps just 0.25 percentage point over the next several quarters.

The U.S. economy looks likely to remain on relatively solid footing, with the labor market achieving the Fed’s full employment target. Job creation has slowed from last year, but continuing wage gains could boost demand and push inflation higher. Current low mortgage rates and muted inflation are likely to support continued home buying, mortgage refinancing, and consumer spending. These trends should help the economy grow at a rate of about 2% for the rest of the year.

In formulating our inflation outlook, we remain positive about the underlying trends when excluding the highly volatile commodity prices from most measures. Energy prices have been depressed by oil market imbalances during the past two years but now appear to be improving; they should provide a modest uplift to our headline measure in the coming year.

U.S. monetary policy is likely to remain cautious and accommodative. No matter when the Fed makes its next rate hike, we continue to believe its short-term rate target isn’t likely to go above 1% over the next several years. Central banks in Europe, the United Kingdom, and Japan appear to be leaning toward more monetary accommodation in the face of weak or slowing growth, which should keep U.S. yields attractive for international investors. Given that, and our outlook for modest growth and inflation at home, we don’t expect to see a material rise in government bond yields further out on the curve either.

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Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek out opportunities to add to the funds’ performance.

Gregory Davis, CFA, Principal and Head of Fixed Income Group Gemma Wright-Casparius, Principal and Portfolio Manager Brian Quigley, Portfolio Manager Vanguard Fixed Income Group August 16, 2016

For the GNMA Fund

For the six months ended July 31, 2016, Investor Shares of Vanguard GNMA Fund returned 2.04%, and Admiral Shares returned 2.09%. The fund outperformed its benchmark index as well as its peer group.

The investment environment

The period began on a volatile note, with most asset classes experiencing sharp price declines before staging an impressive retracement during the latter half of the first quarter. Global fixed income markets proceeded to gain over the second quarter as central bank policies and Brexit concerns drove government bond yields to fresh lows.

Early on, falling oil prices, concerns over slowing growth in China, and questions about the effectiveness of central bank monetary policies sparked a broad sell-off in credit markets, while government bonds benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan introduced negative interest rates for the first time as volatility and instability in financial markets threatened to tip the country back into deflation. Sweden’s Riksbank also cut interest rates deeper into negative territory, intensifying fears that global policymakers may be running out of tools to combat deflation and slowing growth. The global banking sector was hit particularly hard amid concerns about whether banks can be profitable in an environment of negative interest rates.

Accommodative monetary policy from central banks, near-term stabilization in China, and a rebound in commodity prices helped to support fixed income markets later in the period. However, investors turned more cautious in June as the outcome of the referendum on Britain’s European Union membership moved into sharper focus. The momentous vote to leave led to a spike in volatility in global financial markets and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off.

U.S. data released during the period showed the economy was holding up relatively well. On the consumer side, consumption rebounded after a weak first quarter, and confidence remained elevated. The housing sector maintained its positive trajectory, underpinned by strong sales and solid year-over-year home price gains, which have been hovering around 5.5%. However, some economic releases

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pointed to persistent softness across the manufacturing sector. The labor market appeared to lose some steam in the second quarter after showing resilience during the early part of 2016, and inflation remained benign overall, with the core personal consumption expenditures index still sitting below the Fed’s 2% target.

The agency MBS market returned 2.00% as measured by the Barclays MBS Fixed Rate Index, underperforming duration-equivalent Treasuries by 60 basis points (as measured by Wellington; a basis point is one-hundredth of 1 percent). Though MBS weathered the volatility in global markets better than other spread sectors, the rally in U.S. interest rates through the middle of February triggered some concerns about increases in prepayments and mortgage supply. The sector also benefited from investors seeking to capitalize on the income advantage of MBS in a relatively range-bound rates market during April and May. Another significant rally in U.S. interest rates at the end of June raised concerns about a potential increase in prepayment activity and mortgage supply, but MBS performance overall held up well.

GNMA MBS returned 1.71% as measured by the Barclays GNMA Index, underperforming duration-equivalent Treasuries by 38 basis points (as measured by Wellington) and underperforming conventional mortgages.

The fund’s successes

The fund outperformed its benchmark during the period. Security selection within middle-coupon (3.5%–4%) GNMA mortgages was the primary contributor to performance. Our security selection was focused on identifying pools, both seasoned and brand-new, with attractive prepayment characteristics, as a way to add value as MBS spreads remained range-bound. An allocation to Fannie Mae multifamily delegated underwriting and servicing (DUS) bonds also helped.

The fund’s shortfalls

The portfolio was underweighted in agency MBS pass-through securities in favor of DUS bonds and agency collateralized mortgage obligations (CMOs) during the period. While the allocation to DUS bonds helped relative performance, agency CMOs underperformed MBS pass-throughs during the period, and our exposure to the sector weighed modestly on relative results.

The fund’s positioning

We believe that agency pass-throughs will have a flat to positive return relative to Treasury securities for the next six to 12 months. There are risks that are not yet fully priced into current spreads, including uncertainty over Fed interest rate policy, further global macroeconomic deterioration, and inadequate central bank policy globally; however, the spread between Treasuries and mortgages would have to widen substantially to offset the yield advantage of the sector.

Consequently, while spreads are close to the tight end of the historical range, we would not recommend a sustained underweight position in the sector. We expect that demand for MBS from international investors seeking yield and liquidity amid low and even negative global

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rates will continue, contributing to low spread volatility for the sector. With these two points in mind, our intermediate-term view remains for a moderate widening in spreads as we near the end of Fed reinvestment, but mortgage income should support outperformance relative to Treasuries based on our outlook for timing and pace.

Over the longer term, we expect MBS spreads to trade in a lower range than they have historically, given the positive fundamentals of favorable supply relative to Treasuries, a shift in buyer base to long-term investors, and a constrained mortgage credit environment.

We continue to be underweighted in agency pass-throughs in favor of DUS, agency commercial mortgage-backed securities, and agency CMOs. Our underweight position in pass-throughs is focused in low to middle coupons that would be the most sensitive to an increase in prepayment speeds resulting from the current low-rate environment.

Michael F. Garrett
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company LLP

August 16, 2016

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Short-Term Treasury Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFISX		VFIRX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.45%		0.55%

Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	130	152	9,804
Yield to Maturity
(before expenses)	0.7%	0.8%	1.9%
Average Coupon	1.2%	1.6%	3.1%
Average Duration	2.2 years	2.8 years	5.5 years
Average Effective
Maturity	2.1 years	2.9 years	7.7 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.96	0.67
Beta	0.73	0.31
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		14.4%
1 - 3 Years		61.9
3 - 5 Years		22.1
7 - 10 Years		1.6

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.9%
Not Rated		0.1

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

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Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.30%	-0.48%	3.82%	3.83%
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75
2016	0.70	-0.04	0.66	1.04
2017	0.47	0.47	0.94	1.26
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.72%	0.95%	1.54%	1.17%	2.71%
Admiral Shares	2/13/2001	1.82	1.05	1.66	1.17	2.83

See Financial Highlights for dividend and capital gains information.

17

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (94.0%)
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	128,098	154,150
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	239,772	253,607
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	65,597	67,820
United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	108,227	115,424
United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	2,557	2,602
United States Treasury Note/Bond	0.625%	12/31/16	60,000	60,056
United States Treasury Note/Bond	1.000%	3/31/17	100,000	100,344
United States Treasury Note/Bond	0.875%	4/15/17	14,967	15,005
United States Treasury Note/Bond	0.500%	4/30/17	50,000	49,992
United States Treasury Note/Bond	0.875%	4/30/17	33,000	33,083
United States Treasury Note/Bond	0.875%	5/15/17	17,000	17,043
United States Treasury Note/Bond	4.500%	5/15/17	28,000	28,866
United States Treasury Note/Bond	0.625%	5/31/17	20,000	20,009
United States Treasury Note/Bond	2.750%	5/31/17	53,000	53,952
United States Treasury Note/Bond	0.875%	6/15/17	105,000	105,279
United States Treasury Note/Bond	0.625%	6/30/17	60,000	60,019
United States Treasury Note/Bond	0.750%	6/30/17	8,000	8,011
United States Treasury Note/Bond	0.875%	7/15/17	107,000	107,301
United States Treasury Note/Bond	0.500%	7/31/17	56,000	55,939
United States Treasury Note/Bond	0.625%	7/31/17	72,500	72,523
United States Treasury Note/Bond	2.375%	7/31/17	61,000	62,058
United States Treasury Note/Bond	0.875%	8/15/17	100,000	100,281
United States Treasury Note/Bond	4.750%	8/15/17	42,000	43,785
United States Treasury Note/Bond	0.625%	8/31/17	208,000	208,000
United States Treasury Note/Bond	1.875%	8/31/17	126,500	128,200
United States Treasury Note/Bond	1.000%	9/15/17	72,000	72,304
United States Treasury Note/Bond	0.625%	9/30/17	149,000	149,000
United States Treasury Note/Bond	1.875%	9/30/17	63,000	63,906
United States Treasury Note/Bond	0.875%	10/15/17	82,000	82,256
United States Treasury Note/Bond	0.750%	10/31/17	103,700	103,862
United States Treasury Note/Bond	1.875%	10/31/17	115,850	117,624
United States Treasury Note/Bond	0.875%	11/15/17	175,000	175,546
United States Treasury Note/Bond	4.250%	11/15/17	39,500	41,333
United States Treasury Note/Bond	0.625%	11/30/17	86,000	86,000
United States Treasury Note/Bond	0.875%	11/30/17	80,000	80,262
United States Treasury Note/Bond	2.250%	11/30/17	58,000	59,242
United States Treasury Note/Bond	1.000%	12/15/17	91,000	91,455

18

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.750%	12/31/17	132,000	132,206
United States Treasury Note/Bond	1.000%	12/31/17	106,000	106,547
United States Treasury Note/Bond	2.750%	12/31/17	146,500	150,826
United States Treasury Note/Bond	0.875%	1/15/18	65,000	65,213
United States Treasury Note/Bond	0.750%	1/31/18	65,000	65,101
United States Treasury Note/Bond	0.875%	1/31/18	50,000	50,172
United States Treasury Note/Bond	2.625%	1/31/18	40,000	41,175
United States Treasury Note/Bond	1.000%	2/15/18	174,000	174,924
United States Treasury Note/Bond	3.500%	2/15/18	62,000	64,693
United States Treasury Note/Bond	0.750%	2/28/18	15,000	15,026
United States Treasury Note/Bond	2.750%	2/28/18	36,000	37,192
United States Treasury Note/Bond	1.000%	3/15/18	161,000	161,905
United States Treasury Note/Bond	0.750%	3/31/18	107,000	107,167
United States Treasury Note/Bond	0.875%	3/31/18	80,000	80,287
United States Treasury Note/Bond	0.750%	4/15/18	138,500	138,695
United States Treasury Note/Bond	1.000%	5/15/18	50,000	50,297
United States Treasury Note/Bond	1.000%	8/15/18	500	503
United States Treasury Note/Bond	1.000%	9/15/18	34,000	34,229
United States Treasury Note/Bond	0.875%	10/15/18	12,000	12,051
1 United States Treasury Note/Bond	1.250%	10/31/18	53,250	53,899
United States Treasury Note/Bond	1.750%	10/31/18	27,750	28,400
United States Treasury Note/Bond	1.375%	11/30/18	31,000	31,484
United States Treasury Note/Bond	1.250%	12/15/18	74,000	74,948
United States Treasury Note/Bond	1.375%	12/31/18	27,000	27,430
United States Treasury Note/Bond	1.500%	12/31/18	86,000	87,639
United States Treasury Note/Bond	1.125%	1/15/19	85,000	85,850
United States Treasury Note/Bond	1.250%	1/31/19	17,000	17,229
United States Treasury Note/Bond	1.500%	1/31/19	188,000	191,643
United States Treasury Note/Bond	0.750%	2/15/19	67,000	67,052
United States Treasury Note/Bond	2.750%	2/15/19	20,000	21,034
United States Treasury Note/Bond	1.375%	2/28/19	69,500	70,673
United States Treasury Note/Bond	1.500%	2/28/19	28,000	28,560
United States Treasury Note/Bond	1.000%	3/15/19	51,500	51,870
United States Treasury Note/Bond	1.625%	3/31/19	27,500	28,145
United States Treasury Note/Bond	0.875%	4/15/19	54,800	55,006
United States Treasury Note/Bond	1.250%	4/30/19	15,000	15,213
United States Treasury Note/Bond	1.625%	4/30/19	116,200	118,996
United States Treasury Note/Bond	3.125%	5/15/19	20,000	21,325
United States Treasury Note/Bond	1.500%	5/31/19	53,600	54,730
United States Treasury Note/Bond	1.625%	6/30/19	37,000	37,925
United States Treasury Note/Bond	0.750%	7/15/19	100,000	99,984
United States Treasury Note/Bond	0.875%	7/31/19	32,750	32,863
United States Treasury Note/Bond	1.625%	7/31/19	65,100	66,738
United States Treasury Note/Bond	3.625%	8/15/19	22,000	23,880
United States Treasury Note/Bond	1.000%	8/31/19	12,000	12,079
United States Treasury Note/Bond	1.625%	8/31/19	27,500	28,205
United States Treasury Note/Bond	1.750%	9/30/19	54,000	55,595
United States Treasury Note/Bond	1.500%	10/31/19	60,000	61,313
United States Treasury Note/Bond	1.000%	11/30/19	5,200	5,229
United States Treasury Note/Bond	1.500%	11/30/19	10,000	10,220
United States Treasury Note/Bond	1.125%	12/31/19	12,000	12,116
United States Treasury Note/Bond	1.625%	12/31/19	30,000	30,788
United States Treasury Note/Bond	1.250%	1/31/20	70,000	70,941
United States Treasury Note/Bond	1.375%	1/31/20	4,000	4,071
United States Treasury Note/Bond	1.375%	2/29/20	126,000	128,244

19

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.125%	3/31/20	13,000	13,122
	United States Treasury Note/Bond	1.375%	3/31/20	43,100	43,868
	United States Treasury Note/Bond	1.375%	4/30/20	93,350	95,028
	United States Treasury Note/Bond	3.500%	5/15/20	60,000	65,794
	United States Treasury Note/Bond	1.375%	5/31/20	55,000	55,971
	United States Treasury Note/Bond	1.500%	5/31/20	30,000	30,675
	United States Treasury Note/Bond	1.625%	6/30/20	37,700	38,725
	United States Treasury Note/Bond	1.875%	6/30/20	14,000	14,516
	United States Treasury Note/Bond	1.625%	7/31/20	40,000	41,094
	United States Treasury Note/Bond	2.000%	7/31/20	26,700	27,818
	United States Treasury Note/Bond	2.625%	8/15/20	24,000	25,605
	United States Treasury Note/Bond	1.375%	8/31/20	58,000	59,006
	United States Treasury Note/Bond	2.125%	8/31/20	11,000	11,519
	United States Treasury Note/Bond	1.375%	9/30/20	10,000	10,173
	United States Treasury Note/Bond	1.375%	10/31/20	700	712
	United States Treasury Note/Bond	1.750%	10/31/20	20,000	20,650
	United States Treasury Note/Bond	2.625%	11/15/20	34,750	37,150
	United States Treasury Note/Bond	1.625%	11/30/20	51,000	52,418
	United States Treasury Note/Bond	2.000%	11/30/20	17,000	17,733
	United States Treasury Note/Bond	1.750%	12/31/20	26,415	27,286
	United States Treasury Note/Bond	1.125%	2/28/21	25,000	25,152
	United States Treasury Note/Bond	1.250%	3/31/21	32,000	32,350
	United States Treasury Note/Bond	2.250%	3/31/21	8,000	8,451
					7,100,481
Agency Bonds and Notes (5.2%)
2	Fannie Mae Interest Strip	0.000%	1/15/19	2,197	2,151
3	Financing Corp.	0.000%	5/11/18	72,000	70,868
3	Financing Corp.	0.000%	11/2/18	2,150	2,106
3	Financing Corp.	0.000%	3/7/19	5,475	5,338
3	Financing Corp.	0.000%	9/26/19	10,788	10,449
	Private Export Funding Corp.	4.375%	3/15/19	12,730	13,839
	Private Export Funding Corp.	1.450%	8/15/19	19,274	19,529
	Private Export Funding Corp.	2.250%	3/15/20	5,800	6,030
	Private Export Funding Corp.	2.300%	9/15/20	7,550	7,855
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	146,170	141,366
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	19,100	18,233
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	58,220	55,459
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	39,400	37,258
					390,481
Conventional Mortgage-Backed Securities (0.0%)
[2,4]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	129	147
Total U.S. Government and Agency Obligations (Cost $7,447,073)					7,491,109

				Shares
Temporary Cash Investment (0.1%)
5	Vanguard Market Liquidity Fund
	(Cost $9,602)	0.561%		9,602,420	9,602
Total Investments (99.3%) (Cost $7,456,675)					7,500,711

20

Short-Term Treasury Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00	8/26/16	223	(24)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00	9/23/16	88	(26)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50	8/26/16	88	(7)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50	8/26/16	223	(98)
Total Liability for Options Written (Premiums Received $307)			(155)
Other Assets and Liabilities (0.7%)
Other Assets			595,991
Liabilities			(546,224)
			49,767
Net Assets (100%)			7,550,323

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			7,491,109
Affiliated Vanguard Funds			9,602
Total Investments in Securities			7,500,711
Investment in Vanguard			605
Receivables for Investment Securities Sold			536,584
Receivables for Accrued Income			25,040
Receivables for Capital Shares Issued			27,412
Other Assets			6,350
Total Other Assets			8,096,702
Liabilities
Payables for Investment Securities Purchased			533,038
Payables for Capital Shares Redeemed			4,244
Payables for Distributions			1,127
Payables to Vanguard			2,880
Other Liabilities			5,090
Total Liabilities			546,379
Net Assets			7,550,323

21

Short-Term Treasury Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	7,487,027
Undistributed Net Investment Income	3
Accumulated Net Realized Gains	22,296
Unrealized Appreciation (Depreciation)
Investment Securities	44,036
Futures Contracts	(3,191)
Options on Futures Contracts	152
Net Assets	7,550,323

Investor Shares—Net Assets
Applicable to 89,622,603 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	966,085
Net Asset Value Per Share—Investor Shares	$10.78

Admiral Shares—Net Assets
Applicable to 610,808,528 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,584,238
Net Asset Value Per Share—Admiral Shares	$10.78

• See Note A in Notes to Financial Statements.
1 Securities with a value of $4,074,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	41,927
Total Income	41,927
Expenses
The Vanguard Group—Note B
Investment Advisory Services	386
Management and Administrative—Investor Shares	788
Management and Administrative—Admiral Shares	2,331
Marketing and Distribution—Investor Shares	104
Marketing and Distribution—Admiral Shares	338
Custodian Fees	37
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Admiral Shares	50
Trustees’ Fees and Expenses	2
Total Expenses	4,059
Net Investment Income	37,868
Realized Net Gain (Loss)
Investment Securities Sold	30,492
Futures Contracts	(3,700)
Options on Futures Contracts	107
Realized Net Gain (Loss)	26,899
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,256
Futures Contracts	(2,317)
Options on Futures Contracts	200
Change in Unrealized Appreciation (Depreciation)	8,139
Net Increase (Decrease) in Net Assets Resulting from Operations	72,906
1 Interest income from an affiliated company of the fund was $88,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,868	54,766
Realized Net Gain (Loss)	26,899	7,402
Change in Unrealized Appreciation (Depreciation)	8,139	(11,032)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,906	51,136
Distributions
Net Investment Income
Investor Shares	(4,625)	(6,900)
Admiral Shares	(33,262)	(47,866)
Realized Capital Gain[1]
Investor Shares	—	(1,466)
Admiral Shares	—	(9,214)
Total Distributions	(37,887)	(65,446)
Capital Share Transactions
Investor Shares	(43,800)	(36,476)
Admiral Shares	282,715	367,994
Net Increase (Decrease) from Capital Share Transactions	238,915	331,518
Total Increase (Decrease)	273,934	317,208
Net Assets
Beginning of Period	7,276,389	6,959,181
End of Period[2]	7,550,323	7,276,389

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $9,345,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,000 and $22,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.73	$10.75	$10.71	$10.73	$10.81	$10.70
Investment Operations
Net Investment Income	.050	.074	.055	.039	.044	.071
Net Realized and Unrealized Gain (Loss)
on Investments	. 050	(. 004)	. 053	(. 009)	(. 002)	.167
Total from Investment Operations	.100	.070	.108	.030	.042	. 238
Distributions
Dividends from Net Investment Income	(. 050)	(. 074)	(. 055)	(. 039)	(. 044)	(. 071)
Distributions from Realized Capital Gains	—	(. 016)	(. 013)	(. 011)	(. 078)	(. 057)
Total Distributions	(. 050)	(. 090)	(. 068)	(. 050)	(.122)	(.128)
Net Asset Value, End of Period	$10.78	$10.73	$10.75	$10.71	$10.73	$10.81

Total Return[1]	0.94%	0.66%	1.01%	0.28%	0.39%	2.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$966	$1,005	$1,044	$1,151	$1,448	$1,765
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.94%	0.69%	0.52%	0.37%	0.41%	0.66%
Portfolio Turnover Rate[2]	193%	211%	87%	80%	176%	302%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 4%, 35%, 22%, 0%, 63%, and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.73	$10.75	$10.71	$10.73	$10.81	$10.70
Investment Operations
Net Investment Income	.056	.085	.066	.050	.055	.082
Net Realized and Unrealized Gain (Loss)
on Investments	. 050	(. 004)	. 053	(. 009)	(. 002)	.167
Total from Investment Operations	.106	.081	.119	.041	.053	. 249
Distributions
Dividends from Net Investment Income	(. 056)	(. 085)	(. 066)	(. 050)	(. 055)	(. 082)
Distributions from Realized Capital Gains	—	(. 016)	(. 013)	(. 011)	(. 078)	(. 057)
Total Distributions	(. 056)	(.101)	(. 079)	(. 061)	(.133)	(.139)
Net Asset Value, End of Period	$10.78	$10.73	$10.75	$10.71	$10.73	$10.81

Total Return[1]	0.99%	0.76%	1.11%	0.38%	0.49%	2.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,584	$6,271	$5,915	$5,360	$4,879	$4,779
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.04%	0.79%	0.62%	0.47%	0.51%	0.76%
Portfolio Turnover Rate[2]	193%	211%	87%	80%	176%	302%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 4%, 35%, 22%, 0%, 63%, and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

27

Short-Term Treasury Fund

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 12% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

28

Short-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $605,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

29

Short-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,491,109	—
Temporary Cash Investments	9,602	—	—
Liability for Options Written	(155)	—	—
Futures Contracts—Assets[1]	1,614	—	—
Futures Contracts—Liabilities[1]	(862)	—	—
Total	10,199	7,491,109	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2016	4,663	1,021,197	(272)
5-Year U.S. Treasury Note	September 2016	1,260	153,740	464
10-Year Ultra U.S. Treasury Bond	September 2016	(831)	(121,494)	(3,285)
10-Year U.S. Treasury Note	September 2016	(220)	(29,270)	(42)
Ultra Long U. S. Treasury Bond	September 2016	(54)	(10,289)	(56)
				(3,191)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

30

Short-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $4,293,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $7,457,591,000. Net unrealized appreciation of investment securities for tax purposes was $43,120,000, consisting of unrealized gains of $46,278,000 on securities that had risen in value since their purchase and $3,158,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2016, the fund purchased $6,820,770,000 of investment securities and sold $7,285,304,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2016	527	213
Options Written	6,099	2,507
Options Expired	(673)	(261)
Options Closed	(5,331)	(2,152)
Options Exercised	—	—
Balance at July 31, 2016	622	307

31

Short-Term Treasury Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	177,349	16,499	270,929	25,290
Issued in Lieu of Cash Distributions	4,178	388	7,625	712
Redeemed	(225,327)	(20,958)	(315,030)	(29,413)
Net Increase (Decrease)—Investor Shares	(43,800)	(4,071)	(36,476)	(3,411)
Admiral Shares
Issued	830,026	77,199	1,633,121	152,471
Issued in Lieu of Cash Distributions	27,660	2,570	47,683	4,453
Redeemed	(574,971)	(53,480)	(1,312,810)	(122,569)
Net Increase (Decrease)—Admiral Shares	282,715	26,289	367,994	34,355

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

32

Short-Term Federal Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VSGBX		VSGDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.78%		0.88%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	129	569	9,804
Yield to Maturity
(before expenses)	0.9%	0.8%	1.9%
Average Coupon	1.4%	1.7%	3.1%
Average Duration	2.3 years	2.7 years	5.5 years
Average Effective
Maturity	2.6 years	2.8 years	7.7 years
Short-Term
Reserves	3.5%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			11.0%
Treasury/Agency			89.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.96	0.75
Beta	0.75	0.33
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	20.7%
1 - 3 Years	44.5
3 - 5 Years	29.5
5 - 7 Years	1.0
7 - 10 Years	3.4
10 - 20 Years	0.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	96.4%
Not Rated	3.6

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

33

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.19%	0.10%	4.29%	4.04%
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75
2016	0.88	0.05	0.93	1.05
2017	0.54	0.56	1.10	1.23
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	2.10%	1.27%	1.91%	1.22%	3.13%
Admiral Shares	2/12/2001	2.21	1.37	2.01	1.22	3.23

See Financial Highlights for dividend and capital gains information.

34

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (5.1%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	48,335	49,973
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	76,958	82,075
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	1,906	1,940
1	United States Treasury Note/Bond	0.625%	9/30/17	22,500	22,500
	United States Treasury Note/Bond	1.000%	11/30/19	9,500	9,553
	United States Treasury Note/Bond	1.250%	1/31/20	6,350	6,435
	United States Treasury Note/Bond	1.375%	3/31/20	700	713
	United States Treasury Note/Bond	1.375%	5/31/20	21,200	21,574
	United States Treasury Note/Bond	1.500%	5/31/20	42,000	42,945
	United States Treasury Note/Bond	1.625%	6/30/20	41,000	42,115
	United States Treasury Note/Bond	1.375%	4/30/21	8,100	8,234
					288,057
Agency Bonds and Notes (83.4%)
2	AID-Israel	5.500%	9/18/23	7,000	8,837
2	AID-Israel	5.500%	4/26/24	9,300	11,765
2	AID-Jordan	2.578%	6/30/22	33,500	35,515
3	Fannie Mae Interest Strip	0.000%	1/15/19	1,560	1,527
3	Fannie Mae Principal Strip	0.000%	2/1/19	18,382	17,851
4	Federal Farm Credit Banks	1.110%	2/20/18	14,000	14,081
4	Federal Home Loan Banks	0.625%	5/30/17	23,250	23,247
4	Federal Home Loan Banks	0.750%	8/28/17	81,600	81,668
4	Federal Home Loan Banks	1.000%	12/19/17	8,900	8,934
4	Federal Home Loan Banks	1.375%	3/9/18	75,700	76,449
4	Federal Home Loan Banks	0.875%	3/19/18	43,950	44,037
4	Federal Home Loan Banks	1.125%	4/25/18	42,575	42,839
4	Federal Home Loan Banks	0.875%	6/29/18	83,300	83,461
4	Federal Home Loan Banks	0.625%	8/7/18	74,050	73,816
4	Federal Home Loan Banks	5.375%	5/15/19	46,000	51,717
4	Federal Home Loan Banks	1.750%	6/12/20	20,000	20,540
4	Federal Home Loan Banks	1.375%	2/18/21	125,200	126,620
4	Federal Home Loan Banks	1.125%	7/14/21	17,300	17,247
3	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	26,100	26,229
[3,5]	Federal Home Loan Mortgage Corp.	0.875%	6/16/17	40,000	40,081
3	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	25,000	25,019
3	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	35,850	35,985
3	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	60,000	63,396
3	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	72,950	73,225

35

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	79,150	79,180
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	2/26/18	150,000	149,971
3	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	11,550	11,572
3	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	123,750	123,723
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	5/25/18	50,000	49,981
[3,5]	Federal Home Loan Mortgage Corp.	1.250%	5/25/18	50,000	50,016
3	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	16,000	17,214
[3,5]	Federal Home Loan Mortgage Corp.	1.060%	6/22/18	50,000	49,980
3	Federal Home Loan Mortgage Corp.	0.850%	7/27/18	63,000	63,095
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	7/27/18	50,000	49,977
[3,5]	Federal Home Loan Mortgage Corp.	1.200%	10/29/18	75,000	75,034
[3,5]	Federal Home Loan Mortgage Corp.	1.200%	11/16/18	75,000	75,014
3	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	167,250	168,453
[3,5]	Federal Home Loan Mortgage Corp.	1.375%	5/17/19	81,230	81,248
[3,5]	Federal Home Loan Mortgage Corp.	1.400%	5/24/19	80,500	80,526
[3,5]	Federal Home Loan Mortgage Corp.	1.275%	6/28/19	50,000	49,971
3	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	114,200	114,133
[3,5]	Federal Home Loan Mortgage Corp.	1.250%	7/26/19	50,000	49,995
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	86,550	87,398
3	Federal National Mortgage Assn.	5.000%	5/11/17	29,500	30,503
3	Federal National Mortgage Assn.	5.375%	6/12/17	17,800	18,524
[3,5]	Federal National Mortgage Assn.	2.000%	9/26/17	100,000	100,225
3	Federal National Mortgage Assn.	1.000%	9/27/17	35,750	35,884
[3,5]	Federal National Mortgage Assn.	2.000%	10/17/17	100,000	100,302
3	Federal National Mortgage Assn.	0.875%	10/26/17	26,400	26,456
3	Federal National Mortgage Assn.	1.000%	11/28/17	20,500	20,575
3	Federal National Mortgage Assn.	0.875%	3/28/18	6,500	6,513
[3,5]	Federal National Mortgage Assn.	0.750%	7/27/18	90,000	89,873
[3,5]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	10,097
3	Federal National Mortgage Assn.	1.125%	10/19/18	92,800	93,454
3	Federal National Mortgage Assn.	1.125%	12/14/18	138,850	139,830
3	Federal National Mortgage Assn.	1.375%	1/28/19	88,750	89,933
3	Federal National Mortgage Assn.	1.875%	2/19/19	70,000	71,833
3	Federal National Mortgage Assn.	1.000%	2/26/19	150,050	150,677
[3,5]	Federal National Mortgage Assn.	1.250%	2/26/19	75,000	74,984
[3,5]	Federal National Mortgage Assn.	1.300%	2/26/19	66,500	66,540
[3,5]	Federal National Mortgage Assn.	1.250%	6/13/19	50,000	49,981
3	Federal National Mortgage Assn.	0.875%	8/2/19	73,800	73,734
3	Federal National Mortgage Assn.	0.000%	10/9/19	135,000	130,668
3	Federal National Mortgage Assn.	1.750%	11/26/19	35,500	36,419
3	Federal National Mortgage Assn.	1.625%	1/21/20	37,500	38,330
3	Federal National Mortgage Assn.	1.500%	11/30/20	16,100	16,379
3	Federal National Mortgage Assn.	1.875%	12/28/20	15,100	15,603
3	Federal National Mortgage Assn.	1.375%	2/26/21	12,750	12,895
3	Federal National Mortgage Assn.	2.125%	4/24/26	22,900	23,634
4	Financing Corp.	0.000%	10/6/17	42,394	42,024
4	Financing Corp.	0.000%	11/11/17	2,000	1,980
4	Financing Corp.	0.000%	11/30/17	1,905	1,886
4	Financing Corp.	0.000%	11/30/17	29,145	28,847
4	Financing Corp.	0.000%	5/11/18	78,000	76,774
4	Financing Corp.	0.000%	11/2/18	1,540	1,509
4	Financing Corp.	0.000%	12/6/18	32,496	31,786
4	Financing Corp.	0.000%	3/7/19	3,910	3,812
4	Financing Corp.	0.000%	9/26/19	7,768	7,524
	Government Trust Certificate	0.000%	4/1/20	10,419	9,925

36

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Private Export Funding Corp.	1.375%	2/15/17	7,744	7,764
	Private Export Funding Corp.	5.450%	9/15/17	11,352	11,914
	Private Export Funding Corp.	2.250%	12/15/17	6,586	6,695
	Private Export Funding Corp.	4.375%	3/15/19	9,070	9,860
	Private Export Funding Corp.	1.450%	8/15/19	14,300	14,489
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,884
	Private Export Funding Corp.	2.300%	9/15/20	17,450	18,155
	Private Export Funding Corp.	4.300%	12/15/21	4,430	5,085
	Private Export Funding Corp.	2.800%	5/15/22	13,545	14,525
	Private Export Funding Corp.	3.550%	1/15/24	19,900	22,370
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,552
	Private Export Funding Corp.	3.250%	6/15/25	16,200	17,998
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	179,331	173,436
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	63,500	60,617
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	41,800	39,818
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	35,600	33,665
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	11,800	9,391
4	Tennessee Valley Authority	2.875%	9/15/24	5,000	5,448
4	Tennessee Valley Authority	4.700%	7/15/33	30,990	40,195
4	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	15,000	12,246
					4,682,587
Conventional Mortgage-Backed Securities (10.2%)
[3,5]	Fannie Mae Pool	2.000%	10/1/27–7/1/28	9,325	9,516
[3,5,6] Fannie Mae Pool		2.500%	8/1/28–9/1/31	114,124	118,158
[3,5,6] Fannie Mae Pool		3.000%	12/1/20–8/1/46	139,462	146,704
[3,5]	Fannie Mae Pool	3.500%	8/1/20–5/1/30	60,869	65,001
[3,5]	Fannie Mae Pool	4.000%	6/1/18–12/1/28	21,725	22,764
[3,5]	Fannie Mae Pool	4.500%	1/1/18–10/1/25	8,085	8,298
[3,5]	Fannie Mae Pool	5.000%	12/1/16–3/1/38	8,927	9,419
[3,5]	Fannie Mae Pool	5.500%	11/1/16–1/1/25	2,606	2,692
[3,5]	Fannie Mae Pool	6.000%	4/1/17–5/1/24	178	181
[3,5]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	9,283	9,439
[3,5,6] Freddie Mac Gold Pool		2.500%	6/1/22–9/1/31	62,020	64,223
[3,5,6] Freddie Mac Gold Pool		3.000%	4/1/27–9/1/31	60,116	63,250
[3,5]	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	21,923	23,374
[3,5]	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/29	14,253	14,862
[3,5]	Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	8,488	8,819
[3,5]	Freddie Mac Gold Pool	5.000%	6/1/17–6/1/25	4,063	4,213
[3,5]	Freddie Mac Gold Pool	5.500%	11/1/16–2/1/19	65	66
[3,5]	Freddie Mac Gold Pool	6.000%	10/1/18	35	36
					571,015
Nonconventional Mortgage-Backed Securities (0.8%)
[3,5,7] Fannie Mae Pool		2.569%	8/1/35	4,061	4,278
[3,5,7] Fannie Mae Pool		2.660%	4/1/40	15,433	16,388
[3,5,7] Fannie Mae Pool		2.733%	12/1/40	2,543	2,692
[3,5,7] Freddie Mac Non Gold Pool		2.537%	7/1/35	10,551	11,159
[3,5,7] Freddie Mac Non Gold Pool		2.589%	11/1/35	7,429	7,907
[3,5,7] Freddie Mac Non Gold Pool		2.849%	7/1/33	1,327	1,403
					43,827
Total U.S. Government and Agency Obligations (Cost $5,541,929)					5,585,486

37

Short-Term Federal Fund

				Market
				Value•
	Coupon		Shares	($000)
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
8 Vanguard Market Liquidity Fund
(Cost $199,743)	0.561%		199,743,000	199,743
Total Investments (103.0%) (Cost $5,741,672)				5,785,229

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50		8/26/16	165	(72)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00		9/23/16	66	(20)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00		8/26/16	165	(18)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50		8/26/16	66	(5)
Total Liability for Options Written (Premiums Received $228)				(115)
Other Assets and Liabilities (-3.0%)
Other Assets				437,011
Liabilities				(606,192)
				(169,181)
Net Assets (100%)				5,615,933

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				5,585,486
Affiliated Vanguard Funds				199,743
Total Investments in Securities				5,785,229
Investment in Vanguard				446
Receivables for Investment Securities Sold				417,039
Receivables for Accrued Income				16,061
Receivables for Capital Shares Issued				2,085
Other Assets				1,380
Total Other Assets				6,222,240
Liabilities
Payables for Investment Securities Purchased				590,561
Payables for Capital Shares Redeemed				4,046
Payables for Distributions				626
Payables to Vanguard				3,033
Options Contracts Written				115
Other Liabilities				7,926
Total Liabilities				606,307
Net Assets				5,615,933

38

Short-Term Federal Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,566,365
Overdistributed Net Investment Income	(88)
Accumulated Net Realized Gains	14,892
Unrealized Appreciation (Depreciation)
Investment Securities	43,557
Futures Contracts	(8,906)
Options on Futures Contracts	113
Net Assets	5,615,933

Investor Shares—Net Assets
Applicable to 72,891,510 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	791,074
Net Asset Value Per Share—Investor Shares	$10.85

Admiral Shares—Net Assets
Applicable to 444,574,621 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,824,859
Net Asset Value Per Share—Admiral Shares	$10.85

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,925,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2016.
7 Adjustable-rate security.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	34,492
Total Income	34,492
Expenses
The Vanguard Group—Note B
Investment Advisory Services	283
Management and Administrative—Investor Shares	641
Management and Administrative—Admiral Shares	1,686
Marketing and Distribution—Investor Shares	82
Marketing and Distribution—Admiral Shares	243
Custodian Fees	35
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	2
Total Expenses	3,007
Net Investment Income	31,485
Realized Net Gain (Loss)
Investment Securities Sold	21,945
Futures Contracts	(1,157)
Options on Futures Contracts	756
Realized Net Gain (Loss)	21,544
Change in Unrealized Appreciation (Depreciation)
Investment Securities	20,703
Futures Contracts	(8,180)
Options on Futures Contracts	174
Change in Unrealized Appreciation (Depreciation)	12,697
Net Increase (Decrease) in Net Assets Resulting from Operations	65,726
1 Interest income from an affiliated company of the fund was $789,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,485	48,711
Realized Net Gain (Loss)	21,544	5,399
Change in Unrealized Appreciation (Depreciation)	12,697	(4,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	65,726	49,633
Distributions
Net Investment Income
Investor Shares	(4,352)	(7,537)
Admiral Shares	(27,198)	(41,169)
Realized Capital Gain[1]
Investor Shares	—	(2,752)
Admiral Shares	—	(13,979)
Total Distributions	(31,550)	(65,437)
Capital Share Transactions
Investor Shares	(31,269)	(103,156)
Admiral Shares	453,817	232,621
Net Increase (Decrease) from Capital Share Transactions	422,548	129,465
Total Increase (Decrease)	456,724	113,661
Net Assets
Beginning of Period	5,159,209	5,045,548
End of Period[2]	5,615,933	5,159,209

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $12,461,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($88,000) and ($23,000).

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.79	$10.82	$10.74	$10.78	$10.89	$10.77
Investment Operations
Net Investment Income	.058	.095	.066	.058	.061	.106
Net Realized and Unrealized Gain (Loss)
on Investments	.060	.005	.080	(.034)	.022	. 225
Total from Investment Operations	.118	.100	.146	.024	.083	.331
Distributions
Dividends from Net Investment Income	(. 058)	(. 095)	(. 066)	(. 058)	(. 061)	(.106)
Distributions from Realized Capital Gains	—	(.035)	—	(.006)	(.132)	(.105)
Total Distributions	(. 058)	(.130)	(. 066)	(. 064)	(.193)	(. 211)
Net Asset Value, End of Period	$10.85	$10.79	$10.82	$10.74	$10.78	$10.89

Total Return[1]	1.10%	0.93%	1.36%	0.22%	0.76%	3.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$791	$817	$924	$1,051	$1,884	$2,282
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.08%	0.88%	0.61%	0.54%	0.56%	0.97%
Portfolio Turnover Rate[2]	297%	314%	361%	418%	436%	411%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 47%, 75%, 99%, 87%, 139%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.79	$10.82	$10.74	$10.78	$10.89	$10.77
Investment Operations
Net Investment Income	.064	.105	.077	.069	.071	.117
Net Realized and Unrealized Gain (Loss)
on Investments	.060	.005	.080	(.034)	.022	. 225
Total from Investment Operations	.124	.110	.157	.035	.093	.342
Distributions
Dividends from Net Investment Income	(. 064)	(.105)	(. 077)	(. 069)	(. 071)	(.117)
Distributions from Realized Capital Gains	—	(.035)	—	(.006)	(.132)	(.105)
Total Distributions	(. 064)	(.140)	(. 077)	(. 075)	(. 203)	(. 222)
Net Asset Value, End of Period	$10.85	$10.79	$10.82	$10.74	$10.78	$10.89

Total Return[1]	1.15%	1.03%	1.47%	0.33%	0.86%	3.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,825	$4,342	$4,122	$4,205	$3,792	$3,481
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.18%	0.98%	0.71%	0.64%	0.66%	1.07%
Portfolio Turnover Rate[2]	297%	314%	361%	418%	436%	411%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 47%, 75%, 99%, 87%, 139%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

44

Short-Term Federal Fund

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 9% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2016, counterparties had deposited in segregated accounts securities with a value of $269,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

45

Short-Term Federal Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $446,000, representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

46

Short-Term Federal Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,585,486	—
Temporary Cash Investments	199,743	—	—
Futures Contracts—Assets[1]	979	—	—
Futures Contracts—Liabilities[1]	(1,421)	—	—
Liability for Options Written	(115)	—	—
Total	199,186	5,585,486	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U. S. Treasury Note	September 2016	3,534	431,203	(38)
Ultra 10-Year U.S. Treasury Note	September 2016	(1,107)	(161,847)	(4,834)
2-Year U.S. Treasury Note	September 2016	357	78,183	7
30-Year U.S. Treasury Bond	September 2016	(402)	(70,124)	(4,491)
10-Year U.S. Treasury Note	September 2016	(496)	(65,991)	(87)
Ultra Long U.S. Treasury Bond	September 2016	134	25,531	537
				(8,906)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

47

Short-Term Federal Fund

Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2016, the cost of investment securities for tax purposes was $5,742,341,000. Net unrealized appreciation of investment securities for tax purposes was $42,888,000, consisting of unrealized gains of $46,659,000 on securities that had risen in value since their purchase and $3,771,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2016, the fund purchased $6,861,540,000 of investment securities and sold $7,239,754,000 of investment securities, other than temporary cash investments.

G. The following table summarizes the fund’s options written during the six months ended July 31, 2016.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2016			572	215
Options Written			5,999	2,419
Options Expired			(1,479)	(553)
Options Closed			(4,630)	(1,853)
Options Exercised			—	—
Balance at July 31, 2016			462	228

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	103,730	9,587	166,939	15,490
Issued in Lieu of Cash Distributions	3,964	366	9,450	878
Redeemed	(138,963)	(12,844)	(279,545)	(25,944)
Net Increase (Decrease)—Investor Shares	(31,269)	(2,891)	(103,156)	(9,576)
Admiral Shares
Issued	941,091	87,063	1,230,824	114,220
Issued in Lieu of Cash Distributions	24,000	2,217	48,588	4,513
Redeemed	(511,274)	(47,277)	(1,046,791)	(97,150)
Net Increase (Decrease)—Admiral Shares	453,817	42,003	232,621	21,583

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

48

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFITX		VFIUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.94%		1.04%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	130	54	9,804
Yield to Maturity
(before expenses)	1.1%	1.3%	1.9%
Average Coupon	1.9%	2.1%	3.1%
Average Duration	5.3 years	6.6 years	5.5 years
Average Effective
Maturity	5.7 years	7.1 years	7.7 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.86
Beta	0.81	1.21
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		0.2%
3 - 5 Years		42.7
5 - 7 Years		34.0
7 - 10 Years		22.9
10 - 20 Years		0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.3%
Not Rated		0.7

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

49

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.69%	-1.47%	3.22%	3.04%
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66
2016	1.65	-0.48	1.17	1.38
2017	0.81	2.00	2.81	3.73
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	5.97%	3.40%	2.63%	2.67%	5.30%
Admiral Shares	2/12/2001	6.08	3.50	2.75	2.67	5.42

See Financial Highlights for dividend and capital gains information.

50

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (96.2%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	58,691	60,680
United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	96,808	103,245
United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	2,352	2,393
United States Treasury Note/Bond	8.125%	8/15/19	5,696	6,951
United States Treasury Note/Bond	1.625%	8/31/19	27,142	27,837
United States Treasury Note/Bond	1.000%	9/30/19	23,823	23,972
United States Treasury Note/Bond	1.750%	9/30/19	53,633	55,217
United States Treasury Note/Bond	1.250%	10/31/19	14,546	14,751
United States Treasury Note/Bond	1.500%	10/31/19	56,626	57,865
United States Treasury Note/Bond	3.375%	11/15/19	51,370	55,640
United States Treasury Note/Bond	1.000%	11/30/19	37,510	37,721
United States Treasury Note/Bond	1.500%	11/30/19	59,971	61,292
United States Treasury Note/Bond	1.125%	12/31/19	36,591	36,946
United States Treasury Note/Bond	1.625%	12/31/19	63,679	65,351
United States Treasury Note/Bond	1.250%	1/31/20	64,154	65,016
United States Treasury Note/Bond	1.375%	1/31/20	41,733	42,476
United States Treasury Note/Bond	3.625%	2/15/20	70,163	76,938
United States Treasury Note/Bond	8.500%	2/15/20	2,907	3,684
United States Treasury Note/Bond	1.250%	2/29/20	36,228	36,715
United States Treasury Note/Bond	1.375%	2/29/20	66,465	67,649
United States Treasury Note/Bond	1.125%	3/31/20	33,444	33,758
United States Treasury Note/Bond	1.375%	3/31/20	66,103	67,280
United States Treasury Note/Bond	1.125%	4/30/20	45,763	46,163
United States Treasury Note/Bond	1.375%	4/30/20	65,595	66,774
United States Treasury Note/Bond	3.500%	5/15/20	59,094	64,800
United States Treasury Note/Bond	8.750%	5/15/20	3,089	3,992
United States Treasury Note/Bond	1.375%	5/31/20	48,503	49,360
United States Treasury Note/Bond	1.500%	5/31/20	67,807	69,333
United States Treasury Note/Bond	1.625%	6/30/20	65,961	67,754
United States Treasury Note/Bond	1.875%	6/30/20	31,930	33,108
United States Treasury Note/Bond	1.625%	7/31/20	66,476	68,293
United States Treasury Note/Bond	2.000%	7/31/20	41,417	43,152
United States Treasury Note/Bond	2.625%	8/15/20	61,203	65,296
United States Treasury Note/Bond	8.750%	8/15/20	4,605	6,036
United States Treasury Note/Bond	1.375%	8/31/20	63,921	65,029
United States Treasury Note/Bond	2.125%	8/31/20	47,870	50,129
United States Treasury Note/Bond	1.375%	9/30/20	65,000	66,127

51

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	9/30/20	36,470	38,026
United States Treasury Note/Bond	1.375%	10/31/20	64,971	66,077
United States Treasury Note/Bond	1.750%	10/31/20	53,070	54,795
1 United States Treasury Note/Bond	2.625%	11/15/20	98,731	105,549
United States Treasury Note/Bond	1.625%	11/30/20	62,431	64,167
United States Treasury Note/Bond	2.000%	11/30/20	42,666	44,506
United States Treasury Note/Bond	1.750%	12/31/20	62,172	64,222
United States Treasury Note/Bond	2.375%	12/31/20	41,046	43,496
United States Treasury Note/Bond	1.375%	1/31/21	61,840	62,864
United States Treasury Note/Bond	2.125%	1/31/21	43,399	45,542
United States Treasury Note/Bond	3.625%	2/15/21	79,354	88,579
United States Treasury Note/Bond	7.875%	2/15/21	3,162	4,128
United States Treasury Note/Bond	1.125%	2/28/21	64,893	65,288
United States Treasury Note/Bond	2.000%	2/28/21	44,451	46,424
United States Treasury Note/Bond	1.250%	3/31/21	59,969	60,625
United States Treasury Note/Bond	2.250%	3/31/21	43,460	45,912
United States Treasury Note/Bond	1.375%	4/30/21	60,221	61,218
United States Treasury Note/Bond	2.250%	4/30/21	46,860	49,525
United States Treasury Note/Bond	3.125%	5/15/21	50,508	55,448
United States Treasury Note/Bond	8.125%	5/15/21	3,019	4,023
United States Treasury Note/Bond	1.375%	5/31/21	75,759	77,049
United States Treasury Note/Bond	2.000%	5/31/21	31,691	33,137
United States Treasury Note/Bond	1.125%	6/30/21	44,752	44,969
United States Treasury Note/Bond	2.125%	6/30/21	46,953	49,389
United States Treasury Note/Bond	1.125%	7/31/21	55,000	55,258
United States Treasury Note/Bond	2.250%	7/31/21	51,719	54,749
United States Treasury Note/Bond	2.125%	8/15/21	74,035	77,922
United States Treasury Note/Bond	8.125%	8/15/21	2,801	3,773
United States Treasury Note/Bond	2.000%	8/31/21	55,409	57,981
United States Treasury Note/Bond	2.125%	9/30/21	58,045	61,110
United States Treasury Note/Bond	2.000%	10/31/21	60,896	63,751
United States Treasury Note/Bond	2.000%	11/15/21	78,685	82,398
United States Treasury Note/Bond	8.000%	11/15/21	16,938	22,967
United States Treasury Note/Bond	1.875%	11/30/21	61,587	64,089
United States Treasury Note/Bond	2.125%	12/31/21	62,918	66,300
United States Treasury Note/Bond	1.500%	1/31/22	66,300	67,647
United States Treasury Note/Bond	2.000%	2/15/22	66,229	69,385
United States Treasury Note/Bond	1.750%	2/28/22	67,357	69,630
United States Treasury Note/Bond	1.750%	3/31/22	68,502	70,803
United States Treasury Note/Bond	1.750%	4/30/22	69,296	71,613
United States Treasury Note/Bond	1.750%	5/15/22	63,734	65,865
United States Treasury Note/Bond	1.875%	5/31/22	69,607	72,434
United States Treasury Note/Bond	2.125%	6/30/22	68,906	72,674
United States Treasury Note/Bond	2.000%	7/31/22	69,729	73,041
United States Treasury Note/Bond	1.625%	8/15/22	63,262	64,903
United States Treasury Note/Bond	7.250%	8/15/22	7,727	10,486
United States Treasury Note/Bond	1.875%	8/31/22	70,424	73,263
United States Treasury Note/Bond	1.750%	9/30/22	70,336	72,611
United States Treasury Note/Bond	1.875%	10/31/22	68,031	70,720
United States Treasury Note/Bond	1.625%	11/15/22	93,659	95,942
United States Treasury Note/Bond	7.625%	11/15/22	4,762	6,625
United States Treasury Note/Bond	2.000%	11/30/22	68,503	71,714
United States Treasury Note/Bond	2.125%	12/31/22	66,152	69,759
United States Treasury Note/Bond	1.750%	1/31/23	63,741	65,733
United States Treasury Note/Bond	2.000%	2/15/23	97,783	102,474

52

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	7.125%	2/15/23	5,696	7,818
United States Treasury Note/Bond	1.500%	2/28/23	62,959	63,942
United States Treasury Note/Bond	1.500%	3/31/23	59,737	60,633
United States Treasury Note/Bond	1.625%	4/30/23	55,400	56,664
United States Treasury Note/Bond	1.750%	5/15/23	82,957	85,588
United States Treasury Note/Bond	1.625%	5/31/23	52,481	53,678
United States Treasury Note/Bond	1.375%	6/30/23	51,979	52,304
United States Treasury Note/Bond	1.250%	7/31/23	52,000	51,862
United States Treasury Note/Bond	2.500%	8/15/23	72,180	78,180
United States Treasury Note/Bond	6.250%	8/15/23	6,211	8,303
United States Treasury Note/Bond	2.750%	11/15/23	56,053	61,781
United States Treasury Note/Bond	2.750%	2/15/24	50,719	55,973
United States Treasury Note/Bond	2.500%	5/15/24	64,323	69,871
United States Treasury Note/Bond	2.375%	8/15/24	176,018	189,659
United States Treasury Note/Bond	2.250%	11/15/24	135,702	144,968
United States Treasury Note/Bond	7.500%	11/15/24	4,037	5,996
United States Treasury Note/Bond	2.000%	2/15/25	89,884	94,209
United States Treasury Note/Bond	7.625%	2/15/25	3,600	5,425
United States Treasury Note/Bond	2.125%	5/15/25	155,456	164,541
United States Treasury Note/Bond	2.000%	8/15/25	91,209	95,598
United States Treasury Note/Bond	6.875%	8/15/25	5,437	7,973
United States Treasury Note/Bond	2.250%	11/15/25	63,590	68,041
United States Treasury Note/Bond	1.625%	2/15/26	67,384	68,416
United States Treasury Note/Bond	6.000%	2/15/26	19,478	27,455
United States Treasury Note/Bond	1.625%	5/15/26	111,791	113,520
				6,683,699
Agency Bonds and Notes (3.1%)
2 AID-Israel	5.500%	9/18/23	8,000	10,099
2 AID-Israel	5.500%	4/26/24	10,700	13,536
2 AID-Israel	0.000%	5/1/24	13,215	11,271
2 AID-Israel	0.000%	11/1/24	75,000	63,965
2 AID-Israel	0.000%	8/15/25	15,929	13,055
Private Export Funding Corp.	2.300%	9/15/20	13,600	14,150
Private Export Funding Corp.	4.300%	12/15/21	4,150	4,763
Private Export Funding Corp.	2.800%	5/15/22	15,470	16,589
Private Export Funding Corp.	3.550%	1/15/24	23,800	26,754
Private Export Funding Corp.	2.450%	7/15/24	6,085	6,375
Private Export Funding Corp.	3.250%	6/15/25	18,600	20,664
Resolution Funding Corp. Interest Strip	0.000%	4/15/27	14,320	11,396
				212,617
Total U.S. Government and Agency Obligations (Cost $6,696,600)				6,896,316

			Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
3 Vanguard Market Liquidity Fund
(Cost $51,407)	0.561%		51,407,139	51,407
Total Investments (100.0%) (Cost $6,748,007)				6,947,723

53

Intermediate-Term Treasury Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00	9/23/16	82	(24)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00	8/26/16	206	(23)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50	8/26/16	82	(6)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50	8/26/16	206	(90)
Total Liability for Options Written (Premiums Received $284)			(143)

			Amount
			($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard			554
Receivables for Investment Securities Sold			265,594
Receivables for Accrued Income			40,061
Receivables for Capital Shares Issued			7,338
Other Assets			543
Total Other Assets			314,090
Liabilities
Payables for Investment Securities Purchased			(284,339)
Payables for Capital Shares Redeemed			(24,777)
Payables for Distributions			(1,440)
Payables to Vanguard			(3,310)
Other Liabilities			(1,801)
Total Liabilities			(315,667)
Net Assets (100%)			6,946,003

54

Intermediate-Term Treasury Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,683,310
Undistributed Net Investment Income	1
Accumulated Net Realized Gains	63,127
Unrealized Appreciation (Depreciation)
Investment Securities	199,716
Futures Contracts	(292)
Options on Futures Contracts	141
Net Assets	6,946,003

Investor Shares—Net Assets
Applicable to 114,985,259 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,349,258
Net Asset Value Per Share—Investor Shares	$11.73

Admiral Shares—Net Assets
Applicable to 476,965,359 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,596,745
Net Asset Value Per Share—Admiral Shares	$11.73

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,315,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	58,623
Total Income	58,623
Expenses
The Vanguard Group—Note B
Investment Advisory Services	345
Management and Administrative—Investor Shares	1,064
Management and Administrative—Admiral Shares	1,903
Marketing and Distribution—Investor Shares	149
Marketing and Distribution—Admiral Shares	277
Custodian Fees	32
Shareholders’ Reports—Investor Shares	34
Shareholders’ Reports—Admiral Shares	26
Trustees’ Fees and Expenses	2
Total Expenses	3,832
Net Investment Income	54,791
Realized Net Gain (Loss)
Investment Securities Sold	72,616
Futures Contracts	(2,886)
Options on Futures Contracts	92
Realized Net Gain (Loss)	69,822
Change in Unrealized Appreciation (Depreciation)
Investment Securities	63,186
Futures Contracts	(737)
Options on Futures Contracts	181
Change in Unrealized Appreciation (Depreciation)	62,630
Net Increase (Decrease) in Net Assets Resulting from Operations	187,243
1 Interest income from an affiliated company of the fund was $84,000.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,791	99,163
Realized Net Gain (Loss)	69,822	54,613
Change in Unrealized Appreciation (Depreciation)	62,630	(73,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	187,243	80,313
Distributions
Net Investment Income
Investor Shares	(10,750)	(21,690)
Admiral Shares	(44,052)	(77,473)
Realized Capital Gain[1]
Investor Shares	(1,122)	(10,674)
Admiral Shares	(4,114)	(37,140)
Total Distributions	(60,038)	(146,977)
Capital Share Transactions
Investor Shares	(2,017)	(46,493)
Admiral Shares	646,382	609,495
Net Increase (Decrease) from Capital Share Transactions	644,365	563,002
Total Increase (Decrease)	771,570	496,338
Net Assets
Beginning of Period	6,174,433	5,678,095
End of Period[2]	6,946,003	6,174,433

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $10,971,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,000 and $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.51	$11.66	$11.29	$11.60	$11.78	$11.34
Investment Operations
Net Investment Income	.092	.188	.188	.170	.156	.226
Net Realized and Unrealized Gain (Loss)
on Investments	.230	(.057)	.410	(.256)	(.028)	.931
Total from Investment Operations	.322	.131	.598	(.086)	.128	1.157
Distributions
Dividends from Net Investment Income	(. 092)	(.188)	(.188)	(.170)	(.156)	(. 226)
Distributions from Realized Capital Gains	(. 010)	(. 093)	(. 040)	(. 054)	(.152)	(. 491)
Total Distributions	(.102)	(. 281)	(. 228)	(. 224)	(. 308)	(.717)
Net Asset Value, End of Period	$11.73	$11.51	$11.66	$11.29	$11.60	$11.78

Total Return[1]	2.81%	1.17%	5.38%	-0.74%	1.10%	10.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,349	$1,326	$1,391	$1,469	$1,902	$2,385
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.64%	1.66%	1.48%	1.33%	1.92%
Portfolio Turnover Rate[2]	151%	142%	63%	42%	117%	273%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 4%, 34%, 22%, 0%, 64%, and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.51	$11.66	$11.29	$11.60	$11.78	$11.34
Investment Operations
Net Investment Income	.098	.199	.199	.181	.168	.237
Net Realized and Unrealized Gain (Loss)
on Investments	.230	(.057)	.410	(.256)	(.028)	.931
Total from Investment Operations	.328	.142	.609	(.075)	.140	1.168
Distributions
Dividends from Net Investment Income	(. 098)	(.199)	(.199)	(.181)	(.168)	(. 237)
Distributions from Realized Capital Gains	(. 010)	(. 093)	(. 040)	(. 054)	(.152)	(. 491)
Total Distributions	(.108)	(. 292)	(. 239)	(. 235)	(. 320)	(.728)
Net Asset Value, End of Period	$11.73	$11.51	$11.66	$11.29	$11.60	$11.78

Total Return[1]	2.86%	1.27%	5.48%	-0.64%	1.20%	10.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,597	$4,849	$4,287	$3,619	$4,112	$4,115
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.74%	1.76%	1.58%	1.43%	2.02%
Portfolio Turnover Rate[2]	151%	142%	63%	42%	117%	273%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 4%, 34%, 22%, 0%, 64%, and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

60

Intermediate-Term Treasury Fund

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

61

Intermediate-Term Treasury Fund

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $554,000, representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

62

Intermediate-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,896,316	—
Temporary Cash Investments	51,407	—	—
Liability for Options Written	(143)	—	—
Futures Contracts—Assets[1]	325	—	—
Futures Contracts—Liabilities[1]	(464)	—	—
Total	51,125	6,896,316	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2016	(737)	(98,055)	(128)
5-Year U.S. Treasury Note	September 2016	598	72,965	111
Ultra 10-Year U.S. Treasury Note	September 2016	(180)	(26,317)	(222)
Ultra Long U.S. Treasury Bond	September 2016	(49)	(9,336)	(53)
				(292)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2016, the cost of investment securities for tax purposes was $6,754,595,000. Net unrealized appreciation of investment securities for tax purposes was $193,128,000, consisting of unrealized gains of $193,575,000 on securities that had risen in value since their purchase and $447,000 in unrealized losses on securities that had fallen in value since their purchase.

63

Intermediate-Term Treasury Fund

F. During the six months ended July 31, 2016, the fund purchased $5,517,273,000 of investment securities and sold $4,950,709,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2016.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2016			441	178
Options Written			5,316	2,189
Options Expired			(580)	(224)
Options Closed			(4,601)	(1,859)
Options Exercised			—	—
Balance at July 31, 2016			576	284

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	228,262	19,688	363,612	31,784
Issued in Lieu of Cash Distributions	10,931	942	29,945	2,628
Redeemed	(241,210)	(20,812)	(440,050)	(38,566)
Net Increase (Decrease)—Investor Shares	(2,017)	(182)	(46,493)	(4,154)
Admiral Shares
Issued	1,145,019	98,660	1,399,945	122,568
Issued in Lieu of Cash Distributions	40,167	3,460	96,859	8,502
Redeemed	(538,804)	(46,447)	(887,309)	(77,630)
Net Increase (Decrease) —Admiral Shares	646,382	55,673	609,495	53,440

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

64

GNMA Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFIIX		VFIJX
Expense Ratio[1]	0.21%		0.11%
30-Day SEC Yield	1.86%		1.96%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	36	94	9,804
Yield to Maturity
(before expenses)	2.0%	1.9%	1.9%
Average Coupon	3.4%	3.7%	3.1%
Average Duration	2.7 years	2.0 years	5.5 years
Average Effective
Maturity	4.9 years	4.4 years	7.7 years
Short-Term
Reserves	12.6%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Collateralized Mortgage Obligations	1.7%
Government Mortgage-Backed	97.4
Other Government	0.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.97	0.69
Beta	1.08	0.71
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government		93.7%
Aaa		6.3

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0	2.3%
1% to 4%	55.5
4% to 6%	38.8
6% and above	3.4

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

65

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.20%	-1.26%	3.94%	4.27%
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56
2016	2.35	-0.52	1.83	2.10
2017	1.18	0.86	2.04	1.71
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	4.17%	3.04%	3.53%	1.48%	5.01%
Admiral Shares	2/12/2001	4.28	3.14	3.64	1.48	5.12

See Financial Highlights for dividend and capital gains information.

66

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.6%)
Conventional Mortgage-Backed Securities (95.0%)
[1,2]	Fannie Mae Pool	2.090%	11/1/22	1,621	1,654
[1,2]	Fannie Mae Pool	2.190%	12/1/22	1,396	1,429
[1,2]	Fannie Mae Pool	2.370%	4/1/23–5/1/23	121,020	125,026
[1,2]	Fannie Mae Pool	2.410%	12/1/22	3,844	3,978
[1,2]	Fannie Mae Pool	2.440%	11/1/22–1/1/23	5,750	5,968
[1,2]	Fannie Mae Pool	2.450%	8/1/22–2/1/23	4,091	4,253
[1,2]	Fannie Mae Pool	2.540%	7/1/26	69,978	72,274
[1,2]	Fannie Mae Pool	2.550%	5/1/23	7,546	7,881
[1,2]	Fannie Mae Pool	2.640%	3/1/23	639	670
[1,2]	Fannie Mae Pool	2.650%	8/1/22	1,150	1,203
[1,2]	Fannie Mae Pool	2.660%	9/1/22	2,189	2,307
[1,2]	Fannie Mae Pool	2.690%	4/1/25	12,660	13,310
[1,2]	Fannie Mae Pool	2.700%	4/1/23	1,113	1,172
[1,2]	Fannie Mae Pool	2.730%	2/1/23–11/1/24	3,901	4,112
[1,2]	Fannie Mae Pool	2.740%	4/1/23	1,526	1,610
[1,2]	Fannie Mae Pool	2.810%	7/1/25	6,300	6,698
[1,2]	Fannie Mae Pool	2.860%	4/1/23	1,006	1,069
[1,2]	Fannie Mae Pool	2.900%	3/1/23–6/1/27	9,635	10,344
[1,2]	Fannie Mae Pool	2.910%	8/1/23	1,599	1,709
[1,2]	Fannie Mae Pool	2.950%	5/1/25–5/1/28	17,994	19,401
[1,2]	Fannie Mae Pool	2.960%	1/1/27	20,975	22,666
[1,2]	Fannie Mae Pool	2.970%	7/1/23	7,813	8,375
[1,2]	Fannie Mae Pool	2.990%	11/1/25	7,300	7,869
[1,2]	Fannie Mae Pool	3.000%	4/1/25–8/1/46	434,505	453,158
[1,2]	Fannie Mae Pool	3.040%	7/1/23–2/1/27	15,972	17,333
[1,2]	Fannie Mae Pool	3.080%	1/1/27	34,097	37,249
[1,2]	Fannie Mae Pool	3.100%	11/1/24–5/1/33	39,035	42,161
[1,2]	Fannie Mae Pool	3.120%	7/1/30	6,670	7,242
[1,2]	Fannie Mae Pool	3.130%	7/1/27	5,253	5,742
[1,2]	Fannie Mae Pool	3.180%	12/1/24	9,000	9,777
[1,2]	Fannie Mae Pool	3.200%	7/1/27	4,592	5,026
[1,2]	Fannie Mae Pool	3.210%	5/1/23	24,480	26,586
[1,2]	Fannie Mae Pool	3.220%	12/1/26	5,720	6,311
[1,2]	Fannie Mae Pool	3.230%	2/1/27–6/1/30	26,018	28,318
[1,2]	Fannie Mae Pool	3.240%	1/1/27–9/1/30	24,800	27,216
[1,2]	Fannie Mae Pool	3.250%	11/1/23	9,564	10,422
[1,2]	Fannie Mae Pool	3.270%	12/1/23–7/1/30	51,740	56,504

67

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.300%	12/1/23	5,935	6,482
[1,2]	Fannie Mae Pool	3.310%	12/1/26	10,649	11,816
[1,2]	Fannie Mae Pool	3.320%	7/1/23–7/1/30	15,255	16,776
[1,2]	Fannie Mae Pool	3.340%	4/1/24	11,985	13,134
[1,2]	Fannie Mae Pool	3.350%	7/1/27–11/1/30	19,477	21,492
[1,2]	Fannie Mae Pool	3.355%	1/1/27	14,923	16,520
[1,2]	Fannie Mae Pool	3.360%	11/1/23–12/1/23	18,846	20,660
[1,2]	Fannie Mae Pool	3.370%	3/1/24–7/1/25	7,795	8,551
[1,2]	Fannie Mae Pool	3.380%	1/1/27–7/1/27	7,750	8,634
[1,2]	Fannie Mae Pool	3.410%	11/1/23–7/1/27	11,925	13,192
[1,2]	Fannie Mae Pool	3.415%	11/1/23	6,473	7,121
[1,2]	Fannie Mae Pool	3.430%	6/1/30	1,325	1,477
[1,2]	Fannie Mae Pool	3.440%	1/1/24	5,882	6,467
[1,2]	Fannie Mae Pool	3.450%	1/1/24–1/1/24	22,839	25,131
[1,2]	Fannie Mae Pool	3.460%	9/1/23–9/1/29	104,564	115,440
[1,2]	Fannie Mae Pool	3.470%	11/1/23–1/1/24	6,278	6,916
[1,2]	Fannie Mae Pool	3.480%	1/1/24	4,427	4,878
[1,2]	Fannie Mae Pool	3.490%	7/1/30	10,018	11,213
[1,2]	Fannie Mae Pool	3.500%	2/1/27–8/1/46	51,444	55,700
[1,2]	Fannie Mae Pool	3.510%	12/1/23–1/1/24	27,674	30,528
[1,2]	Fannie Mae Pool	3.520%	1/1/24	4,829	5,327
[1,2]	Fannie Mae Pool	3.530%	2/1/24	7,560	8,346
[1,2]	Fannie Mae Pool	3.540%	8/1/23–6/1/30	33,498	37,007
[1,2]	Fannie Mae Pool	3.550%	10/1/23–5/1/26	40,671	45,105
[1,2]	Fannie Mae Pool	3.560%	12/1/23–1/1/24	6,793	7,499
[1,2]	Fannie Mae Pool	3.570%	12/1/23–3/1/24	39,695	43,831
[1,2]	Fannie Mae Pool	3.580%	2/1/24–1/1/31	54,927	61,202
[1,2]	Fannie Mae Pool	3.590%	7/1/23–9/1/30	53,004	59,095
[1,2]	Fannie Mae Pool	3.600%	12/1/23–4/1/28	8,437	9,317
[1,2]	Fannie Mae Pool	3.610%	8/1/23–10/1/29	35,856	39,325
[1,2]	Fannie Mae Pool	3.620%	2/1/24	8,095	8,945
[1,2]	Fannie Mae Pool	3.640%	10/1/23–1/1/24	16,433	18,174
[1,2]	Fannie Mae Pool	3.650%	8/1/23–11/1/23	23,151	25,607
[1,2]	Fannie Mae Pool	3.660%	11/1/23	2,602	2,878
[1,2]	Fannie Mae Pool	3.665%	1/1/24–1/1/24	37,183	41,075
[1,2]	Fannie Mae Pool	3.670%	8/1/23–3/1/28	22,834	25,239
[1,2]	Fannie Mae Pool	3.680%	10/1/23–3/1/24	20,234	22,379
[1,2]	Fannie Mae Pool	3.690%	1/1/24	5,652	6,258
[1,2]	Fannie Mae Pool	3.700%	10/1/23–12/1/25	22,174	24,501
[1,2]	Fannie Mae Pool	3.710%	9/1/23	7,457	8,253
[1,2]	Fannie Mae Pool	3.725%	10/1/23	3,419	3,786
[1,2]	Fannie Mae Pool	3.750%	9/1/23–7/1/25	13,167	14,603
[1,2]	Fannie Mae Pool	3.755%	8/1/25	7,052	7,861
[1,2]	Fannie Mae Pool	3.760%	3/1/24–1/1/26	8,152	9,076
[1,2]	Fannie Mae Pool	3.765%	12/1/25	42,997	48,245
[1,2]	Fannie Mae Pool	3.790%	8/1/25	2,526	2,816
[1,2]	Fannie Mae Pool	3.800%	10/1/23	7,353	8,145
[1,2]	Fannie Mae Pool	3.820%	11/1/25–11/1/25	10,974	12,285
[1,2]	Fannie Mae Pool	3.830%	2/1/24–6/1/34	19,592	21,710
[1,2]	Fannie Mae Pool	3.840%	1/1/24	2,947	3,261
[1,2]	Fannie Mae Pool	3.855%	12/1/25	6,600	7,415
[1,2]	Fannie Mae Pool	3.860%	11/1/23	3,435	3,801
[1,2]	Fannie Mae Pool	3.870%	10/1/25	11,270	12,602
[1,2]	Fannie Mae Pool	3.890%	5/1/30	14,440	16,231
[1,2]	Fannie Mae Pool	3.910%	11/1/25	13,000	14,600

68

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.930%	10/1/23–3/1/26	22,663	25,240
[1,2]	Fannie Mae Pool	3.940%	8/1/25	12,193	13,625
[1,2]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,571	8,440
[1,2]	Fannie Mae Pool	3.970%	7/1/23–5/1/29	7,538	8,461
[1,2]	Fannie Mae Pool	3.990%	9/1/25	9,482	10,528
[1,2]	Fannie Mae Pool	4.000%	5/1/46–8/1/46	10,439	11,244
[1,2]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	15,695	17,802
[1,2]	Fannie Mae Pool	4.070%	1/1/26	2,292	2,587
[1,2]	Fannie Mae Pool	4.080%	2/1/29	2,995	3,400
[1,2]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	75,440	85,938
[1,2]	Fannie Mae Pool	4.180%	11/1/30	30,086	33,205
[1,2]	Fannie Mae Pool	4.190%	10/1/23	730	818
[1,2]	Fannie Mae Pool	4.210%	1/1/26	992	1,129
[1,2]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,678	5,330
[1,2]	Fannie Mae Pool	4.280%	11/1/28	5,408	6,233
[1,2]	Fannie Mae Pool	4.380%	10/1/28	9,907	11,500
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,237	2,600
[1,2]	Fannie Mae Pool	4.500%	7/1/39–8/1/46	2,012	3,444
[1,2]	Fannie Mae Pool	5.180%	2/1/26	2,976	3,589
[1,2]	Fannie Mae Pool	6.000%	7/1/22	8	9
[1,2]	Fannie Mae Pool	6.500%	2/1/29–5/1/40	4,330	5,000
[1,2]	Freddie Mac Gold Pool	3.500%	4/1/34–8/1/46	81,410	87,794
[1,2,3] Freddie Mac Gold Pool		4.000%	9/1/45–8/1/46	450,000	481,464
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/23–9/1/46	538,473	589,190
[1,2]	Freddie Mac Gold Pool	5.000%	6/1/29–8/1/46	49,781	55,000
1	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	129,411	132,522
1	Ginnie Mae I Pool	3.000%	1/15/26–5/1/46	1,562,787	1,644,691
1	Ginnie Mae I Pool	3.500%	7/15/39–8/1/46	1,081,227	1,157,457
1	Ginnie Mae I Pool	3.750%	7/15/42	4,704	5,040
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	8,438	9,234
1	Ginnie Mae I Pool	4.000%	6/15/19–9/15/45	1,651,192	1,787,172
1	Ginnie Mae I Pool	4.500%	5/15/19–1/15/45	1,066,156	1,179,822
1	Ginnie Mae I Pool	5.000%	1/15/30–8/1/46	1,031,102	1,151,485
1	Ginnie Mae I Pool	5.500%	9/15/23–8/1/45	582,605	653,326
1	Ginnie Mae I Pool	6.000%	10/15/16–8/1/46	330,325	371,083
1	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	246,355	273,389
1	Ginnie Mae I Pool	7.000% 11/15/31–11/15/36		71,522	83,024
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	62	63
1	Ginnie Mae I Pool	7.500%	10/15/31	27,478	31,915
1	Ginnie Mae I Pool	7.750%	2/15/27	26	26
1	Ginnie Mae I Pool	8.000%	8/15/31	10,468	12,222
1	Ginnie Mae I Pool	8.500%	8/15/16–6/15/28	1,559	1,647
1	Ginnie Mae I Pool	9.000%	8/15/16–5/15/21	97	112
1	Ginnie Mae I Pool	9.250%	7/15/17	1	1
1	Ginnie Mae I Pool	9.500%	8/15/16–8/15/21	453	473
1	Ginnie Mae I Pool	10.000%	11/15/17–7/15/19	8	8
1	Ginnie Mae I Pool	11.000%	2/15/18	1	1
[1,3]	Ginnie Mae II Pool	2.500%	11/20/42–5/20/46	286,677	294,582
[1,3]	Ginnie Mae II Pool	3.000%	9/20/42–8/1/46	2,294,185	2,410,764
[1,3]	Ginnie Mae II Pool	3.500%	11/20/26–8/20/46	6,022,065	6,404,331
1	Ginnie Mae II Pool	4.000%	4/20/39–8/1/46	2,428,790	2,598,161
1	Ginnie Mae II Pool	4.500% 12/20/32–10/20/45		1,012,140	1,092,949
1	Ginnie Mae II Pool	5.000%	10/20/32–8/1/45	490,422	537,263
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	52,086	57,489
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	68,285	76,559

69

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	1,807	2,041
1	Ginnie Mae II Pool	7.000%	10/20/25	16	17
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	149	171
1	Ginnie Mae II Pool	8.500%	1/20/17–1/20/17	2	3
1	Ginnie Mae II Pool	10.000%	8/20/16–8/20/18	4	4
					25,588,568
Nonconventional Mortgage-Backed Securities (2.6%)
[1,2]	Fannie Mae Pool	2.361%	8/1/43	18,452	19,071
[1,2]	Fannie Mae Pool	2.779%	9/1/44	21,140	22,133
[1,2]	Fannie Mae REMICS	3.000%	11/25/42–6/25/43	75,821	74,278
[1,2]	Fannie Mae REMICS	3.500%	7/25/43	19,879	21,118
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	6,977	7,917
[1,2]	Freddie Mac Non Gold Pool	2.280%	8/1/43	33,726	34,708
[1,2]	Freddie Mac Non Gold Pool	2.339%	9/1/43	11,984	12,345
[1,2]	Freddie Mac Non Gold Pool	2.739%	10/1/44	42,081	43,680
[1,2]	Freddie Mac Non Gold Pool	2.819%	10/1/44	18,923	19,665
[1,2]	Freddie Mac Non Gold Pool	2.829%	7/1/44	14,837	15,420
[1,2]	Freddie Mac Non Gold Pool	2.916%	9/1/44	13,034	13,486
[1,2]	Freddie Mac Non Gold Pool	2.922%	4/1/44	20,835	21,578
[1,2]	Freddie Mac Non Gold Pool	3.108%	10/1/44	27,682	29,038
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	99,126	100,678
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	19,909	22,752
[1,4]	Ginnie Mae REMICS	0.687%	2/20/37	4,966	4,958
1	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	44,195	42,480
1	Ginnie Mae REMICS	3.000%	3/20/40–8/20/44	62,234	64,974
1	Ginnie Mae REMICS	3.250%	8/20/44	7,595	7,748
1	Ginnie Mae REMICS	3.500%	7/20/43	23,327	25,296
1	Ginnie Mae REMICs	3.500%	9/20/44	8,189	9,064
1	Ginnie Mae REMICS	4.500%	6/20/39	5,243	5,752
1	Ginnie Mae REMICS	5.000%	6/16/37	21,150	24,433
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	25,019	28,231
[1,4]	Government National Mortgage Assn.	2.700%	5/16/35	14,455	14,891
					685,694
Total U.S. Government and Agency Obligations (Cost $25,581,496)					26,274,262
Temporary Cash Investments (14.1%)
Repurchase Agreements (2.6%)
	Bank of America Securities, LLC
	(Dated 7/29/16, Repurchase Value $15,200,000,
	collateralized by Government National
	Mortgage Assn., 4.000%, 10/20/45,
	with a value of $15,504,000)	0.350%	8/1/16	15,200	15,200
	Bank of Montreal
	(Dated 7/29/16, Repurchase Value $63,702,000,
	collateralized by Federal Home Loan
	Mortgage Corp. 3.750%, 3/27/19,
	with a value of $64,974,000)	0.320%	8/1/16	63,700	63,700
	Bank of Nova Scotia
	(Dated 7/29/16, Repurchase Value $15,000,000,
	collateralized by U.S. Treasury Note/Bond
	0.750%–2.250%, 4/30/18–4/30/21,
	with a value of $15,300,000)	0.320%	8/1/16	15,000	15,000

70

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Barclays Capital Inc.
(Dated 7/29/16, Repurchase Value $28,001,000,
collateralized by U.S. Treasury Note/Bond
0.750%–3.250%, 12/31/16–10/31/22,
with a value of $28,560,000)	0.320%	8/1/16	28,000	28,000
Citigroup Global Markets Inc.
(Dated 7/29/16, Repurchase Value $5,500,000,
collateralized by U.S. Treasury Bill 0.000%,
10/6/16, with a value of $5,610,000)	0.320%	8/1/16	5,500	5,500
Credit Suisse Securities (USA), LLC
(Dated 7/29/16, Repurchase Value $113,803,000,
collateralized by U.S. Treasury Note/Bond
4.250%–7.250%, 11/15/17–8/15/22,
with a value of $116,077,000)	0.350%	8/1/16	113,800	113,800
HSBC Bank USA
(Dated 7/29/16, Repurchase Value $75,002,000,
collateralized by Federal National Mortgage Assn.
3.000%–4.500%, 10/1/40–5/1/46,
with a value of $76,501,000)	0.320%	8/1/16	75,000	75,000
RBC Capital Markets LLC
(Dated 7/29/16, Repurchase Value $11,300,000,
collateralized by Federal National Mortgage Assn.
2.635%–3.500%, 9/1/28–4/1/46,
with a value of $11,526,000)	0.320%	8/1/16	11,300	11,300
Societe Generale
(Dated 7/29/16, Repurchase Value $7,800,000,
collateralized by U.S. Treasury Note/Bond
1.625%–2.250%, 7/31/19–11/15/24,
with a value of $7,956,000)	0.330%	8/1/16	7,800	7,800
TD Securities (USA) LLC
(Dated 7/29/16, Repurchase Value $159,505,000,
collateralized by Federal National Mortgage Assn.
3.500%, 1/1/46, and U.S. Treasury Note/Bond
2.500%–3.125%, 8/15/44–2/15/45,
with a value of $162,690,000)	0.350%	8/1/16	159,500	159,500
Wells Fargo & Co.
(Dated 7/29/16, Repurchase Value $217,707,000,
collateralized by Federal National Mortgage Assn.
3.000%, 5/1/42–5/1/43,
with a value of $222,054,000)	0.360%	8/1/16	217,700	217,700
				712,500

			Shares

Money Market Fund (4.9%)

5 Vanguard Market Liquidity Fund	0.561%	1,320,315,054	1,320,315

71

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.6%)
6	Federal Home Loan Bank Discount Notes	0.310%–0.315%	8/29/16	137,000	136,970
6	Federal Home Loan Bank Discount Notes	0.315%–0.320%	8/31/16	408,946	408,852
7	United States Treasury Bill	0.240%–0.269%	8/4/16	1,225,000	1,224,987
					1,770,809
Total Temporary Cash Investments (Cost $3,803,594)					3,803,624
Total Investments (111.7%) (Cost $29,385,090)					30,077,886
Other Assets and Liabilities (-11.7%)
Other Assets [8]					7,148,929
Liabilities					(10,297,326)
					(3,148,397)
Net Assets (100%)					26,929,489

					Amount
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers					28,757,571
Affiliated Vanguard Funds					1,320,315
Total Investments in Securities					30,077,886
Investment in Vanguard					2,156
Receivables for Investment Securities Sold					7,036,279
Receivables for Accrued Income					70,847
Receivables for Capital Shares Issued					9,891
Other Assets [8]					29,756
Total Assets					37,226,815
Liabilities
Payables to Investment Advisor					638
Payables for Investment Securities Purchased					10,204,412
Payables for Capital Shares Redeemed					15,451
Payables for Distributions					7,509
Payables to Vanguard					39,706
Other Liabilities					29,610
Total Liabilities					10,297,326
Net Assets					26,929,489

72

GNMA Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	26,151,624
Overdistributed Net Investment Income	(5,803)
Accumulated Net Realized Gains	113,641
Unrealized Appreciation (Depreciation)
Investment Securities	692,796
Futures Contracts	(22,769)
Net Assets	26,929,489

Investor Shares—Net Assets
Applicable to 791,955,939 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,597,671
Net Asset Value Per Share—Investor Shares	$10.86

Admiral Shares—Net Assets
Applicable to 1,688,594,946 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,331,818
Net Asset Value Per Share—Admiral Shares	$10.86

• See Note A in Notes to Financial Statements.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2016. 4 Adjustable-rate security.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

7 Securities with a value of $22,500,000 have been segregated as initial margin for open futures contracts.

8 Cash of $1,429,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions. REMICS—Real Estate Mortgage Investment Conduits.

See accompanying Notes, which are an integral part of the Financial Statements.

73

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	330,205
Total Income	330,205
Expenses
Investment Advisory Fees—Note B	1,264
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,253
Management and Administrative—Admiral Shares	7,426
Marketing and Distribution—Investor Shares	755
Marketing and Distribution—Admiral Shares	664
Custodian Fees	521
Shareholders’ Reports—Investor Shares	183
Shareholders’ Reports—Admiral Shares	101
Trustees’ Fees and Expenses	19
Total Expenses	18,186
Net Investment Income	312,019
Realized Net Gain (Loss)
Investment Securities Sold	150,845
Futures Contracts	(36,113)
Realized Net Gain (Loss)	114,732
Change in Unrealized Appreciation (Depreciation)
Investment Securities	127,471
Futures Contracts	(15,764)
Change in Unrealized Appreciation (Depreciation)	111,707
Net Increase (Decrease) in Net Assets Resulting from Operations	538,458
1 Interest income from an affiliated company of the fund was $3,388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

74

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	312,019	626,184
Realized Net Gain (Loss)	114,732	40,285
Change in Unrealized Appreciation (Depreciation)	111,707	(178,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	538,458	487,807
Distributions
Net Investment Income
Investor Shares	(99,058)	(204,826)
Admiral Shares	(214,634)	(421,902)
Realized Capital Gain[1]
Investor Shares	(2,381)	(45,393)
Admiral Shares	(4,877)	(87,317)
Total Distributions	(320,950)	(759,438)
Capital Share Transactions
Investor Shares	43,918	(583,543)
Admiral Shares	765,914	50,674
Net Increase (Decrease) from Capital Share Transactions	809,832	(532,869)
Total Increase (Decrease)	1,027,340	(804,500)
Net Assets
Beginning of Period	25,902,149	26,706,649
End of Period[2]	26,929,489	25,902,149

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $7,258,000 and $68,321,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,803,000) and ($3,308,000).

See accompanying Notes, which are an integral part of the Financial Statements.

75

GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.77	$10.88	$10.61	$10.83	$11.09	$10.73
Investment Operations
Net Investment Income	.124	.249	.275	.244	.288	.353
Net Realized and Unrealized Gain (Loss)
on Investments	. 094	(. 055)	. 278	(. 210)	(.139)	. 488
Total from Investment Operations	.218	.194	.553	.034	.149	.841
Distributions
Dividends from Net Investment Income	(.125)	(. 250)	(. 274)	(. 244)	(. 288)	(. 353)
Distributions from Realized Capital Gains	(. 003)	(. 054)	(. 009)	(. 010)	(.121)	(.128)
Total Distributions	(.128)	(. 304)	(. 283)	(. 254)	(. 409)	(. 481)
Net Asset Value, End of Period	$10.86	$10.77	$10.88	$10.61	$10.83	$11.09

Total Return[1]	2.04%	1.83%	5.29%	0.34%	1.35%	7.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,598	$8,483	$9,163	$9,535	$13,745	$15,151
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.33%	2.56%	2.31%	2.59%	3.25%
Portfolio Turnover Rate[2]	898%	706%	685%	167%	130%	189%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 276%, 219%, 268%, 149%, 82%, and 147% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

76

GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.77	$10.88	$10.61	$10.83	$11.09	$10.73
Investment Operations
Net Investment Income	.129	.260	.286	.255	.299	.364
Net Realized and Unrealized Gain (Loss)
on Investments	. 094	(. 055)	. 278	(. 210)	(.139)	. 488
Total from Investment Operations	.223	.205	.564	.045	.160	.852
Distributions
Dividends from Net Investment Income	(.130)	(. 261)	(. 285)	(. 255)	(. 299)	(. 364)
Distributions from Realized Capital Gains (. 003)		(. 054)	(. 009)	(. 010)	(.121)	(.128)
Total Distributions	(.133)	(. 315)	(. 294)	(. 265)	(. 420)	(. 492)
Net Asset Value, End of Period	$10.86	$10.77	$10.88	$10.61	$10.83	$11.09

Total Return[1]	2.09%	1.93%	5.39%	0.44%	1.45%	8.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,332	$17,419	$17,544	$17,277	$25,127	$23,806
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.43%	2.66%	2.41%	2.69%	3.35%
Portfolio Turnover Rate[2]	898%	706%	685%	167%	130%	189%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 276%, 219%, 268%, 149%, 82%, and 147% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

77

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 0% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure

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GNMA Fund

to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $669,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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GNMA Fund

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2016, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,156,000, representing 0.01% of the fund’s net assets and 0.86% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	26,201,988	72,274
Temporary Cash Investments	1,320,315	2,483,309	—
Futures Contracts—Liabilities[1]	(5,804)	—	—
Total	1,314,511	28,685,297	72,274
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	September 2016	(2,952)	(431,592)	(17,135)
10-Year U.S. Treasury Note	September 2016	(7,343)	(976,963)	(5,102)
5-Year U.S. Treasury Note	September 2016	(253)	(30,870)	(532)
				(22,769)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2016, the cost of investment securities for tax purposes was $29,393,812,000. Net unrealized appreciation of investment securities for tax purposes was $684,074,000, consisting of unrealized gains of $718,189,000 on securities that had risen in value since their purchase and $34,115,000 in unrealized losses on securities that had fallen in value since their purchase.

81

GNMA Fund

G. During the six months ended July 31, 2016, the fund purchased $117,142,029,000 of investment securities and sold $116,506,653,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	747,039	69,210	1,129,494	105,200
Issued in Lieu of Cash Distributions	92,967	8,604	230,862	21,477
Redeemed	(796,088)	(73,718)	(1,943,899)	(181,283)
Net Increase (Decrease)—Investor Shares	43,918	4,096	(583,543)	(54,606)
Admiral Shares
Issued	1,795,392	166,272	2,432,969	226,679
Issued in Lieu of Cash Distributions	171,466	15,867	399,396	37,158
Redeemed	(1,200,944)	(111,221)	(2,781,691)	(259,262)
Net Increase (Decrease)—Admiral Shares	765,914	70,918	50,674	4,575

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

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Long-Term Treasury Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VUSTX		VUSUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	1.88%		1.98%

Financial Attributes

	Barclays		Barclays
		Long	Aggregate
	Treasury		Bond
	Fund	Index	Index
Number of Bonds	56	46	9,804
Yield to Maturity
(before expenses)	2.1%	2.0%	1.9%
Average Coupon	3.3%	3.5%	3.1%
Average Duration	17.3 years	18.3 years	5.5 years
Average Effective
Maturity	25.0 years	25.2 years	7.7 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.99	0.83
Beta	1.06	3.61
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		0.1%
3 - 5 Years		0.9
7 - 10 Years		1.4
10 - 20 Years		8.6
20 - 30 Years		89.0

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.9%
Not Rated		0.1

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

83

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.92%	-3.12%	1.80%	2.00%
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	3.80	24.67	28.47	28.66
2016	2.59	-7.50	-4.91	-4.43
2017	1.41	10.53	11.94	12.07
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	19.80%	10.17%	3.83%	4.71%	8.54%
Admiral Shares	2/12/2001	19.91	10.28	3.96	4.71	8.67

See Financial Highlights for dividend and capital gains information.

84

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (97.4%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	36,251	37,480
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	57,184	60,987
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	1,481	1,507
	United States Treasury Note/Bond	6.375%	8/15/27	7,500	11,222
	United States Treasury Note/Bond	6.125%	11/15/27	34,100	50,393
	United States Treasury Note/Bond	5.500%	8/15/28	23,800	34,108
	United States Treasury Note/Bond	5.250%	11/15/28	30,050	42,417
	United States Treasury Note/Bond	5.250%	2/15/29	2,000	2,836
	United States Treasury Note/Bond	6.125%	8/15/29	56,500	86,710
	United States Treasury Note/Bond	6.250%	5/15/30	3,200	5,050
	United States Treasury Note/Bond	5.375%	2/15/31	21,750	32,441
	United States Treasury Note/Bond	4.500%	2/15/36	23,100	33,610
	United States Treasury Note/Bond	4.750%	2/15/37	19,200	28,884
	United States Treasury Note/Bond	5.000%	5/15/37	37,700	58,588
	United States Treasury Note/Bond	4.375%	2/15/38	21,500	31,054
	United States Treasury Note/Bond	4.500%	5/15/38	23,500	34,538
	United States Treasury Note/Bond	3.500%	2/15/39	30,300	38,831
	United States Treasury Note/Bond	4.250%	5/15/39	33,866	48,026
	United States Treasury Note/Bond	4.500%	8/15/39	39,600	58,063
	United States Treasury Note/Bond	4.375%	11/15/39	49,500	71,419
	United States Treasury Note/Bond	4.625%	2/15/40	82,022	122,405
	United States Treasury Note/Bond	4.375%	5/15/40	70,549	101,954
	United States Treasury Note/Bond	3.875%	8/15/40	66,800	90,169
	United States Treasury Note/Bond	4.250%	11/15/40	61,850	88,040
	United States Treasury Note/Bond	4.750%	2/15/41	77,800	118,633
	United States Treasury Note/Bond	4.375%	5/15/41	78,500	113,997
	United States Treasury Note/Bond	3.750%	8/15/41	87,200	115,840
	United States Treasury Note/Bond	3.125%	11/15/41	40,220	48,440
	United States Treasury Note/Bond	3.125%	2/15/42	71,700	86,443
	United States Treasury Note/Bond	3.000%	5/15/42	67,600	79,736
	United States Treasury Note/Bond	2.750%	8/15/42	68,050	76,620
	United States Treasury Note/Bond	2.750%	11/15/42	100,550	113,040
	United States Treasury Note/Bond	3.125%	2/15/43	102,200	123,088
1	United States Treasury Note/Bond	2.875%	5/15/43	139,087	159,885
	United States Treasury Note/Bond	3.625%	8/15/43	113,500	149,394
	United States Treasury Note/Bond	3.750%	11/15/43	138,300	186,144
	United States Treasury Note/Bond	3.625%	2/15/44	142,700	187,718

85

Long-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.375%	5/15/44	159,850	201,261
	United States Treasury Note/Bond	3.125%	8/15/44	151,900	182,754
	United States Treasury Note/Bond	3.000%	11/15/44	146,400	172,089
	United States Treasury Note/Bond	2.500%	2/15/45	143,300	152,749
	United States Treasury Note/Bond	3.000%	5/15/45	142,300	167,291
	United States Treasury Note/Bond	2.875%	8/15/45	140,300	161,126
	United States Treasury Note/Bond	3.000%	11/15/45	132,600	156,054
	United States Treasury Note/Bond	2.500%	2/15/46	172,050	183,610
	United States Treasury Note/Bond	2.500%	5/15/46	142,600	152,427
					4,259,071
Agency Bonds and Notes (1.7%)
2	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	3,365
2	Fannie Mae Principal Strip	0.000%	5/15/30	25,912	18,336
2	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	14,472
2	Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,352
2	Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	751
2	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	11,261
2	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	9,212
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	21,802	16,711
					75,460
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	19	22
					22
Total U.S. Government and Agency Obligations (Cost $3,662,203)					4,334,553

				Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
4	Vanguard Market Liquidity Fund
	(Cost $5,407)	0.561%		5,406,520	5,407
Total Investments (99.2%) (Cost $3,667,610)					4,339,960

			Expiration
			Date	Contracts
Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $134.00		9/23/16	50	(15)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $135.00		8/26/16	130	(14)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $130.50		8/26/16	52	(4)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $132.50		8/26/16	130	(57)
Total Liability for Options Written (Premiums Received $179)					(90)

86

Long-Term Treasury Fund

Amount
($000)
Other Assets and Liabilities (0.8%)
Other Assets
Investment in Vanguard	345
Receivables for Investment Securities Sold	118,627
Receivables for Accrued Income	39,228
Receivables for Capital Shares Issued	4,485
Other Assets	1,104
Total Other Assets	163,789
Liabilities
Payables for Investment Securities Purchased	(120,566)
Payables for Capital Shares Redeemed	(2,801)
Payables for Distributions	(909)
Payables to Vanguard	(3,393)
Other Liabilities	(563)
Total Liabilities	(128,232)
Net Assets (100%)	4,375,427

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,663,409
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	38,477
Unrealized Appreciation (Depreciation)
Investment Securities	672,350
Futures Contracts	1,102
Options on Futures Contracts	89
Net Assets	4,375,427

Investor Shares—Net Assets
Applicable to 92,390,461 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,306,438
Net Asset Value Per Share—Investor Shares	$14.14

Admiral Shares—Net Assets
Applicable to 217,036,540 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,068,989
Net Asset Value Per Share—Admiral Shares	$14.14

• See Note A in Notes to Financial Statements.

1 Securities with a value of $2,069,000 have been segregated as initial margin for open futures contracts.

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

87

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	54,367
Total Income	54,367
Expenses
The Vanguard Group—Note B
Investment Advisory Services	209
Management and Administrative—Investor Shares	965
Management and Administrative—Admiral Shares	994
Marketing and Distribution—Investor Shares	135
Marketing and Distribution—Admiral Shares	145
Custodian Fees	20
Shareholders’ Reports—Investor Shares	31
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	1
Total Expenses	2,516
Net Investment Income	51,851
Realized Net Gain (Loss)
Investment Securities Sold	42,348
Futures Contracts	(665)
Options on Futures Contracts	65
Realized Net Gain (Loss)	41,748
Change in Unrealized Appreciation (Depreciation)
Investment Securities	356,570
Futures Contracts	1,317
Options on Futures Contracts	112
Change in Unrealized Appreciation (Depreciation)	357,999
Net Increase (Decrease) in Net Assets Resulting from Operations	451,598
1 Interest income from an affiliated company of the fund was $48,000.

See accompanying Notes, which are an integral part of the Financial Statements.

88

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,851	92,934
Realized Net Gain (Loss)	41,748	69,199
Change in Unrealized Appreciation (Depreciation)	357,999	(355,349)
Net Increase (Decrease) in Net Assets Resulting from Operations	451,598	(193,216)
Distributions
Net Investment Income
Investor Shares	(15,649)	(31,297)
Admiral Shares	(36,202)	(61,637)
Realized Capital Gain[1]
Investor Shares	(710)	(28,164)
Admiral Shares	(1,546)	(55,511)
Total Distributions	(54,107)	(176,609)
Capital Share Transactions
Investor Shares	35,628	(38,178)
Admiral Shares	394,407	189,834
Net Increase (Decrease) from Capital Share Transactions	430,035	151,656
Total Increase (Decrease)	827,526	(218,169)
Net Assets
Beginning of Period	3,547,901	3,766,070
End of Period[2]	4,375,427	3,547,901

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $7,337,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

89

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.80	$14.19	$11.55	$12.61	$13.32	$10.77
Investment Operations
Net Investment Income	.169	.351	.372	.374	.369	.382
Net Realized and Unrealized Gain (Loss)
on Investments	1.348	(1.070)	2.833	(.937)	(.361)	3.058
Total from Investment Operations	1.517	(.719)	3.205	(.563)	.008	3.440
Distributions
Dividends from Net Investment Income	(.169)	(. 351)	(. 372)	(. 374)	(. 369)	(. 382)
Distributions from Realized Capital Gains	(. 008)	(. 320)	(.193)	(.123)	(. 349)	(. 508)
Total Distributions	(.177)	(. 671)	(. 565)	(. 497)	(.718)	(. 890)
Net Asset Value, End of Period	$14.14	$12.80	$14.19	$11.55	$12.61	$13.32

Total Return[1]	11.94%	-4.91%	28.47%	-4.45%	0.00%	32.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,306	$1,148	$1,318	$1,013	$1,349	$1,621
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.76%	3.02%	3.14%	2.78%	3.14%
Portfolio Turnover Rate [2]	82%	117%	59%	44%	105%	229%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 4%, 36%, 22%, 0%, 61%, and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

90

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.80	$14.19	$11.55	$12.61	$13.32	$10.77
Investment Operations
Net Investment Income	.176	.363	.384	.386	.382	.395
Net Realized and Unrealized Gain (Loss)
on Investments	1.348	(1.070)	2.833	(.937)	(.361)	3.058
Total from Investment Operations	1.524	(.707)	3.217	(.551)	.021	3.453
Distributions
Dividends from Net Investment Income	(.176)	(. 363)	(. 384)	(. 386)	(. 382)	(. 395)
Distributions from Realized Capital Gains	(. 008)	(. 320)	(.193)	(.123)	(. 349)	(. 508)
Total Distributions	(.184)	(. 683)	(. 577)	(. 509)	(.731)	(. 903)
Net Asset Value, End of Period	$14.14	$12.80	$14.19	$11.55	$12.61	$13.32

Total Return[1]	11.99%	-4.81%	28.60%	-4.36%	0.10%	32.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,069	$2,400	$2,448	$1,563	$2,063	$2,199
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.86%	3.12%	3.24%	2.88%	3.24%
Portfolio Turnover Rate [2]	82%	117%	59%	44%	105%	229%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 4%, 36%, 22%, 0%, 61%, and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

91

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

92

Long-Term Treasury Fund

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 3% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

93

Long-Term Treasury Fund

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $345,000, representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

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Long-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,334,553	—
Temporary Cash Investments	5,407	—	—
Liability for Options Written	(90)	—	—
Futures Contracts—Assets[1]	602	—	—
Futures Contracts—Liabilities[1]	(115)	—	—
Total	5,804	4,334,553	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	September 2016	313	45,762	199
30-Year U.S. Treasury Bond	September 2016	200	34,887	956
10-Year U.S. Treasury Note	September 2016	(232)	(30,867)	(42)
Ultra Long U.S. Treasury Bond	September 2016	(127)	(24,197)	(13)
5-Year U.S. Treasury Note	September 2016	116	14,154	2
				1,102

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2016, the cost of investment securities for tax purposes was $3,669,468,000. Net unrealized appreciation of investment securities for tax purposes was $670,492,000, consisting of unrealized gains of $670,610,000 on securities that had risen in value since their purchase and $118,000 in unrealized losses on securities that had fallen in value since their purchase.

95

Long-Term Treasury Fund

F. During the six months ended July 31, 2016, the fund purchased $2,021,671,000 of investment securities and sold $1,625,394,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2016.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2016			251	101
Options Written			3,126	1,307
Options Expired			(343)	(132)
Options Closed			(2,672)	(1,097)
Options Exercised			—	—
Balance at July 31, 2016			362	179

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	269,858	20,273	325,204	25,434
Issued in Lieu of Cash Distributions	15,396	1,152	56,655	4,473
Redeemed	(249,626)	(18,692)	(420,037)	(33,161)
Net Increase (Decrease)—Investor Shares	35,628	2,733	(38,178)	(3,254)
Admiral Shares
Issued	781,503	58,481	788,569	62,079
Issued in Lieu of Cash Distributions	32,346	2,418	100,412	7,938
Redeemed	(419,442)	(31,358)	(699,147)	(55,077)
Net Increase (Decrease)—Admiral Shares	394,407	29,541	189,834	14,940

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

96

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

97

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2016	7/31/2016	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,009.35	$1.00
Admiral Shares	1,000.00	1,009.85	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,010.98	$1.00
Admiral Shares	1,000.00	1,011.48	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,028.05	$1.01
Admiral Shares	1,000.00	1,028.56	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,020.36	$1.05
Admiral Shares	1,000.00	1,020.87	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,119.39	$1.05
Admiral Shares	1,000.00	1,119.95	0.53

98

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2016	7/31/2016	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.82	$1.06
Admiral Shares	1,000.00	1,024.32	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company LLP (Wellington Management). The board determined that renewing the funds’ advisory arrangements was in the best interests of each fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The portfolio manager of the GNMA Fund is backed by a team of experienced analysts who help inform his strategic perspective and conduct statistical and cash-flow analysis. The team leverages its deep knowledge of the mortgage industry to analyze the relative value of various GNMA bonds and construct a portfolio with lower prepayment and extension risk than the benchmark, but with similar interest rate risk.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

100

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the federal and Treasury funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

102

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

103

Vanguard Bond Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond Funds or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Funds or any owners or purchasers of the Vanguard Bond Funds. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond Funds or the owners of Vanguard Bond Funds into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092016

Semiannual Report | July 31, 2016

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Short-Term Investment-Grade Fund.	15
Intermediate-Term Investment-Grade Fund.	51
Long-Term Investment-Grade Fund.	83
High-Yield Corporate Fund.	110
About Your Fund’s Expenses.	131
Trustees Approve Advisory Arrangements.	133
Glossary.	135

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.50%	1.05%	1.89%	2.94%
Admiral™ Shares	1.60	1.10	1.89	2.99
Institutional Shares	1.63	1.11	1.89	3.00
Barclays U.S. 1–5 Year Credit Bond Index				2.87
1–5 Year Investment-Grade Debt Funds Average				2.21
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.25%	1.50%	4.32%	5.82%
Admiral Shares	2.35	1.55	4.32	5.87
Barclays U.S. 5–10 Year Credit Bond Index				7.79
Core Bond Funds Average				4.97
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	3.32%	2.33%	12.49%	14.82%
Admiral Shares	3.42	2.38	12.49	14.87
Barclays U.S. Long Credit A or Better Bond Index				14.59
Corporate A-Rated Debt Funds Average				7.16
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard High-Yield Corporate Fund
Investor Shares	5.01%	2.94%	6.04%	8.98%
Admiral Shares	5.12	2.99	6.04	9.03
High-Yield Corporate Composite Index				11.13
High Yield Funds Average				10.53
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

Bond yields, which looked set to continue rising after the Federal Reserve raised interest rates in December, instead moved lower over the six months ended July 31, 2016. That was largely due to more muted global growth expectations, low inflation, and stock market volatility. The decline was more pronounced for long-term bonds, but short- and intermediate-term bond yields moved lower as well.

Yields and prices move in opposite directions, so long-term bonds performed the best. Vanguard Long-Term Investment-Grade Fund returned 14.82%, with the lion’s share of that stemming from an increase in the market value of its holdings. (All returns and yields cited in this letter are for the funds’ Investor Shares.)

Solid but more modest price increases for shorter-term investment-grade bonds and high-yield bonds helped the three other funds covered in this report post good results: Vanguard Short-Term Investment-Grade Fund returned 2.94%, Vanguard Intermediate-Term Investment-Grade Fund returned 5.82%, and Vanguard High-Yield Corporate Fund returned 8.98%.

In relative terms, the Short- and Long-Term Funds came in a step ahead of their benchmarks, while the other two funds lagged theirs. Versus the average returns of their peer groups, the three investment-grade funds outperformed, but the High-Yield Corporate Fund lagged.

With bond prices rising, the 30-day SEC yields for the funds stood 51 to 149 basis points lower on July 31 than they were six months earlier. (A basis point is one-hundredth of a percentage point.) It’s important to note that as yields decline, the opportunity for a significant boost to returns from price appreciation diminishes.

International bonds outpaced their U.S. counterparts

The broad U.S. taxable bond market advanced in each of the six months en route to returning 4.54% for the half year. Yields fell, with the 10-year U.S. Treasury note closing July at 1.45%, down from 1.98% at the end of January. Municipal bonds, which saw less demand than taxable bonds, returned 3.16%.

The Fed has held its target for short-term interest rates at 0.25%–0.5% since the quarter percentage point rise in December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 12.31%. A number of foreign currencies strengthened against the dollar, but the bond returns were robust even without this currency benefit.

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the period, returning about 14%, although the global environment was far from tranquil.

Market Barometer

			Total Returns
		Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

CPI
Consumer Price Index	1.57%	0.84%	1.27%

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Longer-dated bonds were the period’s top performers

Concerns persisted through the half year about the pace of global growth, the ability of central banks to push inflation higher, and the direction of commodity prices. Those factors—along with the Brexit uncertainty, the Fed’s pushing back of expectations for its next rate hike, and the exceptionally low or negative yields available abroad—added to the allure of U.S. debt.

Solid demand for bonds translated into higher prices, especially for securities further out on the maturity spectrum. Rising bond prices added close to 2 percentage points to the return of

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.75%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.80
Long-Term Investment-Grade Fund	0.21	0.12	—	0.86
High-Yield Corporate Fund	0.23	0.13	—	1.10

The fund expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High Yield Funds.

the Short-Term Fund but more than 12 percentage points to that of the Long-Term Fund. In contrast, given the low interest rates, the income earned by all the funds was comparatively modest. That component of total return contributed between about 1 percentage point for the Short-Term Fund and just under 3 percentage points for the High-Yield Corporate Fund.

The funds’ durations versus their benchmarks varied. (Duration is a measure of sensitivity to interest rate changes.) For the Short-Term and High-Yield Corporate Funds, they didn’t stray far, but the durations of the Long-Term Fund and especially the Intermediate-Term Fund were shorter than those of their benchmarks. Although that can provide some protection to the funds when rates are rising, it weighed on their performance for the six months.

By credit quality, lower-rated bonds outperformed their higher-rated counterparts. That worked against the Short-Term, Intermediate-Term, and High-Yield Corporate Funds given their tilt toward higher-quality securities versus their benchmarks. In contrast, the Long-Term Fund’s allocation to BBB-rated bonds—which fall outside the A-rated-or-better securities of its benchmark—was a positive.

For a more detailed discussion of the management of the funds, please see the Advisors’ Report that follows this letter.

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund	2016	2016
Short-Term Investment-Grade
Investor Shares	2.01%	1.50%
Admiral Shares	2.11	1.60
Institutional Shares	2.14	1.63
Intermediate-Term Investment-Grade
Investor Shares	2.77%	2.25%
Admiral Shares	2.86	2.35
Long-Term Investment-Grade
Investor Shares	4.13%	3.32%
Admiral Shares	4.22	3.42
High-Yield Corporate
Investor Shares	6.50%	5.01%
Admiral Shares	6.59	5.12

Consider rebalancing to manage your risk

After you’ve taken the time to carefully create an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what next?

As stocks and bonds rise or fall over time, and your portfolio drifts from its original asset allocation, you should consider rebalancing back to your targets.

Just one year of outsized returns can throw your allocation out of whack. Take, for example, a year like 2013, when the broad stock market returned nearly 34% and the broad taxable bond market declined. A hypothetical simple portfolio that started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting dollars away from assets that have performed well toward those that have fallen behind. That isn’t easy or intuitive—but it helps to manage risk, because over time, riskier assets tend to grow faster. (You can read more about our approach in Best Practices for Portfolio Rebalancing, at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations swing about 5 percentage points from their targets.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 11, 2016

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.60	$10.80	$0.110	$0.000
Admiral Shares	10.60	10.80	0.115	0.000
Institutional Shares	10.60	10.80	0.117	0.000
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$9.72	$10.14	$0.142	$0.000
Admiral Shares	9.72	10.14	0.147	0.000
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$10.00	$11.22	$0.218	$0.026
Admiral Shares	10.00	11.22	0.224	0.026
Vanguard High-Yield Corporate Fund
Investor Shares	$5.46	$5.79	$0.155	$0.000
Admiral Shares	5.46	5.79	0.158	0.000

Advisors’ Report

Vanguard Fixed Income Group For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

For the six months ended July 31, 2016, Vanguard Short-Term Investment-Grade Fund did a little better than its benchmark, returning 2.94% for Investor Shares, 2.99% for Admiral Shares, and 3.00% for Institutional Shares. Vanguard Intermediate-Term Investment-Grade Fund lagged its benchmark, returning 5.82% for Investor Shares and 5.87% for Admiral Shares. Both funds exceeded the average returns of their peer groups.

We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund. The fund returned 14.82% for Investor Shares and 14.87% for Admiral Shares, a step ahead of its benchmark.

It came in well ahead of the average return of its peers, which include funds with much shorter durations.

The investment environment

The United Kingdom’s June 23 “Brexit” referendum on whether to remain in the European Union (EU) was the period’s defining event for global capital markets. Although the markets showed some nervousness ahead of the vote, global stocks tumbled at the unexpected “leave” outcome before regaining much of their lost ground by the end of June. Despite credit-rating agency downgrades, the yields of U.K. government bonds headed lower—as did most government bond yields across the globe—as investors sought out assets perceived to be less risky.

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2016	2016
2 years	0.82%	0.66%
3 years	1.03	0.75
5 years	1.40	1.03
10 years	1.98	1.45
30 years	2.79	2.18
Source: Vanguard.

Accommodative monetary policy also helped bonds over the six months. Abroad, a number of major central banks pursued further easing. At the end of January, the Bank of Japan announced it would charge a negative interest rate on financial institutions’ excess reserves, a move to complement its qualitative and quantitative easing efforts aimed at spurring growth and warding off deflation. The European Central Bank cut its deposit rate as well, putting it further into negative territory. It also increased its purchases of sovereign bonds and began buying corporate bonds.

At home, the Federal Reserve pushed back the timing of further increases in short-term rates. Early on, signs of weakness in a number of major economies, including China, and falling energy and commodity prices helped stay the Fed’s hand. Even as those concerns faded, uncertainty about the potential impact of the United Kingdom exiting the EU ratcheted up. Muted growth in the U.S. economy weighed in the balance as well. The economy grew just 0.8% in the first quarter on an inflation-adjusted annualized basis; the growth rate edged higher to 1.2% in the second quarter. Although inflation picked up, the pace fell short of the Fed’s target.

In this environment, the still-positive yields of U.S. Treasury bonds made them more appealing to investors starved for income. Yields fell, especially for longer-dated Treasuries. The yield of the 2-year Treasury note, for example, slid 16 basis points over the half year to 0.66%. (A basis point is one-hundredth of a percentage point.) The 10-year yield fell 53 basis points to 1.45%, a level not seen since 2012, and the 30-year yield dropped 61 basis points to 2.18%.

Investors searching for yield boosted demand for investment-grade corporate bonds as well. The average spread between the yields of those bonds and Treasuries narrowed. It started the half year at 193 basis points, but with the spreads for bonds in the energy and metals and mining segments shrinking by roughly half or more as commodity prices regained some ground, the average spread for investment-grade corporate bonds finished the period at 145 basis points.

Management of the funds

All three funds had shorter durations than their benchmarks. (Duration measures the sensitivity of a fund’s holdings to changes in interest rates.) Although this conservative stance can help relative performance when rates are rising, it worked against the funds this time given that rates ended significantly lower. The Intermediate-Term Fund felt more of a downdraft than the two other funds—its average duration at the end of July was 5.5 years, compared with 6.5 years for its benchmark.

In the Short- and Intermediate-Term Funds, allocations to securitized debt—a segment of the credit market that their benchmarks do not include—added value. Both funds held commercial mortgage-backed securities. These pooled mortgages on commercial properties, which had a longer average duration than the benchmark, performed well. Our holdings in asset-backed securities—which are typically backed by auto loans, student loans, and credit-card debt—made a smaller but also positive contribution.

By sector, industrials and utilities outperformed financials over the six months. In February, we lightened our holdings in financials to add debt issued by energy and metals and mining companies; it had become attractively valued given the slump in commodity prices and the dimmer outlook for global growth. Although our timing was good, our continued underweighting of industrials and overweighting of financials meant that our sector allocation overall detracted from performance.

By credit quality, lower-rated investment-grade bonds outperformed higher-rated ones. This meant that our tilt away from BBB-rated bonds in the Short- and Intermediate-Term Funds was a negative, but that our out-of-benchmark allocation to them in our portion of the Long-Term Fund boosted performance.

A look ahead

The long-term ramifications of Brexit are unclear, but we expect the U.K. economy to slip into recession in the medium term and some downdraft on euro zone GDP as well. We do not expect U.S. GDP to be crimped significantly—perhaps just 0.25 percentage point over the next several quarters.

The U.S. economy looks set to remain on relatively solid footing, with the labor market achieving the Fed’s full employment target. Job creation has slowed from last year, but continuing wage gains could boost demand and push inflation higher. Current low mortgage rates and muted inflation are likely to support continued home buying, mortgage refinancing, and consumer spending. These trends should help the economy grow at a rate of about 2% for the rest of the year.

In formulating our inflation outlook, we remain positive about underlying trends when excluding highly volatile commodity prices from most measures. Energy prices have been depressed by oil market imbalances during the past two years, but now appear to be improving; they should provide a modest uplift to our headline measure in the coming year.

U.S. monetary policy is likely to remain cautious and accommodative. No matter when the Fed makes its next move, we believe its short-term rate target isn’t likely to go above 1% over the next several years. Central banks in Europe, the United Kingdom, and Japan appear to be leaning toward more monetary accommodation in the face of weak or slowing growth, which should keep U.S. yields attractive for international investors. Given that, plus our outlook for modest growth and inflation at home, we don’t expect to see a material rise in government bond yields further out along the curve, either.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the funds’ performance.

Gregory Davis, CFA,

Principal and Global Head of Fixed Income Group

Gregory S. Nassour, CFA,

Principal and Portfolio Manager

August 17, 2016

Wellington Management Company LLP For the Long-Term Investment-Grade Fund

As mentioned above, Vanguard Long-Term Investment-Grade Fund returned 14.82% for Investor Shares and 14.87% for Admiral Shares for the six months ended July 31, 2016. It modestly outpaced the 14.59% return of its benchmark, the Barclays U.S. Long Credit A or Better Bond Index, and topped the 7.16% average return of its peers by more than 7 percentage points.

The portion of the Long-Term Fund that we manage (the “portfolio”) invests primarily in corporate bonds with ten to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of the corporate bond issuers.

Investment environment

Over the period, fixed income markets were influenced by global economic growth concerns, central bank monetary policies, oil prices, and the United Kingdom’s vote to leave the European Union. Early in the period, falling oil prices, concerns over slowing growth in China, and questions about the effectiveness of central bank monetary policies sparked a broad sell-off in credit markets, while government bonds, benefiting from their safe-haven status, saw their prices rise. Following the lead of European central banks, the Bank of Japan introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation.

A rebound in crude oil prices and signs of near-term stabilization in China further supported global markets early in the second quarter. But investors turned more cautious in June as the pending U.K. “Brexit” referendum moved into sharper focus. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the global economy’s strength and a reluctance to raise rates ahead of the referendum. Credit spreads initially widened in the wake of Britain’s June 23 vote to leave the EU, but they rallied strongly into the end of the period on the prospect of further monetary policy easing globally.

Prices of developed markets’ government bonds gained over the six months as global uncertainties kept central banks in easing mode and the Brexit outcome led rates to significantly decline. U.S. Treasury yields declined and credit spreads tightened, leading to strong gains for corporate bonds.

The portfolio’s successes

In aggregate, security selection bolstered relative results, most notably in the energy, banking, and communications sectors. An underweight allocation to electric utilities and an overweight allocation to communications also helped.

The portfolio’s shortfalls

An underweight allocation to commodity-sensitive sectors, including basic industry and energy, detracted from relative results. An overweight allocation to banking issuers and the portfolio’s yield curve positioning also hurt.

Outlook

Positive U.S. growth trends, attractive valuations, and more accommodative central bank policies are balanced by increased geopolitical risk and slow global growth. Given low-yielding alternatives in the rest of the world, demand for U.S. investment-grade credit should remain strong, leading us to a slightly overweight position.

The U.S. economy remains on a growth trajectory, driven by consumer spending and housing, with GDP growth forecast at 1.5%–2.0% for 2016. The Fed has become less aggressive in its path to policy normalization amid an uncertain global economic backdrop and tightening financial conditions. Political uncertainty is likely to persist as the U.S. presidential election approaches and as antiestablishment populism has increased in Europe.

Credit fundamentals are in a negative trend for investment-grade companies but are expected to stabilize. Mergers and acquisitions and other shareholder-friendly activities are expected to remain elevated but should decline in the second half of the year. Corporate bond market liquidity remains challenged, exacerbated as a larger share of corporate bonds is being held among buy-side investors than dealers.

The timing, pace, and magnitude of an upturn in interest rates will determine how fixed income markets perform and may well contribute to negative total returns in future periods. However, many of the forces that kept yields low in recent years (accommodative monetary policies, subdued inflation, and global recession fears) persist.

The portfolio‘s position in long-term investment-grade bonds should contribute to income stability. The major risks are, of course, rising long-term rates, a widening in corporate bond risk premiums, or both.

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

August 17, 2016

Wellington Management Company LLP For the High-Yield Corporate Fund

For the six months ended July 31, 2016, the fund returned 8.98% for Investor Shares and 9.03% for Admiral Shares, lagging the 11.13% return of its benchmark index.

The investment environment

High-yield markets benefited from declining U.S. Treasury yields, more accommodative global monetary policies, tightening credit spreads, and coupon income. The 10-year Treasury yield declined sharply, from 1.98% at the end of January to 1.45% at the end of July. Because bond yields and prices move in opposite directions, prices increased.

Longer-duration and interest-rate-sensitive fixed income assets generated strong positive returns in this environment. Credit-sensitive sectors, including the high-yield market, also performed well, helped by continued demand for yield given low absolute rates around much of the globe.

Oil and other commodity prices were volatile but finished broadly higher, and the metals and mining and energy sectors posted the strongest gains. Investors turned more cautious in late June as the United Kingdom’s referendum on its European Union membership drew near, and the “leave” outcome led to a flight to safety. However, this spike in global market volatility was not enough to reverse the previous strength, resulting in a positive six-month return overall for the high-yield market.

Performance for the period varied notably by credit quality. The high-yield market favored bonds of relatively lower credit quality amid the insatiable search for yield. Lower-rated CCC-rated bonds (+24.16%) performed best, as measured by the Barclays U.S. Corporate High-Yield Bond Index. Higher-rated BB-rated bonds returned 11.28% and B-rated bonds 12.17%. The spread of the high-yield market tightened as of July 31 to 540 basis points over Treasuries, from 734 basis points six months earlier. The average price of high-yield bonds increased $11 to finish at $98.

Overall, corporate fundamentals and debt levels at most companies remain stable. We expect U.S. GDP growth to remain stable in 2016, and we believe that most high-yield companies can sustain solid credit profiles in that environment. Therefore, we see the economic backdrop for the high-yield market as generally supportive, but we continue to closely monitor factors that could affect U.S. and global growth, including fallout from the United Kingdom’s eventual exit from the EU and broader trends toward more protectionist policies globally.

We expect that default rates will peak in 2016 at 5%–6%, with defaults mainly concentrated in the commodity-sensitive sectors (energy and metals and mining).

Yields in these sectors are higher on average than in the broad market, and we have been finding opportunities, for example, among oil-related exploration and production companies but are selective in our approach.

Moody’s trailing 12-month global speculative-grade default rate ended June at 4.5%, slightly above the long-term average of 4.2%. When looking at the global backdrop, we are most positive on the U.S. economy; as a result, we are emphasizing issuers that we believe will benefit from a strong U.S. consumer and from less cyclical sectors (for example, media cable and health care), as we believe they offer an attractive risk–reward profile.

The fund’s successes

The fund benefited from positive credit selection in the building materials sector and its underweight exposure to pharmaceuticals. An underweight allocation to Treasury securities also helped benchmark-relative performance.

The fund’s shortfalls

An underweight allocation to the metals and mining and energy sectors detracted from relative returns. Security selection in utilities also hurt.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains significant exposure to relatively higher-quality names in the high-yield market. We believe that these credits have more consistent businesses and more predictable cash flows than those of lower quality. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry while deemphasizing non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA

Managing Director and Fixed Income Portfolio Manager

August 17, 2016

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.50%	1.60%	1.63%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,165	2,432	9,804
Yield to Maturity
(before expenses)	1.7%	1.6%	1.9%
Average Coupon	2.9%	3.3%	3.1%
Average Duration	2.6 years	2.8 years	5.5 years
Average Effective
Maturity	3.2 years	2.9 years	7.7 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			11.5%
Commercial Mortgage-Backed			10.6
Finance			26.3
Foreign			6.7
Government Mortgage-Backed			0.2
Industrial			24.1
Treasury/Agency			17.2
Utilities			2.8
Other			0.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.69
Beta	0.88	0.39

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	17.0%
1 - 3 Years	41.8
3 - 5 Years	25.7
5 - 7 Years	5.8
7 - 10 Years	9.2
10 - 20 Years	0.2
20 - 30 Years	0.2
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)

U.S. Government	16.9%
Aaa	19.0
Aa	12.8
A	27.2
Baa	21.3
Ba	0.9
B	0.3
Not Rated	1.6

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.58%	0.38%	4.96%	4.74%
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36
2016	1.96	-1.19	0.77	0.62
2017	1.05	1.89	2.94	2.87
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	3.16%	2.32%	3.16%	0.47%	3.63%
Admiral Shares	2/12/2001	3.26	2.42	3.27	0.47	3.74
Institutional Shares	9/30/1997	3.29	2.45	3.30	0.47	3.77

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Inflation
	Indexed Bonds	0.125%	4/15/17	1,736,207	1,836,386	3.2%
1	United States Treasury Inflation
	Indexed Bonds	2.375%	1/15/17	926,238	1,114,610	2.0%
	United States Treasury Inflation
	Indexed Bonds	0.625%	1/15/26	792,223	844,903	1.5%
	United States Treasury Inflation
	Indexed Bonds	0.125%	4/15/21	483,343	499,725	0.9%
	United States Treasury Inflation
	Indexed Bonds	0.125%	7/15/26	19,072	19,407	0.0%
	United States Treasury Note/Bond	0.750%	2/15/19	737,700	738,275	1.3%
	United States Treasury Note/Bond	1.125%	1/15/19	422,900	427,129	0.8%
	United States Treasury Note/Bond	0.875%	4/15/19	410,000	411,538	0.7%
	United States Treasury Note/Bond	1.000%	3/15/19	376,900	379,610	0.7%
	United States Treasury Note/Bond	1.625%	3/31/19	350,000	358,204	0.6%
	United States Treasury Note/Bond	0.750%	6/30/17	353,300	353,798	0.6%
	United States Treasury Note/Bond	1.500%	12/31/18	311,400	317,335	0.6%
[1,2,3] United States Treasury Note/Bond		1.250%	11/15/18	271,750	275,147	0.5%
	United States Treasury Note/Bond	0.625%	6/30/17	253,600	253,679	0.4%
	United States Treasury Note/Bond	1.250%	1/31/19	211,000	213,836	0.4%
	United States Treasury Note/Bond	1.000%	9/15/17	200,000	200,844	0.4%
	United States Treasury Note/Bond	1.500%	2/28/19	190,000	193,800	0.3%
	United States Treasury Note/Bond	1.000%	8/31/19	185,250	186,465	0.3%
	United States Treasury Note/Bond	0.500%	7/31/17	176,000	175,808	0.3%
	United States Treasury Note/Bond	0.875%	10/15/17	150,000	150,468	0.3%
	United States Treasury Note/Bond	0.875%	6/15/19	123,000	123,423	0.2%
	United States Treasury Note/Bond	0.875%	5/15/19	118,000	118,443	0.2%
	United States Treasury
	Note/Bond	0.625%–1.625%	7/31/17–5/15/26	493,935	503,127	0.9%
					9,695,960	17.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Conventional Mortgage-Backed Securities †					418	0.0%

Nonconventional Mortgage-Backed Securities †					23,774	0.1%
Total U.S. Government and Agency Obligations (Cost $9,710,843)					9,720,152	17.2%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Ally Master Owner
	Trust Series 2012-5	1.540%	9/15/19	90,765	90,958	0.2%
4	AmeriCredit Automobile
	Receivables Trust 2013-1	1.570%	1/8/19	2,864	2,866	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-2	1.790%	3/8/19	14,512	14,538	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-3	2.380%–3.000%	6/10/19–7/8/19	36,503	36,820	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2013-4	2.720%–3.310%	9/9/19–10/8/19	8,099	8,218	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-5	2.290%–2.860%	11/8/19–12/9/19	13,506	13,670	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,926	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,303	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2015-3	1.540%–3.340%	3/9/20–8/8/21	55,275	55,832	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2016-1	1.810%–3.590%	10/8/20–2/8/22	31,710	32,179	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2016-2	1.600%–3.650%	11/9/20–5/9/22	34,890	35,310	0.1%
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	11,868	11,890	0.0%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	16,136	16,224	0.0%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.573%	4/10/49	33,261	33,601	0.1%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.183%–6.227%	2/10/51	62,421	65,219	0.1%
4	Banc of America Commercial
	Mortgage Trust
	2015-UBS7	3.705%–4.366%	9/15/48	10,940	12,104	0.0%
[4,5]	Banc of America Funding
	2006-H Trust	2.998%	9/20/46	17,085	14,768	0.0%
4	Banc of America Mortgage
	2003-F Trust	3.094%	7/25/33	954	912	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.737%	9/25/32	19	18	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.720%	6/11/40	16,119	16,428	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	78,784	81,362	0.1%
[4,6]	Chase Issuance Trust 2007-C1	0.941%	4/15/19	30,415	30,354	0.1%
[4,6]	Chase Issuance Trust 2016-A1	0.891%	5/17/21	4,782	4,782	0.0%
[4,7]	Chesapeake Funding II
	LLC 2016-2A	1.880%	6/15/28	90,360	90,481	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,7]	Chrysler Capital Auto
	Receivables Trust
	2013-AA	1.830%–2.930%	3/15/19–8/17/20	13,931	13,971	0.0%
[4,7]	Chrysler Capital Auto
	Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,281	0.0%
[4,7]	Chrysler Capital Auto
	Receivables Trust 2014-BA	3.440%	8/16/21	700	694	0.0%
[4,7]	Chrysler Capital Auto
	Receivables Trust
	2015-BA	2.260%–4.170%	10/15/20–1/16/23	49,125	49,585	0.1%
[4,7]	Chrysler Capital Auto
	Receivables Trust
	2016-AA	2.880%–4.220%	2/15/22–2/15/23	31,070	31,211	0.1%
4	COMM 2006-C8
	Mortgage Trust	5.292%–5.306%	12/10/46	43,415	43,650	0.1%
4	COMM 2007-C9
	Mortgage Trust	5.813%	12/10/49	22,798	23,405	0.0%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,624	0.0%
4	COMM 2012-CCRE3
	Mortgage Trust	2.822%	10/15/45	23,195	24,378	0.0%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%–3.251%	10/15/45	12,815	13,544	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,777	0.0%
4	COMM 2013-CCRE10
	Mortgage Trust	2.972%–3.795%	8/10/46	29,359	30,548	0.1%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	10/10/46	57,295	65,035	0.1%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	55,251	61,642	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.751%	11/10/23–12/10/23	39,452	44,599	0.1%
[4,7]	COMM 2013-CCRE6
	Mortgage Trust	3.397%	3/10/46	2,380	2,492	0.0%
4	COMM 2013-CCRE8
	Mortgage Trust	3.612%	6/10/46	38,814	42,697	0.1%
[4,7]	COMM 2013-CCRE9
	Mortgage Trust	4.233%–4.257%	7/10/45	48,815	54,328	0.1%
[4,7]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	64,251	70,223	0.1%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,347	0.0%
[4,7]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	5,490	5,754	0.0%
[4,7]	COMM 2014-277P
	Mortgage Trust	3.611%	8/10/49	29,250	32,389	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.743%–4.236%	2/10/47	15,485	17,349	0.0%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.713%	2/10/47	57,025	62,867	0.1%
4	COMM 2014-CCRE17
	Mortgage Trust	3.977%–4.735%	5/10/47	84,826	95,091	0.2%
4	COMM 2014-CCRE18
	Mortgage Trust	3.452%–3.828%	7/15/47	38,619	42,516	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	COMM 2014-CCRE20
	Mortgage Trust	3.590%	11/10/47	33,125	36,317	0.1%
4	COMM 2014-CCRE21
	Mortgage Trust	3.528%	12/10/47	29,227	32,065	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	12,945	0.0%
4	COMM 2015-CCRE22
	Mortgage Trust	3.309%	3/10/48	36,015	38,851	0.1%
4	COMM 2015-CCRE24
	Mortgage Trust	3.445%–3.696%	8/10/55	29,445	32,308	0.1%
4	COMM 2015-CCRE25
	Mortgage Trust	3.759%	8/10/48	30,051	33,380	0.1%
4	COMM 2015-CCRE26
	Mortgage Trust	3.630%	10/10/48	28,350	31,110	0.1%
4	COMM 2015-CCRE27
	Mortgage Trust	3.612%–4.472%	10/10/48	24,993	27,052	0.1%
4	COMM 2015-LC19
	Mortgage Trust	3.040%–3.183%	2/10/48	22,730	24,318	0.0%
4	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	114,300	115,702	0.2%
[4,7]	Drive Auto Receivables
	Trust 2015-AA	2.280%–4.120%	6/17/19–7/15/22	29,433	29,631	0.1%
[4,7]	Drive Auto Receivables
	Trust 2015-BA	1.300%–3.840%	6/15/18–7/15/21	36,722	36,948	0.1%
[4,7]	Drive Auto Receivables
	Trust 2015-CA	2.230%–4.200%	9/16/19–9/15/21	51,860	52,354	0.1%
[4,7]	Drive Auto Receivables
	Trust 2015-DA	1.590%–4.590%	12/17/18–1/17/23	96,100	97,680	0.2%
[4,7]	Drive Auto Receivables
	Trust 2016-AA	2.110%–3.910%	5/15/19–5/17/21	40,760	41,082	0.1%
[4,7]	Drive Auto Receivables
	Trust 2016-BA	1.670%–4.530%	7/15/19–8/15/23	52,650	53,437	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	7,546	7,546	0.0%
4	Ford Credit Auto Lease
	Trust 2015-A	1.310%	8/15/18	8,390	8,401	0.0%
4	Ford Credit Auto Lease
	Trust 2015-B	1.540%–1.920%	2/15/19–3/15/19	33,045	32,860	0.1%
4	Ford Credit Auto Owner
	Trust 2013-D	1.720%	7/15/19	12,800	12,839	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	30,749	31,170	0.1%
[4,7]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	39,885	40,618	0.1%
4	Ford Credit Auto Owner
	Trust 2015-B	2.040%	10/15/20	12,700	12,842	0.0%
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	17,415	17,615	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2015-REV1	2.120%	7/15/26	22,750	23,077	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	61,000	62,576	0.1%
4	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	7,040	7,052	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	23,690	24,185	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,7]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	78,040	78,508	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	26,574	26,677	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	1.490%	9/15/19	117,285	117,599	0.2%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.690%–2.140%	9/15/19	15,650	15,699	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	15,460	15,570	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-1	1.400%–2.310%	2/15/19–2/15/21	14,711	14,759	0.0%
[4,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2014-2	0.981%	2/15/21	9,200	9,177	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-4	1.400%	8/15/19	68,275	68,394	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-2	1.980%	1/15/22	9,396	9,461	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-5	2.390%	8/15/22	72,600	74,947	0.1%
[4,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2016-3	1.103%	7/15/21	62,180	62,204	0.1%
[4,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2016-4	1.012%	7/15/20	48,100	48,111	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	89,890	90,010	0.2%
[4,7]	GMF Floorplan Owner
	Revolving Trust 2015-1	1.650%–1.970%	5/15/20	68,210	67,828	0.1%
[4,6,7] GMF Floorplan Owner
	Revolving Trust 2016-1	1.331%–2.850%	5/17/21	64,359	64,564	0.1%
[4,7]	GS Mortgage Securities
	Trust 2010-C2	5.184%	12/10/43	3,530	3,986	0.0%
[4,7]	GS Mortgage Securities
	Trust 2011-GC3	5.633%	3/10/44	2,280	2,534	0.0%
[4,7]	GS Mortgage Securities
	Trust 2012-ALOHA	3.550%	4/10/34	32,716	35,530	0.1%
[4,7]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	36,047	37,492	0.1%
[4,7]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,135	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.729%	5/10/45	7,150	7,946	0.0%
[4,7]	GS Mortgage Securities
	Trust 2013-GC13	4.034%–4.067%	7/10/46	27,820	31,036	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	20,830	22,300	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	96,096	106,159	0.2%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%	4/10/47	40,613	45,359	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	83,095	91,903	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	18,190	20,009	0.0%
4	GS Mortgage Securities
	Trust 2015-GC28	3.396%	2/10/48	40,515	43,582	0.1%
4	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	24,410	26,413	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%–4.412%	7/10/48	39,940	44,406	0.1%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.655%	10/10/48	52,040	56,555	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,254	4,341	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	37,549	38,792	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	33,836	34,316	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	25,355	26,078	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2009-IWST	5.633%	12/5/27	6,185	6,889	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C1	4.608%	6/15/43	2,244	2,413	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C2	3.616%–5.558%	11/15/43	19,112	20,442	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2011-C3	4.388%–5.360%	2/15/46	46,621	50,370	0.1%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2011-C5	5.321%	8/15/46	4,100	4,734	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C6	3.507%	5/15/45	18,490	20,030	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	17,175	18,045	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-CIBX	4.271%	6/15/45	27,000	29,896	0.1%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-HSBC	3.093%	7/5/32	5,850	6,124	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-LC9	2.840%	12/15/47	40,130	42,058	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C13	3.994%–4.053%	1/15/46	23,460	25,358	0.0%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
4 JP Morgan Chase Commercial
Mortgage Securities Trust
2013-C16	3.674%–4.975%	12/15/46	66,150	74,728	0.1%

4	JP Morgan Chase Commercial

	Mortgage Securities Trust
	2013-LC11	1.855%–2.960%	4/15/46	17,600	18,371	0.0%
[4,6]	MBNA Credit Card Master
	Note Trust 2004-A3	0.741%	8/16/21	89,145	88,888	0.2%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A2	2.487%	2/25/33	2,009	1,941	0.0%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A4	3.136%	7/25/33	561	549	0.0%
4	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	8,005	8,305	0.0%
4	ML-CFC Commercial Mortgage
	Trust 2007-6	5.331%	3/12/51	2,179	2,176	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2012-C5	3.176%–3.792%	8/15/45	23,300	24,776	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	5,700	6,024	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	30,472	34,015	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C11	3.085%–4.213%	8/15/46	62,432	69,781	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C12	3.824%–4.259%	10/15/46	11,910	13,168	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	8,300	9,277	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C7	2.918%–3.214%	2/15/46	9,340	9,820	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C9	3.102%	5/15/46	27,425	29,141	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C14	4.064%–4.384%	2/15/47	34,100	38,333	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C15	3.773%–4.895%	4/15/47	67,415	74,898	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C16	3.892%–4.757%	6/15/47	71,075	78,515	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C17	3.741%–4.011%	8/15/47	37,518	41,572	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C18	3.923%	10/15/47	11,150	12,450	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C19	3.326%–3.526%	12/15/47	22,830	24,440	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C20	3.069%–3.249%	2/15/48	53,686	57,322	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	37,038	39,918	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C23	3.719%	7/15/50	24,660	27,339	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C24	3.479%–3.732%	5/15/48	53,865	59,153	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C25	3.383%–3.635%	10/15/48	23,760	25,748	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2016-C29	3.325%–4.754%	5/15/49	10,400	11,136	0.0%
4	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	8,796	8,832	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.906%	6/11/49	25,846	26,708	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	43,875	45,362	0.1%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	19,753	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,045	17,993	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	27,955	30,582	0.1%
[4,7]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	24,440	25,935	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	28,871	31,704	0.1%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.591%	12/15/48	47,759	52,648	0.1%
[4,7]	MSBAM Commercial
	Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	37,985	39,417	0.1%
4	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	18,448	18,484	0.0%
4	Santander Drive Auto
	Receivables Trust 2013-5	1.550%	10/15/18	1,398	1,399	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	1.490%–3.490%	6/17/19–5/17/21	20,155	20,496	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-4	1.580%–2.970%	9/16/19–3/15/21	56,200	56,842	0.1%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,756	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-2	2.080%–3.390%	2/16/21–4/15/22	15,715	15,838	0.0%
[4,6,7] Trillium Credit Card Trust II
	2016-1A	1.210%	5/26/21	125,220	125,249	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%–3.539%	10/15/45	31,617	33,575	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%–4.297%	7/15/46	47,627	53,555	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.477%–4.458%	8/15/50	86,380	95,098	0.2%
4	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.244%–3.405%	12/15/47	34,155	36,344	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%–3.166%	2/15/48	29,850	31,517	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%–3.451%	2/15/48	48,175	51,733	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%–4.225%	6/15/48	54,609	58,905	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.411%–4.496%	9/15/58	83,632	90,893	0.2%
4	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%–4.539%	9/15/58	50,540	55,254	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.556%–3.789%	12/15/47	30,925	34,171	0.1%
4	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	21,780	23,917	0.0%
7	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				6,588,536	11.6%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $12,465,070)					12,778,740	22.5%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	2.600%	1/15/19	121,824	124,723	0.2%
	Bank of America Corp.	1.950%–6.875%	8/1/16–4/19/21	320,185	330,655	0.6%
	Bank of America NA	1.650%–6.100%	3/15/17–6/5/18	140,484	141,815	0.2%
	Bear Stearns Cos. LLC	5.550%–7.250%	1/22/17–2/1/18	84,063	88,656	0.2%
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	115,288	0.2%
[6,8,9,10] Goldman Sachs
	Group Inc.	2.125%–6.150%	5/14/17–9/30/24	585,463	614,557	1.1%
	JPMorgan Chase & Co.	2.750%	6/23/20	88,183	91,134	0.2%
4	JPMorgan Chase & Co.	1.350%–5.300%	2/15/17–12/29/49	497,372	507,393	0.9%
10	JPMorgan Chase
	Bank NA	5.375%–6.000%	9/28/16–10/1/17	57,655	64,483	0.1%
	Morgan Stanley	1.875%–6.625%	10/18/16–1/27/26	459,357	473,944	0.8%
	National City Bank	5.250%–5.800%	12/15/16–6/7/17	29,375	30,164	0.1%
	National City Corp.	6.875%	5/15/19	8,085	9,105	0.0%
	PNC Bank NA	1.500%–6.875%	1/15/17–4/29/21	541,454	551,265	1.0%
	PNC Funding Corp.	2.700%–5.625%	9/19/16–2/8/20	51,753	52,736	0.1%
	Santander Bank NA	8.750%	5/30/18	33,955	37,518	0.1%
	Santander Holdings
	USA Inc.	2.700%	5/24/19	39,050	39,413	0.1%
	Santander UK Group
	Holdings plc	3.125%	1/8/21	19,520	19,808	0.0%
	Santander UK plc	1.375%	3/13/17	93,971	93,698	0.2%
	Santander UK plc	1.650%–3.050%	9/29/17–9/10/19	197,066	200,256	0.3%
	UBS AG	1.800%	3/26/18	103,260	103,933	0.2%
	Wachovia Corp.	5.750%	6/15/17–2/1/18	83,497	88,298	0.1%
6,9	Wells Fargo & Co.	1.400%–5.625%	9/8/17–7/27/21	492,082	482,306	0.8%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo Bank NA	1.750%–6.000%	11/15/17–5/24/19	126,821	131,233	0.2%
7 Banking—Other †				7,360,789	13.0%
Brokerage
Nomura Holdings Inc.	2.000%	9/13/16	93,195	93,314	0.2%
7 Brokerage—Other †				198,686	0.3%
Finance Companies
GE Capital International
Funding Co.	2.342%	11/15/20	116,444	120,675	0.2%
7 Finance Companies—Other †				181,697	0.4%
7 Insurance †				1,339,075	2.4%
7 Real Estate Investment Trusts †				865,549	1.5%
				14,552,166	25.7%
Industrial
Basic Industry †				675,438	1.2%
7 Capital Goods †				995,026	1.8%
Communication
Verizon Communications Inc.	4.500%	9/15/20	92,180	102,540	0.2%
7 Communication—Other †				1,515,238	2.7%
Consumer Cyclical
CVS Health Corp.	2.800%	7/20/20	128,707	134,800	0.2%
9 Ford Motor Credit Co. LLC	2.145%–6.625%	6/12/17–3/18/21	418,665	409,658	0.7%
General Motors Co.	3.500%	10/2/18	36,615	37,805	0.1%
General Motors Financial
Co. Inc.	2.400%–6.750%	7/10/17–3/1/21	273,553	282,798	0.5%
7 Consumer Cyclical—Other †				1,304,230	2.3%
Consumer Noncyclical
AbbVie Inc.	1.800%	5/14/18	126,410	127,434	0.2%
AbbVie Inc.	2.500%	5/14/20	90,080	92,527	0.2%
Actavis Funding SCS	3.000%	3/12/20	153,863	159,348	0.3%
Anheuser-Busch InBev
Finance Inc.	2.650%	2/1/21	190,770	197,542	0.3%
7 Consumer Noncyclical—Other †				2,649,220	4.7%
7 Energy †				2,396,177	4.2%
Other Industrial
7 Hutchison Whampoa
International 09 Ltd.	7.625%	4/9/19	118,427	136,859	0.2%
7 Other Industrial—Other †				112,111	0.2%
Technology
Apple Inc.	2.250%	2/23/21	100,900	104,475	0.2%
7 Technology—Other †				1,356,753	2.4%
7 Transportation †				692,283	1.2%
				13,482,262	23.8%
Utilities
7 Electric †				1,485,572	2.6%
Natural Gas †				82,790	0.1%
				1,568,362	2.7%
Total Corporate Bonds (Cost $29,114,084)				29,602,790	52.2%
Sovereign Bonds (U.S. Dollar-Denominated)
Export-Import Bank of Korea	4.000%	1/11/17	160,330	162,398	0.3%
Petroleos Mexicanos	5.750%	3/1/18	189,575	198,733	0.3%
Petroleos Mexicanos	8.000%	5/3/19	118,468	133,230	0.2%
7 Petroleos Mexicanos	5.500%–6.375%	2/4/19–2/4/21	94,951	101,026	0.2%
Republic of Turkey	7.500%	7/14/17	167,694	175,450	0.3%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Republic of Turkey	6.750%	4/3/18	110,120	116,452	0.2%
Republic of Turkey	7.000%	9/26/16	100,305	100,932	0.2%
United Mexican States	5.625%	1/15/17	185,592	189,274	0.3%
7 Sovereign Bonds (U.S. Dollar-Denominated)—Other †				2,523,406	4.5%
Total Sovereign Bonds (Cost $3,641,696)				3,700,901	6.5%
Taxable Municipal Bonds (Cost $205,074) †				209,047	0.4%
Tax-Exempt Municipal Bonds (Cost $10,000) †				10,000	0.0%

			Shares
Convertible Preferred Stocks (Cost $28,924) †			29,160	—	0.0%
Temporary Cash Investment
Money Market Fund
11 Vanguard Market Liquidity Fund
(Cost $496,417)	0.561%		496,417,000	496,417	0.9%
Total Investments (Cost $55,672,108)				56,518,047	99.7%

		Expiration
		Date	Contracts
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00		8/26/16	1,659	(181)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00		9/23/16	666	(198)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50		8/26/16	1,659	(726)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50		8/26/16	662	(52)	0.0%
Total Liability for Options Written (Premiums Received $2,290)				(1,157)	0.0%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				4,491
Receivables for Investment Securities Sold				275,055
Receivables for Accrued Income				326,996
Receivables for Capital Shares Issued				56,794
Other Assets				102,955
Total Other Assets				766,291	1.3%
Liabilities
Payables for Investment Securities Purchased				(426,034)
Payables for Capital Shares Redeemed				(42,094)
Payables for Distributions				(17,106)
Payables to Vanguard				(26,484)
Other Liabilities				(79,623)
Total Liabilities				(591,341)	(1.0%)
Net Assets				56,691,840	100.0%

Short-Term Investment-Grade Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	55,994,631
Undistributed Net Investment Income	1,005
Accumulated Net Realized Losses	(74,042)
Unrealized Appreciation (Depreciation)
Investment Securities	845,939
Futures Contracts	(50,635)
Options on Futures Contracts	1,133
Swap Contracts	(5,954)
Forward Currency Contracts	(20,499)
Foreign Currencies	262
Net Assets	56,691,840

Investor Shares—Net Assets
Applicable to 901,935,961 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,737,054
Net Asset Value Per Share—Investor Shares	$10.80

Admiral Shares—Net Assets
Applicable to 3,421,061,647 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	36,932,843
Net Asset Value Per Share—Admiral Shares	$10.80

Institutional Shares—Net Assets
Applicable to 928,324,663 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,021,943
Net Asset Value Per Share—Institutional Shares	$10.80

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $22,941,000 have been segregated as initial margin for open cleared swap contracts. 2 Securities with a value of $37,832,000 have been segregated as initial margin for open futures contracts.

3 Securities with a value of $4,835,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Security made only partial principal and/or interest payments during the period ended July 31, 2016. 6 Adjustable-rate security.

7 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $8,170,531,000, representing 14.4% of net assets.

8 Face amount denominated in euro.

9 Face amount denominated in Australian dollars. 10 Face amount denominated in British pounds.

11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	626,156
Total Income	626,156
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,846
Management and Administrative—Investor Shares	7,816
Management and Administrative—Admiral Shares	12,893
Management and Administrative—Institutional Shares	2,467
Marketing and Distribution—Investor Shares	991
Marketing and Distribution—Admiral Shares	1,791
Marketing and Distribution—Institutional Shares	133
Custodian Fees	370
Shareholders’ Reports—Investor Shares	181
Shareholders’ Reports—Admiral Shares	186
Shareholders’ Reports—Institutional Shares	7
Trustees’ Fees and Expenses	17
Total Expenses	29,698
Net Investment Income	596,458
Realized Net Gain (Loss)
Investment Securities Sold	156,577
Futures Contracts	(98,616)
Options	608
Swap Contracts	(11,184)
Foreign Currencies and Forward Currency Contracts	4,441
Realized Net Gain (Loss)	51,826
Change in Unrealized Appreciation (Depreciation)
Investment Securities	969,085
Futures Contracts	313
Options	1,482
Swap Contracts	(7,910)
Foreign Currencies and Forward Currency Contracts	(32,244)
Change in Unrealized Appreciation (Depreciation)	930,726
Net Increase (Decrease) in Net Assets Resulting from Operations	1,579,010
1 Interest income from an affiliated company of the fund was $2,161,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	596,458	1,059,392
Realized Net Gain (Loss)	51,826	(73,067)
Change in Unrealized Appreciation (Depreciation)	930,726	(538,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,579,010	448,008
Distributions
Net Investment Income
Investor Shares	(100,661)	(202,612)
Admiral Shares	(380,680)	(700,824)
Institutional Shares	(104,593)	(181,977)
Realized Capital Gain[1]
Investor Shares	—	(1,871)
Admiral Shares	—	(6,383)
Institutional Shares	—	(1,715)
Total Distributions	(585,934)	(1,095,382)
Capital Share Transactions
Investor Shares	(281,017)	(976,042)
Admiral Shares	2,435,619	502,066
Institutional Shares	642,742	971,116
Net Increase (Decrease) from Capital Share Transactions	2,797,344	497,140
Total Increase (Decrease)	3,790,420	(150,234)
Net Assets
Beginning of Period	52,901,420	53,051,654
End of Period[2]	56,691,840	52,901,420

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $9,969,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,005,000 and ($11,718,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.60	$10.73	$10.74	$10.82	$10.73	$10.80
Investment Operations
Net Investment Income	.109	.204	.200	.194	.231	.269
Net Realized and Unrealized Gain (Loss)
on Investments	. 201	(.123)	. 016	(. 039)	.139	(. 008)
Total from Investment Operations	.310	.081	.216	.155	.370	.261
Distributions
Dividends from Net Investment Income	(.110)	(. 209)	(. 200)	(.194)	(. 234)	(. 292)
Distributions from Realized Capital Gains	—	(. 002)	(. 026)	(. 041)	(. 046)	(. 039)
Total Distributions	(.110)	(. 211)	(. 226)	(. 235)	(. 280)	(. 331)
Net Asset Value, End of Period	$10.80	$10.60	$10.73	$10.74	$10.82	$10.73

Total Return[1]	2.94%	0.77%	2.03%	1.46%	3.48%	2.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,737	$9,840	$10,943	$11,752	$12,166	$13,394
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.91%	1.86%	1.81%	2.13%	2.52%
Portfolio Turnover Rate	67%	75%	79%	122%	80%	47%[2]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.60	$10.73	$10.74	$10.82	$10.73	$10.80
Investment Operations
Net Investment Income	.114	.215	.211	.205	.242	.279
Net Realized and Unrealized Gain (Loss)
on Investments	. 201	(.123)	. 016	(. 039)	.139	(. 008)
Total from Investment Operations	.315	.092	.227	.166	.381	.271
Distributions
Dividends from Net Investment Income	(.115)	(. 220)	(. 211)	(. 205)	(. 245)	(. 302)
Distributions from Realized Capital Gains —		(. 002)	(. 026)	(. 041)	(. 046)	(. 039)
Total Distributions	(.115)	(. 222)	(. 237)	(. 246)	(. 291)	(. 341)
Net Asset Value, End of Period	$10.80	$10.60	$10.73	$10.74	$10.82	$10.73

Total Return[1]	2.99%	0.87%	2.13%	1.56%	3.59%	2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,933	$33,857	$33,772	$29,632	$25,845	$22,313
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.01%	1.96%	1.91%	2.23%	2.61%
Portfolio Turnover Rate	67%	75%	79%	122%	80%	47%[2]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.60	$10.73	$10.74	$10.82	$10.73	$10.80
Investment Operations
Net Investment Income	.116	.218	.214	.208	.245	.283
Net Realized and Unrealized Gain (Loss)
on Investments	. 201	(.123)	. 016	(. 039)	.139	(. 008)
Total from Investment Operations	.317	.095	.230	.169	.384	.275
Distributions
Dividends from Net Investment Income	(.117)	(. 223)	(. 214)	(. 208)	(. 248)	(. 306)
Distributions from Realized Capital Gains —		(. 002)	(. 026)	(. 041)	(. 046)	(. 039)
Total Distributions	(.117)	(. 225)	(. 240)	(. 249)	(. 294)	(. 345)
Net Asset Value, End of Period	$10.80	$10.60	$10.73	$10.74	$10.82	$10.73

Total Return	3.00%	0.90%	2.16%	1.59%	3.62%	2.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,022	$9,205	$8,337	$6,802	$4,672	$1,864
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.04%	1.99%	1.94%	2.26%	2.65%
Portfolio Turnover Rate	67%	75%	79%	122%	80%	47%[1]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Short-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 7% and 8% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the

Short-Term Investment-Grade Fund

contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2016, the fund’s average investment in forward currency contracts represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less

Short-Term Investment-Grade Fund

than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2016, the fund’s average amounts of credit protection sold and credit protection purchased represented 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Short-Term Investment-Grade Fund

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2016, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of

Short-Term Investment-Grade Fund

the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $4,491,000, representing 0.01% of the fund’s net assets and 1.80% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	9,720,152	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	12,706,002	72,738
Corporate Bonds	—	29,602,786	4
Sovereign Bonds	—	3,700,901	—
Taxable Municipal Bonds	—	209,047	—
Tax-Exempt Municipal Bonds	—	10,000	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	496,417	—	—
Liability for Options Written	(1,157)	—	—
Futures Contracts—Assets[1]	8,805	—	—
Futures Contracts—Liabilities[1]	(12,969)	—	—
Forward Currency Contracts—Assets	—	15,964	—
Forward Currency Contracts—Liabilities	—	(36,463)	—
Swap Contracts—Assets	1,366[1]	24,645	—
Swap Contracts—Liabilities	(3,678)[1]	(12,521)	—
Total	488,784	55,940,513	72,742
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	10,032	32,518	8,230	50,780
Liability for Options Written	(1,157)	—	—	(1,157)
Other Liabilities	(15,957)	(36,463)	(13,211)	(65,631)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(98,616)	—	—	(98,616)
Options	608	—	—	608
Swap Contracts	(16,892)	125	5,583	(11,184)
Forward Currency Contracts	—	321	—	321
Realized Net Gain (Loss) on Derivatives	(114,900)	446	5,583	(108,871)

Short-Term Investment-Grade Fund

	Interest Rate	Currency	Credit
Change in Unrealized Appreciation	Contracts	Contracts	Contracts	Total
(Depreciation) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	313	—	—	313
Options	1,482	—	—	1,482
Swap Contracts	(893)	(2,193)	(4,824)	(7,910)
Forward Currency Contracts	—	(32,754)	—	(32,754)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	902	(34,947)	(4,824)	(38,869)

At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2016	28,152	3,434,984	23,827
Ultra 10-Year U.S. Treasury Note	September 2016	(12,039)	(1,760,139)	(63,183)
10-Year U.S. Treasury Note	September 2016	(11,846)	(1,576,073)	(1,592)
2-Year U.S. Treasury Note	September 2016	4,024	881,256	496
AUD 3-Year Treasury Bond	September 2016	(5,383)	(464,050)	(1,295)
Euro-Bund	September 2016	(1,625)	(304,870)	(4,761)
Euro-Bobl	September 2016	(1,563)	(233,581)	(1,883)
AUD 90-Day Bank Bill	September 2016	(50)	(37,827)	(2)
Ultra Long U.S. Treasury Bond	September 2016	145	27,627	193
Long Gilt	September 2016	(145)	(25,129)	(1,395)
AUD 10-Year Treasury Bond	September 2016	(127)	(13,256)	(241)
30-Year U.S. Treasury Bond	September 2016	(66)	(11,513)	(203)
Euro-Schatz	September 2016	(59)	(7,389)	(2)
Euro-Buxl	September 2016	(30)	(6,609)	(594)
				(50,635)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 90-Day Bank Bill, AUD 3-Year Treasury Bond, and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Short-Term Investment-Grade Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	8/3/16	EUR	495,159	USD	544,512	9,144
JPMorgan Chase Bank N.A.	8/3/16	AUD	534,894	USD	402,845	3,606
BNP Paribas	8/3/16	AUD	140,500	USD	105,683	1,079
Morgan Stanley Capital Services LLC	8/3/16	GBP	64,026	USD	84,051	689
BNP Paribas	8/3/16	EUR	56,811	USD	63,032	489
JPMorgan Chase Bank N.A.	8/3/16	EUR	18,588	USD	20,569	215
Morgan Stanley Capital Services LLC	9/2/16	EUR	17,821	USD	19,571	380
Citibank, N.A.	8/3/16	EUR	17,596	USD	19,426	249
Morgan Stanley Capital Services LLC	8/3/16	EUR	2,247	USD	2,497	15
Bank of America N.A.	8/3/16	USD	631,528	EUR	572,457	(8,557)
Barclays Capital	9/2/16	USD	545,182	EUR	495,159	(9,146)
JPMorgan Chase Bank N.A.	9/2/16	USD	406,417	AUD	540,234	(3,659)
UBS AG	8/3/16	USD	370,491	AUD	501,135	(10,308)
BNP Paribas	9/2/16	USD	112,928	AUD	150,318	(1,173)
Morgan Stanley Capital Services LLC	8/3/16	USD	84,579	GBP	64,026	(161)
Morgan Stanley Capital Services LLC	9/2/16	USD	84,091	GBP	64,026	(691)
JPMorgan Chase Bank N.A.	8/3/16	USD	80,923	AUD	108,375	(1,428)
JPMorgan Chase Bank N.A.	9/2/16	USD	41,262	EUR	37,486	(704)
Bank of America N.A.	9/2/16	USD	39,490	EUR	35,677	(449)
BNP Paribas	8/3/16	USD	25,014	AUD	33,000	(62)
JPMorgan Chase Bank N.A.	8/3/16	USD	14,912	AUD	19,563	47
BNP Paribas	8/3/16	USD	13,311	EUR	11,967	(70)
Barclays Capital	8/3/16	USD	10,173	AUD	13,321	51
JPMorgan Chase Bank N.A.	8/3/16	USD	6,635	EUR	5,978	(49)
Citibank, N.A.	9/2/16	USD	454	AUD	606	(6)
						(20,499)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

At July 31, 2016, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-IG-26-V1	6/20/21	ICE	135,510	(1,880)	1.000	(104)

Credit Protection Purchased
CDX-NA-HY-26-V1	6/20/21	ICE	132,515	5,035	(5.000)	(817)
CDX-NA-IG-26-V1	6/20/21	CME	230,000	2,153	(1.000)	(858)
			362,515			(1,675)
						(1,779)
CME—Chicago Mercantile Exchange.
ICE—Intercontinental Exchange.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway/Aa2	6/20/21	BARC	16,690	(109)	1.000	(3)
Berkshire Hathaway/Aa2	6/20/21	BARC	16,595	70	1.000	176
Berkshire Hathaway/Aa2	6/20/21	GSI	6,675	(52)	1.000	(10)
Berkshire Hathaway/Aa2	6/20/21	JPMC	10,030	(49)	1.000	15
BHP Billiton/A3	6/20/21	DBAG	29,287	1,017	1.000	557
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	155	1.000	165
Federation of Malaysia/A3	6/20/21	BARC	17,488	507	1.000	160
Federation of Malaysia/A3	6/20/21	BNPSW	39,400	1,139	1.000	356
Federation of Malaysia/A3	6/20/21	DBAG	25,815	854	1.000	341
General Electric Capital Corp./A1	12/20/19	DBAG	29,290	(416)	1.000	225
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	9,750	9	1.000	132
Metlife Inc./A3	12/20/20	GSCM	14,025	—	1.000	(109)
People’s Republic of China/Aa3	9/20/20	BNPSW	4,880	27	1.000	32
People’s Republic of China/Aa3	9/20/20	JPMC	24,405	(86)	1.000	(65)
People’s Republic of China/Aa3	12/20/20	BARC	19,515	249	1.000	227

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
People’s Republic of China/Aa3	12/20/20	GSCM	10,830	199	1.000	187
People’s Republic of China/Aa3	12/20/20	GSCM	13,000	203	1.000	188
People’s Republic of China/Aa3	12/20/20	GSCM	14,635	133	1.000	117
People’s Republic of China/Aa3	12/20/20	JPMC	11,900	68	1.000	55
People’s Republic of China/Aa3	12/20/20	JPMC	7,220	90	1.000	82
Republic of Chile/Aa3	12/20/20	BARC	8,780	172	1.000	237
Republic of Chile/Aa3	12/20/20	GSCM	8,585	131	1.000	194
Republic of Chile/Aa3	12/20/20	JPMC	14,635	261	1.000	369
Republic of Chile/Aa3	6/20/21	BNPSW	25,680	(77)	1.000	60
Republic of Chile/Aa3	6/20/21	BNPSW	11,530	32	1.000	93
Republic of Chile/Aa3	6/20/21	DBAG	13,480	—	1.000	72
Republic of Chile/Aa3	6/20/21	JPMC	9,760	(24)	1.000	28
Republic of Colombia/Baa2	6/20/21	BARC	14,250	700	1.000	65
Republic of Colombia/Baa2	6/20/21	BNPSW	19,530	698	1.000	(172)
Republic of Colombia/Baa2	6/20/21	BOANA	5,155	322	1.000	92
Republic of Colombia/Baa2	6/20/21	CITNA	16,600	794	1.000	54
Republic of Colombia/Baa2	6/20/21	DBAG	10,740	676	1.000	197
Republic of Colombia/Baa2	6/20/21	DBAG	5,370	333	1.000	94
Republic of Colombia/Baa2	6/20/21	JPMC	15,700	572	1.000	(128)
Republic of Colombia/Baa2	6/20/21	JPMC	5,370	312	1.000	73
Republic of Colombia/Baa2	6/20/21	MSCS	4,983	294	1.000	71
Republic of Indonesia/Baa3	6/20/21	BNPSW	12,730	681	1.000	309
Republic of Indonesia/Baa3	6/20/21	DBAG	15,110	752	1.000	310
Republic of Peru/A3	6/20/21	BARC	3,005	95	1.000	52
Republic of Turkey/Baa3	12/20/16	BNPSW	10,740	6	1.000	16
Russian Federation/Ba1	6/20/17	GSCM	19,540	437	1.000	471
Russian Federation/Ba1	6/20/17	GSCM	9,600	212	1.000	228
Russian Federation/Ba1	6/20/17	GSCM	16,020	354	1.000	381
United Mexican States/A3	6/20/21	BARC	12,200	367	1.000	70
United Mexican States/A3	6/20/21	BNPSW	1,660	60	1.000	19
United Mexican States/A3	6/20/21	BNPSW	22,990	781	1.000	222
United Mexican States/A3	6/20/21	BNPSW	36,980	1,064	1.000	164
			686,783			6,469

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	434	(1.000)	(103)
Aetna Inc.	6/20/20	GSCM	19,530	594	(1.000)	7
American International Group Inc.	6/20/20	BOANA	11,720	168	(1.000)	(21)
American International Group Inc.	6/20/20	BOANA	11,720	168	(1.000)	(21)
American International Group Inc. 12/20/20		GSCM	14,025	276	(1.000)	81
American International Group Inc. 12/20/20		GSCM	6,990	(94)	(1.000)	(191)
Autozone Inc.	12/20/20	GSCM	9,760	303	(1.000)	(16)
Bank of America Corp.	3/20/20	GSCM	21,610	248	(1.000)	(61)
CMBX-NA-AAA-9	9/17/58	CSFBI	38,790	(2,172)	(0.500)	(427)
CMBX-NA-AAA-9	9/17/58	CSFBI	64,850	(2,640)	(0.500)	278
CMBX-NA-AAA-9	9/17/58	CSFBI	19,340	(927)	(0.500)	(57)
CMBX-NA-AAA-9	9/17/58	CSFBI	19,550	(796)	(0.500)	84
CMBX-NA-AAA-9	9/17/58	DBAG	39,030	(2,240)	(0.500)	(483)
CMBX-NA-AAA-9	9/17/58	DBAG	19,500	(1,053)	(0.500)	(176)
CMBX-NA-AAA-9	9/17/58	DBAG	38,960	(2,249)	(0.500)	(496)
CMBX-NA-AAA-9	9/17/58	DBAG	19,500	(1,148)	(0.500)	(271)
CMBX-NA-AAA-9	9/17/58	DBAG	18,120	(714)	(0.500)	102
CMBX-NA-AAA-9	9/17/58	GSI	19,500	(1,140)	(0.500)	(263)
CMBX-NA-AAA-9	9/17/58	GSI	38,830	(2,322)	(0.500)	(575)
CMBX-NA-AAA-9	9/17/58	GSI	12,970	(545)	(0.500)	39
CMBX-NA-AAA-9	9/17/58	GSI	3,910	(164)	(0.500)	12
CMBX-NA-AAA-9	9/17/58	JPMC	19,300	(991)	(0.500)	(123)
CMBX-NA-AAA-9	9/17/58	MSCS	38,920	(2,212)	(0.500)	(461)
CMBX-NA-AAA-9	9/17/58	MSCS	19,280	(827)	(0.500)	40
CMBX-NA-AAA-9	9/17/58	MSCS	19,330	(1,057)	(0.500)	(187)
Commerzbank AG	6/20/21	BOANA	24,410	(284)	(1.000)	(124)
CVS Health Corp.	12/20/20	BOANA	4,880	149	(1.000)	(23)
CVS Health Corp.	12/20/20	BOANA	4,880	168	(1.000)	(3)
CVS Health Corp.	12/20/20	BOANA	9,760	298	(1.000)	(45)
CVS Health Corp.	12/20/20	BOANA	9,760	294	(1.000)	(48)
El du Pont de Nemours & Co.	12/20/20	JPMC	25,215	533	(1.000)	(125)
Federal Express Corp.	12/20/18	GSCM	21,640	160	(1.000)	(290)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Federative Republic of Brazil	12/20/20	BARC	14,940	(1,745)	(1.000)	(802)
Federative Republic of Brazil	12/20/20	BNPSW	11,447	(1,681)	(1.000)	(959)
Federative Republic of Brazil	6/20/21	DBAG	16,110	(1,938)	(1.000)	(639)
Federative Republic of Brazil	6/20/21	GSI	17,425	(1,967)	(1.000)	(562)
Federative Republic of Brazil	12/20/25	BOANA	23,222	(6,148)	(1.000)	(1,995)
Federative Republic of Brazil	12/20/25	GSCM	10,925	(2,700)	(1.000)	(746)
Intesa Sanpaolo SpA	12/20/19	BARC	14,510	102	(1.000)	63
Lincoln National Corp.	6/20/21	BARC	3,340	(94)	(1.000)	(23)
Lincoln National Corp.	6/20/21	BARC	3,335	95	(1.000)	166
McKesson Corp.	3/20/19	JPMC	18,210	331	(1.000)	(105)
McKesson Corp.	3/20/19	JPMC	18,210	339	(1.000)	(97)
PPG Industries Inc.	3/20/18	GSCM	9,760	70	(1.000)	(73)
Republic of Austria	9/20/17	BNPSW	3,800	(112)	(1.000)	(152)
Republic of Korea	9/20/18	JPMC	7,800	31	(1.000)	(105)
Republic of South Africa	12/20/20	BOANA	18,950	(1,303)	(1.000)	(337)
Republic of South Africa	12/20/20	JPMC	18,950	(1,311)	(1.000)	(344)
Republic of Turkey	6/20/21	BARC	19,630	(1,508)	(1.000)	(51)
Republic of Turkey	6/20/21	BNPSW	19,530	(1,492)	(1.000)	(42)
Republic of Turkey	6/20/21	JPMC	19,530	(1,501)	(1.000)	(51)
Royal Bank of Scotland plc	12/20/20	BNPSW	18,060	134	(1.000)	263
United Mexican States	12/20/18	DBAG	4,900	(15)	(1.000)	(41)
UnitedHealth Group Inc.	12/20/19	CSFBI	19,525	422	(1.000)	(124)
UnitedHealth Group Inc.	6/20/20	CSFBI	19,530	571	(1.000)	(25)
Wells Fargo & Co.	9/20/20	BOANA	25,940	438	(1.000)	(171)
			1,022,684			(10,899)
						(4,430)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BARC—Barclays Bank plc. BNPSW—BNP Paribas. BOANA—Bank of America, N.A. CITNA—Citibank, N.A.

CSFBI—Credit Suisse First Boston International. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. GSI—Goldman Sachs International. JPMC—JP Morgan Chase Bank. MSCS—Morgan Stanley Capital Services LLC.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
9/21/17	9/21/16[1]	CME	496,504	(1.250)	0.000[2]	148
11/15/17	NA	LCH	100,000	1.069	(0.481)[3]	564
9/21/18	9/21/16[1]	CME	1,165,951	1.500	(0.000)[2]	6
8/15/19	NA	LCH	175,000	(1.524)	0.481[3]	(4,137)
9/21/19	9/21/16[1]	CME	60,079	(1.500)	0.000[2]	(43)
8/15/20	NA	LCH	400,000	(1.486)	0.481[2]	(10,818)
9/21/20	9/21/16[1]	CME	301,885	(1.750)	0.000[3]	(674)
9/21/21	9/21/16[1]	CME	92,633	(2.000)	0.000[3]	(376)
9/21/23	9/21/16[1]	CME	115,664	(2.250)	0.000	(969)
						(16,299)
CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	24,528	GBP 14,650	5,159
USD 4.684%	GBP 5.375%	9/28/16	MSCS	23,541	GBP 13,750	5,343
USD 5.693%	GBP 6.125%	5/14/17	BARC	16,195	GBP 9,770	3,286
USD 5.686%	GBP 6.125%	5/14/17	BARC	13,493	GBP 8,119	2,766
						16,554
BARC—Barclays Bank plc.
MSCS—Morgan Stanley Capital Services LLC.
GBP—British pound.
USD—U.S. dollar.

At July 31, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $37,654,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

Short-Term Investment-Grade Fund

During the six months ended July 31, 2016, the fund realized net foreign currency gains of $6,926,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $4,727,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $164,627,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $55,680,458,000. Net unrealized appreciation of investment securities for tax purposes was $837,589,000, consisting of unrealized gains of $1,063,272,000 on securities that had risen in value since their purchase and $225,683,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2016, the fund purchased $10,213,702,000 of investment securities and sold $12,125,054,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,755,096,000 and $5,279,666,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2016.

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2016	3,850	1,553	—	—
Options Written	44,813	18,420	581,545	666
Options Expired	(4,911)	(1,903)	(581,545)	(666)
Options Closed	(39,106)	(15,780)	—	—
Options Exercised	—	—	—	—
Balance at July 31, 2016	4,646	2,290	—	—

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,167,553	109,279	2,327,502	218,394
Issued in Lieu of Cash Distributions	90,908	8,485	184,254	17,295
Redeemed	(1,539,478)	(143,974)	(3,487,798)	(327,231)
Net Increase (Decrease)—Investor Shares	(281,017)	(26,210)	(976,042)	(91,542)
Admiral Shares
Issued	6,312,277	590,323	10,442,543	979,847
Issued in Lieu of Cash Distributions	300,533	28,047	551,174	51,744
Redeemed	(4,177,191)	(390,888)	(10,491,651)	(984,816)
Net Increase (Decrease)—Admiral Shares	2,435,619	227,482	502,066	46,775
Institutional Shares
Issued	1,576,750	147,415	3,011,844	282,780
Issued in Lieu of Cash Distributions	88,628	8,271	158,703	14,899
Redeemed	(1,022,636)	(95,625)	(2,199,431)	(206,214)
Net Increase (Decrease)—Institutional Shares	642,742	60,061	971,116	91,465

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol		VFICX	VFIDX
Expense Ratio[1]		0.20%	0.10%
30-Day SEC Yield		2.25%	2.35%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,179	1,965	9,804
Yield to Maturity
(before expenses)	2.3%	2.7%	1.9%
Average Coupon	3.3%	3.7%	3.1%
Average Duration	5.5 years	6.5 years	5.5 years
Average Effective
Maturity	6.4 years	7.4 years	7.7 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			8.3%
Commercial Mortgage-Backed			5.6
Finance			30.5
Foreign			2.6
Government Mortgage-Backed			0.1
Industrial			40.6
Treasury/Agency			7.2
Utilities			4.9
Other			0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.96	0.91
Beta	0.80	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.6%
1 - 3 Years	10.8
3 - 5 Years	19.0
5 - 7 Years	25.2
7 - 10 Years	40.7
10 - 20 Years	1.3
20 - 30 Years	0.3
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)

U.S. Government	7.2%
Aaa	13.1
Aa	15.6
A	44.0
Baa	18.8
Ba	0.4
B	0.1
Not Rated	0.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.17%	-0.72%	4.45%	4.43%
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52
2016	2.98	-2.95	0.03	-1.39
2017	1.50	4.32	5.82	7.79
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	7.00%	5.01%	4.34%	1.75%	6.09%
Admiral Shares	2/12/2001	7.11	5.11	4.45	1.75	6.20

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Inflation
	Indexed Bonds	0.625%	1/15/26	372,092	396,835	1.4%
	United States Treasury Inflation
	Indexed Bonds	0.125%	7/15/26	9,209	9,371	0.0%
1	United States Treasury Note/Bond	1.625%	4/30/19	163,200	167,127	0.6%
	United States Treasury Note/Bond	1.625%	2/15/26	161,000	163,465	0.6%
	United States Treasury Note/Bond	1.125%	1/15/19	161,400	163,014	0.6%
1	United States Treasury Note/Bond	0.750%	2/15/19	146,400	146,514	0.5%
2	United States Treasury Note/Bond	1.500%	1/31/19	137,000	139,655	0.5%
	United States Treasury Note/Bond	2.250%	11/15/25	100,000	107,000	0.4%
	United States Treasury Note/Bond	0.875%	7/31/19	104,000	104,358	0.4%
	United States Treasury Note/Bond	0.875%	4/15/19	100,000	100,375	0.4%
3	United States Treasury Note/Bond	1.250%	1/31/19	82,000	83,102	0.3%
	United States Treasury Note/Bond	1.625%	5/15/26	77,000	78,191	0.3%
	United States Treasury
	Note/Bond	0.500%–3.625%	9/30/16–2/15/25	293,448	298,182	1.1%
					1,957,189	7.1%
Nonconventional Mortgage-Backed Securities †					490	0.0%
Total U.S. Government and Agency Obligations (Cost $1,943,356)					1,957,679	7.1%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.720%	6/11/40	16,596	16,914	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	7,272	7,510	0.0%
[4,5]	Chase Issuance Trust 2007-C1	0.941%	4/15/19	6,100	6,088	0.0%
[4,5]	Chase Issuance Trust 2016-A1	0.891%	5/17/21	1,577	1,577	0.0%
[4,6]	Chrysler Capital Auto
	Receivables Trust
	2013-AA	1.830%–2.930%	3/15/19–8/17/20	3,205	3,214	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,6]	Chrysler Capital Auto
	Receivables Trust
	2014-AA	2.280%	11/15/19	2,150	2,161	0.0%
[4,6]	Chrysler Capital Auto
	Receivables Trust
	2014-BA	3.440%	8/16/21	290	287	0.0%
[4,6]	Chrysler Capital Auto
	Receivables Trust
	2015-BA	2.260%–4.170%	10/15/20–1/16/23	19,000	19,179	0.1%
[4,6]	Chrysler Capital Auto
	Receivables Trust
	2016-AA	2.880%–4.220%	2/15/22–2/15/23	10,900	10,950	0.0%
[4,6]	Drive Auto Receivables
	Trust 2015-AA	2.280%–4.120%	6/17/19–7/15/22	10,113	10,181	0.0%
[4,6]	Drive Auto Receivables
	Trust 2015-BA	1.300%–3.840%	6/15/18–7/15/21	12,636	12,714	0.1%
[4,6]	Drive Auto Receivables
	Trust 2015-CA	2.230%–4.200%	9/16/19–9/15/21	18,420	18,596	0.1%
[4,6]	Drive Auto Receivables
	Trust 2015-DA	1.590%–4.590%	12/17/18–1/17/23	35,525	36,108	0.1%
[4,6]	Drive Auto Receivables
	Trust 2016-AA	2.110%–3.910%	5/15/19–5/17/21	19,050	19,204	0.1%
[4,6]	Drive Auto Receivables
	Trust 2016-BA	1.670%–4.530%	7/15/19–8/15/23	29,270	29,672	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	1,580	1,580	0.0%
4	Ford Credit Auto Lease
	Trust 2015-B	1.540%–1.920%	2/15/19–3/15/19	11,930	11,867	0.1%
4	Ford Credit Auto Lease
	Trust 2016-A	1.850%	7/15/19	17,030	17,072	0.1%
4	Ford Credit Auto Owner
	Trust 2013-D	1.720%	7/15/19	2,890	2,899	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	7,488	7,583	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	13,470	13,722	0.1%
4	Ford Credit Auto Owner
	Trust 2015-B	2.040%	10/15/20	5,010	5,066	0.0%
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	6,755	6,832	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2015-REV1	2.120%	7/15/26	6,600	6,695	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	26,000	26,672	0.1%
4	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	2,430	2,434	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	15,740	16,069	0.1%
[4,6]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	21,240	21,367	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,008	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.690%–2.140%	9/15/19	3,500	3,511	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	1,680	1,692	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-1	1.400%–2.310%	2/15/19–2/15/21	2,900	2,909	0.0%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-2	0.981%	2/15/21	6,100	6,085	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,821	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2015-2	1.980%	1/15/22	11,758	11,840	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2015-5	2.390%	8/15/22	26,140	26,985	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2016-1	1.760%	2/15/21	16,890	16,998	0.1%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series
	2016-3	1.103%	7/15/21	18,250	18,257	0.1%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series
	2016-4	1.012%	7/15/20	14,110	14,113	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	1.237%	4/22/19	13,000	13,030	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2014-2	0.937%	10/20/19	4,400	4,390	0.0%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2015-2	1.137%	1/20/22	24,050	23,981	0.1%
[4,6]	GS Mortgage Securities
	Trust 2010-C2	5.184%	12/10/43	1,370	1,547	0.0%
[4,6]	GS Mortgage Securities
	Trust 2011-GC3	5.633%	3/10/44	2,650	2,945	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-ALOHA	3.550%	4/10/34	5,430	5,897	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	7,625	7,931	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,163	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.729%	5/10/45	2,140	2,378	0.0%
[4,6]	GS Mortgage Securities
	Trust 2013-GC13	4.067%	7/10/46	1,210	1,253	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,370	5,744	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	7,128	7,761	0.0%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%	4/10/47	9,870	11,023	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	25,550	28,285	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	2,150	2,365	0.0%
4	GS Mortgage Securities
	Trust 2015-GC28	3.396%	2/10/48	9,980	10,736	0.0%
4	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	4,565	4,940	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%–4.412%	7/10/48	16,245	18,074	0.1%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.655%	10/10/48	12,320	13,383	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-C1	5.716%	2/15/51	21,952	22,399	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	3,797	3,923	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	2,826	2,867	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	2,137	2,198	0.0%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C1	4.608%	6/15/43	9,784	10,525	0.0%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2010-C2	3.616%–5.558%	11/15/43	7,221	7,722	0.0%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2011-C3	4.388%–5.360%	2/15/46	14,710	15,787	0.1%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2011-C5	5.321%	8/15/46	4,000	4,618	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C6	3.507%	5/15/45	4,499	4,874	0.0%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	8,710	9,174	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-CIBX	4.271%	6/15/45	1,350	1,495	0.0%
[4,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-HSBC	3.093%	7/5/32	5,900	6,176	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-LC9	2.840%	12/15/47	4,670	4,894	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C13	4.053%	1/15/46	2,550	2,619	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C16	3.674%–4.975%	12/15/46	4,365	4,924	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-LC11	2.960%	4/15/46	6,098	6,418	0.0%
4	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	980	984	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.906%	6/11/49	5,224	5,398	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	3,900	4,032	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	5,036	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,000	6,334	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	6,370	6,969	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	2,795	2,966	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	4,430	4,865	0.0%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.591%	12/15/48	14,550	16,057	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UBS9	3.594%	3/15/49	4,770	5,261	0.0%
4	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	4,218	4,226	0.0%
4	Santander Drive Auto
	Receivables Trust 2013-5	1.550%	10/15/18	309	310	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	1.490%–3.490%	6/17/19–5/17/21	10,895	11,016	0.1%
4	Santander Drive Auto
	Receivables Trust 2015-4	1.580%–2.970%	9/16/19–3/15/21	25,760	26,013	0.1%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	9,610	9,734	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-2	2.080%–3.390%	2/16/21–4/15/22	5,500	5,543	0.0%
6	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				3,005,867	11.0%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,762,461)					3,851,482	14.0%
Corporate Bonds
Finance
	Banking
	Cooperatieve Rabobank UA	4.625%	12/1/23	102,134	109,945	0.4%
	Cooperatieve Rabobank UA	3.875%	2/8/22	53,100	57,929	0.2%
	Cooperatieve Rabobank UA	2.250%–3.950%	1/14/20–5/21/25	101,500	106,047	0.4%
	Credit Suisse AG	3.625%	9/9/24	69,650	72,479	0.3%
	Goldman Sachs Group Inc.	3.750%	5/22/25	65,622	69,274	0.3%
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	61,093	0.2%
	Goldman Sachs Group Inc.	4.000%	3/3/24	53,926	58,147	0.2%
[7,8]	Goldman Sachs Group Inc.	2.125%–7.500%	2/15/19–2/25/26	173,064	188,930	0.7%
	HSBC Bank USA NA	4.875%	8/24/20	24,478	26,596	0.1%
	HSBC Holdings plc	4.300%	3/8/26	71,090	76,261	0.3%
	HSBC Holdings plc	3.600%	5/25/23	66,405	68,614	0.2%
	HSBC Holdings plc	3.900%	5/25/26	54,890	56,999	0.2%
7	HSBC Holdings plc	2.950%–5.100%	4/5/21–6/7/28	143,712	153,306	0.6%
	HSBC USA Inc.	2.375%–2.750%	11/13/19–8/7/20	19,075	19,309	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	JPMorgan Chase & Co.	2.550%	10/29/20	61,384	62,992	0.2%
4	JPMorgan Chase & Co.	2.400%–5.300%	7/22/20–12/29/49	356,411	377,456	1.4%
	Mitsubishi UFJ Financial
	Group Inc.	3.850%	3/1/26	59,653	65,541	0.2%
	Morgan Stanley	3.875%	1/27/26	70,263	74,917	0.3%
	Morgan Stanley	2.500%–7.300%	5/13/19–7/27/26	284,480	308,557	1.1%
	PNC Bank NA	2.150%–6.875%	4/1/18–6/1/25	190,172	200,137	0.7%
	PNC Financial Services
	Group Inc.	2.854%–3.900%	11/9/22–4/29/24	19,018	19,971	0.1%
	PNC Funding Corp.	3.300%–6.700%	6/10/19–3/8/22	70,813	78,517	0.3%
	Santander Bank NA	8.750%	5/30/18	5,000	5,525	0.0%
6	Santander UK Group
	Holdings plc	4.750%	9/15/25	22,530	22,637	0.1%
	Santander UK plc	2.350%–4.000%	3/14/19–3/13/24	64,013	67,148	0.2%
	Toronto-Dominion Bank	2.125%	4/7/21	55,000	56,075	0.2%
	Wells Fargo & Co.	3.300%	9/9/24	69,974	73,819	0.3%
[5,9]	Wells Fargo & Co.	2.550%–4.600%	7/22/20–4/22/26	255,840	257,159	0.9%
6	Banking—Other †				2,517,440	9.2%
6	Brokerage †				356,550	1.3%
	Finance Companies
	GE Capital International
	Funding Co.	2.342%	11/15/20	69,573	72,101	0.2%
	GE Capital International
	Funding Co.	3.373%–4.418%	11/15/25–11/15/35	65,576	74,390	0.3%
	HSBC Finance Corp.	6.676%	1/15/21	63,939	72,821	0.3%
6	Finance Companies—Other †				65,744	0.2%
	Insurance
	Aetna Inc.	3.200%	6/15/26	67,925	69,691	0.3%
	Berkshire Hathaway
	Finance Corp.	3.000%–4.250%	1/15/21–5/15/22	6,360	6,887	0.0%
	Berkshire Hathaway Inc.	2.750%	3/15/23	88,685	92,617	0.3%
	Berkshire Hathaway Inc.	3.125%	3/15/26	77,788	82,709	0.3%
	Berkshire Hathaway Inc.	3.750%	8/15/21	11,500	12,677	0.1%
	Manulife Financial Corp.	4.150%	3/4/26	55,450	60,511	0.2%
6	Insurance—Other †				1,210,588	4.4%
6	Real Estate Investment Trusts †				725,717	2.6%
					8,215,823	29.9%
Industrial
	Basic Industry †				469,207	1.7%
	Capital Goods
	General Electric
	Capital Corp.	2.200%–6.750%	8/7/19–8/7/37	234,940	271,355	1.0%
4	General Electric Co.	5.000%	12/29/49	2,000	2,155	0.0%
	Precision Castparts Corp.	2.500%	1/15/23	45,952	47,917	0.2%
6	Capital Goods—Other †				551,563	2.0%
	Communication
	America Movil SAB de CV	3.125%	7/16/22	54,350	56,804	0.2%
6	Communication—Other †				844,257	3.1%
	Consumer Cyclical
	Ford Motor Credit Co. LLC	3.157%–8.125%	1/15/20–1/8/26	83,264	91,558	0.3%
	Visa Inc.	3.150%	12/14/25	158,376	169,866	0.6%
	Wal-Mart Stores Inc.	2.550%	4/11/23	77,171	80,977	0.3%
6	Consumer Cyclical—Other †				1,115,352	4.1%
	Consumer Noncyclical
	Altria Group Inc.	2.850%	8/9/22	95,149	100,356	0.4%
	Anheuser-Busch Cos. LLC	5.000%–5.500%	1/15/18–3/1/19	3,225	3,510	0.0%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	138,250	147,811	0.6%
Anheuser-Busch InBev
Finance Inc.	3.300%	2/1/23	61,800	65,070	0.2%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	2/1/21–2/1/24	35,882	37,448	0.1%
7 Anheuser-Busch InBev
SA/NV	2.750%–3.250%	1/24/33–3/17/36	3,700	5,129	0.0%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–6.875%	11/15/19–7/15/22	64,356	69,223	0.3%
Gilead Sciences Inc.	3.500%	2/1/25	104,451	112,776	0.4%
Gilead Sciences Inc.	3.700%	4/1/24	97,435	105,717	0.4%
Medtronic Inc.	3.500%	3/15/25	118,640	129,662	0.5%
6 Consumer Noncyclical—Other †				2,062,537	7.5%
Energy
BP Capital Markets plc	3.814%	2/10/24	65,410	70,687	0.3%
BP Capital Markets plc	2.500%–4.750%	3/10/19–5/4/26	262,820	277,542	1.0%
ConocoPhillips Co.	4.950%	3/15/26	53,850	59,830	0.2%
Shell International Finance BV	3.250%	5/11/25	88,003	93,137	0.3%
Shell International Finance BV	2.875%	5/10/26	65,500	67,073	0.2%
6 Energy—Other †				1,304,285	4.8%
6 Other Industrial †				140,885	0.5%
Technology
Apple Inc.	2.400%	5/3/23	106,325	109,303	0.4%
Apple Inc.	3.250%	2/23/26	92,525	99,165	0.4%
Apple Inc.	3.450%	5/6/24	64,000	69,653	0.3%
9 Apple Inc.	2.000%–3.700%	5/6/20–8/4/26	248,866	254,834	0.9%
Intel Corp.	3.700%	7/29/25	53,961	60,321	0.2%
International Business
Machines Corp.	3.625%	2/12/24	52,000	56,868	0.2%
6 Technology—Other †				1,162,136	4.2%
Transportation
Burlington Northern
Santa Fe LLC	3.000%–7.000%	6/1/21–3/15/29	125,749	148,495	0.5%
Union Pacific Corp.	4.163%	7/15/22	63,965	72,366	0.3%
6 Transportation—Other †				430,423	1.6%
				11,017,253	40.2%
Utilities
Electric
Berkshire Hathaway
Energy Co.	3.750%–8.480%	11/15/23–9/15/28	27,860	35,578	0.1%
MidAmerican Energy Co.	3.500%–3.700%	9/15/23–10/15/24	47,890	52,777	0.2%
MidAmerican Funding LLC	6.927%	3/1/29	4,900	6,964	0.0%
Nevada Power Co.	7.125%	3/15/19	7,350	8,449	0.1%
PacifiCorp	3.350%–3.850%	6/15/21–7/1/25	43,564	47,861	0.2%
6 Electric—Other †				1,131,640	4.1%
Natural Gas †				33,545	0.1%
				1,316,814	4.8%
Total Corporate Bonds (Cost $19,550,095)				20,549,890	74.9%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $675,119) †				695,511	2.5%
Taxable Municipal Bonds (Cost $49,261) †				51,119	0.2%
Convertible Preferred Stocks (Cost $8,571) †				—	0.0%

Intermediate-Term Investment-Grade Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
10 Vanguard Market Liquidity Fund
(Cost $138,930)	0.561%	138,930,497	138,930	0.5%
Total Investments (Cost $26,127,793)			27,244,611	99.2%

	Expiration
	Date	Contracts
Liabilities for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00	8/26/16	800	(88)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00	9/23/16	320	(95)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50	8/26/16	320	(25)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50	8/26/16	800	(350)	0.0%
Total Liability for Options Written (Premiums Received $1,104)			(558)	0.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			2,157
Receivables for Investment Securities Sold			143,180
Receivables for Accrued Income			206,855
Receivables for Capital Shares Issued			32,563
Other Assets			29,679
Total Other Assets			414,434	1.5%
Liabilities
Payables for Investment Securities Purchased			(126,625)
Payables for Capital Shares Redeemed			(12,609)
Payables for Distributions			(14,668)
Payables to Vanguard			(16,388)
Other Liabilities			(28,989)
Total Liabilities			(199,279)	(0.7%)
Net Assets			27,459,208	100.0%

Intermediate-Term Investment-Grade Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	26,233,832
Undistributed Net Investment Income	13,297
Accumulated Net Realized Gains	98,476
Unrealized Appreciation (Depreciation)
Investment Securities	1,116,818
Futures Contracts	957
Options	546
Swap Contracts	2,874
Forward Currency Contracts	(7,660)
Foreign Currencies	68
Net Assets	27,459,208

Investor Shares—Net Assets
Applicable to 286,542,682 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,906,349
Net Asset Value Per Share—Investor Shares	$10.14

Admiral Shares—Net Assets
Applicable to 2,420,708,016 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,552,859
Net Asset Value Per Share—Admiral Shares	$10.14

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $4,437,000 have been segregated as collateral for forward currency contracts and open over-the-counter swap contracts.

2 Securities with a value of $15,128,000 have been segregated as initial margin for open futures contracts.

3 Securities with a value of $6,660,000 have been segregated as initial margin for open cleared swap contracts.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Adjustable-rate security.

6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $3,029,482,000, representing 11.0% of net assets.

7 Face amount denominated in euro.

8 Face amount denominated in British pounds.

9 Face amount denominated in Australian dollars.

10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	383,961
Total Income	383,961
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,321
Management and Administrative—Investor Shares	2,242
Management and Administrative—Admiral Shares	7,983
Marketing and Distribution—Investor Shares	289
Marketing and Distribution—Admiral Shares	1,169
Custodian Fees	156
Shareholders’ Reports—Investor Shares	60
Shareholders’ Reports—Admiral Shares	146
Trustees’ Fees and Expenses	9
Total Expenses	13,375
Net Investment Income	370,586
Realized Net Gain (Loss)
Investment Securities Sold	136,145
Futures Contracts	(24,594)
Options	107
Swap Contracts	5,727
Foreign Currencies and Forward Currency Contracts	7,638
Realized Net Gain (Loss)	125,023
Change in Unrealized Appreciation (Depreciation)
Investment Securities	958,405
Futures Contracts	300
Options	687
Swap Contracts	(6,788)
Foreign Currencies and Forward Currency Contracts	(11,142)
Change in Unrealized Appreciation (Depreciation)	941,462
Net Increase (Decrease) in Net Assets Resulting from Operations	1,437,071
1 Interest income from an affiliated company of the fund was $719,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	370,586	609,572
Realized Net Gain (Loss)	125,023	107,968
Change in Unrealized Appreciation (Depreciation)	941,462	(666,657)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,437,071	50,883
Distributions
Net Investment Income
Investor Shares	(40,402)	(83,393)
Admiral Shares	(327,770)	(542,263)
Realized Capital Gain[1]
Investor Shares	—	(12,111)
Admiral Shares	—	(79,873)
Total Distributions	(368,172)	(717,640)
Capital Share Transactions
Investor Shares	86,275	(153,287)
Admiral Shares	4,838,972	2,842,055
Net Increase (Decrease) from Capital Share Transactions	4,925,247	2,688,768
Total Increase (Decrease)	5,994,146	2,022,011
Net Assets
Beginning of Period	21,465,062	19,443,051
End of Period[2]	27,459,208	21,465,062

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,297,000 and $3,876,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.72	$10.06	$9.81	$10.24	$10.18	$9.94
Investment Operations
Net Investment Income	.142	.288	.303	.311	.354	.418
Net Realized and Unrealized Gain (Loss)
on Investments	.420	(.288)	.341	(.229)	.266	.463
Total from Investment Operations	. 562.000		.644	.082	.620	. 881
Distributions
Dividends from Net Investment Income	(.142)	(. 296)	(. 307)	(. 317)	(. 360)	(. 428)
Distributions from Realized Capital Gains	—	(. 044)	(. 087)	(.195)	(. 200)	(. 213)
Total Distributions	(.142)	(. 340)	(. 394)	(. 512)	(. 560)	(. 641)
Net Asset Value, End of Period	$10.14	$9.72	$10.06	$9.81	$10.24	$10.18

Total Return[1]	5.82%	0.03%	6.71%	0.85%	6.20%	9.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,906	$2,701	$2,952	$3,099	$4,884	$4,837
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.90%	2.94%	3.05%	3.12%	3.41%	4.17%
Portfolio Turnover Rate	58%	70%	88%	100%	62%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.72	$10.06	$9.81	$10.24	$10.18	$9.94
Investment Operations
Net Investment Income	.147	.298	.313	.321	.364	.428
Net Realized and Unrealized Gain (Loss)
on Investments	.420	(.288)	.341	(.229)	.266	.463
Total from Investment Operations	. 567.010		.654	.092	.630	. 891
Distributions
Dividends from Net Investment Income	(.147)	(. 306)	(. 317)	(. 327)	(. 370)	(. 438)
Distributions from Realized Capital Gains —		(. 044)	(. 087)	(.195)	(. 200)	(. 213)
Total Distributions	(.147)	(. 350)	(. 404)	(. 522)	(. 570)	(. 651)
Net Asset Value, End of Period	$10.14	$9.72	$10.06	$9.81	$10.24	$10.18

Total Return[1]	5.87%	0.13%	6.81%	0.95%	6.30%	9.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,553	$18,764	$16,491	$13,618	$14,582	$11,411
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.00%	3.04%	3.15%	3.22%	3.51%	4.27%
Portfolio Turnover Rate	58%	70%	88%	100%	62%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations

Intermediate-Term Investment-Grade Fund

in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 6% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Intermediate-Term Investment-Grade Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2016, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount

Intermediate-Term Investment-Grade Fund

determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Intermediate-Term Investment-Grade Fund

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

Intermediate-Term Investment-Grade Fund

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,157,000, representing 0.01% of the fund’s net assets and 0.86% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Intermediate-Term Investment-Grade Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,957,679	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,808,203	43,279
Corporate Bonds	—	20,549,886	4
Sovereign Bonds	—	695,511	—
Taxable Municipal Bonds	—	51,119	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	138,930	—	—
Liability for Options Written	(558)	—	—
Futures Contracts—Assets[1]	4,655	—	—
Futures Contracts—Liabilities[1]	(4,919)	—	—
Forward Currency Contracts—Assets	—	6,138	—
Forward Currency Contracts—Liabilities	—	(13,798)	—
Swap Contracts—Assets	532[1]	3,811	—
Swap Contracts—Liabilities	(218)[1]	(4,081)	—
Total	138,422	27,054,468	43,283
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	6,762	6,138	2,236	15,136
Liability for Options Written	(558)	—	—	(558)
Other Liabilities	(4,926)	(13,798)	(4,292)	(23,016)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(24,594)	—	—	(24,594)
Options	412	—	(305)	107
Swap Contracts	627	622	4,478	5,727
Forward Currency Contracts	—	1,608	—	1,608
Realized Net Gain (Loss) on Derivatives	(23,555)	2,230	4,173	(17,152)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	300	—	—	300
Options	687	—	—	687
Swap Contracts	836	(6,557)	(1,067)	(6,788)
Forward Currency Contracts	—	(11,307)	—	(11,307)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	1,823	(17,864)	(1,067)	(17,108)

At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2016	12,831	1,565,582	18,332
Ultra 10-Year U.S. Treasury Note	September 2016	(3,991)	(583,497)	(4,712)
Euro-Bund	September 2016	(756)	(141,835)	(1,989)
30-Year U.S. Treasury Bond	September 2016	(714)	(124,548)	(7,241)
AUD 3-Year Treasury Bond	September 2016	(1,308)	(112,758)	(269)
10-Year U.S. Treasury Note	September 2016	(810)	(107,768)	(154)
Euro-Bobl	September 2016	(656)	(98,035)	(717)
AUD 10-Year Treasury Bond	September 2016	(420)	(43,838)	(797)
Ultra Long U.S. Treasury Bond	September 2016	(92)	(17,529)	(218)
Euro-Buxl	September 2016	(49)	(10,794)	(970)
Euro-Schatz	September 2016	60	7,514	15
Long Gilt	September 2016	(43)	(7,452)	(326)
AUD 90-Day Bank Bill	September 2016	(4)	(3,026)	—
2-Year U.S. Treasury Note	September 2016	13	2,847	3
				957

Intermediate-Term Investment-Grade Fund

Unrealized appreciation (depreciation) on open futures contracts except for AUD 3-Year Treasury Bond, AUD 10-Year Treasury Bond, and AUD 90-Day Bank Bill is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	8/3/2016	EUR	225,249	USD	247,700	4,160
JPMorgan Chase Bank N.A.	8/3/2016	AUD	139,147	USD	104,796	938
BNP Paribas	8/3/2016	AUD	41,000	USD	30,840	315
BNP Paribas	8/3/2016	EUR	22,338	USD	24,717	258
Morgan Stanley Capital Services LLC	8/3/2016	GBP	10,766	USD	14,134	116
Citibank, N.A.	8/3/2016	EUR	8,472	USD	9,355	118
Morgan Stanley Capital Services LLC	9/2/2016	EUR	7,785	USD	8,550	166
JPMorgan Chase Bank N.A.	8/3/2016	EUR	5,197	USD	5,751	60
Morgan Stanley Capital Services LLC	8/3/2016	EUR	1,130	USD	1,257	7
UBS AG	8/3/2016	USD	275,480	EUR	250,248	(4,332)
Barclays Capital	9/2/2016	USD	248,005	EUR	225,249	(4,160)
JPMorgan Chase Bank N.A.	9/2/2016	USD	104,691	AUD	139,147	(932)
Morgan Stanley Capital Services LLC	8/3/2016	USD	102,901	AUD	139,147	(2,833)
BNP Paribas	9/2/2016	USD	30,809	AUD	41,000	(313)
JPMorgan Chase Bank N.A.	8/3/2016	USD	30,673	AUD	41,000	(482)
Bank of America N.A	9/2/2016	USD	19,216	EUR	17,360	(218)
JPMorgan Chase Bank N.A.	9/2/2016	USD	14,533	EUR	13,203	(248)
Morgan Stanley Capital Services LLC	8/3/2016	USD	14,167	GBP	10,767	(83)
Morgan Stanley Capital Services LLC	9/2/2016	USD	14,140	GBP	10,766	(116)
Morgan Stanley Capital Services LLC	8/3/2016	USD	8,784	EUR	7,898	(48)
JPMorgan Chase Bank N.A.	8/3/2016	USD	3,656	EUR	3,295	(27)
BNP Paribas	8/3/2016	USD	1,051	EUR	946	(6)
Deutsche Bank AG	9/2/2016	USD	5	EUR	4	—
						(7,660)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

At July 31, 2016, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
			Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
		Notional		Received	Received	Appreciation
Termination		Amount		(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX.NA.IG.S26.V1	6/20/21	ICE	65,306	(906)	1.000	(50)

Credit Protection Purchased
CDX.NA.HY.S26.V1	6/20/21	ICE	59,821	2,302	(5.000)	(340)
						(390)
ICE—Intercontinental Exchange.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	3,110	(24)	1.000	(4)
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	7,780	(51)	1.000	(2)
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	4,655	(23)	1.000	7
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	7,840	33	1.000	83
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	15,000	21	1.000	116
Federation of Malaysia/A3	6/20/21	BNPSW	6,200	179	1.000	56
Federation of Malaysia/A3	6/20/21	DBAG	3,160	105	1.000	42
Metlife Inc./A3	12/20/20	GSCM	5,625	—	1.000	(44)
People’s Republic of China/Aa3	12/20/20	JPMC	3,040	17	1.000	14
People’s Republic of China/Aa3	9/20/20	BNPSW	3,000	17	1.000	19
People’s Republic of China/Aa3	12/20/20	GSCM	2,400	44	1.000	42
Republic of Chile/Aa3	6/20/21	DBAG	6,100	—	1.000	32
Republic of Chile/Aa3	6/20/21	BNPSW	830	(2)	1.000	2
Republic of Chile/Aa3	6/20/21	BNPSW	2,520	7	1.000	20
Republic of Colombia/Baa2	6/20/21	MSCS	297	17	1.000	4
Republic of Colombia/Baa2	6/20/21	MSCS	13,000	652	1.000	73
Republic of Colombia/Baa2	6/20/21	MSCS	11,455	564	1.000	54
Republic of Colombia/Baa2	6/20/21	BARC	8,500	355	1.000	(24)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Colombia/Baa2	6/20/21	BNPSW	4,700	168	1.000	(41)
Republic of Colombia/Baa2	6/20/21	BNPSW	4,595	253	1.000	49
Republic of Colombia/Baa2	6/20/21	BNPSW	9,392	519	1.000	101
Republic of Colombia/Baa2	6/20/21	JPMC	3,760	137	1.000	(31)
Republic of Peru/A3	6/20/21	BARC	10,545	332	1.000	183
Republic of Peru/A3	6/20/21	BNPSW	2,000	58	1.000	29
Republic of Peru/A3	6/20/21	GSCM	4,175	122	1.000	63
Republic of Turkey/Baa3	12/20/16	BNPSW	7,000	4	1.000	10
Russian Federation/Ba1	6/20/17	GSCM	3,200	71	1.000	76
United Mexican States/A3	6/20/21	JPMC	19,100	692	1.000	214
United Mexican States/A3	6/20/21	BNPSW	17,000	613	1.000	200
United Mexican States/A3	6/20/21	BNPSW	10,000	332	1.000	88
United Mexican States/A3	6/20/21	BOANA	20,400	587	1.000	91
			220,379			1,522

Credit Protection Purchased
American International Group Inc. 12/20/20		GSCM	5,625	111	(1.000)	32
American International Group Inc. 12/20/20		GSCM	2,835	(38)	(1.000)	(78)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,495	(731)	(1.000)	(461)
Bank of America Corp.	3/20/20	GSCM	7,870	90	(1.000)	(22)
CMBX.NA.AAA.9	9/17/58	GSI	10,060	(601)	(0.500)	(149)
CMBX.NA.AAA.9	9/17/58	DBAG	10,090	(583)	(0.500)	(128)
CMBX.NA.AAA.9	9/17/58	DBAG	5,030	(296)	(0.500)	(70)
CMBX.NA.AAA.9	9/17/58	GSI	5,030	(294)	(0.500)	(68)
CMBX.NA.AAA.9	9/17/58	CSFBI	9,980	(559)	(0.500)	(110)
CMBX.NA.AAA.9	9/17/58	DBAG	5,020	(271)	(0.500)	(45)
CMBX.NA.AAA.9	9/17/58	DBAG	10,020	(575)	(0.500)	(124)
CMBX.NA.AAA.9	9/17/58	CSFBI	4,870	(198)	(0.500)	21
CMBX.NA.AAA.9	9/17/58	MSCS	10,000	(568)	(0.500)	(118)
CMBX.NA.AAA.9	9/17/58	GSI	6,250	(262)	(0.500)	19
CMBX.NA.AAA.9	9/17/58	CSFBI	31,230	(1,271)	(0.500)	134
CMBX.NA.AAA.9	9/17/58	DBAG	6,440	(254)	(0.500)	36
CMBX.NA.AAA.9	9/17/58	MSCS	5,150	(221)	(0.500)	11
CMBX.NA.AAA.9	9/17/58	CSFBI	5,100	(245)	(0.500)	(15)
CMBX.NA.AAA.9	9/17/58	JPMC	5,140	(264)	(0.500)	(33)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
CMBX.NA.AAA.9	9/17/58	MSCS	5,110	(279)	(0.500)	(49)
CMBX.NA.AAA.9	9/17/58	GSI	980	(41)	(0.500)	3
Commerzbank AG	6/20/21	BOANA	24,495	(454)	(1.000)	(294)
Deutsche Bank AG	12/20/20	JPMC	20,000	(761)	(1.000)	51
EI du Pont de Nemours & Co.	12/20/20	JPMC	10,230	216	(1.000)	(51)
Federal Express Corp.	12/20/18	GSCM	7,840	58	(1.000)	(105)
Federative Republic of Brazil	6/20/21	GSI	2,000	(226)	(1.000)	(64)
Federative Republic of Brazil	6/20/21	DBAG	3,500	(421)	(1.000)	(139)
Federative Republic of Brazil	6/20/21	DBAG	12,600	(1,534)	(1.000)	(518)
Federative Republic of Brazil	12/20/20	BARC	4,250	(496)	(1.000)	(228)
Federative Republic of Brazil	12/20/25	BOANA	3,885	(1,028)	(1.000)	(334)
Federative Republic of Brazil	12/20/25	GSCM	2,485	(614)	(1.000)	(170)
Intesa Sanpaolo SpA	12/20/19	BARC	5,135	36	(1.000)	22
JPMorgan Chase Bank N.A.	12/20/20	MSCS	25,000	136	(1.000)	(372)
Lincoln National Corp.	6/20/21	BARC	1,555	(44)	(1.000)	(11)
Lincoln National Corp.	6/20/21	BARC	1,550	44	(1.000)	77
McKesson Corp.	3/20/19	JPMC	6,360	116	(1.000)	(37)
McKesson Corp.	3/20/19	JPMC	6,360	118	(1.000)	(34)
Republic of Austria	9/20/17	BNPSW	1,200	(7)	(1.000)	(19)
Republic of Korea	9/20/18	JPMC	2,000	8	(1.000)	(27)
Republic of Turkey	6/20/21	BARC	4,700	(361)	(1.000)	(12)
Republic of Turkey	6/20/21	JPMC	4,650	(357)	(1.000)	(12)
Republic of Turkey	6/20/21	BNPSW	4,700	(359)	(1.000)	(10)
Royal Bank of Scotland plc	12/20/20	BNPSW	6,510	48	(1.000)	95
Wells Fargo & Co.	9/20/20	BOANA	9,700	206	(1.000)	(21)
			347,030			(3,427)
						(1,905)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BARC—Barclays Bank plc. BNPSW—BNP Paribas. BOANA—Bank of America, N.A. CSFBI—Credit Suisse First Boston International. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. GSI—Goldman Sachs International. JPMC—JP Morgan Chase Bank. MSCS—Morgan Stanley Capital Services LLC.

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
9/17/16	CME	1,050	0.643	(0.482)[1]	—
9/17/16	CME	2,560	0.643	(0.482)[1]	—
10/25/16	CME	15,200	1.714	(0.715)[2]	(242)
12/10/16	CME	3,450	0.604	(0.474)[1]	1
12/10/16	LCH	8,355	0.656	(0.474)[1]	3
1/15/17	CME	3,050	0.770	(0.481)[1]	3
1/17/17	LCH	6,500	0.700	(0.482)[1]	4
2/15/17	CME	1,600	0.729	(0.481)[1]	2
2/15/17	CME	365	3.432	(0.481)[1]	(15)
2/15/17	LCH	2,953	1.875	(0.481)[1]	(61)
2/15/17	CME	625	3.373	(0.481)[1]	(25)
2/15/17	CME	426	2.407	(0.481)[1]	(11)
2/15/17	CME	5,700	2.407	(0.481)[1]	(145)
2/15/17	CME	400	0.714	(0.481)[1]	—
2/15/17	CME	513	2.287	(0.481)[1]	(12)
2/15/17	CME	668	3.180	(0.481)[1]	(25)
4/20/17	CME	13,000	0.960	(0.487)[1]	(38)
5/17/17	CME	3,900	1.036	(0.482)[1]	14
6/17/17	LCH	2,925	0.736	(0.482)[1]	4
7/17/17	CME	3,900	0.781	(0.482)[1]	7
9/15/17	CME	2,508	3.520	(0.481)[1]	(94)
9/15/17	CME	340	2.532	(0.481)[1]	(8)
9/15/17	CME	2,792	3.363	(0.481)[1]	(100)
9/15/17	LCH	5,910	0.755	(0.481)[1]	34
10/16/17	CME	7,000	0.749	(0.482)[1]	37
11/27/17	CME	3,580	0.664	(0.491)[1]	2
12/15/17	CME	1,150	0.788	(0.481)[1]	6
2/15/18	LCH	35,000	1.097	(0.481)[1]	242
2/15/18	CME	4,000	0.923	(0.481)[1]	17
4/16/18	LCH	3,500	1.013	(0.481)[1]	21
6/14/18	CME	53,860	0.731	(0.478)[1]	65
7/16/18	CME	17,100	1.159	(0.482)[1]	150
7/17/18	CME	9,720	0.918	(0.482)[1]	46
3/15/19	CME	5,135	1.701	(0.481)[1]	132
5/15/19	CME	21,360	1.028	(0.481)[1]	175

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
5/17/19	CME	1,577	0.842	(0.482)[1]	5
6/12/19	CME	4,600	1.674	(0.656)[2]	96
1/20/20	CME	20,920	1.224	(0.487)[1]	323
1/21/20	CME	3,130	1.363	(0.485)[1]	63
4/15/20	LCH	14,650	1.344	(0.481)[1]	300
4/25/20	CME	28,610	3.024	(0.715)[2]	(74)
6/15/20	CME	2,050	0.930	(0.482)[1]	10
7/15/20	CME	8,920	1.571	(0.481)[1]	266
2/15/21	CME	6,100	2.200	(0.481)[1]	369
4/7/21	CME	2,420	1.023	(0.470)[1]	18
4/15/21	CME	9,660	1.026	(0.481)[1]	73
10/15/21	LCH	5,720	1.949	(0.481)[1]	310
2/15/22	LCH	8,755	1.583	(0.481)[1]	317
5/27/25	CME	5,785	2.170	(0.491)[1]	494
5/6/28	CME	3,000	1.702	(0.470)[1]	123
9/17/31	CME	498	3.065	(0.482)[1]	112
9/17/31	CME	2,396	3.065	(0.482)[1]	540
					3,534
CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
12/26/17	GSCM	7,014	0.625	(0.490)[2]	(7)
8/15/18	BNPSW	5,400	0.715	(0.481)[2]	13
4/25/19	WFC	3,315	2.756	(0.715)[1]	103
4/25/20	GSCM	2,820	2.794	(0.715)[1]	110
4/1/21	WFC	4,480	0.965	(0.467)[2]	33
6/25/21	GSCM	5,720	3.143	(0.640)[1]	321

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
11/25/22	BARC	12,999	2.758	(0.662)[1]	628
9/25/29	GSCM	10,755	1.794	(0.491)[2]	434
					1,635
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
1 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $9,015,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2016, the fund realized net foreign currency gains of $4,880,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $2,127,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $3,360,000. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $26,142,745,000. Net unrealized appreciation of investment securities for tax purposes was $1,101,866,000, consisting of unrealized gains of $1,184,556,000 on securities that had risen in value since their purchase and $82,690,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Investment-Grade Fund

F. During the six months ended July 31, 2016, the fund purchased $9,040,505,000 of investment securities and sold $4,958,781,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,577,805,000 and $2,157,821,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2016.

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2016	1,549	625	—	—
Options Written	20,107	8,364	407,785	461
Options Expired	(2,132)	(815)	(407,785)	(461)
Options Closed	(17,284)	(7,070)	—	—
Options Exercised	—	—	—	—
Balance at July 31, 2016	2,240	1,104	—	—

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	476,048	47,974	670,305	68,337
Issued in Lieu of Cash Distributions	34,979	3,511	83,074	8,484
Redeemed	(424,752)	(42,731)	(906,666)	(92,589)
Net Increase (Decrease)—Investor Shares	86,275	8,754	(153,287)	(15,768)
Admiral Shares
Issued	6,095,366	617,673	5,721,010	584,596
Issued in Lieu of Cash Distributions	253,005	25,383	505,434	51,663
Redeemed	(1,509,399)	(152,253)	(3,384,389)	(345,998)
Net Increase (Decrease)—Admiral Shares	4,838,972	490,803	2,842,055	290,261

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol	VWESX		VWETX
Expense Ratio[1]		0.21%	0.12%
30-Day SEC Yield		3.32%	3.42%

Financial Attributes

		Barclays	Barclays
		Long Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	784	1,204	9,804
Yield to Maturity
(before expenses)	3.5%	3.5%	1.9%
Average Coupon	4.4%	5.2%	3.1%
Average Duration	13.9 years	14.6 years	5.5 years
Average Effective
Maturity	22.9 years	23.5 years	7.7 years
Short-Term
Reserves	4.7%	—	—

Sector Diversification (% of portfolio)
Finance			20.1%
Foreign			1.5
Industrial			46.3
Treasury/Agency			4.0
Utilities			13.9
Other			14.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.82
Beta	1.04	2.52

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.1%
1 - 3 Years	0.2
3 - 5 Years	0.4
5 - 7 Years	0.2
7 - 10 Years	2.8
10 - 20 Years	19.7
20 - 30 Years	68.9
Over 30 Years	3.7

Distribution by Credit Quality (% of portfolio)

U.S. Government	5.5%
Aaa	4.2
Aa	31.6
A	49.4
Baa	6.8
Not Rated	2.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

Long-Term Investment-Grade Fund

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.74%	-2.35%	3.39%	3.63%
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54
2016	3.97	-10.30	-6.33	-6.18
2017	2.33	12.49	14.82	14.59
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	16.32%	9.31%	5.50%	2.90%	8.40%
Admiral Shares	2/12/2001	16.43	9.42	5.62	2.90	8.52

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
[1,2]	United States Treasury Note/Bond	4.500%	2/15/36	142,880	207,890	1.3%
2	United States Treasury Note/Bond	6.125%	8/15/29	43,302	66,455	0.5%
[1,2,3] United States Treasury
	Note/Bond	0.875%–6.250%	7/15/17–2/15/46	248,669	285,621	1.8%
	U.S. Government Securities—Other †				14,644	0.1%
					574,610	3.7%

Agency Notes †					38,480	0.2%
Total U.S. Government and Agency Obligations (Cost $536,519)					613,090	3.9%
Corporate Bonds
Finance
	Banking
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	44,344	59,883	0.4%
	Cooperatieve Rabobank UA	5.750%	12/1/43	52,730	65,598	0.4%
	Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	61,023	0.4%
4	Goldman Sachs Group Inc.	2.125%–6.750%	9/30/24–10/21/45	141,750	175,658	1.1%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	57,125	69,224	0.4%
	HSBC Holdings plc	6.800%	6/1/38	70,804	93,357	0.6%
4	HSBC Holdings plc	3.000%–7.625%	6/30/25–9/15/37	79,615	101,391	0.7%
	JPMorgan Chase & Co.	6.400%	5/15/38	89,500	124,421	0.8%
5	JPMorgan Chase & Co.	2.950%–5.625%	10/1/26–12/29/49	77,157	94,889	0.6%
	Morgan Stanley	7.250%	4/1/32	47,360	65,753	0.4%
	Morgan Stanley	3.125%–6.375%	7/27/26–1/27/45	120,586	139,750	0.9%
	Wachovia Corp.	5.500%	8/1/35	21,905	26,021	0.2%
	Wells Fargo & Co.	5.606%	1/15/44	157,813	194,951	1.2%
	Wells Fargo & Co.	5.375%	11/2/43	56,522	67,340	0.4%
	Wells Fargo & Co.	3.000%–5.375%	4/22/26–6/14/46	95,386	104,495	0.7%
	Wells Fargo Bank NA	6.600%	1/15/38	500	700	0.0%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
6 Banking—Other †				208,135	1.3%
6 Brokerage †				52,857	0.3%
Finance Companies (2.1%)
GE Capital International Funding Co. 4.418%		11/15/35	282,091	325,062	2.1%
Insurance
Berkshire Hathaway
Finance Corp.	5.750%	1/15/40	1,935	2,650	0.0%
Berkshire Hathaway Inc.	3.125%–4.500%	3/15/26–2/11/43	57,322	66,243	0.4%
6 Nationwide Mutual
Insurance Co.	9.375%	8/15/39	36,031	57,380	0.4%
UnitedHealth Group Inc.	5.800%	3/15/36	49,846	67,388	0.4%
UnitedHealth Group Inc.	4.750%	7/15/45	47,445	59,287	0.4%
UnitedHealth Group Inc.	3.100%–6.875%	3/15/26–3/15/42	77,667	96,747	0.6%
6 Insurance—Other †				362,039	2.3%
Real Estate Investment Trusts †				23,226	0.2%
				2,765,468	17.6%
Industrial
Basic Industry †				137,045	0.9%
Capital Goods
General Electric
Capital Corp.	6.750%	3/15/32	47,714	67,748	0.4%
General Electric
Capital Corp.	5.875%–6.875%	8/7/37–1/10/39	54,429	77,248	0.5%
5 General Electric Co.	4.125%–5.000%	10/9/42–12/29/49	34,609	40,243	0.3%
United Technologies Corp.	6.125%	7/15/38	55,575	77,751	0.5%
Capital Goods—Other †				323,206	2.0%
Communication
Comcast Corp.	6.950%	8/15/37	65,717	97,494	0.6%
Comcast Corp.	4.750%	3/1/44	66,270	80,183	0.5%
Comcast Corp.	3.200%–7.050%	1/15/33–7/15/46	220,539	272,777	1.8%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	54,110	66,797	0.4%
6 Communication—Other †				235,597	1.5%
Consumer Cyclical
Home Depot Inc.	4.875%	2/15/44	67,400	84,803	0.6%
Home Depot Inc.	4.200%–5.950%	12/16/36–4/1/46	99,195	130,423	0.8%
Lowe’s Cos. Inc.	3.700%	4/15/46	60,330	64,048	0.4%
Lowe’s Cos. Inc.	4.250%–6.650%	3/15/29–9/15/45	73,672	98,510	0.6%
Wal-Mart Stores Inc.	6.200%	4/15/38	82,350	120,056	0.8%
Wal-Mart Stores Inc.	5.625%	4/15/41	71,682	99,318	0.6%
Wal-Mart Stores Inc.	4.000%–7.550%	2/15/30–4/22/44	130,445	184,293	1.2%
Consumer Cyclical—Other †				272,424	1.7%
Consumer Noncyclical
Altria Group Inc.	5.375%	1/31/44	50,985	66,968	0.4%
Anheuser-Busch Cos. LLC	5.750%–6.800%	12/15/27–4/1/36	12,360	15,789	0.1%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	217,520	265,749	1.7%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	101,955	117,885	0.8%
Anheuser-Busch InBev
Finance Inc.	3.650%–4.000%	2/1/26–1/17/43	44,223	47,338	0.3%
4 Anheuser-Busch InBev
SA/NV	2.750%–3.250%	1/24/33–3/17/36	970	1,371	0.0%
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	39,000	63,490	0.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.000%	11/15/39–7/15/42	52,059	64,374	0.4%
AstraZeneca plc	6.450%	9/15/37	49,200	68,421	0.4%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	39,725	58,436	0.4%
Johnson & Johnson	3.550%	3/1/36	57,310	64,735	0.4%
Medtronic Inc.	4.625%	3/15/45	81,390	99,468	0.6%
Medtronic Inc.	4.375%–6.500%	3/15/35–3/15/44	76,213	94,577	0.6%
Pfizer Inc.	4.300%–7.200%	3/15/39–6/15/43	43,992	65,039	0.4%
Pharmacia Corp.	6.750%	12/15/27	2,200	3,063	0.0%
Philip Morris International Inc.	4.250%	11/10/44	50,495	57,257	0.4%
Wyeth LLC	5.950%	4/1/37	67,685	90,795	0.6%
Wyeth LLC	6.000%–6.500%	2/1/34–2/15/36	2,157	2,954	0.0%
6 Consumer Noncyclical—Other †				1,096,766	7.0%
Energy
Burlington Resources
Finance Co.	7.400%	12/1/31	23,500	31,064	0.2%
ConocoPhillips	5.900%–7.000%	3/30/29–2/1/39	57,081	70,706	0.5%
ConocoPhillips Canada
Funding Co. I	5.950%	10/15/36	1,500	1,767	0.0%
ConocoPhillips Co.	4.300%–5.950%	3/15/26–3/15/46	48,035	54,603	0.3%
Shell International
Finance BV	4.000%–6.375%	5/11/35–5/10/46	180,265	205,976	1.3%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	21,500	28,409	0.2%
Energy—Other †				291,223	1.9%
6 Other Industrial †				120,377	0.8%
Technology
Apple Inc.	4.650%	2/23/46	55,280	62,950	0.4%
Apple Inc.	3.450%–4.500%	2/23/36–8/4/46	161,420	165,666	1.0%
Microsoft Corp.	3.750%	2/12/45	74,350	77,084	0.5%
Microsoft Corp.	4.450%	11/3/45	64,300	73,699	0.5%
Microsoft Corp.	4.750%	11/3/55	50,365	58,883	0.4%
Microsoft Corp.	3.500%–5.300%	2/12/35–2/12/55	33,560	35,437	0.2%
Oracle Corp.	4.000%	7/15/46	65,295	67,450	0.4%
Oracle Corp.	3.850%–6.500%	7/8/34–5/15/55	144,189	173,932	1.1%
6 Technology—Other †				248,493	1.6%
Transportation
Burlington Northern
Santa Fe LLC	3.900%–5.750%	5/1/40–8/1/46	172,801	207,497	1.3%
6 Transportation—Other †				145,568	0.9%
				6,995,223	44.5%
Utilities
Electric
Alabama Power Co.	3.750%–6.000%	3/1/39–3/1/45	69,143	84,155	0.5%
Berkshire Hathaway
Energy Co.	4.500%–6.125%	4/1/36–2/1/45	65,475	80,196	0.5%
Consolidated Edison Co.
of New York Inc.	3.950%–6.750%	6/15/33–12/1/54	134,392	165,255	1.0%
Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	68,934	0.4%
Duke Energy Carolinas LLC	3.875%–6.450%	10/15/32–3/15/46	76,187	88,134	0.6%
Duke Energy Florida LLC	5.650%–6.350%	9/15/37–4/1/40	12,660	17,111	0.1%
Duke Energy Indiana LLC	4.200%–6.450%	10/15/35–7/15/43	57,336	72,152	0.5%
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	10,432	0.1%
Duke Energy Progress LLC	4.100%–4.200%	5/15/42–8/15/45	43,310	49,192	0.3%
Georgia Power Co.	4.300%–5.950%	2/1/39–3/15/43	73,412	90,521	0.6%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
MidAmerican Energy Co.	4.250%–5.800%	10/15/36–5/1/46	32,695	40,725	0.3%
Nevada Power Co.	5.375%–6.650%	4/1/36–5/15/41	49,180	64,005	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	44,041	58,830	0.4%
Pacific Gas & Electric Co.	4.500%–6.350%	3/1/37–2/15/44	94,152	123,932	0.8%
PacifiCorp	4.100%–6.350%	6/15/35–2/1/42	99,132	131,943	0.8%
Southern Co.	4.400%	7/1/46	18,755	20,754	0.1%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	77,749	0.5%
6 Electric—Other †				862,739	5.5%
Natural Gas †				6,544	0.0%
Other Utility †				1,476	0.0%
				2,114,779	13.4%
Total Corporate Bonds (Cost $10,008,812)				11,875,470	75.5%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $229,712) †				255,258	1.6%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue
(Prairie State Energy
Campus Project)	6.270%	2/15/50	53,500	72,851	0.5%
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	44,640	67,312	0.4%
California GO	7.300%	10/1/39	105,545	164,881	1.1%
California GO	7.600%	11/1/40	69,320	116,818	0.7%
California GO	7.550%	4/1/39	55,350	91,325	0.6%
California GO	7.350%–7.625%	4/1/34–3/1/40	50,335	80,751	0.5%
Georgia Municipal Electric
Power Authority Revenue	6.637%	4/1/57	42,080	58,127	0.4%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	61,235	90,410	0.6%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	62,755	98,047	0.6%
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	52,934	85,333	0.5%
New York Metropolitan
Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	107,976	0.7%
Port Authority of New York
& New Jersey Revenue	4.458%–6.040%	12/1/29–10/1/62	124,485	161,460	1.0%
Taxable Municipal Bonds—Other †				980,033	6.2%
Total Taxable Municipal Bonds (Cost $1,665,875)				2,175,324	13.8%

			Shares
Temporary Cash Investments
Money Market Fund
7 Vanguard Market Liquidity Fund	0.561%		391,119,683	391,120	2.5%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/29/16, Repurchase Value
$37,901,000, collateralized by
Government National Mortgage
Assn., 4.000%, 3/20/46, with a
value of $38,658,000)	0.350%	8/1/16	37,900	37,900	0.2%
Bank of Montreal
(Dated 7/29/16, Repurchase
Value $91,002,000, collateralized
by Federal Home Loan Bank
2.000%, 6/30/31, Federal Home
Loan Mortgage Corp. 3.000%–
3.750%, 3/27/19–3/1/43, Federal
National Mortgage Assn. 1.625%–
4.000%, 1/21/20–11/1/45,
Government National Mortgage
Assn. 2.500%, 6/15/27, Federal
Farm Credit Bank 1.560%–2.980%,
7/26/21–11/10/25, and U.S. Treasury
Note/Bond 2.125%, 8/15/21, with a
value of $92,820,000)	0.320%	8/1/16	91,000	91,000	0.6%
Barclays Capital Inc.
(Dated 7/29/16, Repurchase
Value $51,201,000, collateralized
by U.S. Treasury Note/Bond
1.750%–3.625%, 9/30/19–2/15/44,
with a value of $52,224,000)	0.320%	8/1/16	51,200	51,200	0.3%
Citigroup Global Markets Inc.
(Dated 7/29/16, Repurchase
Value $66,302,000, collateralized
by U.S. Treasury Note/Bond
1.125%, 4/30/20, with a value
of $67,626,000)	0.320%	8/1/16	66,300	66,300	0.4%
RBC Capital Markets LLC
(Dated 7/29/16, Repurchase
Value $41,401,000, collateralized
by Federal Home Loan Mortgage
Corp. 4.000%, 5/1/44, Federal
National Mortgage Assn. 2.500%–
3.500%, 6/1/28–7/1/46, and
Government National Mortgage
Assn. 3.500%, 10/20/45, with a
value of $42,228,000)	0.320%	8/1/16	41,400	41,400	0.3%
Wells Fargo & Co.
(Dated 7/29/16, Repurchase
Value $52,602,000, collateralized
by Federal Home Loan Mortgage
Corp. 3.000%, 10/1/35, and
Federal National Mortgage Assn.
3.000%, 1/1/43, with a value
of $53,652,000)	0.360%	8/1/16	52,600	52,600	0.3%
				340,400	2.1%
Total Temporary Cash Investments (Cost $731,520)				731,520	4.6%
Total Investments (Cost $13,172,438)				15,650,662	99.4%

Long-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value•	of Net
	Date	Contracts	($000)	Assets
Liabiliy for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00	9/23/16	18	(5)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00	8/26/16	44	(5)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50	8/26/16	18	(2)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50	8/26/16	44	(19)	0.0%
Total Liability for Options Written (Premiums Received $61)			(31)	0.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			1,231
Receivables for Investment Securities Sold			25,053
Receivables for Accrued Income			177,446
Receivables for Capital Shares Issued			7,120
Other Assets[8]			41,217
Total Other Assets			252,067	1.6%
Liabilities
Payables for Investment Securities Purchased			(93,164)
Payables for Capital Shares Redeemed			(16,328)
Payables for Distributions			(8,658)
Payables to Vanguard			(16,273)
Other Liabilities			(30,425)
Total Liabilities			(164,848)	(1.0%)
Net Assets			15,737,850	100.0%

Long-Term Investment-Grade Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	13,094,817
Undistributed Net Investment Income	506
Accumulated Net Realized Gains	123,241
Unrealized Appreciation (Depreciation)
Investment Securities	2,478,224
Futures Contracts	25,249
Options	30
Swap Contracts	15,979
Foward Currency Contracts	(195)
Foreign Currencies	(1)
Net Assets	15,737,850

Investor Shares—Net Assets
Applicable to 390,397,248 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,379,674
Net Asset Value Per Share—Investor Shares	$11.22

Admiral Shares—Net Assets
Applicable to 1,012,454,526 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,358,176
Net Asset Value Per Share—Admiral Shares	$11.22

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $358,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.

2 Securities with a value of $45,490,000 have been segregated as initial margin for open cleared swap contracts. 3 Securities with a value of $11,408,000 have been segregated as initial margin for open futures contracts.

4 Face amount denominated in euro.

5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $599,100,000, representing 3.8% of net assets.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8 Cash of $3,450,000 have been segregated as initial margin for open futures contracts. GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	306,517
Total Income	306,517
Expenses
Investment Advisory Fees—Note B	1,942
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,374
Management and Administrative—Admiral Shares	4,065
Marketing and Distribution—Investor Shares	362
Marketing and Distribution—Admiral Shares	425
Custodian Fees	63
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	22
Trustees’ Fees and Expenses	10
Total Expenses	10,328
Net Investment Income	296,189
Realized Net Gain (Loss)
Investment Securities Sold	108,397
Futures Contracts	36,548
Options	3
Swap Contracts	15,273
Foreign Currencies and Forward Currency Contracts	362
Realized Net Gain (Loss)	160,583
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,562,106
Futures Contracts	9,719
Options	39
Swap Contracts	22,113
Foreign Currencies and Forward Currency Contracts	(272)
Change in Unrealized Appreciation (Depreciation)	1,593,705
Net Increase (Decrease) in Net Assets Resulting from Operations	2,050,477
1 Interest income from an affiliated company of the fund was $715,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	296,189	632,677
Realized Net Gain (Loss)	160,583	325,428
Change in Unrealized Appreciation (Depreciation)	1,593,705	(2,063,784)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,050,477	(1,105,679)
Distributions
Net Investment Income
Investor Shares	(85,314)	(183,145)
Admiral Shares	(224,800)	(471,449)
Realized Capital Gain[1]
Investor Shares	(10,150)	(71,139)
Admiral Shares	(26,198)	(180,085)
Total Distributions	(346,462)	(905,818)
Capital Share Transactions
Investor Shares	42,176	(292,682)
Admiral Shares	186,270	(946,834)
Net Increase (Decrease) from Capital Share Transactions	228,446	(1,239,516)
Total Increase (Decrease)	1,932,461	(3,251,013)
Net Assets
Beginning of Period	13,805,389	17,056,402
End of Period[2]	15,737,850	13,805,389

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $21,484,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $506,000 and $157,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.00	$11.34	$10.02	$10.65	$10.50	$9.15
Investment Operations
Net Investment Income	. 208.430		.453	.469	.491	.515
Net Realized and Unrealized Gain (Loss)
on Investments	1.256	(1.148)	1.487	(.525)	.274	1.439
Total from Investment Operations	1.464	(.718)	1.940	(.056)	.765	1.954
Distributions
Dividends from Net Investment Income	(. 218)	(. 446)	(. 466)	(. 481)	(. 499)	(. 521)
Distributions from Realized Capital Gains	(. 026)	(.176)	(.154)	(. 093)	(.116)	(. 083)
Total Distributions	(. 244)	(. 622)	(. 620)	(. 574)	(. 615)	(. 604)
Net Asset Value, End of Period	$11.22	$10.00	$11.34	$10.02	$10.65	$10.50

Total Return[1]	14.82%	-6.33%	19.98%	-0.41%	7.39%	21.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,380	$3,860	$4,714	$4,112	$4,429	$4,340
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.97%	4.18%	4.30%	4.64%	4.57%	5.25%
Portfolio Turnover Rate	24%	35%[2]	21%	26%	21%	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.00	$11.34	$10.02	$10.65	$10.50	$9.15
Investment Operations
Net Investment Income	. 214.440		.463	.480	.502	.525
Net Realized and Unrealized Gain (Loss)
on Investments	1.256	(1.148)	1.487	(.525)	.274	1.439
Total from Investment Operations	1.470	(.708)	1.950	(.045)	.776	1.964
Distributions
Dividends from Net Investment Income	(. 224)	(. 456)	(. 476)	(. 492)	(. 510)	(. 531)
Distributions from Realized Capital Gains	(. 026)	(.176)	(.154)	(. 093)	(.116)	(. 083)
Total Distributions	(. 250)	(. 632)	(. 630)	(. 585)	(. 626)	(. 614)
Net Asset Value, End of Period	$11.22	$10.00	$11.34	$10.02	$10.65	$10.50

Total Return[1]	14.87%	-6.23%	20.10%	-0.31%	7.49%	22.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,358	$9,946	$12,342	$10,026	$9,112	$7,113
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.07%	4.27%	4.40%	4.74%	4.67%	5.35%
Portfolio Turnover Rate	24%	35%[2]	21%	26%	21%	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Long-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 5% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the

Long-Term Investment-Grade Fund

contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2016, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its

Long-Term Investment-Grade Fund

counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 23% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

Long-Term Investment-Grade Fund

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2016, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Long-Term Investment-Grade Fund

10. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $769,000 for the period ended July 31, 2016.

For the six months ended July 31, 2016, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,231,000, representing 0.01% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Investment-Grade Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000
U.S. Government and Agency Obligations	—	613,090	—
Corporate Bonds	—	11,875,470	—
Sovereign Bonds	—	255,258	—
Taxable Municipal Bonds	—	2,175,324	—
Temporary Cash Investments	391,120	340,400	—
Futures Contracts—Assets[1]	4,725	—	—
Futures Contracts—Liabilities[1]	(1,263)	—	—
Forward Currency Contracts—Assets	—	187	—
Forward Currency Contracts—Liabilities	—	(382)	—
Swap Contracts—Assets	2,217[1]	9,376	—
Swap Contracts—Liabilities	(12)[1]	(242)	—
Liability for Options Written	(31)	—	—
Total	396,756	15,268,481	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	4,725	187	11,593	16,505
Liability for Options Written	(31)	—	—	(31)
Other Liabilities	(1,263)	(382)	(254)	(1,899)

Long-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	36,548	—	—	36,548
Options	20	—	(17)	3
Swap Contracts	651	—	14,622	15,273
Forward Currency Contracts	—	375	—	375
Realized Net Gain (Loss) on Derivatives	37,219	375	14,605	52,199

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	9,719	—	—	9,719
Options	39	—	—	39
Swap Contracts	(417)	—	22,530	22,113
Forward Currency Contracts	—	(276)	—	(276)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	9,341	(276)	22,530	31,595

At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2016	3,075	409,119	6,804
Ultra Long U.S. Treasury Bond	September 2016	1,680	320,092	17,335
5-Year U.S. Treasury Note	September 2016	(458)	(55,883)	(243)
2-Year U.S. Treasury Note	September 2016	(103)	(22,557)	(95)
30-Year U.S. Treasury Bond	September 2016	73	12,734	1,942
Ultra 10-Year U.S. Treasury Note	September 2016	50	7,310	(81)
Euro-Bund	September 2016	(25)	(4,690)	(53)
Euro-Buxl	September 2016	(18)	(3,965)	(343)
Euro-Bobl	September 2016	(4)	(598)	(6)
Long Gilt	September 2016	(1)	(173)	(11)
				25,249

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

At July 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	8/3/16	EUR	8,983	USD	9,878	166
BNP Paribas	8/3/16	EUR	2,091	USD	2,321	17
Morgan Stanley Capital Services LLC	8/3/16	GBP	321	USD	421	4
Morgan Stanley Capital Services LLC	8/3/16	EUR	53	USD	59	—
Bank of America N.A	8/3/16	USD	11,843	EUR	10,760	(188)
Barclays Capital	9/2/16	USD	9,890	EUR	8,983	(166)
JPMorgan Chase Bank N.A.	9/2/16	USD	703	EUR	639	(12)
Morgan Stanley Capital Services LLC	9/2/16	USD	458	EUR	416	(8)
Morgan Stanley Capital Services LLC	8/3/16	USD	424	GBP	321	—
Morgan Stanley Capital Services LLC	9/2/16	USD	421	GBP	321	(4)
JPMorgan Chase Bank N.A.	8/3/16	USD	265	EUR	238	(2)
BNP Paribas	8/3/16	USD	144	EUR	129	(1)
BNP Paribas	9/2/16	USD	116	EUR	105	(1)
Deutsche Bank AG	9/2/16	USD	2	EUR	2	—
						(195)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At July 31, 2016, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-IG-S26-V1	6/20/21	CME 2,285,400		(23,207)	1.000	6,709
CDX-NA-IG-S26-V1	6/20/21	ICE	142,000	(1,703)	1.000	159
CDX-NA-IG-S26-V1	6/20/21	ICE	3,535	(49)	1.000	(3)
			2,430,935			6,865

Credit Protection Purchased
CDX-NA-HY-S26-V1	6/20/21	ICE	3,363	128	(5.000)	(20)
						6,845
CME—Chicago Mercantile Exchange.
ICE—Intercontinental Exchange.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX.NA.IG.S16.V1-10Y	6/20/21	GSI	200,000	2,326	1.000	3,896
CDX.NA.IG.S19.V1-10Y	12/20/22	BOANA	25,000	565	1.000	404
CDX.NA.IG.S19.V1-10Y	12/20/22	BOANA	300,000	6,606	1.000	4,669
Federation of Malaysia/A3	6/20/21	DBAG	350	12	1.000	5
Federation of Malaysia/A3	6/20/21	BNPSW	6,700	194	1.000	60
People’s Republic of China/Aa3	9/20/20	GSCM	8,000	(28)	1.000	(21)
People’s Republic of China/Aa3	9/20/20	BNPSW	7,000	40	1.000	46
People’s Republic of China/Aa3	12/20/20	GSCM	2,400	44	1.000	41
People’s Republic of China/Aa3	12/20/20	GSCM	1,667	26	1.000	24
Republic of Chile/Aa3	6/20/21	BNPSW	2,950	(9)	1.000	7
Republic of Chile/Aa3	6/20/21	BNPSW	10,950	30	1.000	88
Republic of Colombia/Baa2	6/20/21	JPMC	160	6	1.000	(1)
Republic of Colombia/Baa2	6/20/21	BNPSW	200	7	1.000	(2)
Republic of Indonesia/Baa3	6/20/21	DBAG	1,500	75	1.000	31
Republic of Peru/A3	6/20/21	BNPSW	1,000	29	1.000	15
Republic of Peru/A3	6/20/21	GSCM	1,225	36	1.000	18
Republic of Turkey/Baa3	12/20/16	BNPSW	2,000	1	1.000	3
Russian Federation/Ba1	6/20/17	GSCM	400	9	1.000	10
Russian Federation/Ba1	6/20/17	GSCM	200	4	1.000	5
United Mexican States/A3	6/20/21	JPMC	700	25	1.000	8
United Mexican States/A3	6/20/21	BNPSW	1,000	36	1.000	11
United Mexican States/A3	6/20/21	BNPSW	1,000	34	1.000	10
United Mexican States/A3	6/20/21	BNPSW	865	30	1.000	9
United Mexican States/A3	6/20/21	BOANA	1,700	49	1.000	8
			576,967			9,344

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
CMBX.NA.AAA.9	9/17/58	CSFBI	1,690	(69)	(0.500)	7
CMBX.NA.AAA.9	9/17/58	GSI	340	(14)	(0.500)	1
Federative Republic of Brazil	12/20/20	BARC	300	(35)	(1.000)	(16)
Federative Republic of Brazil	12/20/20	GSCM	698	(92)	(1.000)	(48)
Federative Republic of Brazil	6/20/21	DBAG	1,400	(170)	(1.000)	(58)
Federative Republic of Brazil	12/20/25	GSCM	315	(78)	(1.000)	(21)
Federative Republic of Brazil	12/20/25	BOANA	315	(83)	(1.000)	(27)
Republic of Colombia	6/20/21	JPMC	1,302	(83)	(1.000)	(28)
Republic of South Africa	12/20/20	JPMC	500	(35)	(1.000)	(9)
Republic of South Africa	12/20/20	BOANA	500	(34)	(1.000)	(9)
Republic of Turkey	6/20/21	BNPSW	200	(15)	(1.000)	—
Republic of Turkey	6/20/21	JPMC	250	(19)	(1.000)	(1)
Republic of Turkey	6/20/21	BARC	200	(15)	(1.000)	(1)
			8,010			(210)
						9,134

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BARC—Barclays Bank plc. BNPSW—BNP Paribas. BOANA—Bank of America, N.A. CSFBI—Credit Suisse First Boston International. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. GSI—Goldman Sachs International. JPMC—JP Morgan Chase Bank.

At July 31, 2016, counterparties had deposited in segregated accounts securities with a value of $2,170,000 in connection with open swap and forward currency contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Long-Term Investment-Grade Fund

Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2016, the fund realized net foreign currency gains of $379,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $13,895,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2016, the cost of investment securities for tax purposes was $13,179,134,000. Net unrealized appreciation of investment securities for tax purposes was $2,471,528,000, consisting of unrealized gains of $2,474,779,000 on securities that had risen in value since their purchase and $3,251,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2016, the fund purchased $1,543,227,000 of investment securities and sold $1,470,724,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $180,917,000 and $179,865,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2016.

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2016	97	39	—	—
Options Written	1,158	476	22,765	26
Options Expired	(124)	(48)	(22,765)	(26)
Options Closed	(1,007)	(406)	—	—
Options Exercised	—	—	—	—
Balance at July 31, 2016	124	61	—	—

Long-Term Investment-Grade Fund

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	387,680	36,807	512,289	49,846
Issued in Lieu of Cash Distributions	91,617	8,652	244,823	23,822
Redeemed	(437,121)	(41,112)	(1,049,794)	(103,326)
Net Increase (Decrease)—Investor Shares	42,176	4,347	(292,682)	(29,658)
Admiral Shares
Issued	1,076,701	101,823	1,438,412	139,837
Issued in Lieu of Cash Distributions	196,304	18,535	509,739	49,571
Redeemed	(1,086,735)	(102,656)	(2,894,985)	(283,069)
Net Increase (Decrease)—Admiral Shares	186,270	17,702	(946,834)	(93,661)

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol	VWEHX		VWEAX
Expense Ratio[1]		0.23%	0.13%
30-Day SEC Yield		5.01%	5.12%

Financial Attributes
		High-Yield	Barclays
		Corporate	Corporate
		Composite	High Yield
	Fund	Index	Index
Number of Bonds	457	1,856	2,179
Yield to Maturity
(before expenses)	5.6%	5.6%	7.0%
Average Coupon	5.7%	6.0%	6.6%
Average Duration	4.3 years	4.2 years	4.1 years
Average Effective
Maturity	5.6 years	5.3 years	5.2 years
Short-Term
Reserves	3.3%	—	—

Sector Diversification (% of portfolio)
Basic Industry			6.2%
Capital Goods			9.3
Communication			26.4
Consumer Cyclical			6.9
Consumer Non-Cyclical			12.2
Energy			10.2
Finance			10.8
Other Corporate			0.8
Technology			9.1
Transportation			1.9
Treasury / Agency			2.9
Utilities			3.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.97	0.93
Beta	0.90	0.76

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	5.5%
1 - 5 Years	29.8
5 - 10 Years	55.3
10 - 20 Years	5.0
20 - 30 Years	3.6
Over 30 Years	0.8

Distribution by Credit Quality (% of portfolio)

U.S. Government	2.9%
Baa	6.1
Ba	46.2
B	37.0
Caa	7.4
Not Rated	0.4

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2006, Through July 31, 2016
				High-Yield
				Corporate
				Composite
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	7.41%	0.48%	7.89%	8.64%
2008	7.13	-6.43	0.70	1.95
2009	6.83	-23.02	-16.19	-14.77
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
2016	5.23	-8.22	-2.99	-4.45
2017	2.94	6.04	8.98	11.13
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	2.38%	5.90%	7.00%	-0.49%	6.51%
Admiral Shares	11/12/2001	2.48	6.01	7.11	-0.49	6.62

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.625%	5/31/17	186,000	186,087	1.0%
1	United States Treasury Note/Bond	0.875%	2/28/17	172,000	172,430	0.9%
	United States Treasury Note/Bond	0.875%	11/30/16	169,570	169,835	0.9%
	United States Treasury Note/Bond	1.000%	8/31/16	27,750	27,763	0.1%
Total U.S. Government and Agency Obligations (Cost $555,537)					556,115	2.9%
Corporate Bonds
Finance
	Banking †				56,171	0.3%
	Finance Companies
	AerCap Ireland Capital
	Ltd./AerCap Global
	Aviation Trust	3.750%–5.000%	5/15/19–7/1/22	147,390	156,481	0.8%
2	CIT Group Inc.	6.625%	4/1/18	105,655	111,994	0.6%
	CIT Group Inc.	5.250%	3/15/18	102,005	105,830	0.5%
	CIT Group Inc.	5.375%	5/15/20	83,950	88,777	0.5%
2	CIT Group Inc.	3.875%–5.500%	2/15/19–8/15/22	133,639	139,806	0.7%
	International Lease
	Finance Corp.	3.875%–8.625%	4/15/18–8/15/22	249,027	281,003	1.4%
	Navient Corp.	5.500%	1/15/19	88,795	91,126	0.5%
	Navient Corp.	5.500%–8.450%	6/15/18–1/25/23	195,260	201,096	1.0%
	SLM Corp.	4.875%	6/17/19	2,000	2,020	0.0%
2	Finance Companies—Other †				274,504	1.4%
	Insurance
3	Voya Financial Inc.	5.650%	5/15/53	87,753	84,682	0.4%
2	Insurance—Other †				241,500	1.3%
2	Other Finance †				55,183	0.3%
	Real Estate Investment Trusts †				102,347	0.5%
					1,992,520	10.2%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry
[2,4]	VWR Funding Inc.	4.625%	4/15/22	116,316	134,054	0.7%
[2,5]	Basic Industry—Other †				1,187,060	6.0%
	Capital Goods
	Case New Holland Inc.	7.875%	12/1/17	91,500	98,248	0.5%
2	Cemex SAB de CV	6.125%	5/5/25	111,200	114,119	0.6%
	CNH Industrial Capital LLC	3.375%–4.875%	4/15/18–4/1/21	179,923	184,478	0.9%
2	Reynolds Group Issuer
	Inc./Reynolds Group
	Issuer LLC/Reynolds
	Group Issuer Lu	5.125%–8.250%	10/15/20–7/15/24	211,586	219,790	1.1%
2	Standard Industries Inc.	6.000%	10/15/25	139,715	151,067	0.8%
2	Standard Industries Inc.	5.375%–5.500%	2/15/23–11/15/24	45,882	48,128	0.3%
2	Capital Goods—Other †				995,736	5.1%
	Communication
2	Altice Financing SA	6.625%	2/15/23	47,121	47,239	0.2%
2	Altice US Finance I Corp.	5.500%	5/15/26	63,145	65,118	0.3%
2	CCO Holdings LLC/CCO
	Holdings Capital Corp.	5.125%	5/1/23	97,010	100,163	0.5%
2	CCO Holdings LLC/CCO
	Holdings Capital Corp.	5.125%–5.875%	3/15/21–5/1/27	279,576	292,081	1.5%
2	CCO Safari II LLC	6.484%	10/23/45	44,215	52,844	0.3%
2	Cequel Communications
	Holdings I LLC/Cequel
	Capital Corp.	5.125%	12/15/21	59,340	58,895	0.3%
2	Columbus International Inc.	7.375%	3/30/21	61,345	65,409	0.3%
	CSC Holdings LLC	6.750%–8.625%	2/15/18–11/15/21	124,489	134,268	0.7%
	DISH DBS Corp.	6.750%	6/1/21	152,345	161,867	0.8%
	DISH DBS Corp.	5.875%	7/15/22	94,575	94,811	0.5%
2	DISH DBS Corp.	5.000%–7.750%	3/15/23–7/1/26	101,580	103,602	0.5%
	Level 3 Escrow II Inc.	5.375%	8/15/22	75,480	79,254	0.4%
2	Level 3 Financing Inc.	5.125%–5.625%	2/1/23–3/15/26	160,930	168,186	0.9%
	Liberty Interactive LLC	8.250%	2/1/30	126,903	139,593	0.7%
	Netflix Inc.	5.875%	2/15/25	96,935	103,478	0.5%
2	Nielsen Finance LLC/
	Nielsen Finance Co.	5.000%	4/15/22	128,155	132,320	0.7%
2	Numericable Group SA	6.000%	5/15/22	37,955	36,911	0.2%
2	Numericable-SFR SA	7.375%	5/1/26	51,640	51,575	0.3%
2	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	94,930	0.5%
2	Softbank Corp.	4.500%	4/15/20	159,095	165,268	0.8%
	Sprint Capital Corp.	8.750%	3/15/32	11,230	10,542	0.1%
	Sprint Corp.	7.875%	9/15/23	142,640	130,516	0.7%
	Sprint Corp.	7.125%–7.625%	9/15/21–2/15/25	153,955	140,889	0.7%
2	Sprint Nextel Corp.	7.000%	3/1/20	135,830	144,150	0.7%
2	Sprint Nextel Corp.	9.000%	11/15/18	112,545	121,971	0.6%
	Time Warner Cable Inc.	5.500%–5.875%	11/15/40–9/1/41	67,896	73,607	0.4%
2	Unitymedia Hessen
	GmbH & Co. KG/
	Unitymedia NRW GmbH	5.500%	1/15/23	31,060	32,613	0.2%
2	Univision Communications Inc. 5.125%		2/15/25	126,080	129,547	0.7%
2	UPCB Finance V Ltd.	7.250%	11/15/21	36,896	38,740	0.2%
2	UPCB Finance VI Ltd.	6.875%	1/15/22	28,832	30,490	0.2%
	Videotron Ltd.	5.000%	7/15/22	97,684	100,370	0.5%

114

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
2	Virgin Media Secured
	Finance plc	5.375%–5.500%	4/15/21–8/15/26	72,624	74,782	0.4%
2	VTR Finance BV	6.875%	1/15/24	88,555	91,544	0.5%
	Zayo Group LLC/
	Zayo Capital Inc.	6.000%	4/1/23	104,300	108,733	0.5%
[2,5]	Communication—Other †				1,526,421	7.8%
	Consumer Cyclical
	Wynn Las Vegas LLC/Wynn
	Las Vegas Capital Corp.	5.375%	3/15/22	117,525	121,051	0.6%
[2,5]	Consumer Cyclical—Other †				1,190,374	6.1%
	Consumer Noncyclical
	Amsurg Corp.	5.625%	7/15/22	81,010	85,060	0.4%
2	Capsugel SA	7.000%	5/15/19	36,070	36,386	0.2%
	CHS/Community Health
	Systems Inc.	6.875%	2/1/22	173,590	149,721	0.8%
	CHS/Community Health
	Systems Inc.	5.125%–7.125%	7/15/20–8/1/21	48,900	46,169	0.2%
2	Endo Finance LLC/Endo
	Ltd./Endo Finco Inc.	6.000%	7/15/23	106,343	93,316	0.5%
2	Envision Healthcare Corp.	5.125%	7/1/22	86,215	87,724	0.4%
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,358	0.2%
	HCA Inc.	6.500%	2/15/20	127,050	139,755	0.7%
	HCA Inc.	4.750%–7.690%	3/15/22–6/15/26	307,685	328,387	1.7%
2	IMS Health Inc.	6.000%	11/1/20	93,781	95,891	0.5%
2	Post Holdings Inc.	5.000%	8/15/26	85,940	85,618	0.4%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,480	0.5%
	Tenet Healthcare Corp.	8.125%	4/1/22	87,825	90,899	0.5%
	Tenet Healthcare Corp.	4.500%–5.500%	3/1/19–4/1/21	127,187	126,152	0.6%
	THC Escrow Corp. II	6.750%	6/15/23	18,850	18,190	0.1%
[2,5]	Consumer Noncyclical—Other †				774,534	4.0%
	Energy
	Concho Resources Inc.	5.500%	10/1/22	85,170	84,105	0.4%
	Continental Resources Inc.	5.000%	9/15/22	110,959	103,747	0.5%
2	MPLX LP	4.875%	6/1/25	87,120	86,902	0.4%
	WPX Energy Inc.	5.250%	9/15/24	102,100	87,295	0.5%
2	Energy—Other †				1,579,947	8.1%
	Technology
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,000	90,313	0.5%
	CDW LLC/CDW
	Finance Corp.	6.000%	8/15/22	118,945	126,974	0.7%
2	First Data Corp.	7.000%	12/1/23	181,545	186,538	1.0%
2	First Data Corp.	5.750%	1/15/24	121,970	123,037	0.6%
2	First Data Corp.	5.000%–5.375%	8/15/23–1/15/24	122,050	124,430	0.6%
[5,6]	First Data Corp.
	Bank Loan	4.238%–4.488%	3/23/18-7/8/22	85,353	85,702	0.4%
	Infor US Inc.	6.500%	5/15/22	97,200	96,471	0.5%
2	Technology—Other †				821,187	4.2%
	Transportation
	Hertz Corp.	4.250%–7.375%	4/1/18–1/15/21	198,025	203,830	1.0%
2	Transportation—Other †				167,388	0.9%
					15,609,338	79.8%
Utilities
	Electric
	AES Corp.	5.500%	3/15/24	119,951	124,149	0.6%
	Calpine Corp.	5.750%	1/15/25	119,130	118,832	0.6%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
GenOn Energy Inc.	7.875%–9.875%	6/15/17–10/15/20	98,455	78,288	0.4%
2 NRG Energy Inc.	6.250%–7.875%	5/15/21–5/15/26	162,920	164,922	0.8%
2 Electric—Other †				110,009	0.6%
				596,200	3.0%
Total Corporate Bonds (Cost $17,929,074)				18,198,058	93.0%

			Shares
Preferred Stocks
GMAC Capital Trust I Pfd.	6.411%		4,743,200	120,430	0.6%
Preferred Stocks—Other †				53,002	0.3%
Total Preferred Stocks (Cost $166,125)				173,432	0.9%
Other † (Cost $27,348)				1,575	0.0%

			Face
			Amount
			($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/29/16, Repurchase
Value $133,404,000, collateralized
by Government National Mortgage
Assn. 4.000%, 10/20/45, with a
value of $136,068,000)	0.350%	8/1/16	133,400	133,400	0.7%
Bank of Montreal
(Dated 7/29/16, Repurchase Value
$202,105,000, collateralized by
Federal Farm Credit Bank 1.560%–
2.940%, 7/26/21–10/27/25, Federal
Home Loan Bank 1.000%–5.000%,
5/16/18–6/15/26, Federal Home
Loan Mortgage Corp. 1.100%–
7.000%, 2/28/18–2/1/46, Federal
National Mortgage Assn. 1.625%–
5.500%, 11/27/18–12/1/45,
Government National Mortgage
Assn. 2.000%–3.500%, 4/15/27–
11/15/45, and U.S. Treasury
Note/Bond 1.500%, 10/31/19,
with a value of $206,142,000)	0.320%	8/1/16	202,100	202,100	1.0%
RBC Capital Markets LLC
(Dated 7/29/16, Repurchase Value
$178,905,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–4.000%, 5/1/44–8/1/46,
Federal National Mortgage Assn.
2.614%–5.000%, 1/1/29–5/1/46,
and Government National Mortgage
Assn. 3.500%–5.000%, 4/20/39–
7/20/46, with a value of
$182,478,000)	0.320%	8/1/16	178,900	178,900	0.9%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
TD Securities (USA) LLC
(Dated 7/29/16, Repurchase Value
$137,404,000, collateralized by
Federal Home Loan Mortgage
Corp. 3.500%–4.500%, 5/1/29–
4/1/46, Federal National Mortgage
Assn. 2.500%–5.000%, 1/1/25–
4/1/46, Government National
Mortgage Assn. 4.000%–4.500%,
5/20/45–10/15/45, and U.S.
Treasury Note/Bond 0.000%–
2.375%, 5/25/17–1/31/23, with
a value of $140,148,000)	0.350%	8/1/16	137,400	137,400	0.7%
Total Temporary Cash Investments (Cost $651,800)				651,800	3.3%
Total Investments (Cost $19,329,884)				19,580,980	100.1%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				1,521
Receivables for Investment Securities Sold				6,196
Receivables for Accrued Income				280,307
Receivables for Capital Shares Issued				15,736
Other Assets				1,342
Total Other Assets				305,102	1.5%
Liabilities
Payables for Investment Securities Purchased				(252,602)
Payables to Investment Advisor				(1,443)
Payables for Capital Shares Redeemed				(13,712)
Payables for Distributions				(22,987)
Payables to Vanguard				(22,407)
Other Liabilities				(4,981)
Total Liabilities				(318,132)	(1.6%)
Net Assets				19,567,950	100.0%

At July 31, 2016, net assets consisted of:
					Amount
					($000)
Paid-in Capital					19,827,814
Undistributed Net Investment Income					7,137
Accumulated Net Realized Losses					(518,416)
Unrealized Appreciation (Depreciation)
Investment Securities					251,096
Swap Contracts					4,262
Forward Currency Contracts					(3,888)
Foreign Currencies					(55)
Net Assets					19,567,950

High-Yield Corporate Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 683,338,261 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,955,410
Net Asset Value Per Share—Investor Shares	$5.79

Admiral Shares—Net Assets
Applicable to 2,697,227,316 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,612,540
Net Asset Value Per Share—Admiral Shares	$5.79

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $9,333,000 have been segregated as initial margin for open cleared swap contracts.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $6,396,266,000, representing 32.7% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Face amount denominated in euro.

5 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2016, the aggregate value of these securities was $459,573,000, representing 2.3% of net assets.

6 Adjustable-rate security.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Dividends	6,826
Interest	512,312
Total Income	519,138
Expenses
Investment Advisory Fees—Note B	2,811
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,318
Management and Administrative—Admiral Shares	6,283
Marketing and Distribution—Investor Shares	397
Marketing and Distribution—Admiral Shares	705
Custodian Fees	64
Shareholders’ Reports—Investor Shares	103
Shareholders’ Reports—Admiral Shares	78
Trustees’ Fees and Expenses	12
Total Expenses	13,771
Net Investment Income	505,367
Realized Net Gain (Loss)
Investment Securities Sold	(253,071)
Swap Contracts	7,513
Foreign Currencies and Forward Currency Contracts	2,618
Realized Net Gain (Loss)	(242,940)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,285,275
Swap Contracts	7,341
Foreign Currencies and Forward Currency Contracts	(4,110)
Change in Unrealized Appreciation (Depreciation)	1,288,506
Net Increase (Decrease) in Net Assets Resulting from Operations	1,550,933

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	505,367	1,002,776
Realized Net Gain (Loss)	(242,940)	(187,047)
Change in Unrealized Appreciation (Depreciation)	1,288,506	(1,343,647)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,550,933	(527,918)
Distributions
Net Investment Income
Investor Shares	(104,111)	(222,495)
Admiral Shares	(400,442)	(767,220)
Realized Capital Gain[1]
Investor Shares	—	(19,814)
Admiral Shares	—	(68,908)
Total Distributions	(504,553)	(1,078,437)
Capital Share Transactions
Investor Shares	132,138	(220,185)
Admiral Shares	1,602,319	1,558,599
Net Increase (Decrease) from Capital Share Transactions	1,734,457	1,338,414
Total Increase (Decrease)	2,780,837	(267,941)
Net Assets
Beginning of Period	16,787,113	17,055,054
End of Period[2]	19,567,950	16,787,113

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,137,000 and ($1,414,000).

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.46	$5.98	$6.04	$6.12	$5.82	$5.78
Investment Operations
Net Investment Income	.155	.327	.331	.348	.372	.405
Net Realized and Unrealized Gain (Loss)
on Investments	. 330	(. 495)	(. 059)	(. 080)	. 300	. 040
Total from Investment Operations	.485	(.168)	.272	.268	.672	.445
Distributions
Dividends from Net Investment Income	(.155)	(. 323)	(. 332)	(. 348)	(. 372)	(. 405)
Distributions from Realized Capital Gains	—	(.029)	—	—	—	—
Total Distributions	(.155)	(. 352)	(. 332)	(. 348)	(. 372)	(. 405)
Net Asset Value, End of Period	$5.79	$5.46	$5.98	$6.04	$6.12	$5.82

Total Return[1]	8.98%	-2.99%	4.56%	4.53%	11.91%	8.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,955	$3,604	$4,176	$4,394	$5,607	$5,476
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	5.54%	5.61%	5.46%	5.76%	6.25%	7.04%
Portfolio Turnover Rate	30%	34%	35%	28%	30%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.46	$5.98	$6.04	$6.12	$5.82	$5.78
Investment Operations
Net Investment Income	.158	.333	.337	.354	.378	.411
Net Realized and Unrealized Gain (Loss)
on Investments	. 330	(. 495)	(. 059)	(. 080)	. 300	. 040
Total from Investment Operations	.488	(.162)	.278	.274	.678	.451
Distributions
Dividends from Net Investment Income	(.158)	(. 329)	(. 338)	(. 354)	(. 378)	(. 411)
Distributions from Realized Capital Gains	—	(.029)	—	—	—	—
Total Distributions	(.158)	(. 358)	(. 338)	(. 354)	(. 378)	(. 411)
Net Asset Value, End of Period	$5.79	$5.46	$5.98	$6.04	$6.12	$5.82

Total Return[1]	9.03%	-2.90%	4.66%	4.64%	12.02%	8.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,613	$13,183	$12,879	$11,962	$12,713	$10,075
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.64%	5.71%	5.56%	5.86%	6.35%	7.14%
Portfolio Turnover Rate	30%	34%	35%	28%	30%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

High-Yield Corporate Fund

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2016, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional

High-Yield Corporate Fund

amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

High-Yield Corporate Fund

During the six months ended July 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2016, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,521,000, representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	556,115	—
Corporate Bonds	—	18,198,058
Preferred Stocks	—	173,432	—
Other	—	—	1,575
Temporary Cash Investments	—	651,800	—
Forward Currency Contracts—Liabilities	—	(3,888)	—
Swap Contracts—Assets[1]	521	—	—
Total	521	19.575.517	1,575
1 Represents variation margin on the last day of the reporting period.

High-Yield Corporate Fund

E. At July 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	521	521
Other Liabilities	(3,888)	—	(3,888)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2016, were:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	2,020	—	2,020
Swap Contracts	—	7,513	7,513
Realized Net Gain (Loss) on Derivatives	2,020	7,513	9,533

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(4,132)	—	(4,132)
Swap Contracts	—	7,341	7,341
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4,132)	7,341	3,209

At July 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities, Inc.	8/31/16	USD	114,054	EUR	103,794	(2,131)
Barclays Bank PLC	8/31/16	USD	38,045	EUR	34,598	(684)
Goldman Sachs International	8/31/16	USD	38,039	EUR	34,598	(690)
Citibank, N.A.	8/31/16	USD	32,739	GBP	25,014	(383)
						(3,888)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

High-Yield Corporate Fund

At July 31, 2016, the fund had the following open credit default swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX.NA.HY.S26.V1.57	6/20/21	CME	155,530	(2,582)	5.000	4,262
CME—Chicago Mercantile Exchange.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2016, the fund realized net foreign currency gains of $2,618,000 (including gains and losses on forward currency contracts), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $5,119,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $264,193,000 during the period from November 1, 2015, through January 31, 2016, which are deferred and will be treated as realized for tax purposes in fiscal 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017.

At July 31, 2016, the cost of investment securities for tax purposes was $19,329,884,000. Net unrealized appreciation of investment securities for tax purposes was $251,096,000, consisting of unrealized gains of $652,726,000 on securities that had risen in value since their purchase and $401,630,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2016, the fund purchased $3,727,991,000 of investment securities and sold $2,310,790,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $170,920,000, respectively.

High-Yield Corporate Fund

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	577,170	102,560	953,808	163,092
Issued in Lieu of Cash Distributions	88,032	15,566	205,361	35,338
Redeemed	(533,064)	(94,708)	(1,379,354)	(236,916)
Net Increase (Decrease)—Investor Shares	132,138	23,418	(220,185)	(38,486)
Admiral Shares
Issued	2,535,770	449,876	4,092,880	701,370
Issued in Lieu of Cash Distributions	279,891	49,468	567,943	97,988
Redeemed	(1,213,342)	(216,251)	(3,102,224)	(538,902)
Net Increase (Decrease)—Admiral Shares	1,602,319	283,093	1,558,599	260,456

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2016	7/31/2016	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,029.39	$1.01
Admiral Shares	1,000.00	1,029.90	0.50
Institutional Shares	1,000.00	1,030.05	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,058.19	$1.02
Admiral Shares	1,000.00	1,058.71	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,148.15	$1.12
Admiral Shares	1,000.00	1,148.72	0.59
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,089.79	$1.20
Admiral Shares	1,000.00	1,090.34	0.68
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Institutional Shares	1,000.00	1,024.52	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.82	$1.06
Admiral Shares	1,000.00	1,024.32	0.55
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.72	$1.16
Admiral Shares	1,000.00	1,024.22	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board also has renewed the investment advisory arrangements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company LLP (Wellington Management). The board determined that renewing the funds’ advisory arrangements was in the best interests of each fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions, and a portion of the Long-Term Investment-Grade Fund since 2013. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct detailed credit analysis. For the Long-Term Investment-Grade Fund, the team conducts independent credit analysis on individual issuers to support the investment process. The portfolio managers draw upon the sector experience of these analysts and the broader fixed income team at Wellington Management to manage the fund’s duration, sector, quality, and curve positioning. For the High-Yield Corporate Fund, the team focuses on higher-quality high-yield bonds, as it expects these higher-quality issues to offer a more favorable risk/reward trade-off over the long term. The team’s credit analysis seeks to identify companies whose fundamentals are stable or improving and whose securities offer an attractive yield.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’slength negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the three investment-grade funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.

Vanguard Bond Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond Funds or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Funds or any owners or purchasers of the Vanguard Bond Funds. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond Funds or the owners of Vanguard Bond Funds into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS

OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley James M. Norris Kathleen C. Gubanich Thomas M. Rampulla Martha G. King Glenn W. Reed John T. Marcante Karin A. Risi Chris D. McIsaac Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092016

Semiannual Report | July 31, 2016

Vanguard Ultra-Short-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	39
Trustees Approve Advisory Arrangement.	41
Glossary.	42

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended July 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Ultra-Short-Term Bond Fund
Investor Shares	0.81%	0.50%	0.20%	0.70%
Admiral™ Shares	0.92	0.55	0.25	0.80
Barclays U.S. Treasury Bellwethers: 1 Year Index				0.45
Ultra-Short Obligations Funds Avg				0.80
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2016, Through July 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ultra-Short-Term Bond Fund
Investor Shares	$9.99	$10.01	$0.050	$0.000
Admiral Shares	19.98	20.03	0.110	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended July 31, 2016, Vanguard Ultra-Short-Term Bond Fund returned 0.70% for Investor Shares and 0.80% for Admiral Shares. That performance was close to the average return of peer funds and ahead of the 0.45% return of its benchmark index.

The fund’s benchmark, the Barclays U.S. Treasury Bellwethers: 1 Year Index, consists of a single bond—the most recently issued 1-year Treasury. It provides a frame of reference to evaluate the performance of bonds, and bond funds, with a 1-year duration.

Your fund’s 30-day SEC yield for Investor Shares began the period at 0.83%, rose modestly for a while, then fell to 0.81% by the end of July.

International bonds bested their U.S. counterparts

The broad U.S. bond market advanced each month en route to returning 4.54% for the half year. With the stock market volatile at times and the global growth pace uncertain, investors sought safe-haven assets. Foreign investors flocked to U.S. Treasury debt amid exceptionally low or negative yields abroad.

The yield of the 10-year Treasury note closed July at 1.45%, down from 1.98% at the end of January. (Bond prices and yields move in opposite directions.)

2

The Federal Reserve has held its target for short-term interest rates at 0.25%–0.5% since raising it by a quarter percentage point last December. Money market funds and savings accounts stayed restrained by these historically low rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned more than 12% for U.S. investors. A number of foreign currencies strengthened against the dollar, lifting their returns when translated into dollars, but the bond returns were robust even without this currency benefit.

U.S. stocks continued to surge despite signs of uncertainty

U.S. stocks proved resilient over the half year, returning about 14%, although the global environment was far from tranquil.

Stocks tumbled after the momentous June 23 decision by U.K. voters to leave the European Union. But the market quickly recovered. Worries about the effects of “Brexit” on trade and economic growth seemed to diminish as expectations rose that major central banks would be responsive to any fallout.

Market Barometer

			Total Returns
		Periods Ended July 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.54%	5.94%	3.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	6.94	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.16	0.05

Stocks
Russell 1000 Index (Large-caps)	13.82%	4.84%	13.22%
Russell 2000 Index (Small-caps)	18.76	0.00	10.43
Russell 3000 Index (Broad U.S. market)	14.18	4.44	12.99
FTSE All-World ex US Index (International)	11.69	-4.95	1.76

CPI
Consumer Price Index	1.57%	0.84%	1.27%

3

International stocks also performed well, returning nearly 12%. European stocks finished solidly but still lagged as the Brexit referendum hit close to home. Emerging-market stocks and those from developed Pacific markets recorded double-digit returns.

Your fund again met its objectives, but long-term bonds were the stars

After the Fed’s long-awaited increase in its target for short-term interest rates last December, further rate hikes were expected to be only a matter of time. Instead, interest rates confounded expectations and generally trended lower. Longer-term bonds benefited the most from this shift, because they are more susceptible to changes in rates.

Your fund, of course, isn’t competing with long-term bonds. Instead, it seeks to provide a modest pickup in yield compared with money market funds, without taking on as much additional interest rate risk as short- and longer-term bond funds. It’s not a money market substitute, but it can provide current income with limited price volatility. And it has done so since its inception in February 2015.

Vanguard Fixed Income Group, your fund’s advisor, invests in money market instruments and short-term, high-quality bonds from various sectors of the fixed income market. Asset-backed bonds, such as those backed by automobile loans, represented nearly one-third of the portfolio at the end of the period,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Ultra-Short-Term Bond Fund	0.20%	0.12%	0.57%

The fund expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the fund’s annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Ultra-Short Obligations Funds.

4

and helped it outperform the Treasury benchmark. The fund’s corporate bonds—especially its lower-quality investment-grade holdings—also lifted its return.

As with Vanguard’s other active bond funds, the expertise of our experienced team of credit analysts is integral to managing this fund and maintaining tight risk controls.

For more discussion of the management and performance of the fund, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk

After you’ve created an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what next?

As stocks and bonds rise or fall over time, and that portfolio drifts from its original asset allocation, you should consider rebalancing back to your targets. Just one year of outsized returns can throw your allocation out of whack.

Consider 2013, when the broad U.S. stock market returned nearly 34% and the broad taxable bond market declined.

A hypothetical simple portfolio that tracked the broad U.S. market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting assets away from areas that have performed well toward those that have fallen behind, to restore the portfolio’s original asset allocation. That isn’t easy or intuitive, but it helps manage risk, because over time, riskier assets tend to grow faster. (For more on this, see Best Practices for Portfolio Rebalancing, at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their targets. And be aware of the tax implications.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

August 12, 2016

5

Advisor’s Report

For the six months ended July 31, 2016, Vanguard Ultra-Short-Term Bond Fund returned 0.70% for Investor Shares and 0.80% for Admiral Shares. Its benchmark, the Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 0.45%. The average return of peer funds was 0.80%.

The investment environment

The long-anticipated U.K. referendum on whether to remain in the European Union was the period’s defining event for global capital markets. Uncertainty before the June 23 vote led to stock market volatility. Global stocks then tumbled sharply after the decision to leave, known as “Brexit,” before regaining much of their lost ground by the end of June. Because this vote has significant global economic implications, and it will take considerable time for details to be worked out, heightened uncertainty is likely to persist.

In times of increased uncertainty, investors often favor the relative safety of bonds over stocks. That tendency was evident during the past six months. The stage was set in January, just before the period started, when oil prices fell again. The broad U.S. stock market followed suit, on renewed concerns about the economy, and bonds rallied. This trend continued into the next month—and although stocks largely recovered by the end of February, the broad U.S. bond market had a one-month return of nearly 1%. Another major factor in bonds’ strength, in February and throughout the period, was central bank policy at home and abroad.

When the Federal Reserve raised its short-term interest rate target last December, in its first increase in nearly a decade, the consensus was that additional rate hikes would follow in 2016. So far, however, the Fed has held rates steady, taking into consideration not only U.S. economic indicators but also signs of weakness in some other major economies—including China—and volatility in international stock markets.

As in recent years, winter’s arrival seemed to slow the U.S. economy. First-quarter gross domestic product (GDP) rose only 0.8% (annualized), and the estimated rate for the second quarter was 1.2%. Although residential investment and consumer spending were relatively healthy, the generally stronger dollar led to higher imports, which reduced net GDP. Falling nonresidential investment and slower inventory accumulation also suppressed GDP growth. Spring brought a modest economic bounce, with U.S. employment data showing a stronger labor market and modest wage growth. Oil prices rebounded enough to calm fears of an impending global recession and disinflation, before falling below $40 a barrel just after the close of the period.

In Europe, negative interest rates continued to spread as the European Central Bank lowered its target interest rates again and began buying corporate bonds. In Japan, the yield of the 10-year government bond turned negative for the first time in February, on the heels of the Bank of Japan’s January announcement that it would adopt a negative interest rate for certain bank deposits.

6

(Just after the close of the period, the Bank of England cut its base rate from 0.5% to 0.25%, the lowest in the bank’s history, and announced plans to buy government and corporate bonds. The bank is seeking to mitigate some of the anticipated economic impact of the Brexit vote. The yields of short-term U.K. government bonds soon dipped into negative territory and the 10-year yield fell to a record low.)

In this environment, the still-positive yields on U.S. Treasury bonds made them—and investment-grade corporate bonds—more appealing to yield-starved investors. Interest rates fell across the Treasury yield curve. The benchmark 10-year Treasury yield dropped from 1.98% at the end of January to below 1.40% (a record closing low) in early July, settling at 1.45% at the end of July. Over the same period—and notwithstanding the possibility that the Fed would raise rates—the 3-month Treasury yield dropped from 0.33% to 0.26%; longer-maturity yields dropped more.

Management of the fund

As we’ve noted before, your fund is managed using the same broad investment philosophy and processes as the other actively managed taxable bond funds in Vanguard’s lineup—and many of the same bond traders, risk managers, credit analysts, and other fixed income professionals.

What differentiates the Ultra-Short-Term Bond Fund from our other active bond funds is its slightly more conservative tilt, consistent with its investment objective of providing current income while maintaining limited price volatility. The majority of the fund’s holdings have an expected maturity of no longer than three years, and we generally plan to hold them until they mature. (Note that some securities in the accompanying Statement of Net Assets, such as asset-backed bonds, have stated maturities in 2020 and beyond but are expected to be paid off sooner.) We maintain the fund’s duration at a policy-neutral level of approximately one year, matching its benchmark; both were 1.0 years at the end of July. (Duration is a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates.)

We invest in a diversified mix of Treasury, agency, corporate, asset-backed, and other bonds in the fund. Our allocations among those segments of the bond market can result in relative over- or underperformance when compared with the fund’s 1-year Treasury benchmark.

For the six months, and indeed since the fund’s inception in February 2015, we added value with our selection of asset-backed securities (ABS), particularly those backed by automobile loans. ABS constituted the largest sector in the fund, accounting for more than 30% of total assets at the end of July, and they provide an important source of diversification for your fund.

Our corporate bond holdings, especially among financials and industrials that appeared attractively valued, also helped the half-year results. The yield spread of corporates versus comparable-maturity Treasuries widened early in the period, amid heightened concerns about the economic outlook and the heavy debt

7

load of many energy companies, but later narrowed again, lifting corporate bond prices.

We made no major strategic shifts during the period. As anticipated, the number of bonds in the portfolio has increased as assets grow.

A look ahead

While Brexit has yet to play out, we expect the U.K. economy to suffer a recession, and we believe that there will likely be some impact on the euro zone as well.

We do not expect U.S. GDP to be crimped significantly—perhaps losing just 0.25 percentage point over the next several quarters.

The U.S. economy looks to remain on relatively solid footing, with the labor market achieving the Fed’s full employment target. Employment gains have slowed from last year, but we continue to monitor future wage gains for potential increased demand and inflation. To date, however, data suggest that lower mortgage rates and low inflation will continue to bolster home buying, mortgage refinancing, and consumer spending. These trends should help the economy to grow at about a 2% rate for the rest of the year.

U.S. monetary policy is likely to remain cautious and accommodative. No matter when the central bank next raises its target for short-term rates, we continue to believe the Fed will find it a challenge to go above 1% over the next several years. And given that other central banks—including those of the United Kingdom, Europe, and China—seem to be leaning toward more monetary accommodation, a material rise in government bond yields across the curve appears unlikely.

In managing the fund, we expect to continue to maintain a high level of liquidity through our combined holdings of Treasury and agency securities and a variety of money market instruments. This is consistent with the fund’s investment objective and with Vanguard’s current overall positioning of its actively managed bond funds.

Gregory S. Nassour, CFA, Principal
Portfolio Manager

David Van Ommeren, Principal
Portfolio Manager

Vanguard Fixed Income Group

August 18, 2016

8

Ultra-Short-Term Bond Fund

Fund Profile
As of July 31, 2016

Share-Class Characteristics

	Investor		Admiral
		Shares	Shares
Ticker Symbol		VUBFX	VUSFX
Expense Ratio[1]		0.20%	0.12%
30-Day SEC Yield		0.81%	0.92%

Financial Attributes

		Barclays
		U.S.	Barclays
		Treasury	Aggregate
		Bellwethers:	Bond
	Fund	1 Year Index	Index
Number of Bonds	742	1	9,804
Yield to Maturity
(before expenses)	1.1%	0.5%	1.9%
Average Coupon	1.8%	0.0%	3.1%
Average Duration	1.0 years	1.0 years	5.5 years
Average Effective
Maturity	1.3 years	1.0 years	7.7 years
Short-Term
Reserves	5.5%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			34.9%
Commercial Mortgage-Backed			1.9
Finance			14.2
Foreign			1.5
Government Mortgage-Backed			0.3
Industrial			13.1
Treasury/Agency			24.6
Utilities			3.8
Other			0.2
Short-Term Reserves			5.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	39.9%
1 - 3 Years	58.7
3 - 5 Years	1.4

Distribution by Credit Quality (% of portfolio)

U.S. Government	23.9%
Aaa	35.1
Aa	11.3
A	16.4
Baa	7.0
Not Rated	6.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2016, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

9

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 24, 2015, Through July 31, 2016
				Barclays
				U.S. Treasury
				Bellwethers:
			Investor Shares	1 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.54%	-0.10%	0.44%	0.48%
2017	0.50	0.20	0.70	0.45
Note: For 2017, performance data reflect the six months ended July 31, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	2/24/2015	1.00%	0.71%	0.15%	0.86%
Admiral Shares	2/24/2015	1.13	0.78	0.15	0.93

See Financial Highlights for dividend and capital gains information.

10

Ultra-Short-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (24.4%)
U.S. Government Securities (16.3%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	68,000	71,924
	United States Treasury Note/Bond	0.625%	2/15/17	3,600	3,604
	United States Treasury Note/Bond	0.875%	5/15/17	3,000	3,008
	United States Treasury Note/Bond	0.750%	6/30/17	7,200	7,210
	United States Treasury Note/Bond	0.500%	7/31/17	36,500	36,460
	United States Treasury Note/Bond	0.625%	7/31/17	7,000	7,002
	United States Treasury Note/Bond	0.875%	11/15/17	16,789	16,841
	United States Treasury Note/Bond	0.750%	2/15/19	25	25
					146,074
Agency Bonds and Notes (8.1%)
1	Federal Home Loan Banks	0.500%	9/28/16	1,000	1,000
[1,2]	Federal Home Loan Banks	1.625%	12/9/16	5,000	5,021
1	Federal Home Loan Banks	0.625%	12/28/16	1,000	1,001
1	Federal Home Loan Banks	0.875%	5/24/17	2,250	2,254
1	Federal Home Loan Banks	1.000%	6/21/17	3,500	3,511
1	Federal Home Loan Banks	0.750%	8/28/17	3,500	3,503
1	Federal Home Loan Banks	2.250%	9/8/17	1,000	1,017
1	Federal Home Loan Banks	4.625%	9/8/17	1,000	1,043
1	Federal Home Loan Banks	1.125%	12/8/17	750	754
1	Federal Home Loan Banks	1.000%	12/19/17	1,750	1,757
1	Federal Home Loan Banks	1.375%	3/9/18	2,500	2,525
1	Federal Home Loan Banks	0.875%	3/19/18	5,000	5,010
1	Federal Home Loan Banks	1.250%	6/8/18	2,500	2,522
1	Federal Home Loan Banks	0.875%	6/29/18	1,750	1,753
1	Federal Home Loan Banks	0.625%	8/7/18	2,200	2,193
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	5,000	5,005
3	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	3,550	3,553
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	2,000	2,006
3	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	3,000	3,015
3	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	3,250	3,249
3	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	1,600	1,612
3	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	1,200	1,199
3	Federal National Mortgage Assn.	1.250%	9/28/16	7,200	7,210
3	Federal National Mortgage Assn.	5.000%	2/13/17	1,500	1,536
3	Federal National Mortgage Assn.	0.750%	3/14/17	2,750	2,754
3	Federal National Mortgage Assn.	5.000%	5/11/17	3,000	3,102
3	Federal National Mortgage Assn.	1.125%	7/20/18	500	503

11

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	1.000%	2/26/19	1,150	1,155
3	Federal National Mortgage Assn.	0.875%	8/2/19	1,800	1,798
	Private Export Funding Corp.	5.450%	9/15/17	500	525
					73,086
Total U.S. Government and Agency Obligations (Cost $219,511)					219,160
Asset-Backed/Commercial Mortgage-Backed Securities (37.0%)
4	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	800	802
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	800	807
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
4	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	1,500	1,507
4	Ally Auto Receivables Trust 2015-SN1	0.930%	6/20/17	161	161
4	Ally Auto Receivables Trust 2016-1	1.470%	4/15/20	1,500	1,503
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	3,195	3,202
[4,5]	Ally Master Owner Trust Series 2014-1	0.951%	1/15/19	151	151
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	155	155
4	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	1,625	1,627
[4,5]	Ally Master Owner Trust Series 2015-1	0.881%	1/15/19	9,851	9,852
4	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	1,200	1,202
[4,5]	American Express Credit Account Master
	Trust 2008-2	1.741%	9/15/20	1,300	1,321
[4,5]	American Express Credit Account Master
	Trust 2014-5	0.771%	5/15/20	410	410
[4,5]	American Express Credit Account Secured Note
	Trust 2012-4	1.031%	5/15/20	168	168
[4,5,6] American Homes 4 Rent 2014-SFR1		1.832%	6/17/31	100	100
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	17	17
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	88	88
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	97	98
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	21	21
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	39	39
4	AmeriCredit Automobile Receivables Trust 2015-2	0.830%	9/10/18	193	193
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	160	160
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	150	151
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	255	260
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	330	338
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	810	815
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	110	112
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	130	130
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	40	40
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	40	41
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	70	72
[4,6]	ARI Fleet Lease Trust 2014-A	0.810%	11/15/22	216	216
[4,6]	ARI Fleet Lease Trust 2015-A	1.110%	11/15/18	884	883
[4,6]	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	226	226
[4,6]	ARL Second LLC 2014-1A	2.920%	6/15/44	321	311
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2012-2A	2.802%	5/20/18	1,300	1,310
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2013-1A	1.920%	9/20/19	150	150
[4,6]	Avis Budget Rental Car Funding AESOP
	LLC 2013-2A	2.970%	2/20/20	2,300	2,349
[4,5]	BA Credit Card Trust 2007-A4	0.521%	11/15/19	1,101	1,099
4	BA Credit Card Trust 2015-A2	1.360%	9/15/20	850	854

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Banc of America Commercial Mortgage
	Trust 2006-5	5.415%	9/10/47	53	54
4	Banc of America Commercial Mortgage
	Trust 2006-6	5.347%	10/10/45	146	146
4	Banc of America Commercial Mortgage
	Trust 2007-2	5.573%	4/10/49	149	151
4	Banc of America Commercial Mortgage
	Trust 2008-1	6.183%	2/10/51	129	134
4	Banc of America Commercial Mortgage
	Trust 2008-1	6.227%	2/10/51	19	20
[4,6]	Bank of The West Auto Trust 2015-1	0.870%	4/16/18	675	675
4	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.720%	6/11/40	80	82
4	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR17	5.650%	6/11/50	201	208
4	Bear Stearns Commercial Mortgage Securities
	Trust 2007-TOP28	5.710%	9/11/42	146	152
[4,5,6] BMW Floorplan Master Owner Trust 2015-1A		0.981%	7/15/20	1,560	1,559
4	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	3,250	3,257
[4,5]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.462%	2/25/30	240	235
[4,5]	Cabelas Credit Card Master Note Trust 2016-1	0.998%	6/15/22	2,780	2,781
4	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	65	65
4	California Republic Auto Receivables Trust 2015-2	0.880%	2/15/18	381	381
[4,6]	California Republic Auto Receivables Trust 2015-4	2.040%	1/15/20	2,000	2,014
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	400	399
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	240	240
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	14	14
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	33	33
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	81	82
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	190	190
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	92	92
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	82	83
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	103	103
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	37	37
4	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	800	803
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	260	262
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	500	502
4	Capital Auto Receivables Asset Trust 2015-4	1.620%	3/20/19	1,500	1,501
4	Capital Auto Receivables Asset Trust 2016-1	1.980%	10/20/20	1,500	1,499
4	Capital Auto Receivables Asset Trust 2016-2	1.460%	6/22/20	2,250	2,247
[4,5]	Capital One Multi-asset Execution Trust 2007-A1	0.531%	11/15/19	100	100
[4,5]	Capital One Multi-asset Execution Trust 2007-A5	0.521%	7/15/20	1,168	1,165
4	Capital One Multi-asset Execution Trust 2015-A7	1.450%	8/16/21	2,100	2,113
[4,5]	Capital One Multi-Asset Execution Trust 2016-A1	0.931%	2/15/22	4,190	4,199
[4,5,6] CARDS II Trust 2015-2A		1.001%	7/15/20	2,000	1,999
[4,5,6] CARDS II Trust 2016-1A		1.207%	7/15/21	3,830	3,830
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	22	22
4	Carmax Auto Owner Trust 2015-2	0.820%	6/15/18	408	408
4	Carmax Auto Owner Trust 2015-3	1.630%	5/15/20	1,100	1,106
4	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	73	74
4	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	95	96
4	Carmax Auto Owner Trust 2016-1	1.610%	11/16/20	1,000	1,007
4	Carmax Auto Owner Trust 2016-3	1.390%	5/17/21	5,000	4,996
[4,5]	Chase Issuance Trust 2007-C1	0.941%	4/15/19	185	185

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	Chase Issuance Trust 2013-A7	0.911%	9/15/20	1,000	1,002
[4,5]	Chase Issuance Trust 2015-A3	0.731%	4/15/19	1,200	1,200
4	Chase Issuance Trust 2015-A5	1.360%	4/15/20	400	402
[4,5]	Chase Issuance Trust 2016-A1	0.891%	5/17/21	155	155
[4,6]	Chesapeake Funding II LLC 2016-1A	2.110%	3/15/28	1,000	1,007
[4,6]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	2,390	2,393
[4,6]	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	24	24
[4,6]	Chrysler Capital Auto Receivables Trust 2013-BA	1.270%	3/15/19	1,212	1,212
[4,6]	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	800	793
[4,6]	Chrysler Capital Auto Receivables Trust 2015-BA	1.910%	3/16/20	2,100	2,112
[4,6]	Chrysler Capital Auto Receivables Trust 2016-AA	1.960%	1/18/22	510	512
[4,6]	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	70	70
[4,6]	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	570	572
[4,6]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	16	16
4	Citibank Credit Card Issuance Trust 2014-A2	1.020%	2/22/19	850	850
4	Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	600	601
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	1,100	1,108
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,000	1,029
4	Citigroup Commercial Mortgage Trust 2014-GC19	1.199%	3/10/47	79	79
4	Citigroup Commercial Mortgage Trust 2014-GC23	1.392%	7/10/47	146	147
[4,6]	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	285	287
4	CNH Equipment Trust 2015-A	0.840%	6/15/18	84	84
4	CNH Equipment Trust 2015-B	0.840%	8/15/18	548	547
4	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	106	108
[4,5,6] Colony American Homes 2014-1		1.632%	5/17/31	136	135
[4,5,6] Colony American Homes 2014-1		1.832%	5/17/31	100	98
[4,5,6] Colony American Homes 2014-2		1.801%	7/17/31	100	98
[4,5,6] Colony American Homes 2015-1		1.643%	7/17/32	209	208
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	108	108
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	106	107
4	COMM 2007-C9 Mortgage Trust	5.813%	12/10/49	103	105
4	COMM 2013-CCRE10 Mortgage Trust	1.278%	8/10/46	186	185
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,000	1,023
4	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	90	89
4	COMM 2013-CCRE6 Mortgage Trust	0.719%	3/10/46	23	23
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,000	1,028
4	COMM 2014-CCRE14 Mortgage Trust	1.330%	2/10/47	29	29
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	100	103
4	COMM 2014-CCRE15 Mortgage Trust	1.218%	2/10/47	231	231
4	COMM 2014-CCRE16 Mortgage Trust	1.445%	4/10/47	64	64
4	COMM 2014-CCRE17 Mortgage Trust	1.275%	5/10/47	90	91
4	COMM 2014-CCRE18 Mortgage Trust	1.442%	7/15/47	217	216
4	COMM 2014-CCRE21 Mortgage Trust	1.494%	12/10/47	416	414
4	COMM 2014-UBS5 Mortgage Trust	1.373%	9/10/47	428	429
4	COMM 2015-CCRE25 Mortgage Trust	1.737%	8/10/48	355	357
4	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.361%	2/15/40	9	9
4	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	6.065%	2/15/41	122	129
[4,6]	Dell Equipment Finance Trust 2015-1	1.010%	7/24/17	520	520
[4,6]	Dell Equipment Finance Trust 2016-1	1.430%	9/24/18	4,000	3,998
[4,6]	Dell Equipment Finance Trust 2016-1	1.650%	7/22/21	2,000	1,999
[4,5]	Discover Card Execution Note Trust 2012-A4	0.851%	11/15/19	297	297
[4,5]	Discover Card Execution Note Trust 2013-A1	0.781%	8/17/20	400	400

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Discover Card Execution Note Trust 2013-A5	1.040%	4/15/19	700	700
[4,5]	Discover Card Execution Note Trust 2015-A1	0.831%	8/17/20	1,000	1,002
4	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	2,500	2,516
4	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	1,000	1,010
[4,5]	Discover Card Execution Note Trust 2016-A2	1.021%	9/15/21	330	332
[4,6]	Drive Auto Receivables Trust 2015-AA	2.280%	6/17/19	39	39
[4,6]	Drive Auto Receivables Trust 2015-BA	1.300%	6/15/18	28	28
[4,6]	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	130	130
[4,6]	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	330	332
[4,6]	Drive Auto Receivables Trust 2015-CA	2.230%	9/16/19	135	135
[4,6]	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	200	202
[4,6]	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	145	148
[4,6]	Drive Auto Receivables Trust 2015-DA	1.590%	12/17/18	1,505	1,506
[4,6]	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	600	603
[4,6]	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	600	611
[4,6]	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	910	913
[4,6]	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	270	277
[4,6]	Drive Auto Receivables Trust 2016-BA	1.380%	8/15/18	3,000	3,000
[4,6]	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	600	600
[4,6]	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	340	342
[4,6]	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	570	577
[4,6]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	800	819
[4,6]	Enterprise Fleet Financing LLC Series 2014-1	1.380%	9/20/19	1,861	1,859
[4,6]	Enterprise Fleet Financing LLC Series 2015-1	1.300%	9/20/20	174	174
[4,6]	Enterprise Fleet Financing LLC Series 2015-2	1.590%	2/22/21	1,305	1,307
[4,6]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	1,690	1,699
[4,6]	Enterprise Fleet Financing LLC Series 2016-2	1.740%	2/22/22	3,000	2,999
[4,5,6] Evergreen Credit Card Trust 2016-1		1.201%	4/15/20	4,665	4,672
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2015-C02	1.638%	5/25/25	54	54
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2015-C02	1.688%	5/25/25	112	112
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2015-C03	1.988%	7/25/25	80	81
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2015-C03	1.988%	7/25/25	109	110
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2015-C04	2.088%	4/25/28	434	435
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2015-C04	2.188%	4/25/28	207	209
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2016-C04	1.943%	1/25/29	305	305
[4,5]	First National Master Note Trust 2015-1	1.251%	9/15/20	540	541
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	46	46
4	Ford Credit Auto Lease Trust 2015-A	0.790%	12/15/17	419	419
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	970	969
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	490	485
4	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	500	501
[4,6]	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	800	803
[4,6]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,700	1,735
4	Ford Credit Auto Owner Trust 2015-A	0.810%	1/15/18	92	92
4	Ford Credit Auto Owner Trust 2015-B	0.720%	3/15/18	447	447
4	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	1,000	1,004
4	Ford Credit Auto Owner Trust 2016-A	1.390%	7/15/20	1,250	1,254
4	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	700	701

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	160	160
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	226	227
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.690%	9/15/19	100	100
4	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.140%	9/15/19	100	101
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	1.400%	2/15/19	62	62
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	2.310%	2/15/21	827	836
[4,5]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	0.981%	2/15/21	1,265	1,262
[4,5]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	0.831%	8/15/19	895	893
4	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	250	250
[4,5]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-4	1.081%	8/15/20	1,705	1,705
4	Ford Credit Floorplan Master Owner Trust A
	Series 2015-4	1.770%	8/15/20	1,400	1,411
[4,5]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	1.381%	2/15/21	2,150	2,167
4	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	1.760%	2/15/21	2,110	2,123
[3,4,5] Freddie Mac Structured Agency Credit Risk Debt
	Notes 2016-DNA2	1.738%	10/25/28	244	245
[3,4,5] Freddie Mac Structured Agency Credit Risk Debt
	Notes 2016-DNA2	2.688%	10/25/28	250	252
[3,4,5] Freddie Mac Structured Agency Credit Risk Debt
	Notes 2016-DNA3	1.588%	12/25/28	248	249
[3,4,5] Freddie Mac Structured Agency Credit Risk Debt
	Notes 2016-DNA3	2.488%	12/25/28	250	253
[4,6]	FRS I LLC 2013-1A	1.800%	4/15/43	45	45
[4,6]	FRS I LLC 2013-1A	3.080%	4/15/43	1,752	1,716
[4,5]	GE Capital Credit Card Master Note Trust Series
	2012-3	0.931%	3/15/20	12,000	12,004
4	GE Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	250	250
[4,5]	GE Dealer Floorplan Master Note Trust Series
	2012-2	1.237%	4/22/19	12,406	12,434
[4,5]	GE Dealer Floorplan Master Note Trust Series
	2014-2	0.937%	10/20/19	875	873
[4,6]	GM Financial Automobile Leasing Trust 2014-1A	1.760%	5/21/18	100	100
4	GM Financial Automobile Leasing Trust 2015-1	1.100%	12/20/17	273	273
4	GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	1,100	1,106
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	250	253
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	120	120
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	2,600	2,615
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	50	50
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	120	120
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	120	119
4	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	150	150
4	GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	1,070	1,074
4	GM Financial Automobile Leasing Trust 2016-2	1.760%	3/20/20	790	792

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	240	240
[4,6]	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	450	448
[4,6]	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	820	814
[4,5,6] GMF Floorplan Owner Revolving Trust 2016-1		1.331%	5/17/21	1,130	1,132
[4,6]	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	300	302
[4,6]	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	220	221
[4,6]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	1,627	1,631
[4,6]	Golden Credit Card Trust 2012-4A	1.390%	7/15/19	230	230
[4,5,6] Golden Credit Card Trust 2014-2A		0.931%	3/15/21	20	20
[4,5,6] Golden Credit Card Trust 2015-3A		0.901%	7/15/19	2,150	2,149
[4,5,6] Golden Credit Card Trust 2016-1A		1.081%	1/15/20	2,410	2,417
[4,5,6] Gosforth Funding 2016-1A plc		1.326%	2/15/58	1,395	1,394
[4,6]	GreatAmerica Leasing Receivables Funding LLC
	Series 2015-1	1.120%	6/20/17	178	178
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,000	1,023
4	GS Mortgage Securities Trust 2014-GC22	1.290%	6/10/47	43	43
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	1,163	1,161
4	Harley-Davidson Motorcycle Trust 2015-2	1.300%	3/16/20	2,600	2,604
[4,5,6] Hertz Fleet Lease Funding LP 2016-1		1.574%	4/10/30	2,500	2,509
[4,6]	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,351	1,360
[4,6]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	560	559
[4,6]	Hertz Vehicle Financing LLC 2015-2	2.020%	9/25/19	2,135	2,134
[4,6]	Hertz Vehicle Financing LLC 2016-3	2.270%	7/25/20	2,170	2,178
[4,5,6] Holmes Master Issuer plc 2016-1		1.081%	4/15/17	3,000	2,996
4	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	800	804
4	Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	1,400	1,403
4	Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	290	292
4	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	2,750	2,751
4	Huntington Auto Trust 2015-1	0.760%	10/16/17	362	362
[4,6]	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	100	100
[4,6]	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	100	100
[4,6]	Hyundai Auto Lease Securitization Trust 2015-A	1.000%	10/16/17	114	114
[4,6]	Hyundai Auto Lease Securitization Trust 2015-A	1.650%	8/15/19	100	100
[4,6]	Hyundai Auto Lease Securitization Trust 2015-B	1.660%	7/15/19	1,000	1,004
[4,6]	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	250	252
[4,6]	Hyundai Auto Lease Securitization Trust 2016-A	1.600%	7/15/19	1,000	1,004
[4,6]	Hyundai Auto Lease Securitization Trust 2016-B	1.680%	4/15/20	300	301
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	49	49
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	35	35
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	60	61
4	Hyundai Auto Receivables Trust 2015-B	0.690%	4/16/18	407	407
4	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,000	1,004
4	Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,000	1,007
[4,6]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	320	320
5	Illinois Student Assistance Commission
	Series 2010-1	1.765%	4/25/22	58	58
[4,5,6] Invitation Homes 2014-SFR1 Trust		1.982%	6/17/31	514	513
[4,5,6] Invitation Homes 2014-SFR2 Trust		2.082%	9/17/31	100	99
[4,5,6] Invitation Homes 2015-SFR2 Trust		1.828%	6/17/32	98	98
4	John Deere Owner Trust 2015-A	0.870%	2/15/18	127	127
4	John Deere Owner Trust 2015-B	1.440%	10/15/19	1,600	1,604
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	130	130
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	17	17

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	5.746%	2/12/51	140	144
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	152	154
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP12	5.850%	2/15/51	114	117
[4,6]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	350	363
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	1.303%	1/15/46	199	199
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	1,500	1,512
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	1.268%	7/15/47	309	309
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.019%	8/15/46	112	116
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	2.977%	11/15/45	488	502
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	1.247%	1/15/47	61	61
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	1.254%	2/15/47	170	169
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C19	1.266%	4/15/47	444	442
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	1.322%	8/15/47	131	131
[4,6]	Kubota Credit Owner Trust 2014-1	1.160%	5/15/18	283	283
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	32	32
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	4	4
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	126	128
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	118	122
[4,5,6] Master Credit Card Trust II Series 2016-1A		1.235%	9/23/19	1,670	1,672
4	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,330	1,333
4	Mercedes-Benz Auto Lease Trust 2016-A	1.690%	11/15/21	590	590
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	1,100	1,103
[4,5,6] Mercedes-Benz Master Owner Trust 2015-A		0.801%	4/15/19	1,200	1,200
[4,5,6] Mercedes-Benz Master Owner Trust 2016-AA		1.061%	5/15/20	3,500	3,499
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	31	32
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	11	11
[4,6]	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	227	229
[4,6]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	100	101
[4,6]	MMAF Equipment Finance LLC 2013-A	1.030%	12/11/17	175	175
[4,6]	MMAF Equipment Finance LLC 2015-A	0.960%	9/18/17	531	531
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	1.308%	8/15/46	168	167
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.085%	8/15/46	1,200	1,223
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	1.313%	10/15/46	251	250
4	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C17	1.551%	8/15/47	209	209
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	47	47
4	Morgan Stanley Capital I Trust 2007-IQ15	5.906%	6/11/49	116	120
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	129	133
[4,5]	Navient Student Loan Trust 2015-2	0.768%	11/25/24	472	470

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	Navient Student Loan Trust 2015-3	0.808%	7/25/30	984	976
[4,5,6] Navient Student Loan Trust 2015-BA		1.081%	5/15/23	355	354
[4,5,6] Navient Student Loan Trust 2016-2		1.238%	6/25/65	895	898
[4,5,6] Navient Student Loan Trust 2016-3		1.088%	6/25/65	1,000	1,002
[4,5]	New Mexico Educational Assistance
	Foundation 2013-1	1.167%	1/2/25	107	106
[4,6]	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	350	352
4	Nissan Auto Lease Trust 2014-B	1.290%	3/16/20	681	682
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	445	447
4	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	1,060	1,066
4	Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	856	856
4	Nissan Auto Receivables 2015-A Owner Trust	0.670%	9/15/17	205	205
4	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,500	1,506
4	Nissan Auto Receivables 2016-A Owner Trust	1.340%	10/15/20	2,000	2,006
4	Nissan Auto Receivables 2016-B Owner Trust	1.320%	1/15/21	500	501
4	Nissan Master Owner Trust Receivables
	Series 2015-A	1.440%	1/15/20	61	61
[4,5]	Nissan Master Owner Trust Receivables
	Series 2016-A	1.119%	6/15/21	2,000	2,001
5	North Carolina State Education Assistance
	Authority 2011-1	1.614%	1/26/26	83	82
[4,5,6] Pepper Residential Securities Trust 2016-1		1.208%	3/13/17	5,000	4,999
[4,5,6] PFS Financing Corp. 2014-AA		1.081%	2/15/19	429	428
[4,5,6] PFS Financing Corp. 2015-AA		1.101%	4/15/20	100	99
[4,5,6] PFS Financing Corp. 2016-A		1.681%	2/18/20	3,070	3,076
[4,6]	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	400	399
[4,5,6] Resimac Premier Series 2016-1		1.864%	10/10/47	1,427	1,428
	Royal Bank of Canada	2.200%	9/23/19	855	876
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	112	112
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	8	8
4	Santander Drive Auto Receivables Trust 2015-2	0.880%	9/17/18	183	183
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	705	706
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	800	801
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	400	403
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	400	407
4	Santander Drive Auto Receivables Trust 2016-1	1.620%	3/16/20	2,000	2,001
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	230	233
4	Santander Drive Auto Receivables Trust 2016-2	1.560%	5/15/20	2,010	2,009
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	170	171
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	110	111
[4,5,6] Silver Bay Realty 2014-1 Trust		1.932%	9/17/31	100	99
[4,6]	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	96	99
[4,6]	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	111	113
[4,5,6] SLM Private Education Loan Trust 2012-E		1.231%	10/16/23	26	26
[4,6]	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	100	100
[4,5]	SLM Student Loan Trust 2005-5	0.815%	4/25/25	215	213
[4,5]	SLM Student Loan Trust 2005-9	0.835%	1/27/25	17	17
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	652	651
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	217	216
4	SMART ABS Series 2013-2US Trust	1.180%	2/14/19	362	361
4	SMART ABS Series 2014-1US Trust	0.950%	2/14/18	352	351
[4,5,6] SMB Private Education Loan Trust 2015-A		1.081%	7/17/23	532	531
[4,5,6] SMB Private Education Loan Trust 2016-A		1.181%	5/15/23	1,784	1,785
[4,5,6] SMB Private Education Loan Trust 2016-B		1.135%	11/15/23	3,000	3,000

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,6]	SoFi Professional Loan Program 2016-B LLC	1.680%	3/25/31	2,000	2,003
[4,6]	SoFi Professional Loan Program 2016-C LLC	1.480%	5/25/31	2,000	1,999
[4,5,6] SWAY Residential 2014-1 Trust		1.782%	1/17/32	193	192
4	Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	7,225	7,249
4	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	250	251
4	Synchrony Credit Card Master Note Trust 2015-3	1.740%	9/15/21	2,750	2,769
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	1,180	1,190
[4,6]	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	279	279
4	Toyota Auto Receivables 2015-A Owner Trust	0.710%	7/17/17	45	45
4	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	410	411
[4,5,6] Trade MAPS 1 Ltd. 2013-1A		1.174%	12/10/18	1,000	995
[4,5,6] Trade MAPS 1 Ltd. 2013-1A		1.724%	12/10/18	125	124
[4,5,6] Trillium Credit Card Trust II 2016-1A		1.210%	5/26/21	3,290	3,291
4	USAA Auto Owner Trust 2015-1	1.540%	11/16/20	1,400	1,408
[4,6]	Verizon Owner Trust 2016-1A	1.420%	1/20/21	372	372
4	Volkswagen Auto Lease Trust 2015-A	0.870%	6/20/17	76	76
4	Volkswagen Auto Lease Trust 2015-A	1.250%	12/20/17	678	678
[4,6]	Volkswagen Credit Auto Master Owner
	Trust 2014-1A	1.400%	7/22/19	4,869	4,845
[4,6]	Volvo Financial Equipment LLC Series 2015-1A	0.950%	11/15/17	208	208
[4,6]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	160	161
4	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28	5.559%	10/15/48	60	60
4	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28	5.572%	10/15/48	46	45
4	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	123	124
4	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C33	5.948%	2/15/51	16	17
4	Wells Fargo Commercial Mortgage Trust
	2013-LC12	1.676%	7/15/46	294	293
[4,6]	Wendys Funding LLC 2015-1A	3.371%	6/15/45	268	268
6	Westpac Banking Corp.	1.375%	5/30/18	6,500	6,508
6	Westpac Banking Corp.	1.850%	11/26/18	5,151	5,211
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	110	112
4	WFRBS Commercial Mortgage Trust 2013-C16	1.406%	9/15/46	77	77
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	100	103
4	WFRBS Commercial Mortgage Trust 2013-UBS1	1.122%	3/15/46	28	27
[4,6]	Wheels SPV 2 LLC 2014-1A	0.840%	3/20/23	170	170
[4,6]	Wheels SPV 2 LLC 2015-1	1.810%	4/22/24	200	199
4	World Financial Network Credit Card Master Note
	Trust Series 2014-C	1.540%	8/16/21	1,450	1,455
[4,5]	World Financial Network Credit Card Master Note
	Trust Series 2015-A	0.961%	2/15/22	115	115
4	World Omni Auto Receivables Trust 2013-A	0.640%	4/16/18	16	16
4	World Omni Auto Receivables Trust 2015-A	0.790%	7/16/18	57	57
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	420	425
4	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	380	381
4	World Omni Automobile Lease Securitization
	Trust 2016-A	1.610%	1/15/22	960	960

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $331,892) 332,334

20

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Corporate Bonds (30.8%)
Finance (14.1%)
Banking (12.5%)
6 ABN AMRO Bank NV	4.250%	2/2/17	600	609
American Express Credit Corp.	1.125%	6/5/17	1,540	1,542
American Express Credit Corp.	1.550%	9/22/17	1,930	1,938
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	500	504
Australia & New Zealand Banking Group Ltd.	1.500%	1/16/18	842	846
Bank of America Corp.	1.350%	11/21/16	410	410
Bank of America Corp.	6.400%	8/28/17	229	241
Bank of America Corp.	6.000%	9/1/17	679	712
Bank of Montreal	2.500%	1/11/17	1,984	1,998
Bank of Nova Scotia	2.550%	1/12/17	252	254
Bank of Nova Scotia	1.300%	7/21/17	62	62
Bank of Nova Scotia	1.650%	6/14/19	200	201
6 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.700%	9/9/18	1,000	1,026
6 Banque Federative du Credit Mutuel SA	2.000%	4/12/19	2,700	2,729
BB&T Corp.	2.150%	3/22/17	1,416	1,425
Bear Stearns Cos. LLC	5.550%	1/22/17	14	14
Bear Stearns Cos. LLC	6.400%	10/2/17	14	15
BNP Paribas SA	1.375%	3/17/17	680	682
BPCE SA	1.625%	2/10/17	470	471
BPCE SA	1.613%	7/25/17	214	215
Canadian Imperial Bank of Commerce	1.550%	1/23/18	842	846
Capital One Bank USA NA	1.200%	2/13/17	1,400	1,400
Capital One Bank USA NA	2.150%	11/21/18	300	302
Capital One NA	1.500%	3/22/18	342	341
Citigroup Inc.	1.350%	3/10/17	26	26
Citigroup Inc.	1.550%	8/14/17	44	44
Citigroup Inc.	2.050%	12/7/18	1,500	1,517
Commonwealth Bank of Australia	1.400%	9/8/17	850	853
Commonwealth Bank of Australia	1.900%	9/18/17	250	252
Commonwealth Bank of Australia	1.750%	11/2/18	1,700	1,714
Commonwealth Bank of Australia	2.250%	3/13/19	2,150	2,196
Cooperatieve Rabobank UA	3.375%	1/19/17	1,521	1,537
Cooperatieve Rabobank UA	2.250%	1/14/19	2,500	2,552
6 Credit Agricole SA	3.000%	10/1/17	2,900	2,954
Fifth Third Bancorp	4.500%	6/1/18	529	556
Fifth Third Bank	1.350%	6/1/17	850	852
Goldman Sachs Group Inc.	5.950%	1/18/18	625	665
Goldman Sachs Group Inc.	6.150%	4/1/18	650	699
Goldman Sachs Group Inc.	2.900%	7/19/18	2,150	2,208
HSBC Bank USA NA	6.000%	8/9/17	450	468
HSBC USA Inc.	1.300%	6/23/17	1,264	1,263
HSBC USA Inc.	1.700%	3/5/18	640	641
Huntington National Bank	1.375%	4/24/17	1,500	1,504
Huntington National Bank	1.700%	2/26/18	850	854
Huntington National Bank	2.200%	11/6/18	250	253
6 ING Bank NV	3.750%	3/7/17	1,500	1,523
6 ING Bank NV	1.800%	3/16/18	1,415	1,423
JPMorgan Chase & Co.	1.350%	2/15/17	14	14
JPMorgan Chase & Co.	2.000%	8/15/17	41	41
JPMorgan Chase & Co.	6.000%	1/15/18	730	779
JPMorgan Chase & Co.	1.800%	1/25/18	1,000	1,008
JPMorgan Chase & Co.	1.700%	3/1/18	1,525	1,536

21

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
KeyBank NA	1.650%	2/1/18	1,231	1,237
Lloyds Bank plc	1.750%	5/14/18	1,730	1,731
6 Macquarie Bank Ltd.	2.000%	8/15/16	416	416
6 Macquarie Bank Ltd.	1.650%	3/24/17	1,755	1,758
Manufacturers & Traders Trust Co.	1.400%	7/25/17	1,449	1,452
Morgan Stanley	5.750%	10/18/16	300	303
Morgan Stanley	5.450%	1/9/17	826	842
Morgan Stanley	1.875%	1/5/18	2,303	2,318
Morgan Stanley	2.500%	1/24/19	675	690
MUFG Union Bank NA	2.125%	6/16/17	2,000	2,018
National Australia Bank Ltd.	2.750%	3/9/17	1,130	1,141
National Australia Bank Ltd.	1.875%	7/23/18	760	767
National Bank of Canada	2.100%	12/14/18	2,100	2,131
National City Bank	5.250%	12/15/16	500	508
6 Nordea Bank AB	1.875%	9/17/18	5,600	5,654
PNC Bank NA	1.150%	11/1/16	250	250
PNC Bank NA	1.500%	10/18/17	310	311
PNC Bank NA	1.450%	7/29/19	2,600	2,605
PNC Funding Corp.	2.700%	9/19/16	485	485
Royal Bank of Canada	1.250%	6/16/17	1,496	1,499
Royal Bank of Canada	1.800%	7/30/18	2,395	2,419
Royal Bank of Canada	2.150%	3/15/19	1,200	1,228
Royal Bank of Canada	1.500%	7/29/19	2,500	2,507
Santander UK plc	1.375%	3/13/17	1,701	1,696
6 Skandinaviska Enskilda Banken AB	1.750%	3/19/18	2,000	2,011
State Street Corp.	1.350%	5/15/18	350	352
Sumitomo Mitsui Banking Corp.	1.750%	1/16/18	2,500	2,509
Svenska Handelsbanken AB	1.625%	3/21/18	3,200	3,221
6 Swedbank AB	1.750%	3/12/18	2,900	2,919
Synchrony Financial	1.875%	8/15/17	1,500	1,502
Toronto-Dominion Bank	1.750%	7/23/18	3,580	3,624
Toronto-Dominion Bank	2.625%	9/10/18	1,100	1,132
UBS AG	1.375%	6/1/17	570	571
UBS AG	1.375%	8/14/17	600	600
US Bank NA	1.375%	9/11/17	635	638
US Bank NA	1.350%	1/26/18	400	402
US Bank NA	1.450%	1/29/18	1,300	1,308
Wells Fargo & Co.	2.100%	5/8/17	744	750
Wells Fargo Bank NA	1.750%	5/24/19	1,600	1,622
Westpac Banking Corp.	1.050%	11/25/16	64	64
Westpac Banking Corp.	1.200%	5/19/17	64	64
Westpac Banking Corp.	2.000%	8/14/17	64	65
Westpac Banking Corp.	2.250%	1/17/19	2,244	2,291
Westpac Banking Corp.	1.650%	5/13/19	1,500	1,510

Brokerage (0.3%)
BlackRock Inc.	6.250%	9/15/17	400	423
Franklin Resources Inc.	1.375%	9/15/17	214	215
Nomura Holdings Inc.	2.000%	9/13/16	800	801
NYSE Euronext	2.000%	10/5/17	1,667	1,682

Finance Companies (0.2%)
Air Lease Corp.	5.625%	4/1/17	116	119
Air Lease Corp.	2.125%	1/15/18	1,783	1,783

22

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Insurance (0.9%)
Aetna Inc.	1.700%	6/7/18	1,700	1,715
6 AIA Group Ltd.	2.250%	3/11/19	1,430	1,450
6 MassMutual Global Funding II	2.000%	4/5/17	159	160
6 Pricoa Global Funding I	1.900%	9/21/18	1,735	1,758
6 Reliance Standard Life Global Funding II	2.150%	10/15/18	1,560	1,572
Travelers Cos. Inc.	5.750%	12/15/17	1,302	1,382

Real Estate Investment Trusts (0.2%)
Brandywine Operating Partnership LP	5.700%	5/1/17	116	120
DDR Corp.	7.500%	4/1/17	886	921
Welltower Inc.	2.250%	3/15/18	400	404
				126,341
Industrial (13.0%)
Basic Industry (1.0%)
Air Products & Chemicals Inc.	2.000%	8/2/16	1,164	1,164
Airgas Inc.	1.650%	2/15/18	1,251	1,257
Dow Chemical Co.	8.550%	5/15/19	1,300	1,547
Eastman Chemical Co.	2.400%	6/1/17	2,050	2,070
Ecolab Inc.	3.000%	12/8/16	500	503
Ecolab Inc.	1.450%	12/8/17	981	984
LyondellBasell Industries NV	5.000%	4/15/19	1,500	1,626

Capital Goods (1.0%)
Boeing Capital Corp.	2.125%	8/15/16	214	214
Caterpillar Financial Services Corp.	1.500%	2/23/18	675	680
Caterpillar Financial Services Corp.	1.800%	11/13/18	1,200	1,217
Caterpillar Financial Services Corp.	7.150%	2/15/19	510	582
Caterpillar Financial Services Corp.	1.350%	5/18/19	690	694
6 Fortive Corp.	1.800%	6/15/19	1,600	1,611
General Electric Capital Corp.	3.350%	10/17/16	17	17
General Electric Capital Corp.	2.900%	1/9/17	17	17
General Electric Capital Corp.	5.400%	2/15/17	17	17
General Electric Capital Corp.	2.450%	3/15/17	132	133
General Electric Capital Corp.	5.625%	9/15/17	17	18
General Electric Co.	5.250%	12/6/17	300	318
John Deere Capital Corp.	1.850%	9/15/16	25	25
John Deere Capital Corp.	1.050%	10/11/16	16	16
John Deere Capital Corp.	1.050%	12/15/16	16	16
John Deere Capital Corp.	2.000%	1/13/17	25	25
John Deere Capital Corp.	1.400%	3/15/17	25	25
John Deere Capital Corp.	1.125%	6/12/17	135	135
John Deere Capital Corp.	2.800%	9/18/17	25	26
John Deere Capital Corp.	1.200%	10/10/17	870	873
John Deere Capital Corp.	1.950%	1/8/19	500	510
Lockheed Martin Corp.	2.125%	9/15/16	275	276
Precision Castparts Corp.	1.250%	1/15/18	950	954
United Technologies Corp.	5.375%	12/15/17	515	546

Communication (1.0%)
America Movil SAB de CV	2.375%	9/8/16	1,250	1,251
AT&T Inc.	2.400%	3/15/17	600	605
AT&T Inc.	1.700%	6/1/17	1,000	1,004
Comcast Cable Communications LLC	8.875%	5/1/17	46	49
Comcast Corp.	6.500%	1/15/17	46	47

23

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comcast Corp.	6.300%	11/15/17	2,395	2,558
Orange SA	2.750%	2/6/19	800	823
S&P Global Inc.	2.500%	8/15/18	500	508
Verizon Communications Inc.	3.650%	9/14/18	1,500	1,575

Consumer Cyclical (2.0%)
American Honda Finance Corp.	1.125%	10/7/16	214	214
American Honda Finance Corp.	0.950%	5/5/17	400	400
American Honda Finance Corp.	1.550%	12/11/17	400	403
AutoZone Inc.	1.625%	4/21/19	1,450	1,459
6 BMW US Capital LLC	1.500%	4/11/19	800	805
6 Daimler Finance North America LLC	2.625%	9/15/16	180	180
6 Daimler Finance North America LLC	1.600%	8/3/17	400	402
Ford Motor Credit Co. LLC	4.250%	2/3/17	300	305
Ford Motor Credit Co. LLC	6.625%	8/15/17	989	1,040
Ford Motor Credit Co. LLC	1.684%	9/8/17	288	289
Ford Motor Credit Co. LLC	5.000%	5/15/18	300	317
6 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	553	558
6 Harley-Davidson Financial Services Inc.	1.550%	11/17/17	2,500	2,508
Lowe’s Cos. Inc.	1.625%	4/15/17	108	109
6 Nissan Motor Acceptance Corp.	1.950%	9/12/17	500	504
6 Nissan Motor Acceptance Corp.	2.350%	3/4/19	1,515	1,544
6 Nissan Motor Acceptance Corp.	2.000%	3/8/19	1,250	1,264
PACCAR Financial Corp.	1.750%	8/14/18	290	294
Toyota Motor Credit Corp.	1.750%	5/22/17	400	403
Toyota Motor Credit Corp.	1.375%	1/10/18	400	402
Toyota Motor Credit Corp.	1.200%	4/6/18	1,000	1,003
Toyota Motor Credit Corp.	1.400%	5/20/19	1,000	1,006
Visa Inc.	1.200%	12/14/17	1,000	1,004
Walgreens Boots Alliance Inc.	1.750%	5/30/18	1,500	1,512

Consumer Noncyclical (3.4%)
AbbVie Inc.	1.800%	5/14/18	450	454
AbbVie Inc.	2.000%	11/6/18	800	810
Actavis Funding SCS	1.300%	6/15/17	1,100	1,098
Actavis Funding SCS	2.350%	3/12/18	114	115
Actavis Inc.	1.875%	10/1/17	39	39
Agilent Technologies Inc.	6.500%	11/1/17	116	122
Altria Group Inc.	9.700%	11/10/18	670	795
Amgen Inc.	2.500%	11/15/16	55	55
Amgen Inc.	2.125%	5/15/17	58	59
Amgen Inc.	5.850%	6/1/17	58	60
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	2,500	2,539
AstraZeneca plc	5.900%	9/15/17	1,280	1,348
Baxalta Inc.	2.000%	6/22/18	250	250
Biogen Inc.	6.875%	3/1/18	1,500	1,636
6 Cargill Inc.	1.900%	3/1/17	2,459	2,475
Celgene Corp.	1.900%	8/15/17	370	373
Clorox Co.	5.950%	10/15/17	700	741
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,750	2,799
Covidien International Finance SA	6.000%	10/15/17	400	424
Gilead Sciences Inc.	3.050%	12/1/16	1,239	1,248
Gilead Sciences Inc.	1.850%	9/4/18	500	509
GlaxoSmithKline Capital plc	1.500%	5/8/17	265	266
Hershey Co.	1.600%	8/21/18	1,500	1,516

24

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JM Smucker Co.	1.750%	3/15/18	1,000	1,007
Kraft Foods Group Inc.	2.250%	6/5/17	2,000	2,018
Newell Brands Inc.	2.600%	3/29/19	1,200	1,234
Philip Morris International Inc.	1.250%	8/11/17	1,000	1,003
Reynolds American Inc.	2.300%	6/12/18	600	610
6 Roche Holdings Inc.	1.350%	9/29/17	1,000	1,005
Stryker Corp.	1.300%	4/1/18	1,200	1,201
Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	1,800	1,805
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	750	755

Energy (3.1%)
BP Capital Markets plc	1.375%	5/10/18	2,500	2,505
Chevron Corp.	1.344%	11/9/17	2,000	2,009
Chevron Corp.	1.345%	11/15/17	2,500	2,512
Chevron Corp.	4.950%	3/3/19	1,250	1,364
ConocoPhillips Co.	1.050%	12/15/17	3,500	3,486
El Paso Natural Gas Co. LLC	5.950%	4/15/17	17	17
Enterprise Products Operating LLC	6.300%	9/15/17	170	179
Enterprise Products Operating LLC	1.650%	5/7/18	700	704
EOG Resources Inc.	5.625%	6/1/19	1,250	1,376
Exxon Mobil Corp.	1.439%	3/1/18	3,000	3,020
Kinder Morgan Energy Partners LP	6.000%	2/1/17	17	17
Kinder Morgan Energy Partners LP	5.950%	2/15/18	17	18
Kinder Morgan Inc.	7.000%	6/15/17	17	18
Kinder Morgan Inc.	2.000%	12/1/17	17	17
Occidental Petroleum Corp.	1.500%	2/15/18	1,350	1,355
Shell International Finance BV	1.125%	8/21/17	500	501
Shell International Finance BV	1.250%	11/10/17	1,500	1,503
Shell International Finance BV	1.375%	5/10/19	3,400	3,406
6 Southern Natural Gas Co. LLC	5.900%	4/1/17	17	17
Total Capital International SA	1.500%	2/17/17	687	689
Total Capital International SA	1.550%	6/28/17	187	188
Total Capital SA	2.125%	8/10/18	3,000	3,054

Technology (1.1%)
Apple Inc.	1.700%	2/22/19	750	763
Corning Inc.	1.500%	5/8/18	300	300
Equifax Inc.	6.300%	7/1/17	1,950	2,036
Fidelity National Information Services Inc.	1.450%	6/5/17	1,105	1,105
Fidelity National Information Services Inc.	2.000%	4/15/18	400	402
6 Hewlett Packard Enterprise Co.	2.450%	10/5/17	1,000	1,012
6 Hewlett Packard Enterprise Co.	2.850%	10/5/18	950	975
Intel Corp.	1.950%	10/1/16	214	214
Total System Services Inc.	2.375%	6/1/18	1,500	1,509
Tyco Electronics Group SA	6.550%	10/1/17	1,140	1,209
Tyco Electronics Group SA	2.375%	12/17/18	315	317

Transportation (0.4%)
Canadian National Railway Co.	5.850%	11/15/17	345	366
6 ERAC USA Finance LLC	6.375%	10/15/17	628	664
Ryder System Inc.	2.500%	3/1/17	275	277
Ryder System Inc.	2.500%	3/1/18	1,000	1,014
4 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	1,462	1,509
				116,437

25

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Utilities (3.7%)
Electric (3.6%)
Arizona Public Service Co.	6.250%	8/1/16	420	420
Baltimore Gas & Electric Co.	5.900%	10/1/16	54	54
Berkshire Hathaway Energy Co.	5.750%	4/1/18	1,691	1,815
CMS Energy Corp.	6.550%	7/17/17	589	619
CMS Energy Corp.	5.050%	2/15/18	39	41
Commonwealth Edison Co.	5.950%	8/15/16	54	54
Commonwealth Edison Co.	1.950%	9/1/16	54	54
Commonwealth Edison Co.	6.150%	9/15/17	454	480
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	900	1,021
Consumers Energy Co.	5.500%	8/15/16	119	119
Consumers Energy Co.	5.150%	2/15/17	1,835	1,878
Consumers Energy Co.	5.650%	9/15/18	121	132
Consumers Energy Co.	6.125%	3/15/19	125	141
Duke Energy Carolinas LLC	7.000%	11/15/18	723	816
Duke Energy Florida LLC	5.800%	9/15/17	661	696
Duke Energy Florida LLC	5.650%	6/15/18	50	54
Edison International	3.750%	9/15/17	1,200	1,236
6 EDP Finance BV	6.000%	2/2/18	1,500	1,583
6 Emera US Finance LP	2.150%	6/15/19	250	254
Entergy Louisiana LLC	6.500%	9/1/18	580	639
Exelon Corp.	1.550%	6/9/17	600	601
Georgia Power Co.	5.700%	6/1/17	650	675
Georgia Power Co.	1.950%	12/1/18	285	290
MidAmerican Energy Co.	5.300%	3/15/18	1,000	1,064
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	1,764	2,120
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	802	837
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	40	44
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	700	713
Pacific Gas & Electric Co.	5.625%	11/30/17	1,555	1,643
Pacific Gas & Electric Co.	8.250%	10/15/18	1,400	1,605
PECO Energy Co.	1.200%	10/15/16	870	871
Southern California Edison Co.	1.250%	11/1/17	295	296
Southern Co.	1.550%	7/1/18	1,210	1,219
TECO Finance Inc.	6.572%	11/1/17	58	61
5 TECO Finance Inc.	1.265%	4/10/18	100	99
Union Electric Co.	6.400%	6/15/17	3,964	4,152
Virginia Electric & Power Co.	5.950%	9/15/17	3,300	3,479
Xcel Energy Inc.	1.200%	6/1/17	300	300

Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	1,280	1,503
				33,678
Total Corporate Bonds (Cost $275,240)				276,456
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	800	801
Corp. Andina de Fomento	7.790%	3/1/17	200	207
Export-Import Bank of Korea	3.750%	10/20/16	200	201
Export-Import Bank of Korea	4.000%	1/11/17	500	506
Export-Import Bank of Korea	1.750%	2/27/18	50	50
Korea Development Bank	4.000%	9/9/16	1,000	1,003
Korea Development Bank	2.250%	8/7/17	200	202
6 Majapahit Holding BV	7.250%	6/28/17	1,250	1,313

26

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
North American Development Bank	2.300%	10/10/18	300	306
Province of Ontario	1.600%	9/21/16	400	401
Republic of Colombia	7.375%	1/27/17	1,900	1,957
Republic of Korea	5.125%	12/7/16	3,000	3,045
Republic of Poland	6.375%	7/15/19	1,000	1,139
Statoil ASA	3.125%	8/17/17	200	204
Statoil ASA	1.200%	1/17/18	300	300
United Mexican States	5.625%	1/15/17	1,400	1,428
Total Sovereign Bonds (Cost $13,031)				13,063
Taxable Municipal Bonds (0.2%)
Illinois GO	5.365%	3/1/17	1,400	1,430
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue 2010-EGSL	3.220%	2/1/21	222	226
Total Taxable Municipal Bonds (Cost $1,656)				1,656

			Shares
Temporary Cash Investment (6.1%)
Money Market Fund (6.1%)
7 Vanguard Market Liquidity Fund (Cost $54,938)	0.561%		54,937,534	54,938
Total Investments (99.9%) (Cost $896,268)				897,607

				Amount
				($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard				63
Receivables for Investment Securities Sold				1,799
Receivables for Accrued Income				2,827
Receivables for Capital Shares Issued				4,938
Other Assets				10
Total Other Assets				9,637
Liabilities
Payables for Investment Securities Purchased				(7,070)
Payables for Capital Shares Redeemed				(969)
Payables for Distributions				(173)
Payables to Vanguard				(95)
Other Liabilities				(641)
Total Liabilities				(8,948)
Net Assets (100%)				898,296

27

Ultra-Short-Term Bond Fund

At July 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	897,358
Undistributed Net Investment Income	21
Accumulated Net Realized Losses	(120)
Unrealized Appreciation (Depreciation)
Investment Securities	1,339
Futures Contracts	(302)
Net Assets	898,296

Investor Shares—Net Assets
Applicable to 6,429,318 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	64,374
Net Asset Value Per Share—Investor Shares	$10.01

Admiral Shares—Net Assets
Applicable to 41,641,733 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	833,922
Net Asset Value Per Share—Admiral Shares	$20.03

• See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

2 Securities with a value of $502,000 have been segregated as initial margin for open futures contracts.

3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Adjustable-rate security.

6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $186,026,000, representing 20.7% of net assets.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Ultra-Short-Term Bond Fund

Statement of Operations

Six Months Ended
July 31, 2016
($000)
Investment Income
Income
Interest[1]	4,216
Total Income	4,216
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative—Investor Shares	44
Management and Administrative—Admiral Shares	258
Marketing and Distribution—Investor Shares	8
Marketing and Distribution—Admiral Shares	33
Custodian Fees	12
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	2
Total Expenses	394
Net Investment Income	3,822
Realized Net Gain (Loss)
Investment Securities Sold	152
Futures Contracts	(206)
Foreign Currencies and Forward Currency Contracts	(5)
Realized Net Gain (Loss)	(59)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,687
Futures Contracts	(252)
Change in Unrealized Appreciation (Depreciation)	1,435
Net Increase (Decrease) in Net Assets Resulting from Operations	5,198
1 Interest income from an affiliated company of the fund was $288,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

		February 10,
	Six Months Ended	2015[1] to
	July 31,	January 31,
	2016	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,822	2,254
Realized Net Gain (Loss)	(59)	(61)
Change in Unrealized Appreciation (Depreciation)	1,435	(398)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,198	1,795
Distributions
Net Investment Income
Investor Shares	(291)	(201)
Admiral Shares	(3,546)	(2,017)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(3,837)	(2,218)
Capital Share Transactions
Investor Shares	16,907	47,379
Admiral Shares	367,616	465,456
Net Increase (Decrease) from Capital Share Transactions	384,523	512,835
Total Increase (Decrease)	385,884	512,412
Net Assets
Beginning of Period	512,412	—
End of Period[2]	898,296	512,412

1 Commencement of subscription period for the fund.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,000 and $36,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares
	Six Months	Feb. 10,
	Ended	2015[1] to
	July 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2016	2016
Net Asset Value, Beginning of Period	$9.99	$10.00
Investment Operations
Net Investment Income	. 050	. 054
Net Realized and Unrealized Gain (Loss) on Investments	.020	(.010)
Total from Investment Operations	.070	.044
Distributions
Dividends from Net Investment Income	(.050)	(.054)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.050)	(.054)
Net Asset Value, End of Period	$10.01	$9.99

Total Return[2]	0.70%	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$64	$47
Ratio of Total Expenses to Average Net Assets	0.21%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.07%	0.66%[3]
Portfolio Turnover Rate	82%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares
	Six Months	Feb. 10,
	Ended	2015[1] to
	July 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2016	2016
Net Asset Value, Beginning of Period	$19.98	$20.00
Investment Operations
Net Investment Income	.109	.122
Net Realized and Unrealized Gain (Loss) on Investments	.051	(.021)
Total from Investment Operations	.160	.101
Distributions
Dividends from Net Investment Income	(.110)	(.121)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.110)	(.121)
Net Asset Value, End of Period	$20.03	$19.98

Total Return[2]	0.80%	0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$834	$465
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.17%	0.74%[3]
Portfolio Turnover Rate	82%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2016, the fund’s average investments in long and short futures contracts represented 4% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

33

Ultra-Short-Term Bond Fund

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2016, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at July 31, 2016.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year (January 31, 2016), and for the period ended July 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

34

Ultra-Short-Term Bond Fund

charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2016, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2016, the fund had contributed to Vanguard capital in the amount of $63,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

35

Ultra-Short-Term Bond Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	219,160	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	326,200	6,134
Corporate Bonds	—	276,456	—
Sovereign Bonds	—	13,063	—
Taxable Municipal Bonds	—	1,656	—
Temporary Cash Investments	54,938	—	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(127)	—	—
Total	54,821	836,535	6,134
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:
	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	10	—	10
Other Liabilities	(127)	—	(127)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2016, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(206)	—	(206)
Forward Currency Contracts	—	(5)	(5)
Realized Net Gain (Loss) on Derivatives	(206)	(5)	(211)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(252)	—	(252)
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	(252)	—	(252)

36

Ultra-Short-Term Bond Fund

E. At July 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2016	(255)	(31,114)	(329)
Eurodollar Futures	December 2016	115	28,510	24
2-Year U.S. Treasury Note	September 2016	(50)	(10,950)	3
				(302)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2016, the fund had available capital losses totaling $111,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2016, the cost of investment securities for tax purposes was $896,268,000. Net unrealized appreciation of investment securities for tax purposes was $1,339,000, consisting of unrealized gains of $2,100,000 on securities that had risen in value since their purchase and $761,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2016, the fund purchased $261,741,000 of investment securities and sold $52,135,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $185,505,000 and $141,243,000, respectively.

37

Ultra-Short-Term Bond Fund

H. Capital share transactions for each class of shares were:
	Six Months Ended		February 10, 2015[1] to
		July 31, 2016	January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	39,625	3,961	90,641	9,068
Issued in Lieu of Cash Distributions	262	26	186	19
Redeemed	(22,980)	(2,297)	(43,448)	(4,348)
Net Increase (Decrease)—Investor Shares	16,907	1,690	47,379	4,739
Admiral Shares
Issued	490,349	24,495	604,240	30,224
Issued in Lieu of Cash Distributions	3,036	152	1,789	90
Redeemed	(125,769)	(6,284)	(140,573)	(7,035)
Net Increase (Decrease) —Admiral Shares	367,616	18,363	465,456	23,279
1 Commencement of subscription period for the fund.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2016, that would require recognition or disclosure in these financial statements.

38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

39

Six Months Ended July 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	1/31/2016	7/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,007.02	$1.05
Admiral Shares	1,000.00	1,008.03	0.55
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.06
Admiral Shares	1,000.00	1,024.32	0.55

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

40

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Ultra-Short-Term Bond Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2015. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2015, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

41

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

42

Vanguard Ultra-Short-Term Bond Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Ultra-Short-Term Bond Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Ultra-Short-Term Bond Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Ultra-Short-Term Bond Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Ultra-Short-Term Bond Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Ultra-Short-Term Bond Fund or any owners or purchasers of the Vanguard Ultra-Short-Term Bond Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Ultra-Short-Term Bond Fund or the owners of Vanguard Ultra-Short-Term Bond Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Ultra-Short-Term Bond Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Ultra-Short-Term Bond Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS

OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD ULTRA-SHORTTERM BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS U.S. TREASURY BELLWETHERS: 1 YEAR INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BARCLAYS U.S. TREASURY BELLWETHERS: 1 YEAR INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

43

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley James M. Norris Kathleen C. Gubanich Thomas M. Rampulla Martha G. King Glenn W. Reed John T. Marcante Karin A. Risi Chris D. McIsaac Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14922 092016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (17.2%)
U.S. Government Securities (17.1%)
1	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	926,238	1,114,610
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,736,207	1,836,386
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	483,343	499,725
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	792,223	844,903
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	19,072	19,407
	United States Treasury Note/Bond	0.625%	6/30/17	253,600	253,679
	United States Treasury Note/Bond	0.750%	6/30/17	353,300	353,798
	United States Treasury Note/Bond	0.500%	7/31/17	176,000	175,808
	United States Treasury Note/Bond	0.625%	7/31/17	12,400	12,404
	United States Treasury Note/Bond	1.000%	9/15/17	200,000	200,844
	United States Treasury Note/Bond	0.875%	10/15/17	150,000	150,468
	United States Treasury Note/Bond	1.000%	3/15/18	68,000	68,382
	United States Treasury Note/Bond	1.000%	9/15/18	58,250	58,641
1,2,3	United States Treasury Note/Bond	1.250%	11/15/18	271,750	275,147
	United States Treasury Note/Bond	1.250%	12/15/18	72,800	73,733
	United States Treasury Note/Bond	1.500%	12/31/18	311,400	317,335
	United States Treasury Note/Bond	1.125%	1/15/19	422,900	427,129
	United States Treasury Note/Bond	1.250%	1/31/19	211,000	213,836
	United States Treasury Note/Bond	0.750%	2/15/19	737,700	738,275
	United States Treasury Note/Bond	1.500%	2/28/19	190,000	193,800
	United States Treasury Note/Bond	1.000%	3/15/19	376,900	379,610
	United States Treasury Note/Bond	1.625%	3/31/19	350,000	358,204
	United States Treasury Note/Bond	0.875%	4/15/19	410,000	411,538
	United States Treasury Note/Bond	0.875%	5/15/19	118,000	118,443
	United States Treasury Note/Bond	0.875%	6/15/19	123,000	123,423
	United States Treasury Note/Bond	1.625%	6/30/19	40,000	41,000
	United States Treasury Note/Bond	1.000%	8/31/19	185,250	186,465
	United States Treasury Note/Bond	1.625%	6/30/20	75,000	77,039
	United States Treasury Note/Bond	1.625%	7/31/20	76,000	78,078
	United States Treasury Note/Bond	1.625%	11/30/20	77,000	79,141
	United States Treasury Note/Bond	1.625%	5/15/26	14,485	14,709
					9,695,960
Conventional Mortgage-Backed Securities (0.0%)
4,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	238	242
4,5	Fannie Mae Pool	6.500%	9/1/16	7	7
4,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	166	169
					418
Nonconventional Mortgage-Backed Securities (0.1%)
4,5,6	Fannie Mae Pool	2.344%	12/1/32	376	386
4,5,6	Fannie Mae Pool	2.435%	7/1/32	363	388
4,5,6	Fannie Mae Pool	2.465%	9/1/32	26	28
4,5,6	Fannie Mae Pool	2.500%	9/1/32	221	233
4,5,6	Fannie Mae Pool	2.535%	8/1/33	4,276	4,452
4,5,6	Fannie Mae Pool	2.680%	6/1/33	2,811	2,939
4,5,6	Fannie Mae Pool	2.687%	7/1/33	3,257	3,354
4,5,6	Fannie Mae Pool	2.781%	5/1/33	2,129	2,267
4,5,6	Fannie Mae Pool	2.788%	2/1/37	1,576	1,675
4,5,6	Fannie Mae Pool	2.797%	8/1/37	639	662
4,5,6	Fannie Mae Pool	3.028%	5/1/33	409	437
4,5,6	Freddie Mac Non Gold Pool	2.500%	8/1/32	806	835
4,5,6	Freddie Mac Non Gold Pool	2.504%	9/1/32	58	63
4,5,6	Freddie Mac Non Gold Pool	2.550%	8/1/37	2,220	2,305
4,5,6	Freddie Mac Non Gold Pool	2.556%	8/1/32	718	770
4,5,6	Freddie Mac Non Gold Pool	2.643%	9/1/32	853	874
4,5,6	Freddie Mac Non Gold Pool	2.711%	8/1/33	733	778
4,5,6	Freddie Mac Non Gold Pool	2.823%	10/1/32	460	490
4,5,6	Freddie Mac Non Gold Pool	2.836%	1/1/33	497	538
4,5,6	Freddie Mac Non Gold Pool	3.086%	2/1/33	290	300

					23,774
Total U.S. Government and Agency Obligations (Cost $9,710,843)					9,720,152

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

Asset-Backed/Commercial Mortgage-Backed Securities (22.5%)
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	11,675	11,773
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,352
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	90,765	90,958
4,6	Ally Master Owner Trust Series 2014-1	0.951%	1/15/19	14,849	14,855
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	15,845	15,856
4	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	11,330	11,339
4,6	American Express Credit Account Secured Note Trust
	2012-4	1.031%	5/15/20	27,587	27,574
4,6,7	American Homes 4 Rent 2014-SFR1	1.482%	6/17/31	4,999	4,978
4,6,7	American Homes 4 Rent 2014-SFR1	1.832%	6/17/31	4,320	4,298
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	13,069	14,178
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,653
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	17,721	19,101
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	15,762	16,736
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	6,806	7,371
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	2,830	3,068
4,7	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	15,505	17,227
4,7	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	11,185	13,104
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	2,864	2,866
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	14,512	14,538
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	16,003	16,105
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,715
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	3,439	3,473
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,745
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	6,336	6,391
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	7,170	7,279
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,926
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,303
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	27,200	27,259
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	7,120	7,160
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	12,055	12,299
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	8,900	9,114
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	15,470	15,558
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	9,420	9,614
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	7,007
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	15,130	15,134
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	4,770	4,801
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	5,600	5,716
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,659
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	14,095
4,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	10,140	10,309
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	13,740	13,743
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	19,177	18,612
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	15,105	16,337
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	15,210	15,207
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	29,200	29,828
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	35,179
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	43,123	43,634
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	21,840	22,455
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-2	2.720%	11/20/22	15,775	16,009
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	5,159
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	11,868	11,890
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	16,136	16,224
4	Banc of America Commercial Mortgage Trust 2007-2	5.573%	4/10/49	33,261	33,601
4	Banc of America Commercial Mortgage Trust 2008-1	6.183%	2/10/51	57,522	60,115
4	Banc of America Commercial Mortgage Trust 2008-1	6.227%	2/10/51	4,899	5,104
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	6,740	7,488
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	2,600	2,954

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	1,600	1,662
4,8	Banc of America Funding 2006-H Trust	2.998%	9/20/46	17,085	14,768
4	Banc of America Mortgage 2003-F Trust	3.094%	7/25/33	954	912
4	Bank of America Mortgage 2002-J Trust	3.737%	9/25/32	19	18
4,6,7	Bank of America Student Loan Trust 2010-1A	1.514%	2/25/43	18,148	17,822
7	Bank of Montreal	1.750%	6/15/21	17,720	17,787
	Bank of Nova Scotia	1.850%	4/14/20	18,965	19,185
	Bank of Nova Scotia	1.875%	4/26/21	20,360	20,625
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	10,981	10,787
4,8	Bear Stearns ARM Trust 2006-4	2.856%	10/25/36	28,282	24,667
4,8	Bear Stearns ARM Trust 2007-3	3.133%	5/25/47	20,367	17,796
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.720%	6/11/40	16,119	16,428
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	78,784	81,362
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	0.981%	7/15/20	59,345	59,323
4	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	19,460	19,539
4,6	Brazos Higher Education Authority Inc. Series 2005-3	0.840%	6/25/26	15,150	14,616
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.462%	2/25/30	27,263	26,724
4	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	9,170	9,353
4,6	Cabela's Credit Card Master Note Trust 2015-2	1.151%	7/17/23	25,050	24,776
4,6	Cabelas Credit Card Master Note Trust 2016-1	0.998%	6/15/22	45,900	45,922
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	5,813	5,656
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	10,733	10,428
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	13,690	14,015
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	8,400	8,389
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	10,730	10,743
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	6,520	6,539
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	3,180	3,189
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	22,560	23,176
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	2,311	2,311
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,387	5,393
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	13,319	13,560
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	22,285	22,297
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	15,138	15,174
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	13,543	13,662
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	12,102
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	12,097	12,118
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	6,163	6,198
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,961
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,189
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	22,240	22,430
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	20,360	20,448
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	6,170	6,198
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	6,880	6,942
4	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	7,550	7,534
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	1,630	1,626
4,6	Capital One Multi-Asset Execution Trust 2014-A3	0.861%	1/18/22	35,000	34,991
4	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	60,710	64,102
4	Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	36,040	36,894
4,6	Capital One Multi-Asset Execution Trust 2016-A2	1.111%	2/15/24	20,330	20,400
4,6,7	CARDS II Trust 2016-1A	1.207%	7/15/21	56,125	56,125
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	3,608	3,625
4	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,518
4	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,726
4	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	4,400	4,439
4	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,863
4	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	9,765	9,848
4	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	3,875	3,903
4	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	5,560	5,626
4	Carmax Auto Owner Trust 2016-2	2.160%	12/15/21	4,850	4,856
4	Carmax Auto Owner Trust 2016-2	3.250%	11/15/22	5,800	5,808
4	Carmax Auto Owner Trust 2016-3	2.200%	6/15/22	5,740	5,730

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Carmax Auto Owner Trust 2016-3	2.940%	1/17/23	4,050	4,043
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,842
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.623%	12/15/47	14,930	17,714
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	25,640	27,358
4,6	Chase Issuance Trust 2007-C1	0.941%	4/15/19	30,415	30,354
4,6	Chase Issuance Trust 2016-A1	0.891%	5/17/21	4,782	4,782
4,7	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	90,360	90,481
4	CHL Mortgage Pass-Through Trust 2003-HYB3	2.978%	11/19/33	1,137	1,073
4,8	CHL Mortgage Pass-Through Trust 2006-HYB1	2.787%	3/20/36	12,309	9,760
4,8	CHL Mortgage Pass-Through Trust 2007-HYB2	2.931%	2/25/47	14,117	10,626
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	3,961	3,962
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,802
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,207
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,281
4,7	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	700	694
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	16,900	17,062
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	6,525	6,524
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	10,155	10,315
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	15,545	15,684
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	5,040	5,070
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,141
4,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	1,462	1,461
4,6	Citibank Credit Card Issuance Trust 2008-A7	1.862%	5/20/20	49,891	50,868
4	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	5,400	5,726
4	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	70,915	72,759
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	6,380
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,271
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,810	3,839
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	6,497
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	22,986	23,652
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,890
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	13,410	15,057
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	6,190	6,686
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	6,872	7,530
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	39,719	44,205
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	25,545	28,231
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	12,426	13,629
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	5,394	5,956
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.453%	7/10/47	6,380	6,691
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	15,230	16,425
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	39,390	43,163
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	6,146	6,887
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.532%	10/10/47	1,035	1,080
4	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	8,880	9,294
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	38,271	40,526
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	22,325	24,799
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	21,935	24,410
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	8,000	9,125
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	4,000	4,205
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	19,240	20,449
4	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	3,286	3,385
4,8	Citigroup Mortgage Loan Trust 2007-AR8	3.114%	7/25/37	1,100	1,014
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	22,545	22,687
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	17,625	16,886
4	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	22,030	22,369
4,6,7	Colony American Homes 2014-1	1.632%	5/17/31	12,160	12,075
4,6,7	Colony American Homes 2014-1	1.832%	5/17/31	15,545	15,295
4,6,7	Colony American Homes 2014-2	1.801%	7/17/31	12,850	12,623
4,6,7	Colony American Homes 2015-1	1.682%	7/17/32	11,335	11,235
4,6,7	Colony American Homes 2015-1	1.982%	7/17/32	821	811
4,6,7	Colony Starwood Homes 2016-1 Trust	1.982%	7/17/33	8,500	8,535
4,6,7	Colony Starwood Homes 2016-1 Trust	2.632%	7/17/33	3,740	3,762
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	19,755	19,919
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	23,660	23,731

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2007-C9 Mortgage Trust	5.813%	12/10/49	22,798	23,405
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,134
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,490
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	23,195	24,378
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,825	11,426
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	1,990	2,118
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,777
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	19,839	20,295
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	9,520	10,253
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	13,320	14,956
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	43,975	50,079
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,718
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	40,601	45,924
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	26,695	30,478
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	4,517	5,222
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	8,240	8,899
4,7	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	2,380	2,492
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	38,814	42,697
4	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	24,875	28,454
4,7	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	11,250	12,667
4,7	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	12,690	13,207
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	21,393	21,981
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,528
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	15,523
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	21,191
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,347
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,754
4,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	29,250	32,389
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	5,375	5,781
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	10,110	11,568
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	16,800	17,248
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	17,040	19,304
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	15,295
4	COMM 2014-CCRE15 Mortgage Trust	4.713%	2/10/47	9,735	11,020
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	47,271	53,227
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	27,380	30,758
4	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	10,175	11,106
4	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	10,600	11,259
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	28,019	31,257
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	33,125	36,317
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	29,227	32,065
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	12,945
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	38,851
4	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/55	10,030	10,777
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/55	19,415	21,531
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	30,051	33,380
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	28,350	31,110
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	16,875	18,617
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	8,118	8,435
4	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	4,330	4,581
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	18,400	19,737
7	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,688
7	Commonwealth Bank of Australia	2.125%	7/22/20	38,330	39,054
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,700	45,014
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.065%	2/15/41	34,764	36,554
4	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	14,528	15,927
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	42,350	46,163
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	32,925	36,380
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.111%	8/15/48	9,780	10,807
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.361%	8/15/48	10,600	10,969
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	39,572	43,998
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.538%	11/15/48	7,660	8,147
4,7	DB Master Finance LLC 2015-1A	3.262%	2/20/45	10,346	10,438

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	DBJPM 16-C1 Mortgage Trust	3.352%	5/10/49	2,050	2,010
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	115,702
4,6	Discover Card Execution Note Trust 2013-A1	0.781%	8/17/20	21,430	21,434
4	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	50,450	51,626
4	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	47,660	49,061
4,7	Drive Auto Receivables Trust 2015-AA	2.280%	6/17/19	15,513	15,562
4,7	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	8,060	8,138
4,7	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	5,860	5,931
4,7	Drive Auto Receivables Trust 2015-BA	1.300%	6/15/18	1,412	1,412
4,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	7,210	7,220
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	17,610	17,711
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	10,490	10,605
4,7	Drive Auto Receivables Trust 2015-CA	2.230%	9/16/19	14,405	14,415
4,7	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	21,610	21,794
4,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	15,845	16,145
4,7	Drive Auto Receivables Trust 2015-DA	1.590%	12/17/18	21,900	21,911
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	24,600	24,715
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	24,600	25,060
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	25,000	25,994
4,7	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	32,980	33,089
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	7,780	7,993
4,7	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	5,400	5,400
4,7	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	9,290	9,348
4,7	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	15,770	15,966
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	22,190	22,723
4,6,7	Edsouth Indenture No. 9 LLC 2015-1	1.288%	10/25/56	27,557	26,544
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	11,850	11,832
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	24,390	24,524
4,7	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	9,650	9,649
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.638%	5/25/25	2,806	2,807
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.688%	5/25/25	6,021	6,029
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.988%	7/25/25	11,051	11,082
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.988%	7/25/25	14,604	14,658
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.088%	4/25/28	18,537	18,564
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.188%	4/25/28	8,912	8,972
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04	1.943%	1/25/29	7,130	7,130
4,8	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.087%	11/25/36	9,761	8,534
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.742%	1/25/37	20,527	18,009
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	7,546	7,546
4	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	8,390	8,401
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	16,775	16,763
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	16,270	16,097
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,839
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	20,918	21,300
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	9,831	9,870
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	32,410	33,081
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	7,475	7,537
4	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	12,700	12,842
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	12,035	12,159
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	5,380	5,456
4,7	Ford Credit Auto Owner Trust 2015-REV1	2.120%	7/15/26	22,750	23,077
4,7	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	61,000	62,576
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	7,040	7,052
4,7	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	23,690	24,185
4,7	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	78,040	78,508
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,574	26,677
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	117,285	117,599
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,100	7,107
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,550	8,592

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,224
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,682
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,664
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	10,238	10,235
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	4,473	4,524
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.981%	2/15/21	9,200	9,177
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	68,275	68,394
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.980%	1/15/22	9,396	9,461
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	72,600	74,947
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-3	1.103%	7/15/21	62,180	62,204
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.012%	7/15/20	48,100	48,111
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	1.738%	10/25/28	4,232	4,246
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.688%	10/25/28	2,570	2,592
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	1.588%	12/25/28	6,423	6,437
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.488%	12/25/28	6,490	6,555
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	3,311	3,260
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	28,303	27,715
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	72,000	73,354
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	89,890	90,010
4,6	GE Dealer Floorplan Master Note Trust Series 2012-2	1.237%	4/22/19	47,694	47,803
4,6	GE Dealer Floorplan Master Note Trust Series 2015-2	1.137%	1/20/22	21,530	21,468
4,7	GM Financial Automobile Leasing Trust 2014-1A	1.760%	5/21/18	7,900	7,912
4	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	6,350	6,347
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	6,120	6,188
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	5,440	5,457
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	22,980	23,111
4	GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	2,380	2,382
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	3,550	3,579
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	7,820	7,830
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	6,500	6,496
4	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	7,820	7,724
4	GMACM Mortgage Loan Trust 2005-AR6	3.078%	11/19/35	3,664	3,415
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	58,850	58,535
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	9,360	9,293
4,6,7	GMF Floorplan Owner Revolving Trust 2016-1	1.331%	5/17/21	43,520	43,584
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	12,009	12,105
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	8,830	8,875
4,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	63,659	63,825
4,6,7	Golden Credit Card Trust 2015-1A	0.921%	2/15/20	59,900	59,801
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	54,018
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	21,975
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2013-1	1.160%	5/15/18	4,756	4,752
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	4,920	4,961
4,7	GS Mortgage Securities Trust 2010-C2	5.184%	12/10/43	3,530	3,986
4,7	GS Mortgage Securities Trust 2011-GC3	5.633%	3/10/44	2,280	2,534
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.550%	4/10/34	32,716	35,530
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	37,492

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,135
4	GS Mortgage Securities Trust 2012-GCJ7	5.729%	5/10/45	7,150	7,946
4	GS Mortgage Securities Trust 2013-GC13	4.034%	7/10/46	22,170	25,187
4,7	GS Mortgage Securities Trust 2013-GC13	4.067%	7/10/46	5,650	5,849
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	12,580	13,424
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,876
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	21,619	22,124
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,828
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	16,880	18,890
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	56,317
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	40,613	45,359
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	41,628	46,523
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	13,246	14,752
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	10,665	12,119
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	17,556	18,509
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	18,190	20,009
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40,515	43,582
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	24,410	26,413
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	30,570	34,037
4	GS Mortgage Securities Trust 2015-GC32	4.402%	7/10/48	6,520	7,407
4	GS Mortgage Securities Trust 2015-GC32	4.412%	7/10/48	2,850	2,962
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	27,880	30,162
4	GS Mortgage Securities Trust 2015-GC34	4.466%	10/10/48	12,080	13,622
4	GS Mortgage Securities Trust 2015-GC34	4.655%	10/10/48	12,080	12,771
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	26,538
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	55,039	55,415
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	60,810	60,707
4,7	Hertz Vehicle Financing LLC 2015-3	2.670%	9/25/21	13,570	13,785
4,7	Hertz Vehicle Financing LLC 2016-2	2.950%	3/25/22	37,300	38,230
4,7	Hertz Vehicle Financing LLC 2016-3	2.270%	7/25/20	27,570	27,676
4,7	Hertz Vehicle Financing LLC 2016-4	2.650%	7/25/22	35,410	35,770
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	15,740	15,842
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	16,365	16,488
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	7,365	7,422
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	30,910	32,202
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	15,710
4,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	8,800	8,795
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	10,100	10,078
4,7	Hyundai Auto Lease Securitization Trust 2015-A	1.650%	8/15/19	21,000	21,057
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	21,250	21,278
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	16,395	16,504
4,7	Hyundai Auto Lease Securitization Trust 2016-A	1.800%	12/16/19	12,330	12,335
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,051	8,053
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,790	9,875
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,545
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,546
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,324
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,692
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	10,038
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	3,510	3,548
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	8,360	8,506
4,7	Hyundai Floorplan Master Owner Trust Series 2016-1A	1.810%	3/15/21	16,000	16,023
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	14,692	13,230
6	Illinois Student Assistance Commission Series 2010-1	1.765%	4/25/22	9,526	9,534
4,6,7	Invitation Homes 2014-SFR1 Trust	1.982%	6/17/31	29,351	29,274
4,6,7	Invitation Homes 2014-SFR2 Trust	1.582%	9/17/31	11,481	11,416
4,6,7	Invitation Homes 2014-SFR2 Trust	2.082%	9/17/31	8,980	8,931
4,6,7	Invitation Homes 2015-SFR2 Trust	1.828%	6/17/32	7,366	7,339
4,6,7	Invitation Homes 2015-SFR2 Trust	2.128%	6/17/32	2,850	2,820
4,6,7	Invitation Homes 2015-SFR3 Trust	2.193%	8/17/32	3,200	3,176
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,450	15,421
4	John Deere Owner Trust 2015-B	1.780%	6/15/22	3,590	3,609
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	5,445	5,439

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,254	4,341
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	37,549	38,792
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	33,836	34,316
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	25,355	26,078
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	6,889
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,244	2,413
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	2,647	2,700
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,402
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.558%	11/15/43	7,100	7,539
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.558%	11/15/43	6,225	6,801
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	18,277
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	28,896
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,197
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.321%	8/15/46	4,100	4,734
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	18,490	20,030
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	13,145	13,777
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,268
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	29,896
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	6,124
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	42,058
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	15,753
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.053%	1/15/46	9,350	9,605
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	10,464
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	1,300	1,454
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	9,700	10,973
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	16,534
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.910%	12/15/46	21,150	24,554
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.975%	12/15/46	9,770	10,749
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	3,419	3,447
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	14,181	14,924
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	18,781
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	7,520	8,291

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,959
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	11,000	12,432
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	9,746	10,038
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,400
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	30,792
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	20,559
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.046%	11/15/45	13,360	14,667
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	22,300	25,370
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	30,580	34,562
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	14,557
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.813%	2/15/47	13,200	15,196
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.813%	2/15/47	5,850	6,335
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	8,370	9,014
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	10,310	11,362
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	22,830	24,334
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	48,480	52,799
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	9,725	10,358
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	23,680	25,931
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	8,089	8,793
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	40,150	44,737
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	15,901	17,938
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	9,210	10,196
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	16,990	18,654
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.562%	12/15/48	5,571	6,080
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	36,750	40,908
4,6,7	Lanark Master Issuer plc 2013-1A	1.154%	12/22/54	13,002	12,987
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	7,089	7,091
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	904	904
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	28,023	28,404
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	26,245	27,238
4,7	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	18,640	19,694
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	13,476
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.736%	4/25/34	1,078	993
4,6	MBNA Credit Card Master Note Trust 2004-A3	0.741%	8/16/21	89,145	88,888
4	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	18,610	18,648
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	21,700	21,957
4,6,7	Mercedes-Benz Master Owner Trust 2015-B	0.861%	4/15/20	9,160	9,143
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	2.487%	2/25/33	2,009	1,941

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	3.136%	7/25/33	561	549
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	8,005	8,305
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	3,221	3,230
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	2,179	2,176
4,7	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	26,749	26,990
4,7	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	13,700	13,809
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	33,860	34,720
4,7	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	1,360	1,366
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,300	22,618
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,158
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	6,024
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	27,100	30,545
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	3,372	3,470
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	8,871	9,038
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	8,445	9,429
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.213%	8/15/46	45,116	51,314
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,815
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	3,830	4,353
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	8,300	9,277
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,727
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	3,093
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	27,425	29,141
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	18,666
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	19,667
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	43,080	47,629
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	22,440	25,227
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.895%	4/15/47	1,895	2,042
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	36,935	41,041
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	10,547
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.324%	6/15/47	12,300	13,776
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.757%	6/15/47	12,300	13,151
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	32,178	35,697
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	5,340	5,875
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	11,150	12,450
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	14,610	15,534

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	8,220	8,906
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	8,060	8,464
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	45,626	48,858
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	37,038	39,918
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	24,660	27,339
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	20,280	22,004
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	33,585	37,149
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.383%	10/15/48	12,060	12,879
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	11,700	12,869
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.325%	5/15/49	8,190	8,800
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.754%	5/15/49	2,210	2,336
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	8,796	8,832
4	Morgan Stanley Capital I Trust 2007-IQ15	5.906%	6/11/49	25,846	26,708
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	43,875	45,362
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	17,053
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,700
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,045	17,993
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	30,582
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	25,935
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	28,871	31,704
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	36,319	40,615
4	Morgan Stanley Capital I Trust 2015-UBS8	4.591%	12/15/48	11,440	12,033
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.595%	6/25/36	8,924	7,846
4,7	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	37,985	39,417
7	National Australia Bank Ltd.	2.250%	3/16/21	10,720	10,991
4,6	Navient Student Loan Trust 2015-3	1.138%	6/26/56	23,540	22,450
4,6,7	Navient Student Loan Trust 2016-3	1.338%	6/25/65	7,990	8,003
4,6	New Mexico Educational Assistance Foundation 2013-1	1.167%	1/2/25	21,329	21,046
4,7	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	15,220	15,287
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	5,380	5,400
4	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	7,870	7,973
4	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	12,139	12,139
4,6	Nissan Master Owner Trust Receivables Series 2016-A	1.119%	6/15/21	84,410	84,444
6	North Carolina State Education Assistance Authority
	2011-1	1.614%	1/26/26	13,597	13,579
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	11,071
4,7	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,360	8,453
4,6,7	PFS Financing Corp. 2014-AA	1.081%	2/15/19	8,300	8,289
4,6,7	PFS Financing Corp. 2015-AA	1.101%	4/15/20	10,150	10,068
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	14,440	14,410
4,6,7	Progress Residential 2015-SFR1 Trust	2.333%	2/17/32	970	969
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,286	7,388
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	25,205	25,895
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,613
4,6,7	Resimac Premier Series 2014-1	1.356%	12/12/45	12,471	12,415
4,6,7	Resimac Premier Series 2016-1	1.864%	10/10/47	60,542	60,591
4,8	RFMSI Series 2006-SA2 Trust	3.997%	8/25/36	20,108	17,054
4,8	RFMSI Series 2006-SA3 Trust	3.879%	9/25/36	7,555	6,006
	Royal Bank of Canada	2.200%	9/23/19	26,298	26,937
	Royal Bank of Canada	2.100%	10/14/20	31,900	32,651
4	Royal Bank of Canada	1.875%	2/5/21	24,700	25,032
	Royal Bank of Canada	2.300%	3/22/21	23,218	23,890

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	18,448	18,484
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	1,398	1,399
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	5,170	5,174
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,322
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	7,040	7,051
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	24,580	24,769
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	24,580	25,022
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,756
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	6,995	7,018
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	4,600	4,651
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,169
7	SBA Tower Trust	3.156%	10/15/20	10,760	11,038
4,6,7	Silver Bay Realty 2014-1 Trust	1.482%	9/17/31	10,458	10,346
4,6,7	Silver Bay Realty 2014-1 Trust	1.932%	9/17/31	6,500	6,429
4,7	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	11,669	11,918
4,7	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	59,833	61,179
4,7	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	19,350	20,110
4,7	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	11,013	11,224
4,6,7	SLM Private Education Loan Trust 2012-E	1.231%	10/16/23	3,069	3,068
4,6,7	SLM Private Education Loan Trust 2013-A	1.531%	5/17/27	24,000	23,977
4,7	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	8,000	7,775
4,7	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	14,650	14,606
4,7	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	14,700	14,420
4,7	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	5,860	5,897
4,7	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	4,500	4,562
4,7	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	4,100	4,014
4,6	SLM Student Loan Trust 2005-5	0.815%	4/25/25	25,295	25,087
4,6	SLM Student Loan Trust 2005-9	0.835%	1/27/25	1,983	1,979
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	6,594	6,584
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	9,676	9,654
4,7	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	14,040	14,232
4,6,7	SMB Private Education Loan Trust 2016-B	1.935%	2/17/32	12,690	12,690
4,7	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	9,990	10,171
4,7	SoFi Professional Loan Program 2016-C LLC	2.360%	12/25/32	6,120	6,098
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	24,490	24,673
7	Stadshypotek AB	1.750%	4/9/20	35,833	36,081
4,6,7	SWAY Residential 2014-1 Trust	1.782%	1/17/32	22,693	22,564
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	14,500	14,880
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	40,360	41,384
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	48,153	48,542
4,7	Taco Bell Funding LLC 2016-1	3.832%	5/25/46	8,881	8,990
4,7	Taco Bell Funding LLC 2016-1	4.377%	5/25/46	8,554	8,830
4,7	Taco Bell Funding LLC 2016-1	4.970%	5/25/46	13,719	14,227
4,7	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	12,816	12,811
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	22,300	24,196
7	Toronto-Dominion Bank	1.950%	4/2/20	35,735	36,308
7	Toronto-Dominion Bank	2.250%	3/15/21	29,330	30,098
4,6,7	Trade MAPS 1 Ltd. 2013-1A	1.174%	12/10/18	38,953	38,774
4,6,7	Trade MAPS 1 Ltd. 2013-1A	1.724%	12/10/18	5,640	5,604
4,6,7	Trade MAPS 1 Ltd. 2013-1A	2.724%	12/10/18	3,095	3,073
4,6,7	Trafigura Securitisation Finance plc 2014-1A	1.431%	10/15/18	20,770	20,568
4,6,7	Trillium Credit Card Trust II 2016-1A	1.210%	5/26/21	125,220	125,249
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,381
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	24,595	26,333
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	9,389
4,7	Verizon Owner Trust 2016-1A	1.420%	1/20/21	14,076	14,080
4,7	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,250	14,025
4,7	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	12,051
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,498
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,580
4,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	46,804	46,569
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	9,160	9,186
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	9,220	9,293

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	10,136	10,127
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	27,519	27,708
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18 Trust	2.761%	1/25/33	184	178
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7 Trust	2.675%	8/25/33	1,073	1,047
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9 Trust	2.516%	9/25/33	1,548	1,558
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,967	31,802
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,773
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,838
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	34,646	39,229
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.297%	7/15/46	4,906	5,488
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	17,100	18,348
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	47,958
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,855
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	13,658
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	7,279
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	31,900	33,901
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	2,255	2,443
4	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	13,450	14,041
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	16,400	17,476
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	13,555	14,414
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	8,570	9,128
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	26,050	28,191
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	4,194	4,497
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	37,995	41,687
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	12,420	12,721
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	34,310	37,237
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	22,812
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	18,839
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.496%	9/15/58	11,490	12,005
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	24,490	27,319
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	9,462
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.539%	9/15/58	3,200	3,642
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.539%	9/15/58	14,300	14,831
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.556%	12/15/47	7,730	8,358
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	23,195	25,813
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	21,780	23,917
4,8	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	2.751%	10/25/36	15,853	14,967
4,7	Wendys Funding LLC 2015-1A	3.371%	6/15/45	11,488	11,498
4,7	Wendys Funding LLC 2015-1A	4.080%	6/15/45	16,208	16,437
4,7	Wendys Funding LLC 2015-1A	4.497%	6/15/45	6,441	6,476
7	Westpac Banking Corp.	2.000%	3/3/20	39,860	40,516
7	Westpac Banking Corp.	2.250%	11/9/20	23,930	24,471
7	Westpac Banking Corp.	2.100%	2/25/21	9,615	9,779
4,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	35,485	39,132
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,545	12,776
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	11,603
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	12,588
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,575
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,687
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	23,790	25,164
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	3,050
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,341
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	24,275
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,800	3,187
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	16,864
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,764
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	11,009
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	7,259

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	25,260	28,749
4	WFRBS Commercial Mortgage Trust 2013-C18	4.666%	12/15/46	5,775	6,639
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	20,984	23,733
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	21,637	23,354
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	39,271	43,989
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	12,364
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,715
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	42,710	46,865
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,912
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,646
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	8,285	9,246
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	17,840	19,595
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,100	2,252
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	1,300	1,429
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	40,488	45,460
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	19,079
4,6	World Financial Network Credit Card Master Note Trust
	Series 2015-A	0.961%	2/15/22	20,670	20,667
4	World Financial Network Credit Card Master Note Trust
	Series 2016-A	2.030%	4/15/25	39,940	40,236
4	World Omni Automobile Lease Securitization Trust
	2015-A	1.730%	12/15/20	6,555	6,569
4	World Omni Automobile Lease Securitization Trust
	2016-A	1.610%	1/15/22	13,927	13,926

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $12,465,070)					12,778,740

Corporate Bonds (52.2%)
Finance (25.7%)
	Banking (20.7%)
7	ABN AMRO Bank NV	1.800%	6/4/18	28,325	28,548
7	ABN AMRO Bank NV	2.500%	10/30/18	15,915	16,274
9	ABN AMRO Bank NV	3.250%	4/9/20	5,000	3,818
4,10	ABN AMRO Bank NV	2.875%	1/18/28	8,800	10,311
	American Express Centurion Bank	6.000%	9/13/17	64,650	68,029
	American Express Co.	6.150%	8/28/17	19,963	21,017
	American Express Co.	7.000%	3/19/18	19,387	21,125
	American Express Credit Corp.	1.550%	9/22/17	11,440	11,485
	American Express Credit Corp.	1.875%	11/5/18	36,146	36,535
	American Express Credit Corp.	2.125%	3/18/19	17,349	17,738
	American Express Credit Corp.	2.250%	8/15/19	24,247	24,810
	American Express Credit Corp.	2.375%	5/26/20	34,000	34,915
	American Express Credit Corp.	2.600%	9/14/20	18,542	19,162
	American Express Credit Corp.	2.250%	5/5/21	50,393	51,413
7	ANZ New Zealand International Ltd.	1.750%	3/29/18	29,305	29,466
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	14,042	14,166
	Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,646
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	31,080	31,538
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	13,400	13,659
7	Australia & New Zealand Banking Group Ltd.	4.400%	5/19/26	23,305	24,644
	Bank of America Corp.	6.500%	8/1/16	81,244	81,242
	Bank of America Corp.	5.420%	3/15/17	21,197	21,726
	Bank of America Corp.	5.700%	5/2/17	6,525	6,731
	Bank of America Corp.	6.400%	8/28/17	14,568	15,348
	Bank of America Corp.	6.000%	9/1/17	43,443	45,569
	Bank of America Corp.	2.000%	1/11/18	36,484	36,728
	Bank of America Corp.	6.875%	4/25/18	47,676	51,928
	Bank of America Corp.	5.650%	5/1/18	15,500	16,576
	Bank of America Corp.	1.950%	5/12/18	29,300	29,505
	Bank of America Corp.	6.500%	7/15/18	7,949	8,676
	Bank of America Corp.	2.600%	1/15/19	121,824	124,723
	Bank of America Corp.	2.625%	4/19/21	16,299	16,626
	Bank of America NA	5.300%	3/15/17	9,760	10,008

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America NA	6.100%	6/15/17	6,429	6,695
	Bank of America NA	1.650%	3/26/18	70,815	71,243
	Bank of America NA	1.750%	6/5/18	53,480	53,869
	Bank of Montreal	1.300%	7/14/17	19,000	19,073
	Bank of Montreal	1.400%	9/11/17	10,557	10,594
	Bank of Montreal	1.450%	4/9/18	10,670	10,714
	Bank of Montreal	1.400%	4/10/18	28,357	28,455
	Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,169
	Bank of New York Mellon Corp.	2.100%	1/15/19	3,460	3,537
	Bank of New York Mellon Corp.	2.200%	5/15/19	43,940	45,035
	Bank of New York Mellon Corp.	2.300%	9/11/19	29,290	30,138
	Bank of New York Mellon Corp.	2.150%	2/24/20	21,000	21,491
	Bank of New York Mellon Corp.	2.600%	8/17/20	19,120	19,862
	Bank of New York Mellon Corp.	2.450%	11/27/20	10,236	10,574
4	Bank of New York Mellon Corp.	4.625%	12/29/49	9,750	9,726
	Bank of Nova Scotia	2.550%	1/12/17	41,273	41,561
	Bank of Nova Scotia	1.250%	4/11/17	9,765	9,777
	Bank of Nova Scotia	1.375%	12/18/17	31,425	31,524
	Bank of Nova Scotia	1.450%	4/25/18	18,083	18,147
	Bank of Nova Scotia	1.700%	6/11/18	37,000	37,322
	Bank of Nova Scotia	2.050%	10/30/18	40,236	40,924
	Bank of Nova Scotia	2.050%	6/5/19	10,850	11,035
	Bank of Nova Scotia	1.650%	6/14/19	25,515	25,711
	Bank of Nova Scotia	4.500%	12/16/25	38,050	40,643
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	32,373	32,732
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,948
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	39,075	39,780
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	27,975	28,835
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	47,435	48,999
7	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	32,415	33,242
	Barclays Bank plc	5.000%	9/22/16	15,695	15,791
	Barclays plc	2.750%	11/8/19	34,554	34,849
	BB&T Corp.	4.900%	6/30/17	9,750	10,061
	BB&T Corp.	1.600%	8/15/17	6,820	6,860
	BB&T Corp.	2.050%	6/19/18	18,058	18,329
	BB&T Corp.	2.450%	1/15/20	24,415	25,206
	BB&T Corp.	2.050%	5/10/21	24,405	24,824
	Bear Stearns Cos. LLC	5.550%	1/22/17	24,436	24,922
	Bear Stearns Cos. LLC	6.400%	10/2/17	38,076	40,321
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	23,413
6,11	Belfius Financing Co.	1.288%	2/9/17	2,900	3,801
	BNP Paribas SA	1.375%	3/17/17	46,900	47,025
	BNP Paribas SA	2.700%	8/20/18	79,778	81,646
	BNP Paribas SA	2.400%	12/12/18	2,850	2,901
	BPCE SA	1.625%	2/10/17	11,475	11,505
	BPCE SA	1.613%	7/25/17	16,390	16,441
	BPCE SA	1.625%	1/26/18	1,761	1,768
9	BPCE SA	4.500%	4/17/18	7,800	6,080
	BPCE SA	2.500%	12/10/18	77,265	79,020
	BPCE SA	2.500%	7/15/19	7,500	7,697
9	BPCE SA	3.500%	4/24/20	26,990	20,722
	BPCE SA	2.650%	2/3/21	16,020	16,586
10	BPCE SA	2.875%	4/22/26	6,500	7,695
	Branch Banking & Trust Co.	5.625%	9/15/16	9,510	9,564
	Branch Banking & Trust Co.	1.000%	4/3/17	25,400	25,427
	Branch Banking & Trust Co.	1.350%	10/1/17	29,280	29,372
7	Caisse Centrale Desjardins	1.750%	1/29/18	68,370	68,537
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	27,065	27,198
	Capital One Bank USA NA	1.150%	11/21/16	11,720	11,727
	Capital One Bank USA NA	1.200%	2/13/17	8,750	8,751
	Capital One Bank USA NA	2.150%	11/21/18	11,650	11,734
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,809
	Capital One Bank USA NA	2.300%	6/5/19	22,420	22,657
	Capital One Financial Corp.	6.150%	9/1/16	4,335	4,352

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	2.450%	4/24/19	25,525	26,097
	Capital One NA	1.500%	9/5/17	17,570	17,593
	Capital One NA	1.650%	2/5/18	27,200	27,286
	Capital One NA	1.500%	3/22/18	60,395	60,183
	Citigroup Inc.	1.350%	3/10/17	15,084	15,102
	Citigroup Inc.	1.850%	11/24/17	60,550	60,856
	Citigroup Inc.	1.800%	2/5/18	36,140	36,302
	Citigroup Inc.	1.700%	4/27/18	83,010	83,238
	Citigroup Inc.	1.750%	5/1/18	54,775	54,983
	Citigroup Inc.	2.150%	7/30/18	7,400	7,487
	Citigroup Inc.	2.500%	9/26/18	55,110	56,202
	Citigroup Inc.	2.550%	4/8/19	43,747	44,792
	Citigroup Inc.	2.500%	7/29/19	21,060	21,552
	Citigroup Inc.	4.600%	3/9/26	9,410	10,109
[4,7,12]	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Commonwealth Bank of Australia	1.125%	3/13/17	9,750	9,758
	Commonwealth Bank of Australia	1.400%	9/8/17	53,400	53,578
	Commonwealth Bank of Australia	1.900%	9/18/17	19,030	19,178
	Commonwealth Bank of Australia	1.625%	3/12/18	12,885	12,959
	Commonwealth Bank of Australia	2.500%	9/20/18	59,680	61,112
	Commonwealth Bank of Australia	1.750%	11/2/18	21,785	21,971
	Commonwealth Bank of Australia	2.250%	3/13/19	57,815	59,062
6,9	Commonwealth Bank of Australia	2.760%	4/24/19	16,470	12,537
9	Commonwealth Bank of Australia	4.250%	4/24/19	29,330	23,308
	Commonwealth Bank of Australia	2.300%	9/6/19	46,435	47,432
6,9	Commonwealth Bank of Australia	2.800%	10/18/19	4,800	3,642
	Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,994
	Commonwealth Bank of Australia	2.400%	11/2/20	27,583	28,247
	Commonwealth Bank of Australia	2.550%	3/15/21	31,940	32,998
7	Commonwealth Bank of Australia	4.500%	12/9/25	39,860	42,344
7	Commonwealth Bank of Australia	2.850%	5/18/26	20,375	20,928
	Cooperatieve Rabobank UA	1.700%	3/19/18	31,513	31,729
9	Cooperatieve Rabobank UA	7.250%	4/20/18	14,750	12,089
	Cooperatieve Rabobank UA	2.250%	1/14/19	68,805	70,231
	Cooperatieve Rabobank UA	2.250%	1/14/20	45,050	45,939
	Cooperatieve Rabobank UA	4.500%	1/11/21	22,498	25,080
	Cooperatieve Rabobank UA	2.500%	1/19/21	39,771	41,117
	Cooperatieve Rabobank UA	4.625%	12/1/23	7,800	8,397
	Credit Suisse AG	1.375%	5/26/17	46,525	46,531
	Credit Suisse AG	1.750%	1/29/18	40,800	40,825
	Credit Suisse AG	1.700%	4/27/18	58,595	58,537
	Credit Suisse AG	2.300%	5/28/19	69,795	70,739
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	14,655	14,666
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	23,415	23,506
7	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	43,820	44,413
7	Danske Bank A/S	2.750%	9/17/20	23,273	24,064
7	Danske Bank A/S	2.800%	3/10/21	51,184	53,507
	Deutsche Bank AG	1.875%	2/13/18	26,405	26,240
	Deutsche Bank AG	2.500%	2/13/19	10,735	10,697
	Deutsche Bank AG	2.950%	8/20/20	9,787	9,688
	Discover Bank	2.600%	11/13/18	24,412	24,819
	Discover Bank	3.100%	6/4/20	24,430	25,286
7	DNB Bank ASA	2.375%	6/2/21	23,215	23,766
	Fifth Third Bank	2.150%	8/20/18	32,157	32,617
	Fifth Third Bank	2.300%	3/15/19	26,956	27,552
	Fifth Third Bank	2.375%	4/25/19	25,627	26,193
	Fifth Third Bank	2.250%	6/14/21	28,181	28,738
	Fifth Third Bank	3.850%	3/15/26	5,320	5,656
	First Republic Bank	2.375%	6/17/19	47,605	48,080
11	Goldman Sachs Group Inc.	6.125%	5/14/17	37,400	51,361
6,9	Goldman Sachs Group Inc.	3.938%	11/29/17	5,680	4,361
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	115,288
	Goldman Sachs Group Inc.	2.375%	1/22/18	80,630	81,665
	Goldman Sachs Group Inc.	6.150%	4/1/18	31,713	34,097

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	2.900%	7/19/18	81,521	83,706
6,9	Goldman Sachs Group Inc.	3.690%	8/8/18	14,560	11,161
9	Goldman Sachs Group Inc.	5.000%	8/8/18	16,210	12,814
	Goldman Sachs Group Inc.	2.625%	1/31/19	68,810	70,514
9	Goldman Sachs Group Inc.	5.000%	8/21/19	7,800	6,261
	Goldman Sachs Group Inc.	2.550%	10/23/19	27,660	28,328
	Goldman Sachs Group Inc.	5.375%	3/15/20	20,957	23,340
	Goldman Sachs Group Inc.	2.750%	9/15/20	58,775	60,195
	Goldman Sachs Group Inc.	2.875%	2/25/21	37,062	38,022
	Goldman Sachs Group Inc.	2.625%	4/25/21	40,554	41,298
11	Goldman Sachs Group Inc.	5.500%	10/12/21	4,640	7,017
	Goldman Sachs Group Inc.	5.750%	1/24/22	37,173	43,228
10	Goldman Sachs Group Inc.	2.125%	9/30/24	14,318	17,189
7	HSBC Bank plc	1.500%	5/15/18	17,965	17,888
	HSBC Bank USA NA	6.000%	8/9/17	10,110	10,526
	HSBC Holdings plc	3.400%	3/8/21	53,645	55,685
	HSBC Holdings plc	2.950%	5/25/21	74,520	75,899
	HSBC Holdings plc	3.600%	5/25/23	27,275	28,182
10	HSBC Holdings plc	3.000%	6/30/25	3,100	3,692
	HSBC Holdings plc	4.300%	3/8/26	18,376	19,713
10	HSBC Holdings plc	3.125%	6/7/28	8,058	9,562
	HSBC USA Inc.	1.625%	1/16/18	56,555	56,544
	HSBC USA Inc.	2.625%	9/24/18	36,735	37,440
	HSBC USA Inc.	2.250%	6/23/19	29,545	29,855
	HSBC USA Inc.	2.375%	11/13/19	48,435	49,000
	HSBC USA Inc.	2.350%	3/5/20	49,334	49,667
	HSBC USA Inc.	2.750%	8/7/20	41,414	42,150
	Huntington Bancshares Inc.	2.600%	8/2/18	34,190	34,841
	Huntington Bancshares Inc.	3.150%	3/14/21	26,426	27,564
	Huntington National Bank	2.000%	6/30/18	53,720	54,155
	Huntington National Bank	2.200%	11/6/18	21,120	21,382
	Huntington National Bank	2.875%	8/20/20	33,581	34,489
7	ING Bank NV	1.800%	3/16/18	8,204	8,249
7	ING Bank NV	2.500%	10/1/19	16,560	16,989
7	ING Bank NV	2.450%	3/16/20	39,075	40,046
7	ING Bank NV	2.700%	8/17/20	3,907	4,042
7	ING Bank NV	2.750%	3/22/21	8,645	9,005
	Intesa Sanpaolo SPA	2.375%	1/13/17	18,283	18,335
	Intesa Sanpaolo SPA	3.875%	1/16/18	26,174	26,792
	JPMorgan Chase & Co.	1.350%	2/15/17	12,476	12,501
	JPMorgan Chase & Co.	2.000%	8/15/17	25,984	26,203
	JPMorgan Chase & Co.	1.800%	1/25/18	19,720	19,876
	JPMorgan Chase & Co.	1.700%	3/1/18	58,963	59,378
	JPMorgan Chase & Co.	1.625%	5/15/18	3,685	3,711
	JPMorgan Chase & Co.	2.350%	1/28/19	85,037	87,161
	JPMorgan Chase & Co.	2.200%	10/22/19	73,137	74,681
	JPMorgan Chase & Co.	2.250%	1/23/20	63,282	64,593
	JPMorgan Chase & Co.	2.750%	6/23/20	88,183	91,134
	JPMorgan Chase & Co.	4.250%	10/15/20	7,794	8,499
	JPMorgan Chase & Co.	2.550%	10/29/20	56,519	57,999
	JPMorgan Chase & Co.	2.550%	3/1/21	27,700	28,395
	JPMorgan Chase & Co.	2.400%	6/7/21	22,885	23,280
	JPMorgan Chase & Co.	2.700%	5/18/23	16,765	17,004
	JPMorgan Chase & Co.	3.200%	6/15/26	9,415	9,717
4	JPMorgan Chase & Co.	5.300%	12/29/49	14,010	14,395
11	JPMorgan Chase Bank NA	5.375%	9/28/16	13,750	18,313
	JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	8,976
	JPMorgan Chase Bank NA	6.000%	10/1/17	35,313	37,194
	KeyBank NA	1.650%	2/1/18	5,305	5,333
	KeyBank NA	1.700%	6/1/18	9,750	9,822
	KeyBank NA	2.350%	3/8/19	50,143	51,127
10	Leeds Building Society	1.375%	5/5/22	14,895	16,320
	Lloyds Bank plc	1.750%	5/14/18	11,532	11,537
	Lloyds Bank plc	2.000%	8/17/18	20,928	20,977

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lloyds Bank plc	2.300%	11/27/18	13,185	13,345
	Lloyds Bank plc	2.050%	1/22/19	11,225	11,264
	Lloyds Bank plc	2.350%	9/5/19	15,160	15,338
	Lloyds Bank plc	2.400%	3/17/20	24,425	24,869
	Lloyds Banking Group plc	4.650%	3/24/26	23,835	24,553
7	Macquarie Bank Ltd.	1.600%	10/27/17	57,550	57,681
7	Macquarie Bank Ltd.	2.400%	1/21/20	36,370	36,881
7	Macquarie Bank Ltd.	2.850%	1/15/21	43,910	45,323
7	Macquarie Bank Ltd.	4.875%	6/10/25	16,200	17,118
7	Macquarie Bank Ltd.	3.900%	1/15/26	1,460	1,554
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,750	9,755
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	41,606
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	34,010	34,027
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	38,480	39,253
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	40,550	41,343
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	19,530	19,853
4	Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	9,625
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	68,345	71,212
7	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	29,290	29,390
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	29,290	29,902
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	30,625	31,439
	Morgan Stanley	5.750%	10/18/16	69,245	69,953
	Morgan Stanley	5.450%	1/9/17	27,352	27,876
	Morgan Stanley	5.550%	4/27/17	19,495	20,127
	Morgan Stanley	6.250%	8/28/17	8,665	9,109
	Morgan Stanley	5.950%	12/28/17	54,821	58,219
	Morgan Stanley	1.875%	1/5/18	62,508	62,917
	Morgan Stanley	6.625%	4/1/18	17,971	19,467
	Morgan Stanley	2.125%	4/25/18	14,001	14,145
	Morgan Stanley	2.500%	1/24/19	33,000	33,722
	Morgan Stanley	2.375%	7/23/19	37,332	38,086
	Morgan Stanley	5.625%	9/23/19	7,458	8,294
	Morgan Stanley	5.500%	1/26/20	14,636	16,364
	Morgan Stanley	2.650%	1/27/20	32,700	33,497
	Morgan Stanley	2.800%	6/16/20	10,277	10,572
	Morgan Stanley	2.500%	4/21/21	30,379	30,752
	Morgan Stanley	4.000%	7/23/25	3,776	4,060
	Morgan Stanley	3.875%	1/27/26	15,741	16,784
	MUFG Americas Holdings Corp.	1.625%	2/9/18	14,400	14,425
	MUFG Americas Holdings Corp.	2.250%	2/10/20	29,300	29,544
	MUFG Union Bank NA	2.125%	6/16/17	29,740	30,003
	MUFG Union Bank NA	2.625%	9/26/18	39,640	40,436
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,777
	National Australia Bank Ltd.	2.300%	7/25/18	21,800	22,180
	National Australia Bank Ltd.	2.000%	1/14/19	21,829	22,114
	National Australia Bank Ltd.	1.375%	7/12/19	20,250	20,221
	National Australia Bank Ltd.	1.875%	7/12/21	59,500	59,406
	National Bank of Canada	2.100%	12/14/18	26,935	27,338
	National City Bank	5.250%	12/15/16	14,750	14,988
	National City Bank	5.800%	6/7/17	14,625	15,176
	National City Corp.	6.875%	5/15/19	8,085	9,105
7	Nationwide Building Society	2.350%	1/21/20	14,328	14,483
7	Nationwide Building Society	2.450%	7/27/21	35,105	35,403
10	Nationwide Building Society	1.125%	6/3/22	6,009	6,864
7	Nordea Bank AB	1.875%	9/17/18	16,220	16,376
7	Nordea Bank AB	2.500%	9/17/20	12,568	12,937
7	Nordea Bank AB	2.250%	5/27/21	19,905	20,318
	PNC Bank NA	5.250%	1/15/17	27,935	28,452
	PNC Bank NA	4.875%	9/21/17	22,535	23,397
	PNC Bank NA	1.500%	10/18/17	48,800	48,994
	PNC Bank NA	6.000%	12/7/17	4,885	5,176
	PNC Bank NA	1.500%	2/23/18	55,800	56,085
	PNC Bank NA	6.875%	4/1/18	4,197	4,558
	PNC Bank NA	1.600%	6/1/18	81,400	81,989

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Bank NA	1.850%	7/20/18	24,260	24,542
	PNC Bank NA	1.800%	11/5/18	31,674	32,076
	PNC Bank NA	2.200%	1/28/19	48,707	49,506
	PNC Bank NA	2.250%	7/2/19	44,590	45,649
	PNC Bank NA	2.400%	10/18/19	71,148	73,269
	PNC Bank NA	2.300%	6/1/20	14,636	15,040
	PNC Bank NA	2.600%	7/21/20	14,430	14,986
	PNC Bank NA	2.450%	11/5/20	15,636	16,172
	PNC Bank NA	2.150%	4/29/21	30,821	31,374
	PNC Funding Corp.	2.700%	9/19/16	40,143	40,174
	PNC Funding Corp.	5.625%	2/1/17	4,380	4,468
	PNC Funding Corp.	5.125%	2/8/20	7,230	8,094
	Regions Bank	7.500%	5/15/18	7,579	8,292
	Regions Financial Corp.	2.000%	5/15/18	27,350	27,413
	Royal Bank of Canada	1.250%	6/16/17	19,520	19,559
	Royal Bank of Canada	1.400%	10/13/17	26,360	26,478
	Royal Bank of Canada	1.500%	1/16/18	3,900	3,917
	Royal Bank of Canada	2.200%	7/27/18	25,890	26,348
	Royal Bank of Canada	1.800%	7/30/18	18,752	18,938
	Royal Bank of Canada	2.000%	12/10/18	21,270	21,607
	Royal Bank of Canada	2.150%	3/15/19	28,400	29,052
	Royal Bank of Canada	1.500%	7/29/19	58,175	58,336
	Royal Bank of Canada	2.350%	10/30/20	7,170	7,402
	Royal Bank of Canada	2.500%	1/19/21	34,366	35,680
	Royal Bank of Canada	4.650%	1/27/26	11,520	12,733
	Santander Bank NA	8.750%	5/30/18	33,955	37,518
	Santander Holdings USA Inc.	2.700%	5/24/19	39,050	39,413
	Santander UK Group Holdings plc	3.125%	1/8/21	19,520	19,808
	Santander UK plc	1.375%	3/13/17	93,971	93,698
	Santander UK plc	1.650%	9/29/17	5,280	5,282
	Santander UK plc	3.050%	8/23/18	45,920	47,220
	Santander UK plc	2.000%	8/24/18	16,087	16,131
	Santander UK plc	2.500%	3/14/19	65,240	66,224
	Santander UK plc	2.350%	9/10/19	64,539	65,399
7	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	17,471	17,571
4,10	Skandinaviska Enskilda Banken AB	2.500%	5/28/26	6,590	7,736
	State Street Corp.	1.950%	5/19/21	39,048	39,688
	State Street Corp.	2.650%	5/19/26	4,688	4,812
4	State Street Corp.	5.250%	12/29/49	14,020	14,756
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	8,079	8,420
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	44,060	44,038
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	11,375	11,225
	SunTrust Banks Inc.	3.500%	1/20/17	12,711	12,822
	SunTrust Banks Inc.	6.000%	9/11/17	8,795	9,212
	SunTrust Banks Inc.	2.900%	3/3/21	23,102	24,128
	Svenska Handelsbanken AB	2.500%	1/25/19	22,830	23,470
	Svenska Handelsbanken AB	2.400%	10/1/20	20,508	21,075
	Svenska Handelsbanken AB	2.450%	3/30/21	47,795	49,267
7	Swedbank AB	2.650%	3/10/21	10,936	11,395
	Synchrony Financial	3.000%	8/15/19	85,990	87,883
	Synchrony Financial	2.700%	2/3/20	39,200	39,720
	Synchrony Financial	4.250%	8/15/24	9,760	10,307
	Toronto-Dominion Bank	1.625%	3/13/18	48,860	49,219
	Toronto-Dominion Bank	1.400%	4/30/18	28,510	28,641
	Toronto-Dominion Bank	1.750%	7/23/18	51,810	52,442
	Toronto-Dominion Bank	2.125%	7/2/19	63,831	65,267
	Toronto-Dominion Bank	1.450%	8/13/19	20,000	20,044
	Toronto-Dominion Bank	2.250%	11/5/19	41,410	42,426
	Toronto-Dominion Bank	2.500%	12/14/20	22,500	23,303
	Toronto-Dominion Bank	2.125%	4/7/21	57,700	58,827
	Toronto-Dominion Bank	1.800%	7/13/21	46,900	46,969
	UBS AG	1.800%	3/26/18	103,260	103,933
	UBS AG	2.375%	8/14/19	21,468	21,987
7	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	24,395	25,136

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Bank NA	1.375%	9/11/17	42,077	42,255
	US Bank NA	1.350%	1/26/18	22,067	22,174
	US Bank NA	2.125%	10/28/19	20,765	21,276
	Wachovia Corp.	5.750%	6/15/17	29,816	31,017
	Wachovia Corp.	5.750%	2/1/18	53,681	57,281
12	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	2
	Wells Fargo & Co.	1.400%	9/8/17	36,020	36,130
	Wells Fargo & Co.	5.625%	12/11/17	19,840	21,025
	Wells Fargo & Co.	1.500%	1/16/18	40,770	40,964
9	Wells Fargo & Co.	4.250%	1/25/18	4,880	3,796
	Wells Fargo & Co.	2.150%	1/15/19	22,935	23,401
	Wells Fargo & Co.	2.125%	4/22/19	65,816	67,234
9	Wells Fargo & Co.	4.000%	8/8/19	12,720	10,002
	Wells Fargo & Co.	2.150%	1/30/20	74,665	76,045
	Wells Fargo & Co.	2.600%	7/22/20	61,255	63,234
	Wells Fargo & Co.	2.550%	12/7/20	32,181	33,085
	Wells Fargo & Co.	2.100%	7/26/21	63,800	64,060
9	Wells Fargo & Co.	3.000%	7/27/21	46,900	35,484
6,9	Wells Fargo & Co.	3.215%	7/27/21	10,300	7,846
	Wells Fargo Bank NA	6.000%	11/15/17	53,763	57,161
	Wells Fargo Bank NA	1.750%	5/24/19	73,058	74,072
	Westpac Banking Corp.	1.200%	5/19/17	19,436	19,452
	Westpac Banking Corp.	2.000%	8/14/17	54,486	55,013
	Westpac Banking Corp.	1.500%	12/1/17	48,825	49,060
	Westpac Banking Corp.	1.600%	1/12/18	44,378	44,603
	Westpac Banking Corp.	1.550%	5/25/18	30,270	30,490
	Westpac Banking Corp.	2.250%	7/30/18	20,830	21,192
	Westpac Banking Corp.	1.950%	11/23/18	19,515	19,747
	Westpac Banking Corp.	2.250%	1/17/19	23,400	23,887
	Westpac Banking Corp.	4.875%	11/19/19	35,464	39,146
	Westpac Banking Corp.	2.300%	5/26/20	3,665	3,747
	Westpac Banking Corp.	2.600%	11/23/20	60,350	62,523
	Westpac Banking Corp.	2.100%	5/13/21	81,835	83,109
	Westpac Banking Corp.	2.850%	5/13/26	14,900	15,291
	Brokerage (0.5%)
7	Apollo Management Holdings LP	4.400%	5/27/26	14,605	15,189
	Charles Schwab Corp.	6.375%	9/1/17	5,860	6,189
	Charles Schwab Corp.	1.500%	3/10/18	19,535	19,635
	Franklin Resources Inc.	1.375%	9/15/17	15,056	15,117
	Jefferies Group LLC	5.125%	4/13/18	12,335	12,881
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,976
12	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.000%	9/13/16	93,195	93,314
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	27,102
	NYSE Euronext	2.000%	10/5/17	39,586	39,940
	Stifel Financial Corp.	3.500%	12/1/20	28,270	28,697
	Stifel Financial Corp.	4.250%	7/18/24	9,515	9,647
	TD Ameritrade Holding Corp.	2.950%	4/1/22	17,515	18,312
	Finance Companies (0.6%)
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	9,890	10,224
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.950%	2/1/22	20,005	20,905
	Air Lease Corp.	5.625%	4/1/17	81,514	83,552
	Air Lease Corp.	3.375%	1/15/19	31,655	32,565
	Air Lease Corp.	3.750%	2/1/22	6,830	7,069
	GE Capital International Funding Co.	2.342%	11/15/20	116,444	120,675
	International Lease Finance Corp.	4.625%	4/15/21	3,905	4,183
7	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	23,080	23,199
	Insurance (2.4%)
	Aetna Inc.	1.700%	6/7/18	17,865	18,018
	Aetna Inc.	1.900%	6/7/19	17,605	17,848

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aetna Inc.	2.400%	6/15/21	14,655	14,930
	Aetna Inc.	2.800%	6/15/23	9,565	9,836
	Aetna Inc.	3.200%	6/15/26	16,135	16,555
	Aflac Inc.	3.625%	6/15/23	5,860	6,325
	Alleghany Corp.	5.625%	9/15/20	8,890	9,924
4,10	Allianz Finance II BV	5.750%	7/8/41	37,000	48,118
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	6,670	6,868
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	55,754	55,757
	Alterra Finance LLC	6.250%	9/30/20	9,765	11,234
	American Financial Group Inc.	9.875%	6/15/19	31,750	38,134
	American International Group Inc.	2.300%	7/16/19	5,036	5,150
	American International Group Inc.	4.875%	6/1/22	8,230	9,225
	Anthem Inc.	1.875%	1/15/18	19,336	19,429
4,10	Aquarius and Investments plc for Zurich Insurance Co.
	Ltd.	4.250%	10/2/43	30,850	38,521
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	25,904	28,816
	Assurant Inc.	2.500%	3/15/18	29,300	29,598
10	AXA SA	5.250%	4/16/40	12,100	15,146
4,10	AXA SA	5.125%	7/4/43	10,107	13,227
4,10	AXA SA	3.875%	5/20/49	12,573	14,404
	Axis Specialty Finance LLC	5.875%	6/1/20	11,618	12,967
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,825
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	26,009
	Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	4,853
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	5,012
	Berkshire Hathaway Inc.	2.750%	3/15/23	36,208	37,813
	Berkshire Hathaway Inc.	3.125%	3/15/26	17,245	18,336
4	Chubb Corp.	6.375%	3/29/67	3,908	3,498
	Chubb INA Holdings Inc.	2.300%	11/3/20	12,800	13,186
	Chubb INA Holdings Inc.	2.875%	11/3/22	15,795	16,647
	CNA Financial Corp.	7.350%	11/15/19	3,900	4,472
4,11	CNP Assurances	7.375%	9/30/41	8,200	12,314
4,10	CNP Assurances	4.500%	6/10/47	3,200	3,608
4,10	Credit Agricole Assurances SA	4.250%	1/29/49	6,300	6,987
4,10	Credit Agricole Assurances SA	4.500%	10/31/49	5,300	5,900
	Manulife Financial Corp.	4.150%	3/4/26	23,955	26,141
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	10,032
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	14,385	14,687
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,325	3,687
7	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,984
7	MassMutual Global Funding II	2.500%	10/17/22	14,335	14,672
	MetLife Inc.	1.756%	12/15/17	14,600	14,708
	MetLife Inc.	6.817%	8/15/18	13,300	14,754
	MetLife Inc.	7.717%	2/15/19	9,219	10,658
4	MetLife Inc.	5.250%	12/29/49	7,005	7,011
7	Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,505
9	Metropolitan Life Global Funding I	4.500%	10/10/18	38,060	29,930
7	Metropolitan Life Global Funding I	2.300%	4/10/19	11,225	11,480
7	Metropolitan Life Global Funding I	2.000%	4/14/20	19,530	19,842
7	New York Life Global Funding	1.950%	2/11/20	17,975	18,206
	PartnerRe Finance A LLC	6.875%	6/1/18	20,530	22,229
7	Pricoa Global Funding I	2.550%	11/24/20	6,830	7,072
	Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,711
7	Principal Life Global Funding II	2.200%	4/8/20	28,665	29,098
4	Progressive Corp.	6.700%	6/15/67	19,784	18,449
	Prudential Financial Inc.	7.375%	6/15/19	10,442	12,088
	Prudential Financial Inc.	2.350%	8/15/19	9,790	10,020
	Prudential Financial Inc.	4.500%	11/15/20	1,423	1,566
	Prudential Financial Inc.	4.500%	11/16/21	18,449	20,728
4	Prudential Financial Inc.	5.375%	5/15/45	12,290	12,782
	Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	13,225
	Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	24,052
	Reinsurance Group of America Inc.	3.950%	9/15/26	19,525	20,396
7	Reliance Standard Life Global Funding II	2.150%	10/15/18	27,320	27,521

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	52,630	53,514
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	17,860	17,905
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	8,275	8,528
7	TIAA Asset Management Finance Co. LLC	2.950%	11/1/19	60,100	61,496
	Torchmark Corp.	9.250%	6/15/19	7,053	8,370
	Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,457
	Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,291
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,705
10	Trinity Acquisition plc	2.125%	5/26/22	36,865	42,325
	UnitedHealth Group Inc.	1.900%	7/16/18	20,510	20,803
	UnitedHealth Group Inc.	2.700%	7/15/20	14,640	15,338
	Unum Group	7.125%	9/30/16	13,498	13,619
	Real Estate Investment Trusts (1.5%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	30,197
	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	3.000%	2/6/19	22,495	22,664
	Boston Properties LP	3.700%	11/15/18	4,900	5,129
	Boston Properties LP	5.875%	10/15/19	32,163	36,332
	Brandywine Operating Partnership LP	5.700%	5/1/17	15,370	15,833
	Brandywine Operating Partnership LP	4.950%	4/15/18	21,275	22,250
	Brandywine Operating Partnership LP	3.950%	2/15/23	6,733	6,899
	Brixmor Operating Partnership LP	4.125%	6/15/26	20,060	20,784
7	Care Capital Properties LP	5.125%	8/15/26	9,860	9,998
	DDR Corp.	7.500%	4/1/17	289	301
	DDR Corp.	4.750%	4/15/18	29,245	30,478
	DDR Corp.	7.500%	7/15/18	2,500	2,756
	DDR Corp.	7.875%	9/1/20	7,085	8,564
	Digital Realty Trust LP	5.875%	2/1/20	20,227	22,740
	Digital Realty Trust LP	3.400%	10/1/20	22,047	23,063
	Digital Realty Trust LP	3.950%	7/1/22	34,798	36,918
	Digital Realty Trust LP	4.750%	10/1/25	6,622	7,209
	Duke Realty LP	6.500%	1/15/18	3,235	3,454
	Duke Realty LP	3.250%	6/30/26	4,402	4,524
	ERP Operating LP	5.750%	6/15/17	14,274	14,844
	ERP Operating LP	2.375%	7/1/19	4,875	4,999
	ERP Operating LP	4.750%	7/15/20	2,349	2,607
	Essex Portfolio LP	3.500%	4/1/25	14,862	15,523
	Federal Realty Investment Trust	2.550%	1/15/21	9,351	9,551
	HCP Inc.	6.700%	1/30/18	9,705	10,442
	HCP Inc.	2.625%	2/1/20	12,357	12,515
	HCP Inc.	4.000%	12/1/22	8,755	9,233
	HCP Inc.	4.250%	11/15/23	7,420	7,831
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,139	13,409
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	9,850	9,954
	Highwoods Realty LP	5.850%	3/15/17	4,425	4,549
	Kilroy Realty LP	4.800%	7/15/18	20,030	21,015
	Liberty Property LP	5.500%	12/15/16	27,672	28,099
	Liberty Property LP	4.750%	10/1/20	10,940	11,950
	Liberty Property LP	3.750%	4/1/25	3,575	3,705
	Omega Healthcare Investors Inc.	4.375%	8/1/23	40,500	40,905
	Omega Healthcare Investors Inc.	5.250%	1/15/26	44,043	46,465
10	Prologis International Funding II SA	1.876%	4/17/25	6,562	7,896
	Realty Income Corp.	2.000%	1/31/18	4,870	4,910
	Realty Income Corp.	5.750%	1/15/21	3,905	4,491
	Regency Centers LP	5.875%	6/15/17	10,274	10,736
	Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,447
	Simon Property Group LP	2.800%	1/30/17	22,815	22,912
	Simon Property Group LP	2.150%	9/15/17	1,572	1,587
	Simon Property Group LP	10.350%	4/1/19	10,565	12,804
	Simon Property Group LP	5.650%	2/1/20	16,085	18,206
	Simon Property Group LP	2.500%	9/1/20	11,153	11,559
	Simon Property Group LP	4.375%	3/1/21	7,375	8,191
	Ventas Realty LP	3.125%	6/15/23	11,328	11,510

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,467
	Weingarten Realty Investors	3.375%	10/15/22	9,088	9,350
	Weingarten Realty Investors	3.850%	6/1/25	6,445	6,687
	Welltower Inc.	4.700%	9/15/17	14,620	15,153
	Welltower Inc.	2.250%	3/15/18	15,769	15,940
	Welltower Inc.	4.125%	4/1/19	46,860	49,433
	Welltower Inc.	6.125%	4/15/20	14,650	16,658
	Welltower Inc.	4.000%	6/1/25	8,350	8,923
					14,552,166
Industrial (23.8%)
	Basic Industry (1.2%)
	Agrium Inc.	6.750%	1/15/19	24,905	27,685
	Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,273
	Air Products & Chemicals Inc.	4.375%	8/21/19	7,155	7,785
	Airgas Inc.	1.650%	2/15/18	23,552	23,667
	Airgas Inc.	2.375%	2/15/20	9,890	10,083
	Airgas Inc.	3.050%	8/1/20	12,510	12,966
	Albemarle Corp.	3.000%	12/1/19	4,880	4,974
9	BHP Billiton Finance Ltd.	3.750%	10/18/17	14,090	10,830
9	BHP Billiton Finance Ltd.	3.000%	3/30/20	14,320	10,926
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	3,874	3,881
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,574	68,713
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	35,646	36,613
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	13,920	14,125
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	36,339	41,188
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	7,867	8,406
	CF Industries Inc.	6.875%	5/1/18	38,450	41,574
	Dow Chemical Co.	8.550%	5/15/19	52,798	62,817
	Eastman Chemical Co.	2.400%	6/1/17	5,985	6,042
	Ecolab Inc.	3.000%	12/8/16	3,339	3,362
	EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	29,899
	EI du Pont de Nemours & Co.	4.625%	1/15/20	11,348	12,526
	Goldcorp Inc.	2.125%	3/15/18	14,640	14,675
10	LYB International Finance II BV	1.875%	3/2/22	5,945	7,012
	LyondellBasell Industries NV	5.000%	4/15/19	32,245	34,956
	Monsanto Co.	1.150%	6/30/17	9,770	9,777
	Monsanto Co.	5.125%	4/15/18	22,515	23,912
	Monsanto Co.	1.850%	11/15/18	3,000	3,022
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	28,554	29,256
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	11,456	12,929
	PPG Industries Inc.	2.300%	11/15/19	29,285	29,735
	Praxair Inc.	4.500%	8/15/19	29,565	32,458
	Praxair Inc.	4.050%	3/15/21	2,552	2,837
	Praxair Inc.	3.000%	9/1/21	4,900	5,218
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	4,880	5,861
	Vale Overseas Ltd.	5.625%	9/15/19	3,880	4,093
	Vale Overseas Ltd.	5.875%	6/10/21	9,975	10,362
	Capital Goods (1.8%)
	Boeing Co.	2.350%	10/30/21	750	782
	Caterpillar Financial Services Corp.	5.450%	4/15/18	45,680	49,011
	Caterpillar Financial Services Corp.	7.050%	10/1/18	6,360	7,122
	Caterpillar Financial Services Corp.	7.150%	2/15/19	47,540	54,264
	Caterpillar Financial Services Corp.	1.350%	5/18/19	72,415	72,804
	Caterpillar Financial Services Corp.	3.250%	12/1/24	2,360	2,543
	Caterpillar Inc.	7.900%	12/15/18	59,914	69,087
	Caterpillar Inc.	3.400%	5/15/24	11,695	12,689
	Crane Co.	2.750%	12/15/18	12,615	12,880
7	Embraer Overseas Ltd.	5.696%	9/16/23	10,379	10,963
7	Fortive Corp.	1.800%	6/15/19	6,250	6,293
	General Electric Capital Corp.	5.625%	5/1/18	5,855	6,333
	General Electric Capital Corp.	6.000%	8/7/19	6,806	7,775
	General Electric Capital Corp.	2.200%	1/9/20	22,527	23,241
	General Electric Capital Corp.	5.550%	5/4/20	54,502	62,755

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	4.375%	9/16/20	14,755	16,429
	General Electric Capital Corp.	4.625%	1/7/21	76,607	86,918
	General Electric Capital Corp.	5.300%	2/11/21	6,288	7,292
10	Honeywell International Inc.	1.300%	2/22/23	29,300	34,601
	Illinois Tool Works Inc.	3.375%	9/15/21	17,075	18,511
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	9,765	10,817
	John Deere Capital Corp.	5.350%	4/3/18	26,530	28,420
	John Deere Capital Corp.	5.750%	9/10/18	28,200	30,913
	John Deere Capital Corp.	2.375%	7/14/20	51,283	53,189
	John Deere Capital Corp.	2.450%	9/11/20	43,491	45,053
	John Deere Capital Corp.	2.550%	1/8/21	14,640	15,256
	John Deere Capital Corp.	2.800%	3/4/21	32,710	34,359
	John Deere Capital Corp.	3.900%	7/12/21	9,760	10,830
9	John Deere Financial Ltd.	3.500%	12/18/19	36,830	28,722
	L-3 Communications Corp.	3.950%	11/15/16	4,586	4,614
	L-3 Communications Corp.	1.500%	5/28/17	9,765	9,780
	L-3 Communications Corp.	5.200%	10/15/19	15,207	16,740
	Raytheon Co.	6.750%	3/15/18	20,028	21,857
	Raytheon Co.	6.400%	12/15/18	40,041	44,896
	Raytheon Co.	4.400%	2/15/20	2,070	2,293
	Raytheon Co.	3.125%	10/15/20	8,697	9,316
	Rockwell Automation Inc.	5.650%	12/1/17	4,885	5,158
	Roper Technologies Inc.	1.850%	11/15/17	21,480	21,614
	Roper Technologies Inc.	2.050%	10/1/18	9,590	9,708
	United Rentals North America Inc.	4.625%	7/15/23	21,790	22,226
	United Rentals North America Inc.	5.875%	9/15/26	6,720	6,972
	Communication (2.9%)
	21st Century Fox America Inc.	7.250%	5/18/18	7,205	7,946
	21st Century Fox America Inc.	6.900%	3/1/19	6,840	7,754
	21st Century Fox America Inc.	4.500%	2/15/21	4,850	5,430
	America Movil SAB de CV	2.375%	9/8/16	16,009	16,017
	America Movil SAB de CV	5.625%	11/15/17	29,869	31,443
	America Movil SAB de CV	5.000%	10/16/19	13,343	14,729
	America Movil SAB de CV	5.000%	3/30/20	61,948	69,008
	American Tower Corp.	4.500%	1/15/18	19,490	20,375
	American Tower Corp.	3.400%	2/15/19	29,451	30,908
	American Tower Corp.	2.800%	6/1/20	28,800	29,716
	American Tower Corp.	3.300%	2/15/21	31,523	33,159
	AT&T Inc.	2.400%	8/15/16	16,141	16,149
	AT&T Inc.	2.400%	3/15/17	9,181	9,259
11	AT&T Inc.	5.875%	4/28/17	28,800	39,586
	AT&T Inc.	1.700%	6/1/17	15,250	15,319
	AT&T Inc.	1.400%	12/1/17	24,400	24,439
	AT&T Inc.	5.500%	2/1/18	31,834	33,842
	AT&T Inc.	5.600%	5/15/18	6,038	6,492
	AT&T Inc.	5.800%	2/15/19	27,420	30,322
	AT&T Inc.	5.875%	10/1/19	46,760	53,044
	AT&T Inc.	5.200%	3/15/20	38,057	42,633
	AT&T Inc.	2.450%	6/30/20	18,500	18,963
	AT&T Inc.	4.600%	2/15/21	4,762	5,273
	British Telecommunications plc	2.350%	2/14/19	14,785	15,120
10	British Telecommunications plc	1.750%	3/10/26	6,600	7,963
	CBS Corp.	4.625%	5/15/18	2,690	2,830
	CBS Corp.	2.300%	8/15/19	1,980	2,006
	Comcast Cable Communications LLC	8.875%	5/1/17	24,479	25,918
	Comcast Corp.	6.500%	1/15/17	26,164	26,845
	Comcast Corp.	6.300%	11/15/17	12,729	13,597
	Comcast Corp.	5.875%	2/15/18	17,672	18,991
	Crown Castle International Corp.	3.400%	2/15/21	31,300	32,826
7	Deutsche Telekom International Finance BV	2.250%	3/6/17	18,870	18,984
	Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	11,982
	Deutsche Telekom International Finance BV	6.000%	7/8/19	14,550	16,391
	Electronic Arts Inc.	3.700%	3/1/21	14,650	15,612

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Grupo Televisa SAB	6.000%	5/15/18	10,931	11,794
	Grupo Televisa SAB	6.625%	3/18/25	4,900	6,112
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,000	2,015
7	KT Corp.	1.750%	4/22/17	34,185	34,218
	Moody's Corp.	2.750%	7/15/19	56,407	58,194
	Moody's Corp.	5.500%	9/1/20	8,645	9,797
	NBCUniversal Media LLC	5.150%	4/30/20	26,240	29,872
	Omnicom Group Inc.	6.250%	7/15/19	5,860	6,661
	Omnicom Group Inc.	4.450%	8/15/20	15,502	17,123
	Orange SA	2.750%	9/14/16	18,127	18,165
	Orange SA	2.750%	2/6/19	29,240	30,089
	Qwest Corp.	6.500%	6/1/17	9,653	9,981
7	SES Global Americas Holdings GP	2.500%	3/25/19	53,705	54,063
7	Sky plc	2.625%	9/16/19	12,200	12,426
	Telefonica Emisiones SAU	6.221%	7/3/17	11,382	11,838
9	Telstra Corp. Ltd.	4.500%	11/13/18	28,920	22,909
9	Telstra Corp. Ltd.	4.000%	9/16/22	5,000	4,032
	Thomson Reuters Corp.	1.300%	2/23/17	15,180	15,204
	Thomson Reuters Corp.	6.500%	7/15/18	27,270	29,832
	Time Warner Cable Inc.	5.850%	5/1/17	29,200	30,139
	Time Warner Cable Inc.	8.750%	2/14/19	18,305	21,287
	Time Warner Cable Inc.	8.250%	4/1/19	23,445	27,206
	Verizon Communications Inc.	5.500%	2/15/18	6,265	6,673
	Verizon Communications Inc.	6.100%	4/15/18	16,606	17,989
	Verizon Communications Inc.	3.650%	9/14/18	36,333	38,140
	Verizon Communications Inc.	1.375%	8/15/19	19,500	19,557
	Verizon Communications Inc.	2.625%	2/21/20	50,782	52,708
	Verizon Communications Inc.	4.500%	9/15/20	92,180	102,540
	Verizon Communications Inc.	4.600%	4/1/21	7,800	8,782
	Verizon Communications Inc.	1.750%	8/15/21	9,700	9,703
	Verizon Communications Inc.	3.000%	11/1/21	15,741	16,647
	Verizon Communications Inc.	2.625%	8/15/26	16,000	15,951
	Viacom Inc.	2.500%	12/15/16	9,880	9,919
	Viacom Inc.	6.125%	10/5/17	10,695	11,260
	Viacom Inc.	2.500%	9/1/18	13,895	14,085
	Viacom Inc.	5.625%	9/15/19	3,195	3,543
	Viacom Inc.	4.250%	9/1/23	14,650	15,565
	Vodafone Group plc	1.250%	9/26/17	21,359	21,357
	Vodafone Group plc	5.450%	6/10/19	4,900	5,423
	Vodafone Group plc	2.950%	2/19/23	13,700	14,108
	Consumer Cyclical (3.8%)
	Alibaba Group Holding Ltd.	1.625%	11/28/17	37,630	37,906
	Alibaba Group Holding Ltd.	2.500%	11/28/19	19,064	19,384
	American Honda Finance Corp.	1.125%	10/7/16	19,816	19,832
	American Honda Finance Corp.	0.950%	5/5/17	15,960	15,969
	American Honda Finance Corp.	1.600%	7/13/18	10,770	10,886
	American Honda Finance Corp.	2.125%	10/10/18	18,825	19,258
	American Honda Finance Corp.	1.700%	2/22/19	14,050	14,263
	American Honda Finance Corp.	2.250%	8/15/19	41,660	42,940
	American Honda Finance Corp.	2.450%	9/24/20	16,675	17,334
	AutoNation Inc.	3.350%	1/15/21	4,970	5,079
	AutoZone Inc.	7.125%	8/1/18	19,022	21,066
	AutoZone Inc.	1.625%	4/21/19	8,345	8,398
	Block Financial LLC	4.125%	10/1/20	9,807	10,207
7	BMW US Capital LLC	1.500%	4/11/19	23,425	23,582
7	BMW US Capital LLC	2.000%	4/11/21	29,975	30,480
	Brinker International Inc.	2.600%	5/15/18	4,160	4,198
	CVS Health Corp.	1.900%	7/20/18	24,415	24,751
	CVS Health Corp.	2.250%	12/5/18	24,400	25,024
	CVS Health Corp.	2.800%	7/20/20	128,707	134,800
7	Daimler Finance North America LLC	2.950%	1/11/17	16,915	17,061
7	Daimler Finance North America LLC	1.125%	3/10/17	27,650	27,666
7	Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,822

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Daimler Finance North America LLC	1.375%	8/1/17	19,525	19,528
	Delphi Automotive plc	3.150%	11/19/20	14,635	15,218
	Dollar General Corp.	4.125%	7/15/17	12,850	13,191
	Dollar General Corp.	1.875%	4/15/18	9,965	10,055
7	Experian Finance plc	2.375%	6/15/17	35,430	35,637
10	FCA Capital Ireland plc	1.250%	9/23/20	3,100	3,559
	Ford Motor Credit Co. LLC	3.000%	6/12/17	29,245	29,630
	Ford Motor Credit Co. LLC	6.625%	8/15/17	69,932	73,513
	Ford Motor Credit Co. LLC	2.145%	1/9/18	14,665	14,784
	Ford Motor Credit Co. LLC	2.375%	1/16/18	14,635	14,800
	Ford Motor Credit Co. LLC	5.000%	5/15/18	82,795	87,470
	Ford Motor Credit Co. LLC	2.240%	6/15/18	14,650	14,811
9	Ford Motor Credit Co. LLC	4.050%	12/10/18	51,220	39,683
	Ford Motor Credit Co. LLC	2.375%	3/12/19	5,460	5,542
	Ford Motor Credit Co. LLC	2.597%	11/4/19	7,615	7,780
	Ford Motor Credit Co. LLC	2.459%	3/27/20	19,535	19,798
9	Ford Motor Credit Co. LLC	3.588%	6/2/20	41,976	32,228
	Ford Motor Credit Co. LLC	3.157%	8/4/20	14,310	14,780
	Ford Motor Credit Co. LLC	3.200%	1/15/21	13,597	14,104
	Ford Motor Credit Co. LLC	3.336%	3/18/21	39,030	40,735
	General Motors Co.	3.500%	10/2/18	36,615	37,805
	General Motors Financial Co. Inc.	2.625%	7/10/17	19,525	19,720
	General Motors Financial Co. Inc.	4.750%	8/15/17	975	1,004
	General Motors Financial Co. Inc.	3.250%	5/15/18	64,135	65,418
	General Motors Financial Co. Inc.	6.750%	6/1/18	48,840	52,991
	General Motors Financial Co. Inc.	3.100%	1/15/19	5,220	5,324
	General Motors Financial Co. Inc.	2.400%	5/9/19	34,170	34,255
	General Motors Financial Co. Inc.	3.500%	7/10/19	18,688	19,295
	General Motors Financial Co. Inc.	3.200%	7/13/20	39,065	39,846
	General Motors Financial Co. Inc.	3.700%	11/24/20	23,420	24,357
	General Motors Financial Co. Inc.	4.200%	3/1/21	19,515	20,588
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,094	16,241
7	Harley-Davidson Financial Services Inc.	1.550%	11/17/17	3,415	3,426
7	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,765	9,940
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	10,800	10,962
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	3,665	4,018
7	Hyundai Capital America	4.000%	6/8/17	10,785	11,016
	Lowe's Cos. Inc.	1.625%	4/15/17	39,826	40,036
	Lowe's Cos. Inc.	1.150%	4/15/19	12,150	12,245
	Lowe's Cos. Inc.	4.625%	4/15/20	19,120	21,042
	Macy's Retail Holdings Inc.	5.900%	12/1/16	12,254	12,453
	Macy's Retail Holdings Inc.	7.450%	7/15/17	5,204	5,505
	Macy's Retail Holdings Inc.	3.450%	1/15/21	19,515	20,456
	Marriott International Inc.	6.375%	6/15/17	9,837	10,263
	Marriott International Inc.	3.000%	3/1/19	12,200	12,587
	MasterCard Inc.	2.000%	4/1/19	9,620	9,843
	McDonald's Corp.	2.100%	12/7/18	11,710	11,964
	McDonald's Corp.	2.750%	12/9/20	19,515	20,418
7	Nissan Motor Acceptance Corp.	2.000%	3/8/19	31,275	31,636
	Nordstrom Inc.	6.250%	1/15/18	10,330	11,059
	PACCAR Financial Corp.	1.750%	8/14/18	6,635	6,731
	PACCAR Financial Corp.	2.200%	9/15/19	19,025	19,497
	PACCAR Financial Corp.	2.500%	8/14/20	2,930	3,021
10	Priceline Group Inc.	1.800%	3/3/27	5,590	6,247
	QVC Inc.	3.125%	4/1/19	9,770	10,034
	Starbucks Corp.	2.100%	2/4/21	12,420	12,824
	TJX Cos. Inc.	6.950%	4/15/19	13,700	15,764
	TJX Cos. Inc.	2.750%	6/15/21	28,260	29,880
	Toyota Motor Credit Corp.	1.450%	1/12/18	27,350	27,526
	Toyota Motor Credit Corp.	1.550%	7/13/18	14,740	14,876
	Toyota Motor Credit Corp.	2.000%	10/24/18	10,745	10,953
	Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,961
	Toyota Motor Credit Corp.	2.125%	7/18/19	40,515	41,559
	VF Corp.	5.950%	11/1/17	5,860	6,210

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Visa Inc.	1.200%	12/14/17	33,170	33,310
	Visa Inc.	2.200%	12/14/20	82,930	85,644
9	Volkswagen Financial Services Australia Pty Ltd.	4.250%	4/4/18	3,150	2,440
9	Volkswagen Financial Services Australia Pty Ltd.	3.250%	8/13/19	9,710	7,404
7	Volkswagen Group of America Finance LLC	1.250%	5/23/17	28,215	28,134
7	Volkswagen Group of America Finance LLC	1.600%	11/20/17	6,205	6,204
7	Volkswagen Group of America Finance LLC	1.650%	5/22/18	3,465	3,463
7	Volkswagen Group of America Finance LLC	2.125%	5/23/19	7,000	7,053
4,10	Volkswagen International Finance NV	2.500%	12/29/49	3,250	3,485
	Wal-Mart Stores Inc.	3.625%	7/8/20	29,565	32,341
	Wal-Mart Stores Inc.	3.250%	10/25/20	19,080	20,684
	Walgreens Boots Alliance Inc.	1.750%	5/30/18	18,060	18,207
11	Walgreens Boots Alliance Inc.	2.875%	11/20/20	6,661	9,259
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	19,350	19,833
	Walgreens Boots Alliance Inc.	3.100%	6/1/23	6,710	6,946
7	Wesfarmers Ltd.	1.874%	3/20/18	17,250	17,336
	Consumer Noncyclical (5.7%)
	AbbVie Inc.	1.800%	5/14/18	126,410	127,434
	AbbVie Inc.	2.000%	11/6/18	16,862	17,079
	AbbVie Inc.	2.500%	5/14/20	90,080	92,527
	AbbVie Inc.	2.300%	5/14/21	29,085	29,663
	Actavis Funding SCS	2.350%	3/12/18	71,911	72,737
	Actavis Funding SCS	2.450%	6/15/19	9,765	9,990
	Actavis Funding SCS	3.000%	3/12/20	153,863	159,348
	Actavis Inc.	1.875%	10/1/17	20,626	20,774
	Actavis Inc.	6.125%	8/15/19	9,765	11,008
	Agilent Technologies Inc.	6.500%	11/1/17	2,257	2,370
	Agilent Technologies Inc.	5.000%	7/15/20	24,885	27,763
	Allergan Inc.	1.350%	3/15/18	7,800	7,772
	Altria Group Inc.	9.250%	8/6/19	69,792	85,817
	Altria Group Inc.	4.750%	5/5/21	20,162	23,145
	AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,749
	Amgen Inc.	5.850%	6/1/17	57,272	59,512
	Amgen Inc.	5.700%	2/1/19	7,895	8,738
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	4,918
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,275	5,422
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	9,196
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	2,345	2,352
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	47,300	48,035
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	16,210	16,577
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	190,770	197,542
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	35,050	37,474
10	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	1,300	1,920
10	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	6,300	8,623
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	32,250	37,177
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	35,850	40,447
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	7,900	8,119
	Baxalta Inc.	2.875%	6/23/20	61,970	62,817
4,10	Bayer AG	2.375%	4/2/75	7,475	7,971
7	Bayer US Finance LLC	1.500%	10/6/17	19,525	19,546
7	Bayer US Finance LLC	2.375%	10/8/19	9,765	9,997
	Biogen Inc.	6.875%	3/1/18	4,880	5,321
	Biogen Inc.	2.900%	9/15/20	60,637	63,410
	Boston Scientific Corp.	2.650%	10/1/18	20,960	21,503
	Boston Scientific Corp.	2.850%	5/15/20	14,600	15,145
10	Bunge Finance Europe BV	1.850%	6/16/23	23,008	27,287
	Cardinal Health Inc.	1.900%	6/15/17	6,830	6,881
	Cardinal Health Inc.	1.700%	3/15/18	20,540	20,685
7	Cargill Inc.	1.900%	3/1/17	24,886	25,044
7	Cargill Inc.	6.000%	11/27/17	12,295	13,075
7	Cargill Inc.	7.350%	3/6/19	24,500	28,248
7	Cargill Inc.	3.250%	11/15/21	9,750	10,452
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,954

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Clorox Co.	5.950%	10/15/17	4,880	5,164
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	20,600	20,969
	ConAgra Foods Inc.	5.819%	6/15/17	2,977	3,090
	ConAgra Foods Inc.	1.900%	1/25/18	46,240	46,612
	ConAgra Foods Inc.	2.100%	3/15/18	2,811	2,865
	ConAgra Foods Inc.	7.000%	4/15/19	782	886
	ConAgra Foods Inc.	4.950%	8/15/20	6,236	7,017
	ConAgra Foods Inc.	3.200%	1/25/23	19,158	19,996
	Constellation Brands Inc.	3.875%	11/15/19	9,750	10,298
	Constellation Brands Inc.	3.750%	5/1/21	5,130	5,412
	Constellation Brands Inc.	4.750%	12/1/25	3,470	3,761
	Covidien International Finance SA	6.000%	10/15/17	48,915	51,839
	Danaher Corp.	5.400%	3/1/19	17,445	19,299
10	DH Europe Finance SA	1.700%	1/4/22	2,730	3,284
10	DH Europe Finance SA	2.500%	7/8/25	16,500	21,220
	Diageo Capital plc	1.125%	4/29/18	7,115	7,115
	Dignity Health California GO	2.637%	11/1/19	2,000	2,058
	Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,991
	Express Scripts Holding Co.	3.300%	2/25/21	12,200	12,897
	Express Scripts Holding Co.	3.000%	7/15/23	14,600	14,838
	General Mills Inc.	5.700%	2/15/17	9,110	9,337
	General Mills Inc.	5.650%	2/15/19	14,700	16,321
	Gilead Sciences Inc.	2.550%	9/1/20	56,600	58,888
	Gilead Sciences Inc.	4.400%	12/1/21	9,780	11,080
	Hershey Co.	1.600%	8/21/18	23,180	23,420
	Ingredion Inc.	1.800%	9/25/17	5,855	5,893
	JM Smucker Co.	1.750%	3/15/18	26,400	26,586
	JM Smucker Co.	2.500%	3/15/20	19,095	19,653
	Kellogg Co.	3.250%	4/1/26	6,750	7,061
	Kraft Foods Group Inc.	2.250%	6/5/17	6,275	6,331
	Kraft Foods Group Inc.	6.125%	8/23/18	14,240	15,590
7	Kraft Heinz Foods Co.	3.950%	7/15/25	2,900	3,195
7	Kraft Heinz Foods Co.	3.000%	6/1/26	9,675	9,903
7	Kraft Heinz Foods Co.	4.375%	6/1/46	8,800	9,575
	Laboratory Corp. of America Holdings	2.625%	2/1/20	9,765	10,005
	McCormick & Co. Inc.	3.900%	7/15/21	4,500	4,947
	McKesson Corp.	5.700%	3/1/17	5,675	5,826
	McKesson Corp.	2.284%	3/15/19	34,250	35,011
	Mead Johnson Nutrition Co.	3.000%	11/15/20	24,500	25,817
	Medtronic Inc.	1.500%	3/15/18	28,725	28,960
	Medtronic Inc.	2.500%	3/15/20	75,710	78,735
	Medtronic Inc.	3.150%	3/15/22	19,500	20,929
	Medtronic Inc.	3.625%	3/15/24	7,512	8,301
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,320	8,125
10	Molson Coors Brewing Co.	1.250%	7/15/24	11,900	13,716
	Mondelez International Inc.	2.250%	2/1/19	21,570	22,063
10	Mondelez International Inc.	1.625%	3/8/27	5,000	5,720
7	Mylan NV	3.000%	12/15/18	29,270	30,145
7	Mylan NV	3.150%	6/15/21	58,575	60,502
	Newell Brands Inc.	2.600%	3/29/19	17,500	18,001
	Newell Brands Inc.	3.150%	4/1/21	14,600	15,308
	Newell Brands Inc.	3.850%	4/1/23	19,500	20,840
	Newell Brands Inc.	5.375%	4/1/36	5,150	6,215
	PepsiCo Inc.	5.000%	6/1/18	13,670	14,710
	PepsiCo Inc.	7.900%	11/1/18	13,680	15,747
	PepsiCo Inc.	2.250%	1/7/19	7,900	8,143
	PepsiCo Inc.	4.500%	1/15/20	23,505	26,082
	PepsiCo Inc.	1.850%	4/30/20	43,850	44,641
	Perrigo Co. plc	2.300%	11/8/18	14,645	14,721
	Pharmacia Corp.	6.500%	12/1/18	8,300	9,303
	Philip Morris International Inc.	1.125%	8/21/17	4,975	4,982
	Quest Diagnostics Inc.	2.700%	4/1/19	19,535	20,105
	Reynolds American Inc.	3.500%	8/4/16	19,170	19,172
	Reynolds American Inc.	8.125%	6/23/19	49,853	59,022

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Reynolds American Inc.	3.250%	6/12/20	16,445	17,397
7	Roche Holdings Inc.	2.250%	9/30/19	29,295	30,213
	St. Jude Medical Inc.	2.800%	9/15/20	18,990	19,699
	Stryker Corp.	1.300%	4/1/18	11,850	11,864
	Stryker Corp.	2.000%	3/8/19	24,500	24,920
	Stryker Corp.	2.625%	3/15/21	24,300	25,213
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	38,645	38,803
	Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	68,340	68,744
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	48,815	49,082
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	16,650	16,935
	The Kroger Co.	1.200%	10/17/16	6,840	6,846
	The Kroger Co.	2.200%	1/15/17	6,895	6,934
	The Kroger Co.	6.800%	12/15/18	5,950	6,691
	The Kroger Co.	2.000%	1/15/19	14,700	14,935
	The Kroger Co.	2.300%	1/15/19	31,250	31,951
	The Kroger Co.	6.150%	1/15/20	10,250	11,804
	The Kroger Co.	2.600%	2/1/21	19,550	20,322
	The Kroger Co.	2.950%	11/1/21	9,760	10,322
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	14,600	14,824
10	Thermo Fisher Scientific Inc.	2.000%	4/15/25	6,500	7,863
	Tyson Foods Inc.	2.650%	8/15/19	75,523	77,601
	Tyson Foods Inc.	4.500%	6/15/22	9,035	10,029
	Wyeth LLC	5.450%	4/1/17	3,270	3,373
	Zoetis Inc.	1.875%	2/1/18	3,640	3,655
	Zoetis Inc.	3.450%	11/13/20	11,710	12,249
	Energy (4.2%)
	Anadarko Petroleum Corp.	6.375%	9/15/17	12,242	12,822
	Anadarko Petroleum Corp.	4.850%	3/15/21	21,408	22,654
	Anadarko Petroleum Corp.	3.450%	7/15/24	6,800	6,645
	Anadarko Petroleum Corp.	6.600%	3/15/46	7,800	9,021
	BP Capital Markets plc	2.248%	11/1/16	37,575	37,695
	BP Capital Markets plc	1.846%	5/5/17	41,475	41,695
	BP Capital Markets plc	1.375%	11/6/17	19,450	19,510
	BP Capital Markets plc	1.375%	5/10/18	54,438	54,549
	BP Capital Markets plc	2.241%	9/26/18	24,638	25,178
9	BP Capital Markets plc	4.750%	11/15/18	18,250	14,435
	BP Capital Markets plc	4.750%	3/10/19	30,289	32,935
	BP Capital Markets plc	1.676%	5/3/19	10,250	10,355
	BP Capital Markets plc	2.237%	5/10/19	24,500	25,126
	BP Capital Markets plc	2.315%	2/13/20	53,650	55,084
	BP Capital Markets plc	4.500%	10/1/20	25,425	28,247
	BP Capital Markets plc	3.062%	3/17/22	10,714	11,256
	BP Capital Markets plc	2.750%	5/10/23	8,508	8,626
	BP Capital Markets plc	3.814%	2/10/24	13,465	14,551
	Chevron Corp.	1.365%	3/2/18	35,945	36,101
	Chevron Corp.	1.718%	6/24/18	45,361	45,920
	Chevron Corp.	4.950%	3/3/19	25,050	27,341
	Chevron Corp.	2.193%	11/15/19	9,800	10,056
	Chevron Corp.	1.961%	3/3/20	41,685	42,465
	Chevron Corp.	2.427%	6/24/20	25,000	25,850
	Chevron Corp.	2.419%	11/17/20	58,500	60,592
	ConocoPhillips	5.750%	2/1/19	15,776	17,287
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	34,390
	ConocoPhillips Co.	2.200%	5/15/20	7,230	7,276
	ConocoPhillips Co.	4.200%	3/15/21	70,430	75,131
	ConocoPhillips Co.	2.875%	11/15/21	9,750	9,909
	ConocoPhillips Co.	4.950%	3/15/26	9,750	10,833
	Devon Energy Corp.	4.000%	7/15/21	19,530	19,921
	Devon Energy Corp.	3.250%	5/15/22	11,700	11,337
	Dominion Gas Holdings LLC	2.500%	12/15/19	21,500	22,051
	Dominion Gas Holdings LLC	2.800%	11/15/20	11,700	12,124
	Dominion Gas Holdings LLC	3.550%	11/1/23	12,700	13,427
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,283	10,539

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Enbridge Energy Partners LP	4.375%	10/15/20	975	1,016
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,860	1,474
	Energy Transfer Partners LP	6.125%	2/15/17	19,467	19,911
	Energy Transfer Partners LP	2.500%	6/15/18	19,050	19,099
	Energy Transfer Partners LP	6.700%	7/1/18	40,929	44,031
	Energy Transfer Partners LP	4.150%	10/1/20	49,725	51,819
	Energy Transfer Partners LP	4.650%	6/1/21	21,985	22,896
	Energy Transfer Partners LP	5.200%	2/1/22	7,883	8,416
	Enterprise Products Operating LLC	1.650%	5/7/18	33,561	33,731
	Enterprise Products Operating LLC	6.500%	1/31/19	1,025	1,146
	Enterprise Products Operating LLC	2.550%	10/15/19	2,930	3,019
	Enterprise Products Operating LLC	5.250%	1/31/20	17,283	19,264
	Enterprise Products Operating LLC	5.200%	9/1/20	24,537	27,706
	EOG Resources Inc.	5.875%	9/15/17	2,950	3,097
	EOG Resources Inc.	5.625%	6/1/19	16,611	18,289
	EOG Resources Inc.	2.450%	4/1/20	11,528	11,746
	EOG Resources Inc.	4.400%	6/1/20	40,290	43,644
	EOG Resources Inc.	4.100%	2/1/21	10,750	11,632
	EOG Resources Inc.	2.625%	3/15/23	8,571	8,581
	Exxon Mobil Corp.	1.912%	3/6/20	29,700	30,353
	Exxon Mobil Corp.	4.114%	3/1/46	3,435	3,876
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	15,595	15,752
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	4,875	5,499
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	17,870	20,017
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,875	5,278
	Kinder Morgan Inc.	7.000%	6/15/17	23,460	24,403
	Kinder Morgan Inc.	7.250%	6/1/18	22,550	24,412
	Kinder Morgan Inc.	3.050%	12/1/19	8,000	8,159
	Marathon Oil Corp.	5.900%	3/15/18	13,565	14,192
	Marathon Oil Corp.	2.700%	6/1/20	22,270	21,129
	Nabors Industries Inc.	2.350%	9/15/16	16,600	16,583
	Nabors Industries Inc.	6.150%	2/15/18	19,540	20,346
	Occidental Petroleum Corp.	1.500%	2/15/18	50,620	50,821
	Occidental Petroleum Corp.	2.600%	4/15/22	30,565	31,375
	Occidental Petroleum Corp.	3.400%	4/15/26	4,375	4,602
	ONEOK Partners LP	2.000%	10/1/17	975	976
	ONEOK Partners LP	3.200%	9/15/18	11,720	11,964
	Petro-Canada	6.050%	5/15/18	4,885	5,245
	Phillips 66	2.950%	5/1/17	46,040	46,660
	Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	5,029
	Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	13,760
	Pioneer Natural Resources Co.	3.450%	1/15/21	24,400	25,242
	Shell International Finance BV	5.200%	3/22/17	14,225	14,603
	Shell International Finance BV	1.900%	8/10/18	9,775	9,910
	Shell International Finance BV	1.625%	11/10/18	14,500	14,620
	Shell International Finance BV	2.000%	11/15/18	15,675	15,955
	Shell International Finance BV	1.375%	5/10/19	31,750	31,810
	Shell International Finance BV	4.300%	9/22/19	10,797	11,770
	Shell International Finance BV	2.125%	5/11/20	53,700	55,088
	Shell International Finance BV	2.250%	11/10/20	48,750	50,341
	Shell International Finance BV	1.875%	5/10/21	48,500	48,979
	Shell International Finance BV	3.250%	5/11/25	14,000	14,817
	Shell International Finance BV	2.875%	5/10/26	6,500	6,656
	Shell International Finance BV	4.000%	5/10/46	7,800	7,986
7	Southern Natural Gas Co. LLC	5.900%	4/1/17	11,453	11,719
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	6,395	6,895
	Spectra Energy Partners LP	2.950%	9/25/18	9,770	9,979
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	24,960	26,387
	Total Capital Canada Ltd.	1.450%	1/15/18	43,977	44,221
	Total Capital International SA	1.500%	2/17/17	28,278	28,356
	Total Capital International SA	1.550%	6/28/17	17,925	17,972
	Total Capital International SA	2.125%	1/10/19	39,500	40,245
	Total Capital International SA	2.100%	6/19/19	14,600	14,939

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
9	Total Capital International SA	4.250%	11/26/21	5,378	4,340
	Total Capital SA	2.125%	8/10/18	11,627	11,835
	Total Capital SA	4.450%	6/24/20	16,550	18,357
	Total Capital SA	4.250%	12/15/21	19,525	21,878
4,10	TOTAL SA	2.625%	12/29/49	4,540	4,817
	Transocean Inc.	6.800%	12/15/16	60,726	60,878
	Transocean Inc.	3.750%	10/15/17	65,947	64,298
	Valero Energy Corp.	6.125%	6/15/17	9,010	9,379
	Williams Partners LP	5.250%	3/15/20	14,650	15,401
	Williams Partners LP	4.000%	11/15/21	4,150	4,217
7	Woodside Finance Ltd.	8.750%	3/1/19	15,850	18,405
	Other Industrial (0.4%)
10	CK Hutchison Finance 16 Ltd.	1.250%	4/6/23	6,700	7,636
10	Fluor Corp.	1.750%	3/21/23	32,440	38,805
10	Hutchison Whampoa Europe Finance 12 Ltd.	3.625%	6/6/22	11,183	14,529
7	Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	10,320	10,940
7	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	118,427	136,859
7	Hutchison Whampoa International 14 Ltd.	1.625%	10/31/17	40,045	40,201
	Technology (2.6%)
	Adobe Systems Inc.	4.750%	2/1/20	20,025	22,143
	Altera Corp.	2.500%	11/15/18	50,500	52,161
	Amphenol Corp.	2.550%	1/30/19	9,127	9,308
	Apple Inc.	1.300%	2/23/18	14,635	14,735
	Apple Inc.	2.100%	5/6/19	48,285	49,612
6,9	Apple Inc.	2.638%	8/28/19	47,190	35,708
9	Apple Inc.	2.850%	8/28/19	34,710	26,791
	Apple Inc.	1.550%	2/7/20	19,535	19,747
	Apple Inc.	2.000%	5/6/20	25,650	26,312
	Apple Inc.	2.250%	2/23/21	100,900	104,475
	Apple Inc.	2.850%	5/6/21	37,000	39,244
	Apple Inc.	1.550%	8/4/21	35,000	35,078
	Applied Materials Inc.	2.625%	10/1/20	23,420	24,302
	Autodesk Inc.	3.125%	6/15/20	11,300	11,616
	Baidu Inc.	2.250%	11/28/17	16,615	16,782
	Baidu Inc.	3.250%	8/6/18	31,200	31,998
	Baidu Inc.	2.750%	6/9/19	17,575	17,926
	CA Inc.	3.600%	8/1/20	10,730	11,199
	Cisco Systems Inc.	4.450%	1/15/20	27,210	30,128
	Cisco Systems Inc.	2.200%	2/28/21	43,910	45,314
	Corning Inc.	6.625%	5/15/19	5,575	6,254
	Corning Inc.	4.250%	8/15/20	5,930	6,401
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	78,090	80,330
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	67,815	70,909
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.875%	6/15/21	9,970	10,419
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	7.125%	6/15/24	9,970	10,718
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	6,560	7,427
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	6,560	7,506
	EMC Corp.	1.875%	6/1/18	16,210	16,062
	EMC Corp.	2.650%	6/1/20	20,460	20,200
	Equifax Inc.	6.300%	7/1/17	4,880	5,094
	Equifax Inc.	2.300%	6/1/21	6,830	6,919
	Fidelity National Information Services Inc.	1.450%	6/5/17	18,406	18,406
	Fidelity National Information Services Inc.	2.000%	4/15/18	3,015	3,031
	Fidelity National Information Services Inc.	2.850%	10/15/18	36,474	37,393
	Fidelity National Information Services Inc.	3.625%	10/15/20	44,500	47,318
	Fiserv Inc.	2.700%	6/1/20	12,151	12,611
7	Hewlett Packard Enterprise Co.	2.450%	10/5/17	38,540	39,009
7	Hewlett Packard Enterprise Co.	2.850%	10/5/18	45,105	46,296
7	Hewlett Packard Enterprise Co.	3.600%	10/15/20	65,207	68,866
	Intel Corp.	1.950%	10/1/16	7,566	7,582
	Intel Corp.	1.350%	12/15/17	28,503	28,677
9	Intel Corp.	3.250%	12/1/19	16,670	12,936
	Intel Corp.	2.450%	7/29/20	19,700	20,575

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Intel Corp.	3.300%	10/1/21	2,495	2,723
	International Business Machines Corp.	5.700%	9/14/17	25,910	27,295
	International Business Machines Corp.	7.625%	10/15/18	6,040	6,884
	KLA-Tencor Corp.	2.375%	11/1/17	13,845	13,953
	KLA-Tencor Corp.	3.375%	11/1/19	3,625	3,750
	Lam Research Corp.	2.750%	3/15/20	24,420	25,147
	Oracle Corp.	2.375%	1/15/19	38,718	39,912
	Oracle Corp.	5.000%	7/8/19	16,368	18,116
	Pitney Bowes Inc.	5.750%	9/15/17	687	713
	Pitney Bowes Inc.	5.600%	3/15/18	4,880	5,169
	Seagate HDD Cayman	3.750%	11/15/18	13,715	13,955
	Total System Services Inc.	3.800%	4/1/21	24,521	26,033
	Tyco Electronics Group SA	6.550%	10/1/17	8,270	8,768
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,737
	Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,746
	Xilinx Inc.	2.125%	3/15/19	19,555	19,809
	Transportation (1.2%)
4,7	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	17,270	17,270
4,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	23,506	23,270
4,7	American Airlines 2016-2 Class B Pass Through Trust	4.375%	6/15/24	18,419	18,603
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	8,095	8,793
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	24,850	27,740
	Canadian National Railway Co.	5.850%	11/15/17	14,960	15,872
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	1,684	1,717
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	868	894
4	Continental Airlines 1998-1 Class B Pass Through Trust	6.748%	9/15/18	3,539	3,650
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	389	402
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	3,352	3,745
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	12,000	13,440
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	2,601	2,692
	Continental Airlines 2012-3 Class C Pass Thru
	Certificates	6.125%	4/29/18	49,605	52,271
4	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	21,387	24,381
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	35,821	41,821
4	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	10,222	11,653
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	23,486	26,715
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	8,540	9,149
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	4,399	4,662
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,241	2,392
7	ERAC USA Finance LLC	6.375%	10/15/17	31,967	33,790
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	17,047
7	ERAC USA Finance LLC	2.350%	10/15/19	11,715	11,902
7	HPHT Finance 15 Ltd.	2.250%	3/17/18	29,305	29,493
	JB Hunt Transport Services Inc.	2.400%	3/15/19	5,100	5,160
[4,6,13]	JetBlue Airways 2004-2 G-2 Pass Through Trust	1.076%	5/15/18	9,655	9,634
	Kansas City Southern	2.350%	5/15/20	9,570	9,614
4	Northwest Airlines 2007-1 Class B Pass Through Trust	8.028%	11/1/17	22,010	23,550
9	Qantas Airways Ltd.	7.500%	6/11/21	39,580	34,279
9	Qantas Airways Ltd.	7.750%	5/19/22	17,000	15,110
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	13,502	14,920
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,798	5,482
4	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	14,650	14,705
4	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	19,333	20,710
	Union Pacific Corp.	5.750%	11/15/17	9,624	10,198
	Union Pacific Corp.	5.700%	8/15/18	28,989	31,609
	Union Pacific Corp.	2.250%	2/15/19	15,645	16,044
	Union Pacific Corp.	1.800%	2/1/20	8,400	8,536
	Union Pacific Corp.	2.250%	6/19/20	24,425	25,100
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,668
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	7,387	8,033
7	WestJet Airlines Ltd.	3.500%	6/16/21	28,980	29,567
					13,482,262

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Utilities (2.7%)
	Electric (2.6%)
	Arizona Public Service Co.	8.750%	3/1/19	29,145	34,343
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	38,425	41,233
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	39,743
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	17,600	18,117
7	Cleco Corporate Holdings LLC	3.743%	5/1/26	20,030	21,184
7	Cleco Corporate Holdings LLC	4.973%	5/1/46	1,895	2,094
	CMS Energy Corp.	5.050%	2/15/18	45,536	48,018
	CMS Energy Corp.	6.250%	2/1/20	9,141	10,486
	Commonwealth Edison Co.	5.950%	8/15/16	10,233	10,252
	Commonwealth Edison Co.	1.950%	9/1/16	5,316	5,316
	Commonwealth Edison Co.	6.150%	9/15/17	27,867	29,473
	Commonwealth Edison Co.	5.800%	3/15/18	36,085	38,844
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,981
	Commonwealth Edison Co.	4.000%	8/1/20	23,498	25,802
	Commonwealth Edison Co.	3.400%	9/1/21	6,990	7,564
	Duke Energy Corp.	3.750%	4/15/24	17,040	18,579
7	EDP Finance BV	6.000%	2/2/18	70,195	74,067
7	EDP Finance BV	4.900%	10/1/19	36,572	39,147
7	EDP Finance BV	4.125%	1/15/20	48,190	50,526
7	EDP Finance BV	5.250%	1/14/21	10,160	11,070
7	Emera US Finance LP	2.150%	6/15/19	19,105	19,380
7	Emera US Finance LP	2.700%	6/15/21	11,635	11,933
7	Emera US Finance LP	3.550%	6/15/26	9,190	9,647
7	Emera US Finance LP	4.750%	6/15/46	15,295	16,746
	Exelon Corp.	1.550%	6/9/17	23,800	23,853
	Exelon Corp.	2.850%	6/15/20	21,460	22,258
	Exelon Corp.	2.450%	4/15/21	4,900	5,002
	Exelon Corp.	3.950%	6/15/25	10,230	11,135
	FirstEnergy Corp.	2.750%	3/15/18	23,426	23,738
	FirstEnergy Corp.	4.250%	3/15/23	27,229	28,946
7	FirstEnergy Transmission LLC	4.350%	1/15/25	28,370	30,454
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	15,923	16,958
	Georgia Power Co.	5.400%	6/1/18	7,815	8,401
	Georgia Power Co.	1.950%	12/1/18	26,270	26,740
	Georgia Power Co.	2.400%	4/1/21	19,500	20,221
	LG&E & KU Energy LLC	3.750%	11/15/20	13,482	14,484
	MidAmerican Energy Co.	5.950%	7/15/17	14,170	14,843
	MidAmerican Energy Co.	5.300%	3/15/18	36,392	38,738
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	27,320	28,175
	Nevada Power Co.	6.500%	5/15/18	32,715	35,827
	Nevada Power Co.	6.500%	8/1/18	9,683	10,702
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	24,604	25,691
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	2,290	2,539
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	6,824	8,694
	Pacific Gas & Electric Co.	5.625%	11/30/17	52,634	55,608
	Pacific Gas & Electric Co.	8.250%	10/15/18	32,830	37,640
	Pacific Gas & Electric Co.	3.500%	10/1/20	53,968	58,229
	Pacific Gas & Electric Co.	4.250%	5/15/21	14,840	16,424
	Pacific Gas & Electric Co.	3.250%	9/15/21	7,410	7,928
	PacifiCorp	5.650%	7/15/18	20,566	22,384
	PacifiCorp	5.500%	1/15/19	4,630	5,086
	PacifiCorp	3.850%	6/15/21	3,900	4,289
	SCANA Corp.	4.750%	5/15/21	7,705	8,219
	South Carolina Electric & Gas Co.	5.250%	11/1/18	1,125	1,221
	South Carolina Electric & Gas Co.	6.500%	11/1/18	12,181	13,584
	Southern Co.	1.550%	7/1/18	28,865	29,073
	Southern Co.	1.850%	7/1/19	48,470	49,057
	Southern Co.	2.750%	6/15/20	18,710	19,429
	Southern Co.	2.350%	7/1/21	86,025	87,775
10	Southern Power Co.	1.000%	6/20/22	14,500	16,650
	Southwestern Electric Power Co.	5.875%	3/1/18	10,080	10,736
	Southwestern Electric Power Co.	6.450%	1/15/19	48,811	54,296

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
	Sempra Energy	2.300%	4/1/17	36,630	36,904
	Sempra Energy	6.150%	6/15/18	23,335	25,276
	Sempra Energy	2.400%	3/15/20	10,265	10,486
	Sempra Energy	2.850%	11/15/20	9,770	10,124

					1,568,362

Total Corporate Bonds (Cost $29,114,084)					29,602,790

Sovereign Bonds (U.S. Dollar-Denominated) (6.5%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	4,077	4,132
	Argentine Republic	7.000%	4/17/17	9,760	9,971
	Argentine Republic	8.750%	6/2/17	7,810	8,165
	Argentine Republic	6.250%	4/22/19	19,525	20,692
7	Avi Funding Co. Ltd.	2.850%	9/16/20	11,075	11,388
7	Banco de Costa Rica	5.250%	8/12/18	4,800	4,968
7	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,210
7	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	3,900	3,958
	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	38,610	39,069
7	Banco Nacional de Desenvolvimento Economico e
	Social	3.375%	9/26/16	6,400	6,392
	Banco Nacional de Desenvolvimento Economico e
	Social	6.369%	6/16/18	6,830	7,154
7	Bank Nederlandse Gemeenten NV	0.875%	2/21/17	23,500	23,509
7	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	29,970	30,057
7	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	2,450	2,600
7	Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,798
7	Bermuda	4.138%	1/3/23	6,000	6,294
7	Bermuda	4.854%	2/6/24	5,800	6,333
7	Caisse d'Amortissement de la Dette Sociale	1.125%	1/30/17	3,000	3,008
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,923
7	Caixa Economica Federal	2.375%	11/6/17	12,375	12,143
7	CDP Financial Inc.	4.400%	11/25/19	9,750	10,695
7	CDP Financial Inc.	3.150%	7/24/24	24,580	26,759
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,800	1,920
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	4,002
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	38,025	38,074
7	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,925
7	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,946
	Corp. Andina de Fomento	5.750%	1/12/17	8,900	9,080
	Corp. Andina de Fomento	7.790%	3/1/17	9,570	9,919
	Corp. Andina de Fomento	1.500%	8/8/17	8,790	8,796
	Corp. Andina de Fomento	4.375%	6/15/22	30,472	33,835
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	2,056
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,205
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,896	10,648
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,800	2,998
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	21,105	21,267
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	4,610	4,646
14	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	4,896
7,15	Dexia Credit Local SA	1.250%	10/18/16	12,700	12,708
	Ecopetrol SA	5.875%	9/18/23	15,300	15,988
	Ecopetrol SA	7.375%	9/18/43	2,340	2,328
7	Electricite de France SA	1.150%	1/20/17	58,610	58,533
7	Electricite de France SA	2.150%	1/22/19	34,190	34,806
9	Emirates NBD PJSC	5.750%	5/8/19	10,770	8,527
4,7	ENA Norte Trust	4.950%	4/25/28	1,658	1,741
7	Export Credit Bank of Turkey	5.375%	2/8/21	14,550	14,881
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	18,817
	Export-Import Bank of Korea	4.000%	1/11/17	160,330	162,398
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	12,057
	Export-Import Bank of Korea	5.125%	6/29/20	20,000	22,434
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,193
4	Federative Republic of Brazil	8.000%	1/15/18	15,847	16,639

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,936
7	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,963
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	2,004	2,298
7	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	7,900	7,909
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	14,720	14,827
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	15,950	16,567
	International Bank for Reconstruction & Development	0.625%	10/14/16	10,000	9,997
	International Bank for Reconstruction & Development	1.375%	5/24/21	57,650	58,124
7	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	2,885
14	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,974
14	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,698
	KazMunayGas National Co. JSC	9.125%	7/2/18	53,110	58,572
7	Kommunalbanken AS	0.875%	10/3/16	9,775	9,777
7	Kommunalbanken AS	1.125%	5/23/18	31,300	31,228
	Korea Development Bank	4.000%	9/9/16	5,200	5,217
	Korea Development Bank	3.250%	9/20/16	9,800	9,831
	Korea Development Bank	3.875%	5/4/17	24,125	24,625
	Korea Development Bank	2.250%	8/7/17	19,445	19,653
	Korea Development Bank	3.500%	8/22/17	22,675	23,194
	Korea Development Bank	1.500%	1/22/18	5,850	5,856
	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,810
7	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,810
	Korea Expressway Corp.	1.875%	10/22/17	22,630	22,775
7	Korea Expressway Corp.	1.875%	10/22/17	1,000	1,005
	Korea Gas Corp.	2.875%	7/29/18	4,800	4,928
7	Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,027
7	Korea National Oil Corp.	4.000%	10/27/16	19,201	19,329
	Korea National Oil Corp.	2.750%	1/23/19	14,650	15,051
7	Korea Resources Corp.	2.125%	5/2/18	4,675	4,716
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,999
7	Majapahit Holding BV	7.250%	6/28/17	2,000	2,100
	Majapahit Holding BV	8.000%	8/7/19	16,600	19,055
	North American Development Bank	2.300%	10/10/18	3,675	3,744
	North American Development Bank	2.400%	10/26/22	2,700	2,758
7	OCP SA	5.625%	4/25/24	8,325	9,064
7	Ooredoo International Finance Ltd.	3.375%	10/14/16	9,025	9,056
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	4,925	5,032
7	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,800	1,857
4	Oriental Republic of Uruguay	5.100%	6/18/50	9,470	9,553
7	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	4,992
	Petrobras Global Finance BV	4.875%	3/17/20	19,509	18,851
	Petrobras Global Finance BV	8.750%	5/23/26	21,490	22,484
	Petrobras International Finance Co. SA	6.125%	10/6/16	11,427	11,398
	Petrobras International Finance Co. SA	7.875%	3/15/19	28,519	30,123
	Petrobras International Finance Co. SA	5.750%	1/20/20	27,965	27,860
	Petrobras International Finance Co. SA	5.375%	1/27/21	8,578	8,117
	Petroleos Mexicanos	5.750%	3/1/18	189,575	198,733
7	Petroleos Mexicanos	5.500%	2/4/19	26,823	28,425
	Petroleos Mexicanos	8.000%	5/3/19	118,468	133,230
	Petroleos Mexicanos	5.500%	1/21/21	60,666	64,408
7	Petroleos Mexicanos	6.375%	2/4/21	7,462	8,193
	Province of Manitoba	1.300%	4/3/17	32,225	32,289
	Province of New Brunswick	2.750%	6/15/18	485	498
	Province of Ontario	1.200%	2/14/18	5,200	5,213
	Province of Ontario	3.000%	7/16/18	15,905	16,482
	Province of Ontario	1.625%	1/18/19	71,920	72,736
	Province of Ontario	1.250%	6/17/19	24,405	24,532
	Province of Ontario	1.875%	5/21/20	9,770	9,939
	Province of Ontario	2.500%	4/27/26	5,515	5,775
	Quebec	5.125%	11/14/16	11,000	11,131
	Quebec	3.500%	7/29/20	4,750	5,138
	Quebec	2.750%	8/25/21	16,785	17,721
	Quebec	2.625%	2/13/23	5,150	5,404
	Quebec	2.875%	10/16/24	6,750	7,208

36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	4,618	4,970
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	7,154	7,681
	Republic of Colombia	7.375%	1/27/17	53,695	55,306
	Republic of Colombia	7.375%	3/18/19	8,595	9,798
	Republic of Colombia	4.375%	7/12/21	16,734	17,864
	Republic of Croatia	6.250%	4/27/17	47,320	48,743
	Republic of Hungary	4.000%	3/25/19	30,950	32,227
	Republic of Hungary	6.250%	1/29/20	39,340	43,864
	Republic of Hungary	6.375%	3/29/21	12,000	13,740
	Republic of Indonesia	6.875%	3/9/17	4,885	5,039
	Republic of Indonesia	6.875%	1/17/18	11,463	12,312
	Republic of Indonesia	5.875%	3/13/20	22,038	24,632
	Republic of Indonesia	4.875%	5/5/21	26,535	29,109
10	Republic of Indonesia	2.875%	7/8/21	25,485	30,128
10	Republic of Indonesia	2.625%	6/14/23	15,620	18,123
10	Republic of Indonesia	3.375%	7/30/25	18,070	21,565
	Republic of Indonesia	6.625%	2/17/37	3,440	4,445
	Republic of Kazakhstan	3.875%	10/14/24	17,360	17,569
	Republic of Kazakhstan	4.875%	10/14/44	15,200	15,081
	Republic of Korea	5.125%	12/7/16	9,750	9,896
7	Republic of Latvia	5.250%	2/22/17	2,000	2,045
7	Republic of Latvia	2.750%	1/12/20	4,000	4,162
	Republic of Lithuania	7.375%	2/11/20	33,625	39,628
7	Republic of Lithuania	7.375%	2/11/20	55,400	65,398
	Republic of Lithuania	6.125%	3/9/21	5,905	6,925
	Republic of Namibia	5.500%	11/3/21	8,850	9,455
	Republic of Namibia	5.250%	10/29/25	4,895	5,095
	Republic of Poland	6.375%	7/15/19	59,240	67,460
	Republic of Poland	5.125%	4/21/21	23,840	27,148
	Republic of Poland	5.000%	3/23/22	43,605	49,982
10	Republic of Romania	2.750%	10/29/25	14,635	17,088
	Republic of Serbia	5.250%	11/21/17	4,800	4,954
7	Republic of Serbia	5.250%	11/21/17	22,470	23,200
	Republic of Slovakia	4.375%	5/21/22	3,000	3,431
7	Republic of Slovakia	4.375%	5/21/22	5,500	6,297
7	Republic of Slovenia	5.250%	2/18/24	10,700	12,144
	Republic of Turkey	7.000%	9/26/16	100,305	100,932
	Republic of Turkey	7.500%	7/14/17	167,694	175,450
	Republic of Turkey	6.750%	4/3/18	110,120	116,452
	Republic of Turkey	7.000%	3/11/19	7,180	7,781
	Republic of Turkey	5.625%	3/30/21	12,355	13,189
	Republic of Turkey	4.875%	4/16/43	7,601	7,021
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,721
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,834
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	22,318
	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	2,000	2,005
	State Bank of India	4.125%	8/1/17	33,613	34,414
	State of Israel	5.500%	11/9/16	4,875	4,930
	State of Israel	4.000%	6/30/22	6,700	7,471
	State of Israel	3.150%	6/30/23	6,000	6,423
	State of Israel	2.875%	3/16/26	9,635	9,997
7	State of Qatar	3.125%	1/20/17	8,000	8,070
	Statoil ASA	1.800%	11/23/16	5,900	5,912
	Statoil ASA	3.125%	8/17/17	8,956	9,142
	Statoil ASA	1.200%	1/17/18	21,105	21,101
	Statoil ASA	2.250%	11/8/19	19,500	19,992
	Statoil ASA	2.900%	11/8/20	10,000	10,492
	Statoil ASA	3.150%	1/23/22	2,000	2,118
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	4,933
	Svensk Exportkredit AB	1.125%	4/5/18	9,750	9,771
7	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,927
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,163
7	Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,814
	United Mexican States	5.625%	1/15/17	185,592	189,274

37

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	1,900	1,954
YPF SA	8.875%	12/19/18	2,440	2,635

Total Sovereign Bonds (Cost $3,641,696)				3,700,901

Taxable Municipal Bonds (0.4%)
California Department of Water Resources Water
System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,975
California GO	5.950%	3/1/18	26,110	28,072
California GO	6.200%	10/1/19	13,650	15,694
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	5,350	5,459
George Washington University District of Columbia GO	3.485%	9/15/22	4,800	5,162
Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,822
Illinois GO	5.365%	3/1/17	44,595	45,559
Illinois GO	5.665%	3/1/18	4,490	4,740
JobsOhio Beverage System Statewide Liquor Profits
Revenue	1.570%	1/1/17	2,000	2,007
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.217%	1/1/19	1,850	1,900
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	26,018	26,465
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	13,800	14,214
6 Mississippi GO (Nissan North America, Inc. Project)	1.167%	11/1/17	12,180	12,185
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	2,385	2,385
Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,625
Sutter Health California GO	1.090%	8/15/53	10,000	9,950
University of California Revenue	2.054%	5/15/18	3,400	3,468
University of California Revenue	1.745%	5/15/19	6,250	6,365

Total Taxable Municipal Bonds (Cost $205,074)				209,047

Tax-Exempt Municipal Bonds (0.0%)
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO (Cost
$10,000)	0.730%	8/5/16	10,000	10,000

			Shares

Convertible Preferred Stocks (0.0%)

12 Lehman Brothers Holdings Inc. Pfd. (Cost $28,924)	7.250%		29,160	—

Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
16 Vanguard Market Liquidity Fund (Cost
$496,417)	0.561%		496,417,000	496,417

Total Investments (99.7%) (Cost $55,672,108)				56,518,047
		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $135.00		8/26/16	1,659	(181)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $134.00		9/23/16	666	(198)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $132.50		8/26/16	1,659	(726)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $130.50		8/26/16	662	(52)

38

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016
Total Liability for Options Written (Premiums Received $2,290)	(1,157)

Other Assets and Liabilities—Net (0.3%)	174,950
Net Assets (100%)	56,691,840

1	Securities with a value of $22,941,000 have been segregated as initial margin for open cleared swap contracts.
2	Securities with a value of $37,832,000 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $4,835,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Adjustable-rate security.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $8,170,531,000, representing 14.4% of net assets.
8	Security made only partial principal and/or interest payments during the period ended July 31, 2016.
9	Face amount denominated in Australian dollars.
10	Face amount denominated in Euro.
11	Face amount denominated in British pounds.
12	Non-income-producing security--security in default.
13	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14	Guaranteed by the Government of Japan.
15	Guaranteed by multiple countries.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

VRDO—Variable Rate Demand Obligation.

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (7.1%)
U.S. Government Securities (7.1%)
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	372,092	396,835
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	9,209	9,371
	United States Treasury Note/Bond	0.500%	9/30/16	315	315
	United States Treasury Note/Bond	1.125%	1/15/19	161,400	163,014
1	United States Treasury Note/Bond	1.250%	1/31/19	82,000	83,102
2	United States Treasury Note/Bond	1.500%	1/31/19	137,000	139,655
3	United States Treasury Note/Bond	0.750%	2/15/19	146,400	146,514
	United States Treasury Note/Bond	1.500%	2/28/19	45,000	45,900
	United States Treasury Note/Bond	1.000%	3/15/19	49,000	49,352
	United States Treasury Note/Bond	0.875%	4/15/19	100,000	100,375
3	United States Treasury Note/Bond	1.625%	4/30/19	163,200	167,127
	United States Treasury Note/Bond	0.875%	5/15/19	50,000	50,187
	United States Treasury Note/Bond	1.500%	5/31/19	54,000	55,139
	United States Treasury Note/Bond	0.875%	7/31/19	104,000	104,358
	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,661
	United States Treasury Note/Bond	1.500%	5/31/20	22,832	23,346
	United States Treasury Note/Bond	1.750%	12/31/20	20,000	20,659
	United States Treasury Note/Bond	1.375%	6/30/23	38,000	38,237
	United States Treasury Note/Bond	2.000%	2/15/25	12,771	13,386
	United States Treasury Note/Bond	2.250%	11/15/25	100,000	107,000
	United States Treasury Note/Bond	1.625%	2/15/26	161,000	163,465
	United States Treasury Note/Bond	1.625%	5/15/26	77,000	78,191
					1,957,189
Nonconventional Mortgage-Backed Securities (0.0%)
4,5,6	Freddie Mac Non Gold Pool	2.500%	8/1/32	320	332
4,5,6	Freddie Mac Non Gold Pool	2.643%	9/1/32	154	158

					490

Total U.S. Government and Agency Obligations (Cost $1,943,356)					1,957,679

Asset-Backed/Commercial Mortgage-Backed Securities (14.0%)
4	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	3,000	2,999
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	4,300	4,336
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,558
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,620	2,626
4,6	Ally Master Owner Trust Series 2014-1	0.951%	1/15/19	3,050	3,051
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,500	3,502
4	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	2,400	2,402
4	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	10,380	10,398
4,6	American Express Credit Account Secured Note Trust
	2012-4	1.031%	5/15/20	7,000	6,997
4,6,7	American Homes 4 Rent 2014-SFR1	1.482%	6/17/31	1,059	1,055
4,6,7	American Homes 4 Rent 2014-SFR1	1.832%	6/17/31	970	965
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	4,075	4,421
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,152
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	6,889	7,426
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,365	5,696
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	2,887	3,127
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	1,070	1,160
4,7	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	5,475	6,083
4,7	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	3,540	4,147
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	648	649
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	3,100	3,106
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,500	1,510
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,526
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,660	1,676
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,271
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,470	1,483
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	1,655	1,680
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	1,000	1,005
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	500	505
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	9,850	9,871

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	2,560	2,574
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	4,400	4,489
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	3,200	3,277
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	6,970	7,010
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	4,190	4,276
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	3,062
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	6,460	6,462
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	2,040	2,053
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	1,960	2,001
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,374
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,400
4,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	2,090	2,125
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	830	830
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	7,323	7,107
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,370	1,482
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	5,480	5,479
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	10,300	10,521
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,441
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	15,725	15,911
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	10,560	10,857
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-2	2.720%	11/20/22	8,380	8,504
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	5,238
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	1,104	1,106
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	1,588	1,596
4	Banc of America Commercial Mortgage Trust 2007-2	5.573%	4/10/49	3,269	3,303
4	Banc of America Commercial Mortgage Trust 2008-1	6.183%	2/10/51	5,664	5,919
4	Banc of America Commercial Mortgage Trust 2008-1	6.227%	2/10/51	17,854	18,598
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	1,620	1,800
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	585	665
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	360	374
4,6,7	Bank of America Student Loan Trust 2010-1A	1.514%	2/25/43	7,362	7,230
7	Bank of Montreal	1.750%	6/15/21	7,620	7,649
	Bank of Nova Scotia	1.850%	4/14/20	4,450	4,502
	Bank of Nova Scotia	1.875%	4/26/21	7,880	7,982
4,7	Bank of The West Auto Trust 2014-1	1.650%	3/16/20	9,400	9,410
4	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	15,800	16,284
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	2,313	2,273
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.720%	6/11/40	16,596	16,914
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	7,272	7,510
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	0.981%	7/15/20	21,390	21,382
4	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	8,480	8,515
4,6	Brazos Higher Education Authority Inc. Series 2005-3	0.840%	6/25/26	5,720	5,518
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.462%	2/25/30	10,171	9,970
4	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	3,160	3,223
4,6	Cabela's Credit Card Master Note Trust 2015-2	1.151%	7/17/23	8,920	8,823
4,6	Cabelas Credit Card Master Note Trust 2016-1	0.998%	6/15/22	8,790	8,794
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,563	1,520
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	2,367	2,299
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	5,910	6,050
4	California Republic Auto Receivables Trust 2016-1	3.430%	2/15/22	8,000	8,294
4	California Republic Auto Receivables Trust 2016-1	4.560%	12/15/22	8,320	8,663
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	2,840	2,836
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	3,640	3,645
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	1,120	1,123
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	540	542
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	7,310	7,510
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	643	644
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,702

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,485	6,602
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	5,020	5,023
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	3,400	3,408
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	3,045	3,072
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,800
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	2,500	2,504
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	650	654
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,012
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	817
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	8,550	8,623
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	7,900	7,934
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	2,430	2,441
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	2,700	2,724
4	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	1,680	1,676
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	360	359
4	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	8,780	9,012
4	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	21,700	22,912
4	Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	32,030	32,789
4,6	Capital One Multi-Asset Execution Trust 2016-A2	1.111%	2/15/24	9,660	9,693
4,6,7	CARDS II Trust 2016-1A	1.207%	7/15/21	20,745	20,745
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,794
4	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	520	518
4	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	970	969
4	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	3,850	3,892
4	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	11,290	11,391
4	Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	3,070	3,104
4	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,015
4	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	3,090	3,116
4	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	1,945	1,959
4	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	2,795	2,828
4	Carmax Auto Owner Trust 2016-2	2.160%	12/15/21	1,930	1,933
4	Carmax Auto Owner Trust 2016-2	3.250%	11/15/22	2,160	2,163
4	Carmax Auto Owner Trust 2016-3	2.200%	6/15/22	1,930	1,927
4	Carmax Auto Owner Trust 2016-3	2.940%	1/17/23	1,360	1,358
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.623%	12/15/47	5,260	6,241
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	4,680	4,994
4,6	Chase Issuance Trust 2007-C1	0.941%	4/15/19	6,100	6,088
4,6	Chase Issuance Trust 2016-A1	0.891%	5/17/21	1,577	1,577
4,7	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	38,950	39,002
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	915	915
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,104
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,195
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,161
4,7	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	290	287
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	7,575	7,648
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	2,315	2,315
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	3,600	3,657
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	5,510	5,559
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	2,370	2,384
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,566
4,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	339	339
4	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	3,672	3,680
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,770	6,156
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,181
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,650	6,018
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,247	2,312
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	700	760
4	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	885	958
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	11,003	12,354
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	920	994
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	27,595	30,236
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	8,630	9,605
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	8,680	9,593
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	2,020	2,216

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	800	883
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.453%	7/10/47	1,250	1,311
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	2,990	3,225
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	11,115	12,180
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	2,170	2,432
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.532%	10/10/47	3,270	3,411
4	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	940	984
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,195	6,560
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	4,260	4,732
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	5,285	5,881
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	1,805	2,059
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	900	946
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	4,690	4,985
4	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	17,560	18,087
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	5,208	5,241
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	3,935	3,770
4,6,7	Colony American Homes 2014-1	1.632%	5/17/31	2,554	2,536
4,6,7	Colony American Homes 2014-1	1.832%	5/17/31	1,960	1,929
4,6,7	Colony American Homes 2014-2	1.832%	7/17/31	700	688
4,6,7	Colony American Homes 2015-1	1.682%	7/17/32	3,889	3,854
4,6,7	Colony American Homes 2015-1	1.943%	7/17/32	440	435
4,6,7	Colony Starwood Homes 2016-1 Trust	1.982%	7/17/33	6,738	6,766
4,6,7	Colony Starwood Homes 2016-1 Trust	2.632%	7/17/33	2,970	2,987
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,631	1,644
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	10,305	10,336
4	COMM 2007-C9 Mortgage Trust	5.813%	12/10/49	3,288	3,376
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,893
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,271
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,005	6,311
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,215	6,560
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	420	447
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,840
4,7	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	12,270	14,076
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,633	1,670
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	800	862
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	4,800	5,389
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	4,690	5,341
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,400	1,502
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,760	1,952
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	9,020	10,203
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	14,875	16,983
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	855	988
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	1,560	1,685
4,7	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	1,400	1,466
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,030	8,833
4	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	4,980	5,696
4,7	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	2,780	2,893
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,106	2,164
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,050	1,133
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	668
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,800	4,029
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,500	6,813
4,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	6,150	6,810
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	1,520	1,635
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,540	2,906
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,650	1,694
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,510	2,843
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,478
4	COMM 2014-CCRE15 Mortgage Trust	4.713%	2/10/47	2,070	2,343
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	6,080	6,846
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	1,290	1,449
4	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	4,400	4,803
4	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	1,600	1,699
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	4,305	4,803

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	3,630	3,902
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	14,070	15,426
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	19,240	21,108
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,270	2,540
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	5,900	6,365
4	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/55	2,000	2,149
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/55	4,220	4,680
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	3,355	3,727
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	7,240	7,945
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	4,300	4,744
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	1,760	1,829
4	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	470	497
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	4,850	5,203
7	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,364
7	Commonwealth Bank of Australia	2.125%	7/22/20	16,700	17,015
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,580	5,882
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.065%	2/15/41	3,126	3,287
4	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	3,830	4,199
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	6,650	7,249
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	6,150	6,795
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.111%	8/15/48	2,000	2,210
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.361%	8/15/48	2,160	2,235
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	9,396	10,447
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.538%	11/15/48	3,620	3,850
4,7	DB Master Finance LLC 2015-1A	3.262%	2/20/45	4,251	4,289
4	DBJPM 16-C1 Mortgage Trust	3.352%	5/10/49	1,250	1,225
4	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	31,000	31,911
7	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,310
4,7	Drive Auto Receivables Trust 2015-AA	2.280%	6/17/19	5,363	5,380
4,7	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	2,750	2,777
4,7	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	2,000	2,024
4,7	Drive Auto Receivables Trust 2015-BA	1.300%	6/15/18	516	516
4,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	2,480	2,484
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	6,040	6,075
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	3,600	3,639
4,7	Drive Auto Receivables Trust 2015-CA	2.230%	9/16/19	5,115	5,119
4,7	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	7,675	7,740
4,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	5,630	5,737
4,7	Drive Auto Receivables Trust 2015-DA	1.590%	12/17/18	8,175	8,179
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	9,050	9,092
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	9,050	9,219
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	9,250	9,618
4,7	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	15,270	15,320
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	3,780	3,884
4,7	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	5,140	5,140
4,7	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	4,750	4,780
4,7	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	8,050	8,150
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	11,330	11,602
4,6,7	Edsouth Indenture No 9 LLC 2015-1	1.288%	10/25/56	9,397	9,052
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	17,660	17,634
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	7,190	7,230
4,7	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	18,140	18,213
4,7	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	2,750	2,750
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.638%	5/25/25	983	983
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.688%	5/25/25	2,112	2,114
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.988%	7/25/25	3,900	3,911
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	1.988%	7/25/25	5,151	5,170
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.088%	4/25/28	7,007	7,017
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.188%	4/25/28	3,373	3,395
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04	1.943%	1/25/29	2,220	2,220
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,580	1,580
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	6,370	6,366
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	5,560	5,501

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	17,030	17,072
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,899
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	4,588	4,672
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	2,900	2,911
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	11,310	11,544
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	2,160	2,178
4	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	5,010	5,066
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	4,670	4,718
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	2,085	2,114
4,7	Ford Credit Auto Owner Trust 2015-REV1	2.120%	7/15/26	6,600	6,695
4,7	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	26,000	26,672
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	2,430	2,434
4,7	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	15,740	16,069
4,7	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	21,240	21,367
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,008
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,602
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,909
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	675
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	726
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	291
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	2,000	1,999
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	900	910
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.981%	2/15/21	6,100	6,085
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,821
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.980%	1/15/22	11,758	11,840
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	26,140	26,985
4	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.760%	2/15/21	16,890	16,998
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-3	1.103%	7/15/21	18,250	18,257
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.012%	7/15/20	14,110	14,113
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	1.738%	10/25/28	1,862	1,869
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.688%	10/25/28	1,130	1,140
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	1.588%	12/25/28	2,760	2,766
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.488%	12/25/28	2,760	2,788
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	735	723
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	6,043	5,917
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,564
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,303
4,6	GE Dealer Floorplan Master Note Trust Series 2012-2	1.237%	4/22/19	13,000	13,030
4,6	GE Dealer Floorplan Master Note Trust Series 2014-2	0.937%	10/20/19	4,400	4,390
4,6	GE Dealer Floorplan Master Note Trust Series 2015-2	1.137%	1/20/22	24,050	23,981
4,7	GM Financial Automobile Leasing Trust 2014-1A	1.760%	5/21/18	1,700	1,703
4,7	GM Financial Automobile Leasing Trust 2014-2A	1.620%	2/20/18	8,000	8,001
4	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	1,650	1,649
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	2,600	2,629
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	2,320	2,327

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	9,050	9,102
4	GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	930	931
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	1,310	1,321
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	2,870	2,874
4	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	17,520	17,476
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	1,920	1,919
4	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	2,870	2,835
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	12,000	11,936
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	3,770	3,743
4,6,7	GMF Floorplan Owner Revolving Trust 2016-1	1.331%	5/17/21	21,360	21,391
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	5,290	5,332
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	3,900	3,920
4,6,7	Golden Credit Card Trust 2015-1A	0.921%	2/15/20	35,000	34,942
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,664
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,072
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2013-1	1.160%	5/15/18	1,034	1,033
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	1,680	1,694
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2016-1	1.990%	4/20/22	10,580	10,554
4,7	GS Mortgage Securities Trust 2010-C2	5.184%	12/10/43	1,370	1,547
4,7	GS Mortgage Securities Trust 2011-GC3	5.633%	3/10/44	2,650	2,945
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.550%	4/10/34	5,430	5,897
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,931
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,163
4	GS Mortgage Securities Trust 2012-GCJ7	5.729%	5/10/45	2,140	2,378
4,7	GS Mortgage Securities Trust 2013-GC13	4.067%	7/10/46	1,210	1,253
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	3,820	4,076
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,668
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,928	1,973
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	862
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	4,295	4,806
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	120
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	9,870	11,023
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	11,805	13,193
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	6,520	7,261
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	2,610	2,966
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	4,615	4,865
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	2,150	2,365
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	9,980	10,736
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	4,565	4,940
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,340	15,966
4	GS Mortgage Securities Trust 2015-GC32	4.402%	7/10/48	1,325	1,505
4	GS Mortgage Securities Trust 2015-GC32	4.412%	7/10/48	580	603
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	7,100	7,681
4	GS Mortgage Securities Trust 2015-GC34	4.466%	10/10/48	2,610	2,943
4	GS Mortgage Securities Trust 2015-GC34	4.655%	10/10/48	2,610	2,759
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	9,098
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,500	3,495
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	12,280	12,364
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	16,350	16,322
4,7	Hertz Vehicle Financing LLC 2015-1	2.730%	3/25/21	11,150	11,347
4,7	Hertz Vehicle Financing LLC 2015-3	2.670%	9/25/21	9,400	9,549
4,7	Hertz Vehicle Financing LLC 2016-2	2.950%	3/25/22	17,760	18,203
4,7	Hertz Vehicle Financing LLC 2016-3	2.270%	7/25/20	8,500	8,533
4,7	Hertz Vehicle Financing LLC 2016-4	2.650%	7/25/22	10,350	10,455
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	3,120	3,140
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	3,240	3,264
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	1,455	1,466
4	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	1,660	1,668
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	4,000	4,167
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	5,059
4,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	1,900	1,899

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	550	549
4,7	Hyundai Auto Lease Securitization Trust 2015-A	1.650%	8/15/19	10,880	10,909
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	7,250	7,260
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	7,130	7,177
4,7	Hyundai Auto Lease Securitization Trust 2016-A	1.800%	12/16/19	5,380	5,382
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,700
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,210
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,366
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,927
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,695
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,146
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,197
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	1,400	1,415
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	3,290	3,347
4,7	Hyundai Floorplan Master Owner Trust Series 2016-1A	1.810%	3/15/21	6,850	6,860
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	3,767	3,392
6	Illinois Student Assistance Commission Series 2010-1	1.765%	4/25/22	3,874	3,878
4,6,7	Invitation Homes 2014-SFR1 Trust	1.982%	6/17/31	8,625	8,602
4,6,7	Invitation Homes 2014-SFR2 Trust	1.582%	9/17/31	2,506	2,491
4,6,7	Invitation Homes 2014-SFR2 Trust	2.082%	9/17/31	700	696
4,6,7	Invitation Homes 2015-SFR2 Trust	1.828%	6/17/32	2,863	2,853
4,6,7	Invitation Homes 2015-SFR2 Trust	2.128%	6/17/32	1,510	1,494
4,6,7	Invitation Homes 2015-SFR3 Trust	2.193%	8/17/32	1,650	1,638
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,000	6,403
4	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,315	1,322
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	2,020	2,018
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	21,952	22,399
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	3,797	3,923
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	2,826	2,867
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	2,137	2,198
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	9,784	10,525
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,003	1,023
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,273
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.558%	11/15/43	2,730	2,899
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.558%	11/15/43	2,313	2,527
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	6,802
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,990	5,526
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,459
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.321%	8/15/46	4,000	4,618
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	4,499	4,874
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,640	4,863
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,070	4,311
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,495
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	6,176
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,894

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.053%	1/15/46	2,550	2,619
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	980	1,065
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	290	324
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.910%	12/15/46	2,135	2,479
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.975%	12/15/46	960	1,056
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	6,098	6,418
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.363%	7/15/45	6,780	7,307
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,000	5,498
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	5,000	5,513
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,400	1,525
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	1,630	1,842
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	928	956
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	435
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	2,019
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.046%	11/15/45	1,300	1,427
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,070	4,630
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	9,930	11,223
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	674
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.813%	2/15/47	2,500	2,878
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.813%	2/15/47	1,000	1,083
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	680	732
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,000	2,204
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	6,100	6,502
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	4,970	5,413
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	3,580	3,813
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	4,640	5,081
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	7,120	7,740
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	8,840	9,850
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,245	2,533
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	1,520	1,683
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	4,340	4,765
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.562%	12/15/48	1,225	1,337

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	7,300	8,126
4,6,7	Lanark Master Issuer plc 2013-1A	1.154%	12/22/54	2,919	2,916
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	749	749
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	2,345	2,344
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	17,820	18,062
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	15,291	15,870
4,7	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	910	961
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,347
4	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	7,960	7,976
4	Mercedes-Benz Auto Lease Trust 2016-A	1.690%	11/15/21	16,210	16,216
4	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	7,780	7,872
4,6,7	Mercedes-Benz Master Owner Trust 2015-B	0.861%	4/15/20	14,650	14,623
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	11,190	11,610
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	700	702
4,7	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	2,880	2,903
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	13,600	13,945
4,7	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	4,580	4,601
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	7,445	7,906
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,050	2,212
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	6,067
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	1,830	1,883
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	780	879
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	726	740
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	2,030	2,267
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.213%	8/15/46	7,317	8,322
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	810	884
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	1,940	2,205
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	447
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,596
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	2,104
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	12,980	13,792
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,586
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,798
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	11,500	12,714
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	20,600	23,159
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.895%	4/15/47	1,140	1,228
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	6,920	7,689
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	1,034
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.324%	6/15/47	2,400	2,688
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.757%	6/15/47	2,400	2,566

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	24,364	27,029
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	530	583
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	3,300	3,685
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	1,080	1,148
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	940	1,018
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	765	803
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	12,325	13,198
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	7,350	7,922
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	17,750	19,678
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	4,300	4,666
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	7,101	7,854
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.383%	10/15/48	3,070	3,278
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	3,025	3,327
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.325%	5/15/49	700	752
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.754%	5/15/49	1,090	1,152
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	980	984
4	Morgan Stanley Capital I Trust 2007-IQ15	5.906%	6/11/49	5,224	5,398
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	3,900	4,032
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,401
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,635
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,000	6,334
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,969
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,966
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	4,430	4,865
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	11,340	12,681
4	Morgan Stanley Capital I Trust 2015-UBS8	4.591%	12/15/48	3,210	3,376
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	4,770	5,261
4,7	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	11,190	11,612
7	National Australia Bank Ltd.	2.250%	3/16/21	3,820	3,917
4,6,7	Navient Student Loan Trust 2016-2	1.538%	6/25/65	2,420	2,442
4,6,7	Navient Student Loan Trust 2016-3	1.338%	6/25/65	2,050	2,053
4,6	New Mexico Educational Assistance Foundation 2013-1	1.167%	1/2/25	3,857	3,805
4,7	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	6,720	6,749
4	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	1,790	1,797
4	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	2,870	2,908
4	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	21,640	21,639
4,6	Nissan Master Owner Trust Receivables Series 2016-A	1.119%	6/15/21	25,630	25,640
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	5,500	5,566
6	North Carolina State Education Assistance Authority
	2011-1	1.614%	1/26/26	2,028	2,025
4,7	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,980	9,079
4,6,7	PFS Financing Corp. 2014-AA	1.081%	2/15/19	1,600	1,598
4,6,7	PFS Financing Corp. 2015-AA	1.101%	4/15/20	3,500	3,472
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	4,900	4,890
4,6,7	Progress Residential 2015-SFR1 Trust	2.333%	2/17/32	510	510
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,488	2,523
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,389	9,647
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,573

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	Resimac Premier Series 2014-1	1.356%	12/12/45	2,706	2,694
4,6,7	Resimac Premier Series 2016-1	1.864%	10/10/47	27,197	27,219
	Royal Bank of Canada	2.200%	9/23/19	8,673	8,884
	Royal Bank of Canada	2.100%	10/14/20	11,530	11,802
4	Royal Bank of Canada	1.875%	2/5/21	13,500	13,682
	Royal Bank of Canada	2.300%	3/22/21	10,085	10,377
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	4,218	4,226
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	309	310
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	5,735	5,740
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,276
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	6,870	6,881
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	9,470	9,543
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	9,420	9,589
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	9,610	9,734
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	2,450	2,458
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	1,610	1,628
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,457
7	SBA Tower Trust	3.156%	10/15/20	3,970	4,072
4,6,7	Silver Bay Realty 2014-1 Trust	1.482%	9/17/31	2,261	2,237
4,6,7	Silver Bay Realty 2014-1 Trust	1.932%	9/17/31	498	493
4,7	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	1,639	1,674
4,7	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	10,471	10,706
4,7	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	4,750	4,937
4,7	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	3,330	3,394
4,6,7	SLM Private Education Loan Trust 2012-E	1.231%	10/16/23	1,406	1,405
4,6,7	SLM Private Education Loan Trust 2013-A	1.531%	5/17/27	5,400	5,395
4,7	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	1,800	1,749
4,7	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	3,000	2,991
4,7	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	3,000	2,943
4,7	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	2,000	2,013
4,7	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	900	912
4,7	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	800	783
4,6	SLM Student Loan Trust 2005-5	0.815%	4/25/25	1,831	1,816
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	1,462	1,459
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	2,215	2,210
4,7	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	6,210	6,295
4,6,7	SMB Private Education Loan Trust 2016-B	1.935%	2/17/32	4,480	4,480
4,7	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	4,300	4,378
4,7	SoFi Professional Loan Program 2016-C LLC	2.360%	12/25/32	2,235	2,227
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,999
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	10,400	10,478
7	Stadshypotek AB	1.250%	5/23/18	1,930	1,930
7	Stadshypotek AB	1.750%	4/9/20	8,294	8,351
4,6,7	SWAY Residential 2014-1 Trust	1.782%	1/17/32	6,440	6,403
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	6,670	6,845
4	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	10,400	10,428
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	23,620	24,219
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	21,070	21,240
4,7	Taco Bell Funding LLC 2016-1	3.832%	5/25/46	3,840	3,887
4,7	Taco Bell Funding LLC 2016-1	4.377%	5/25/46	3,700	3,819
4,7	Taco Bell Funding LLC 2016-1	4.970%	5/25/46	5,920	6,139
4,7	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	5,745	5,743
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,160	2,344
7	Toronto-Dominion Bank	1.950%	4/2/20	8,400	8,535
7	Toronto-Dominion Bank	2.250%	3/15/21	14,940	15,331
4,6,7	Trade MAPS 1 Ltd. 2013-1A	1.174%	12/10/18	9,910	9,865
4,6,7	Trade MAPS 1 Ltd. 2013-1A	1.724%	12/10/18	1,307	1,299
4,6,7	Trade MAPS 1 Ltd. 2013-1A	2.724%	12/10/18	670	665
4,6,7	Trafigura Securitisation Finance plc 2014-1A	1.431%	10/15/18	5,720	5,664
4,6,7	Trillium Credit Card Trust II 2016-1A	1.210%	5/26/21	53,860	53,872
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,325
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,000	6,424
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,055	5,324
4,7	Verizon Owner Trust 2016-1A	1.420%	1/20/21	5,154	5,155

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,350	8,838
4,7	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,191
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	695
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	516
4,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	12,420	12,358
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	3,105	3,114
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	3,450	3,477
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	5,536	5,531
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	2,787	2,806
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	5,990	6,357
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,730
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	750	821
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,570	8,571
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	2,400	2,575
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	5,800	6,454
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	774
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,676
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,545
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	2,410	2,561
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	1,110	1,203
4	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	1,840	1,921
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	2,480	2,643
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	4,980	5,296
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	1,260	1,342
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	5,280	5,714
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	3,700	3,967
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	9,375	10,286
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	2,310	2,366
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,300	7,923
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,848
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,461
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.496%	9/15/58	2,740	2,863
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	5,960	6,648
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,263
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.539%	9/15/58	720	819
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.539%	9/15/58	5,225	5,419
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.556%	12/15/47	1,510	1,633
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	4,500	5,008
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	5,750	6,314
4,7	Wendys Funding LLC 2015-1A	3.371%	6/15/45	4,645	4,649
4,7	Wendys Funding LLC 2015-1A	4.080%	6/15/45	7,215	7,318
4,7	Wendys Funding LLC 2015-1A	4.497%	6/15/45	2,293	2,305
7	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,359
7	Westpac Banking Corp.	2.000%	3/3/20	17,720	18,012
7	Westpac Banking Corp.	2.250%	11/9/20	7,430	7,598
7	Westpac Banking Corp.	2.100%	2/25/21	2,890	2,939
4,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	4,640	5,117
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,450	6,031
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,592
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	5,400	5,845
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,598
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,515
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	9,300	9,837
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	3,061
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,330
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,900	2,051
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	630	717
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	384
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	1,895	2,050
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	6,340	7,216
4	WFRBS Commercial Mortgage Trust 2013-C18	4.666%	12/15/46	1,085	1,247
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	9,255	10,468

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	3,020	3,260
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	10,635	11,913
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,682
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,477
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	10,795	11,845
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	777
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,480
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	2,610	2,913
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	7,035	7,727
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	170	182
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	560	616
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	10,745	12,064
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	4,017
4,6	World Financial Network Credit Card Master Note Trust
	Series 2015-A	0.961%	2/15/22	8,755	8,754
4	World Financial Network Credit Card Master Note Trust
	Series 2016-A	2.030%	4/15/25	16,480	16,602
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	12,000	12,149
4	World Omni Automobile Lease Securitization Trust
	2015-A	1.730%	12/15/20	2,300	2,305
4	World Omni Automobile Lease Securitization Trust
	2016-A	1.610%	1/15/22	3,670	3,670

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,762,461)					3,851,482

Corporate Bonds (74.9%)
Finance (29.9%)
	Banking (19.4%)
7	ABN AMRO Bank NV	2.500%	10/30/18	27,285	27,900
7	ABN AMRO Bank NV	4.750%	7/28/25	19,436	20,266
7	ABN AMRO Bank NV	4.800%	4/18/26	4,000	4,234
4,8	ABN AMRO Bank NV	2.875%	1/18/28	4,100	4,804
	American Express Co.	2.650%	12/2/22	16,082	16,485
	American Express Credit Corp.	2.375%	5/26/20	4,700	4,827
	American Express Credit Corp.	2.250%	5/5/21	18,354	18,725
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	11,280	11,498
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	15,270	16,205
7	Australia & New Zealand Banking Group Ltd.	4.400%	5/19/26	15,275	16,153
7	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,389
	Bank of America Corp.	5.625%	7/1/20	19,340	21,915
	Bank of America Corp.	5.700%	1/24/22	15,800	18,510
	Bank of America Corp.	3.300%	1/11/23	29,767	31,040
	Bank of America Corp.	4.125%	1/22/24	33,430	36,338
	Bank of America Corp.	4.450%	3/3/26	8,900	9,520
	Bank of New York Mellon Corp.	2.600%	8/17/20	3,017	3,134
	Bank of New York Mellon Corp.	2.450%	11/27/20	14,339	14,813
	Bank of New York Mellon Corp.	4.150%	2/1/21	21,944	24,237
	Bank of New York Mellon Corp.	2.050%	5/3/21	10,780	10,969
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	17,425
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	18,814
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	21,918
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,951
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	16,851
	Bank of New York Mellon Corp.	2.800%	5/4/26	10,780	11,196
4	Bank of New York Mellon Corp.	4.625%	12/29/49	4,655	4,643
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,404
	Bank of Nova Scotia	2.450%	3/22/21	15,000	15,460
	Bank of Nova Scotia	4.500%	12/16/25	26,000	27,772
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	23,856	24,589
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	18,150	18,748
7	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	25,665	26,320
	Barclays plc	2.750%	11/8/19	3,061	3,087
	Barclays plc	3.650%	3/16/25	10,000	9,887

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BB&T Corp.	5.250%	11/1/19	12,000	13,237
	BB&T Corp.	3.950%	3/22/22	4,400	4,766
	BNP Paribas SA	2.400%	12/12/18	3,150	3,206
	BNP Paribas SA	5.000%	1/15/21	44,350	50,172
	BNP Paribas SA	3.250%	3/3/23	6,235	6,554
9	BPCE SA	3.500%	4/24/20	1,100	845
	BPCE SA	4.000%	4/15/24	50,690	55,298
8	BPCE SA	2.875%	4/22/26	3,000	3,552
	Branch Banking & Trust Co.	2.850%	4/1/21	10,425	10,963
	Branch Banking & Trust Co.	3.625%	9/16/25	27,345	29,619
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,505
	Capital One Financial Corp.	3.200%	2/5/25	2,650	2,699
	Capital One Financial Corp.	3.750%	7/28/26	20,000	20,125
	Capital One NA	1.500%	3/22/18	7,000	6,975
	Citigroup Inc.	4.500%	1/14/22	25,970	28,804
	Citigroup Inc.	3.375%	3/1/23	16,000	16,721
	Citigroup Inc.	3.875%	10/25/23	28,736	30,910
	Citigroup Inc.	5.500%	9/13/25	9,000	10,254
	Citigroup Inc.	4.600%	3/9/26	10,355	11,124
	Citigroup Inc.	4.125%	7/25/28	9,471	9,642
[4,7,10]	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
7	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	2,984
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	3,070
7	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,901
	Commonwealth Bank of Australia	2.400%	11/2/20	5,382	5,511
7	Commonwealth Bank of Australia	4.500%	12/9/25	41,985	44,602
7	Commonwealth Bank of Australia	2.850%	5/18/26	22,065	22,664
	Cooperatieve Rabobank UA	2.250%	1/14/20	15,590	15,898
	Cooperatieve Rabobank UA	2.500%	1/19/21	29,940	30,953
	Cooperatieve Rabobank UA	3.875%	2/8/22	53,100	57,929
	Cooperatieve Rabobank UA	3.950%	11/9/22	30,660	32,260
	Cooperatieve Rabobank UA	4.625%	12/1/23	102,134	109,945
	Cooperatieve Rabobank UA	3.375%	5/21/25	25,310	26,936
7	Credit Agricole SA	2.375%	7/1/21	14,060	14,353
	Credit Suisse AG	2.300%	5/28/19	9,820	9,953
	Credit Suisse AG	3.000%	10/29/21	40,000	41,127
	Credit Suisse AG	3.625%	9/9/24	69,650	72,479
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	12,935	13,226
7	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	29,700	30,102
7	Danske Bank A/S	2.800%	3/10/21	43,465	45,438
	Deutsche Bank AG	2.950%	8/20/20	5,000	4,949
	Deutsche Bank AG	3.125%	1/13/21	15,829	15,723
	Discover Bank	7.000%	4/15/20	3,665	4,158
	Discover Bank	3.100%	6/4/20	14,990	15,515
7	DNB Bank ASA	2.375%	6/2/21	16,218	16,603
	Fifth Third Bank	2.875%	10/1/21	18,960	19,880
	Fifth Third Bank	3.850%	3/15/26	4,280	4,551
	First Republic Bank	2.375%	6/17/19	11,791	11,909
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,444
	Goldman Sachs Group Inc.	7.500%	2/15/19	15,000	17,126
	Goldman Sachs Group Inc.	2.550%	10/23/19	2,200	2,253
	Goldman Sachs Group Inc.	6.000%	6/15/20	14,720	16,821
	Goldman Sachs Group Inc.	2.750%	9/15/20	15,522	15,897
	Goldman Sachs Group Inc.	2.625%	4/25/21	3,421	3,484
	Goldman Sachs Group Inc.	5.250%	7/27/21	22,087	25,123
11	Goldman Sachs Group Inc.	5.500%	10/12/21	2,320	3,508
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	61,093
	Goldman Sachs Group Inc.	3.625%	1/22/23	9,300	9,867
	Goldman Sachs Group Inc.	4.000%	3/3/24	53,926	58,147
	Goldman Sachs Group Inc.	3.850%	7/8/24	25,937	27,852
8	Goldman Sachs Group Inc.	2.125%	9/30/24	6,894	8,277
	Goldman Sachs Group Inc.	3.500%	1/23/25	8,000	8,325
	Goldman Sachs Group Inc.	3.750%	5/22/25	65,622	69,274
	Goldman Sachs Group Inc.	4.250%	10/21/25	15,463	16,326

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	3.750%	2/25/26	32,200	34,071
	HSBC Bank USA NA	4.875%	8/24/20	24,478	26,596
	HSBC Holdings plc	5.100%	4/5/21	38,429	42,810
	HSBC Holdings plc	2.950%	5/25/21	17,300	17,620
	HSBC Holdings plc	4.000%	3/30/22	30,100	32,093
	HSBC Holdings plc	3.600%	5/25/23	66,405	68,614
	HSBC Holdings plc	4.250%	3/14/24	17,500	18,234
8	HSBC Holdings plc	3.000%	6/30/25	1,500	1,786
	HSBC Holdings plc	4.250%	8/18/25	35,000	36,155
	HSBC Holdings plc	4.300%	3/8/26	71,090	76,261
	HSBC Holdings plc	3.900%	5/25/26	54,890	56,999
8	HSBC Holdings plc	3.125%	6/7/28	3,883	4,608
	HSBC USA Inc.	2.375%	11/13/19	17,185	17,385
	HSBC USA Inc.	2.750%	8/7/20	1,890	1,924
	Huntington Bancshares Inc.	3.150%	3/14/21	7,915	8,256
	Huntington National Bank	2.400%	4/1/20	7,000	7,110
	Huntington National Bank	2.875%	8/20/20	5,600	5,751
	JPMorgan Chase & Co.	4.400%	7/22/20	18,510	20,268
	JPMorgan Chase & Co.	4.250%	10/15/20	21,790	23,761
	JPMorgan Chase & Co.	2.550%	10/29/20	61,384	62,992
	JPMorgan Chase & Co.	2.550%	3/1/21	44,800	45,924
	JPMorgan Chase & Co.	4.625%	5/10/21	22,450	25,005
	JPMorgan Chase & Co.	2.400%	6/7/21	10,160	10,335
	JPMorgan Chase & Co.	4.350%	8/15/21	14,235	15,719
	JPMorgan Chase & Co.	4.500%	1/24/22	28,610	31,918
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	24,711
	JPMorgan Chase & Co.	3.200%	1/25/23	26,858	28,050
	JPMorgan Chase & Co.	2.700%	5/18/23	26,538	26,917
	JPMorgan Chase & Co.	3.875%	2/1/24	22,900	24,983
	JPMorgan Chase & Co.	3.625%	5/13/24	14,750	15,771
	JPMorgan Chase & Co.	3.125%	1/23/25	9,200	9,449
	JPMorgan Chase & Co.	3.900%	7/15/25	4,500	4,884
	JPMorgan Chase & Co.	3.300%	4/1/26	28,000	29,093
	JPMorgan Chase & Co.	3.200%	6/15/26	26,390	27,237
	JPMorgan Chase & Co.	2.950%	10/1/26	8,000	8,067
4	JPMorgan Chase & Co.	5.300%	12/29/49	5,220	5,364
	KeyBank NA	3.300%	6/1/25	20,000	21,171
8	Leeds Building Society	1.375%	5/5/22	7,204	7,893
	Lloyds Bank plc	2.050%	1/22/19	12,250	12,293
	Lloyds Bank plc	2.350%	9/5/19	15,854	16,041
	Lloyds Bank plc	2.700%	8/17/20	13,573	13,951
	Lloyds Bank plc	6.375%	1/21/21	9,172	10,849
	Lloyds Bank plc	3.500%	5/14/25	11,240	11,889
	Lloyds Banking Group plc	4.650%	3/24/26	37,381	38,508
7	Macquarie Bank Ltd.	2.400%	1/21/20	7,765	7,874
7	Macquarie Bank Ltd.	4.875%	6/10/25	7,910	8,358
7	Macquarie Bank Ltd.	3.900%	1/15/26	15,380	16,375
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	5,758	5,874
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	22,400	23,249
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	59,653	65,541
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	20,000	20,418
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	29,055	29,827
	Morgan Stanley	7.300%	5/13/19	5,000	5,738
	Morgan Stanley	5.625%	9/23/19	20,500	22,799
	Morgan Stanley	5.500%	1/26/20	16,035	17,928
	Morgan Stanley	2.650%	1/27/20	4,300	4,405
	Morgan Stanley	5.500%	7/24/20	12,000	13,561
	Morgan Stanley	5.750%	1/25/21	24,000	27,555
	Morgan Stanley	2.500%	4/21/21	5,939	6,012
	Morgan Stanley	5.500%	7/28/21	26,800	30,827
	Morgan Stanley	3.750%	2/25/23	36,000	38,426
	Morgan Stanley	3.875%	4/29/24	43,400	46,609
	Morgan Stanley	4.000%	7/23/25	51,181	55,035
	Morgan Stanley	3.875%	1/27/26	70,263	74,917

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley	3.125%	7/27/26	39,325	39,662
	MUFG Americas Holdings Corp.	2.250%	2/10/20	3,400	3,428
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	23,174
	MUFG Americas Holdings Corp.	3.000%	2/10/25	12,000	12,240
	National Australia Bank Ltd.	1.875%	7/12/21	14,000	13,978
	National Australia Bank Ltd.	3.000%	1/20/23	14,320	15,020
	National Australia Bank Ltd./New York	2.625%	1/14/21	4,103	4,228
	National Australia Bank Ltd./New York	2.500%	7/12/26	28,485	28,324
7	Nationwide Building Society	2.350%	1/21/20	7,322	7,401
7	Nationwide Building Society	2.450%	7/27/21	16,760	16,902
8	Nationwide Building Society	1.125%	6/3/22	2,868	3,276
7	Nationwide Building Society	3.900%	7/21/25	8,000	8,657
7	Nordea Bank AB	1.875%	9/17/18	6,215	6,275
7	Nordea Bank AB	2.500%	9/17/20	4,715	4,853
7	Nordea Bank AB	2.250%	5/27/21	24,700	25,212
7	Nordea Bank AB	4.250%	9/21/22	11,260	12,063
	Northern Trust Co.	6.500%	8/15/18	4,000	4,393
	Northern Trust Corp.	3.450%	11/4/20	500	535
	Northern Trust Corp.	3.375%	8/23/21	13,036	13,982
	People's United Financial Inc.	3.650%	12/6/22	11,405	11,715
	PNC Bank NA	6.875%	4/1/18	12,085	13,124
	PNC Bank NA	2.600%	7/21/20	15,120	15,703
	PNC Bank NA	2.450%	11/5/20	2,218	2,294
	PNC Bank NA	2.150%	4/29/21	5,873	5,978
	PNC Bank NA	2.700%	11/1/22	41,080	41,853
	PNC Bank NA	2.950%	1/30/23	15,000	15,434
	PNC Bank NA	3.800%	7/25/23	15,750	17,143
	PNC Bank NA	3.300%	10/30/24	19,634	21,062
	PNC Bank NA	2.950%	2/23/25	16,680	17,498
	PNC Bank NA	3.250%	6/1/25	46,732	50,048
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,914
	PNC Financial Services Group Inc.	3.900%	4/29/24	6,525	7,057
	PNC Funding Corp.	6.700%	6/10/19	12,000	13,756
	PNC Funding Corp.	5.125%	2/8/20	21,243	23,781
	PNC Funding Corp.	4.375%	8/11/20	23,000	25,407
	PNC Funding Corp.	3.300%	3/8/22	14,570	15,573
	Regions Bank	7.500%	5/15/18	1,732	1,895
	Regions Financial Corp.	2.000%	5/15/18	2,000	2,005
	Royal Bank of Canada	1.500%	7/29/19	15,910	15,954
	Royal Bank of Canada	2.350%	10/30/20	11,539	11,912
	Royal Bank of Canada	2.500%	1/19/21	11,260	11,690
	Royal Bank of Canada	4.650%	1/27/26	7,790	8,610
	Santander Bank NA	8.750%	5/30/18	5,000	5,525
7	Santander UK Group Holdings plc	4.750%	9/15/25	22,530	22,637
	Santander UK plc	2.500%	3/14/19	8,926	9,061
	Santander UK plc	2.350%	9/10/19	24,966	25,299
	Santander UK plc	4.000%	3/13/24	30,121	32,788
4,8	Skandinaviska Enskilda Banken AB	2.500%	5/28/26	3,049	3,579
	State Street Corp.	2.550%	8/18/20	6,746	7,022
	State Street Corp.	4.375%	3/7/21	10,740	11,992
	State Street Corp.	3.100%	5/15/23	15,025	15,694
	State Street Corp.	3.700%	11/20/23	32,620	36,239
	State Street Corp.	3.300%	12/16/24	27,435	29,676
	State Street Corp.	3.550%	8/18/25	36,058	39,611
	State Street Corp.	2.650%	5/19/26	26,480	27,183
4	State Street Corp.	5.250%	12/29/49	5,240	5,515
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,000	3,157
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	8,160	8,857
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	5,000	5,335
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	12,423	12,948
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	17,625	17,616
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	18,513	20,159
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	53,555	52,848
	SunTrust Bank	3.300%	5/15/26	10,000	10,377

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	SunTrust Banks Inc.	2.900%	3/3/21	6,318	6,599
	Svenska Handelsbanken AB	2.400%	10/1/20	3,853	3,960
	Svenska Handelsbanken AB	2.450%	3/30/21	30,565	31,506
7	Swedbank AB	2.650%	3/10/21	9,419	9,814
	Synchrony Financial	3.750%	8/15/21	17,100	18,061
	Synchrony Financial	4.250%	8/15/24	15,000	15,841
	Synchrony Financial	4.500%	7/23/25	29,100	31,128
	Toronto-Dominion Bank	1.450%	8/13/19	3,900	3,909
	Toronto-Dominion Bank	2.500%	12/14/20	40,480	41,925
	Toronto-Dominion Bank	2.125%	4/7/21	55,000	56,075
	Toronto-Dominion Bank	1.800%	7/13/21	20,835	20,866
	US Bancorp	4.125%	5/24/21	28,055	31,247
	US Bancorp	3.000%	3/15/22	23,724	25,286
	US Bancorp	2.950%	7/15/22	35,200	36,918
	US Bancorp	3.700%	1/30/24	18,500	20,508
	US Bancorp	3.600%	9/11/24	14,800	16,095
	US Bancorp	3.100%	4/27/26	18,611	19,350
	US Bank NA	2.800%	1/27/25	14,400	15,026
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	15
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	1
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	22
	Wells Fargo & Co.	2.600%	7/22/20	19,260	19,882
	Wells Fargo & Co.	2.550%	12/7/20	7,623	7,837
	Wells Fargo & Co.	4.600%	4/1/21	16,673	18,598
9	Wells Fargo & Co.	3.000%	7/27/21	33,950	25,686
6,9	Wells Fargo & Co.	3.200%	7/27/21	7,450	5,675
	Wells Fargo & Co.	3.450%	2/13/23	36,700	38,438
	Wells Fargo & Co.	4.125%	8/15/23	13,100	14,197
	Wells Fargo & Co.	3.300%	9/9/24	69,974	73,819
	Wells Fargo & Co.	3.000%	2/19/25	42,300	43,704
	Wells Fargo & Co.	3.550%	9/29/25	51,784	55,442
	Wells Fargo & Co.	3.000%	4/22/26	27,000	27,700
	Westpac Banking Corp.	4.875%	11/19/19	10,795	11,916
	Westpac Banking Corp.	2.600%	11/23/20	15,885	16,457
	Westpac Banking Corp.	2.100%	5/13/21	30,045	30,513
	Westpac Banking Corp.	2.850%	5/13/26	46,380	47,597
	Brokerage (1.3%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,471	11,090
	Ameriprise Financial Inc.	7.300%	6/28/19	3,200	3,687
	Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,878
	Ameriprise Financial Inc.	3.700%	10/15/24	15,000	16,263
7	Apollo Management Holdings LP	4.400%	5/27/26	24,515	25,496
	BlackRock Inc.	4.250%	5/24/21	4,250	4,748
	BlackRock Inc.	3.375%	6/1/22	12,000	12,956
	BlackRock Inc.	3.500%	3/18/24	20,000	21,956
	Charles Schwab Corp.	4.450%	7/22/20	6,500	7,222
	Charles Schwab Corp.	3.225%	9/1/22	11,150	11,781
	CME Group Inc.	3.000%	3/15/25	13,500	14,338
	Franklin Resources Inc.	4.625%	5/20/20	7,550	8,328
	Franklin Resources Inc.	2.800%	9/15/22	11,000	11,489
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	37,361
	Invesco Finance plc	3.125%	11/30/22	30,485	32,058
	Invesco Finance plc	4.000%	1/30/24	21,300	23,555
	Invesco Finance plc	3.750%	1/15/26	15,323	16,491
	Jefferies Group LLC	6.875%	4/15/21	8,000	9,193
	Jefferies Group LLC	5.125%	1/20/23	5,000	5,287
	Legg Mason Inc.	3.950%	7/15/24	5,000	5,084
10	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Nomura Holdings Inc.	2.750%	3/19/19	9,950	10,203
	Stifel Financial Corp.	3.500%	12/1/20	11,030	11,197

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Stifel Financial Corp.	4.250%	7/18/24	15,000	15,207
	TD Ameritrade Holding Corp.	2.950%	4/1/22	16,715	17,475
	TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	12,205
	Finance Companies (1.0%)
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	4,645	4,802
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.950%	2/1/22	9,340	9,760
	Air Lease Corp.	3.375%	1/15/19	8,000	8,230
	Air Lease Corp.	4.250%	9/15/24	16,000	16,640
	GE Capital International Funding Co.	2.342%	11/15/20	69,573	72,101
	GE Capital International Funding Co.	3.373%	11/15/25	22,176	24,379
	GE Capital International Funding Co.	4.418%	11/15/35	43,400	50,011
	HSBC Finance Corp.	6.676%	1/15/21	63,939	72,821
7	Peachtree Corners Funding Trust	3.976%	2/15/25	15,000	15,240
7	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	11,015	11,072
	Insurance (5.6%)
	Aetna Inc.	2.400%	6/15/21	445	453
	Aetna Inc.	2.750%	11/15/22	29,020	29,654
	Aetna Inc.	2.800%	6/15/23	45,010	46,286
	Aetna Inc.	3.500%	11/15/24	15,000	16,040
	Aetna Inc.	3.200%	6/15/26	67,925	69,691
	Aflac Inc.	4.000%	2/15/22	2,000	2,206
	Aflac Inc.	3.625%	6/15/23	16,000	17,271
	Aflac Inc.	3.625%	11/15/24	5,000	5,413
	Aflac Inc.	3.250%	3/17/25	10,000	10,472
7	AIA Group Ltd.	3.200%	3/11/25	15,505	15,946
	Alleghany Corp.	4.950%	6/27/22	2,586	2,871
4,8	Allianz Finance II BV	5.750%	7/8/41	17,200	22,369
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	24,105	24,819
4	Allstate Corp.	5.750%	8/15/53	5,000	5,238
	Alterra Finance LLC	6.250%	9/30/20	8,000	9,204
	American Financial Group Inc.	9.875%	6/15/19	10,000	12,011
	American International Group Inc.	4.875%	6/1/22	3,215	3,604
	Anthem Inc.	4.350%	8/15/20	2,000	2,182
	Anthem Inc.	3.700%	8/15/21	3,090	3,321
	Aon plc	3.500%	6/14/24	7,012	7,248
4,8	Aquarius and Investments plc for Zurich Insurance Co.
	Ltd.	4.250%	10/2/43	14,465	18,062
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,500	5,834
8	AXA SA	5.250%	4/16/40	5,350	6,697
4,8	AXA SA	5.125%	7/4/43	4,593	6,011
4,8	AXA SA	3.875%	5/20/49	6,046	6,927
4,11	AXA SA	5.453%	11/29/49	1,569	2,140
	Axis Specialty Finance LLC	5.875%	6/1/20	9,240	10,313
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,000	2,237
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,360	4,650
	Berkshire Hathaway Inc.	3.750%	8/15/21	11,500	12,677
	Berkshire Hathaway Inc.	2.750%	3/15/23	88,685	92,617
	Berkshire Hathaway Inc.	3.125%	3/15/26	77,788	82,709
	Brown & Brown Inc.	4.200%	9/15/24	15,000	15,305
4	Chubb Corp.	6.375%	3/29/67	6,984	6,251
	Chubb INA Holdings Inc.	2.875%	11/3/22	21,435	22,591
	Chubb INA Holdings Inc.	2.700%	3/13/23	7,695	7,909
	Chubb INA Holdings Inc.	3.350%	5/15/24	39,741	42,979
	Chubb INA Holdings Inc.	3.150%	3/15/25	26,400	28,028
	Chubb INA Holdings Inc.	3.350%	5/3/26	2,287	2,468
	CNA Financial Corp.	5.875%	8/15/20	5,000	5,629
4,11	CNP Assurances	7.375%	9/30/41	3,800	5,706
4,8	CNP Assurances	4.500%	6/10/47	1,500	1,691
	Coventry Health Care Inc.	5.450%	6/15/21	8,500	9,708
4,8	Credit Agricole Assurances SA	4.250%	1/29/49	3,000	3,327
4,8	Credit Agricole Assurances SA	4.500%	10/31/49	2,400	2,672

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	First American Financial Corp.	4.600%	11/15/24	12,000	12,611
7	Five Corners Funding Trust	4.419%	11/15/23	29,000	31,506
	Hanover Insurance Group Inc.	4.500%	4/15/26	6,900	7,133
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,297
	Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	11,195
7	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,634
	Kemper Corp.	4.350%	2/15/25	15,000	15,569
	Loews Corp.	2.625%	5/15/23	8,000	8,094
	Manulife Financial Corp.	4.900%	9/17/20	24,150	26,767
	Manulife Financial Corp.	4.150%	3/4/26	55,450	60,511
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,275	5,386
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	5,377
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	8,345	8,749
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	10,087	10,914
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	42,530	44,110
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	30,747	32,250
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	2,000	2,132
7	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,747
	MetLife Inc.	3.048%	12/15/22	23,000	23,845
	MetLife Inc.	4.368%	9/15/23	38,430	42,713
	MetLife Inc.	3.600%	4/10/24	13,005	13,761
	MetLife Inc.	3.600%	11/13/25	27,520	29,134
4	MetLife Inc.	5.250%	12/29/49	2,635	2,637
7	New York Life Global Funding	1.950%	2/11/20	1,595	1,615
	PartnerRe Finance A LLC	6.875%	6/1/18	3,857	4,176
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,432
	Principal Financial Group Inc.	8.875%	5/15/19	3,395	3,988
4	Principal Financial Group Inc.	4.700%	5/15/55	1,500	1,495
7	Principal Life Global Funding II	2.200%	4/8/20	10,650	10,811
4	Progressive Corp.	6.700%	6/15/67	11,587	10,805
	Prudential Financial Inc.	2.350%	8/15/19	1,950	1,996
	Prudential Financial Inc.	4.500%	11/16/21	7,205	8,095
	Prudential Financial Inc.	3.500%	5/15/24	5,000	5,252
4	Prudential Financial Inc.	5.875%	9/15/42	6,000	6,570
4	Prudential Financial Inc.	5.625%	6/15/43	7,875	8,377
4	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,528
4	Prudential Financial Inc.	5.375%	5/15/45	7,150	7,436
	Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,516
	Reinsurance Group of America Inc.	4.700%	9/15/23	11,430	12,411
	Reinsurance Group of America Inc.	3.950%	9/15/26	26,655	27,844
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	19,436
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	6,710	6,727
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	3,320	3,422
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,488
7	Swiss Re Treasury US Corp.	2.875%	12/6/22	2,000	2,053
7	TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	38,771	40,991
8	Trinity Acquisition plc	2.125%	5/26/22	17,792	20,427
	Trinity Acquisition plc	4.625%	8/15/23	3,000	3,176
	Trinity Acquisition plc	4.400%	3/15/26	14,815	15,519
	UnitedHealth Group Inc.	2.700%	7/15/20	3,870	4,054
	UnitedHealth Group Inc.	3.875%	10/15/20	14,000	15,274
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,680
	UnitedHealth Group Inc.	2.875%	12/15/21	10,000	10,582
	UnitedHealth Group Inc.	2.875%	3/15/22	26,816	28,168
	UnitedHealth Group Inc.	3.350%	7/15/22	17,660	19,008
	UnitedHealth Group Inc.	2.750%	2/15/23	12,000	12,537
	UnitedHealth Group Inc.	2.875%	3/15/23	9,000	9,352
	UnitedHealth Group Inc.	3.750%	7/15/25	28,550	31,796
	WR Berkley Corp.	4.625%	3/15/22	2,977	3,272
	XLIT Ltd.	6.375%	11/15/24	2,398	2,862
	Real Estate Investment Trusts (2.6%)
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	17,155	17,924
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	6,807

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Campus Communities Operating Partnership
	LP	3.750%	4/15/23	2,000	2,095
	AvalonBay Communities Inc.	2.950%	5/11/26	35,000	35,581
	Boston Properties LP	3.125%	9/1/23	2,654	2,765
	Boston Properties LP	3.800%	2/1/24	3,375	3,658
	Boston Properties LP	3.650%	2/1/26	10,000	10,813
	Brandywine Operating Partnership LP	3.950%	2/15/23	4,090	4,191
	Brandywine Operating Partnership LP	4.100%	10/1/24	17,000	17,469
	Brixmor Operating Partnership LP	3.850%	2/1/25	7,000	7,125
	Brixmor Operating Partnership LP	4.125%	6/15/26	18,740	19,417
7	Care Capital Properties LP	5.125%	8/15/26	9,500	9,633
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	7,985	8,216
	CubeSmart LP	4.375%	12/15/23	4,510	4,919
	DDR Corp.	3.375%	5/15/23	7,000	7,000
	DDR Corp.	3.625%	2/1/25	10,000	10,102
	Digital Realty Trust LP	3.400%	10/1/20	2,247	2,351
	Digital Realty Trust LP	5.250%	3/15/21	12,225	13,703
	Digital Realty Trust LP	3.950%	7/1/22	9,362	9,932
	Digital Realty Trust LP	4.750%	10/1/25	16,163	17,596
	Duke Realty LP	3.625%	4/15/23	9,000	9,521
	Duke Realty LP	3.250%	6/30/26	2,491	2,560
	ERP Operating LP	3.375%	6/1/25	21,000	22,234
	Essex Portfolio LP	3.500%	4/1/25	12,182	12,724
	Federal Realty Investment Trust	2.550%	1/15/21	5,417	5,533
	Federal Realty Investment Trust	3.000%	8/1/22	22,448	23,319
	Federal Realty Investment Trust	2.750%	6/1/23	3,000	3,069
	Federal Realty Investment Trust	3.950%	1/15/24	8,269	9,165
7	Goodman Funding Pty Ltd.	6.375%	4/15/21	3,650	4,291
7	Goodman Funding Pty Ltd.	6.000%	3/22/22	8,155	9,507
	HCP Inc.	2.625%	2/1/20	7,000	7,089
	HCP Inc.	4.000%	12/1/22	16,027	16,903
	HCP Inc.	4.250%	11/15/23	5,400	5,699
	Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	13,096
	Healthcare Realty Trust Inc.	3.875%	5/1/25	7,000	7,078
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,705	4,815
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	14,912	15,218
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	4,700	4,749
	Highwoods Realty LP	3.200%	6/15/21	6,000	6,077
	Kilroy Realty LP	4.375%	10/1/25	3,920	4,272
	Liberty Property LP	4.400%	2/15/24	9,900	10,748
	Liberty Property LP	3.750%	4/1/25	1,340	1,389
	Mid-America Apartments LP	4.300%	10/15/23	2,135	2,310
	Mid-America Apartments LP	4.000%	11/15/25	3,000	3,200
	National Retail Properties Inc.	4.000%	11/15/25	2,100	2,259
	Omega Healthcare Investors Inc.	4.375%	8/1/23	8,500	8,585
	Omega Healthcare Investors Inc.	4.950%	4/1/24	19,000	19,570
	Omega Healthcare Investors Inc.	5.250%	1/15/26	20,806	21,950
	Omega Healthcare Investors Inc.	4.500%	4/1/27	13,179	13,047
8	Prologis International Funding II SA	1.876%	4/17/25	2,865	3,447
	Realty Income Corp.	4.650%	8/1/23	6,000	6,638
	Simon Property Group LP	2.500%	9/1/20	1,760	1,824
	Simon Property Group LP	4.375%	3/1/21	28,394	31,535
	Simon Property Group LP	4.125%	12/1/21	20,822	23,132
	Simon Property Group LP	3.375%	3/15/22	7,000	7,507
	Simon Property Group LP	2.750%	2/1/23	7,500	7,783
	Simon Property Group LP	3.750%	2/1/24	30,500	33,584
	Simon Property Group LP	3.375%	10/1/24	4,000	4,335
	Simon Property Group LP	3.500%	9/1/25	12,997	14,196
	Simon Property Group LP	3.300%	1/15/26	14,000	15,042
	Sovran Acquisition LP	3.500%	7/1/26	16,338	16,633
	UDR Inc.	4.625%	1/10/22	3,455	3,846
	Ventas Realty LP	3.125%	6/15/23	13,186	13,398
	Ventas Realty LP	3.750%	5/1/24	10,000	10,532
	Weingarten Realty Investors	3.375%	10/15/22	5,694	5,858

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Weingarten Realty Investors	4.450%	1/15/24	1,950	2,083
	Weingarten Realty Investors	3.850%	6/1/25	3,404	3,532
	Welltower Inc.	6.125%	4/15/20	5,000	5,685
	Welltower Inc.	4.950%	1/15/21	8,000	8,837
	Welltower Inc.	5.250%	1/15/22	231	260
	Welltower Inc.	3.750%	3/15/23	13,439	14,044
	Welltower Inc.	4.500%	1/15/24	7,000	7,640
	Welltower Inc.	4.000%	6/1/25	2,875	3,072
					8,215,823
Industrial (40.2%)
	Basic Industry (1.7%)
	Agrium Inc.	3.500%	6/1/23	15,000	15,767
	Agrium Inc.	3.375%	3/15/25	8,000	8,285
	Air Products & Chemicals Inc.	3.000%	11/3/21	12,890	13,766
	Air Products & Chemicals Inc.	2.750%	2/3/23	3,015	3,149
	Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	7,611
	Airgas Inc.	2.375%	2/15/20	3,725	3,797
	Airgas Inc.	3.050%	8/1/20	4,690	4,861
	Airgas Inc.	3.650%	7/15/24	3,500	3,764
9	BHP Billiton Finance Ltd.	3.000%	3/30/20	5,340	4,074
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	26,170	27,962
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,750	18,708
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	41,800	46,344
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	1,573	1,996
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,793
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,246
	CF Industries Inc.	7.125%	5/1/20	3,480	4,019
	CF Industries Inc.	3.450%	6/1/23	5,685	5,777
	Dow Chemical Co.	8.550%	5/15/19	15,364	18,280
	Eastman Chemical Co.	4.500%	1/15/21	4,000	4,368
	EI du Pont de Nemours & Co.	3.625%	1/15/21	13,635	14,698
	EI du Pont de Nemours & Co.	4.250%	4/1/21	967	1,074
	EI du Pont de Nemours & Co.	2.800%	2/15/23	10,000	10,244
	Goldcorp Inc.	3.700%	3/15/23	4,000	4,158
	International Paper Co.	3.650%	6/15/24	6,085	6,468
	International Paper Co.	3.800%	1/15/26	3,585	3,858
8	LYB International Finance II BV	1.875%	3/2/22	955	1,126
	LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,850
	LyondellBasell Industries NV	5.750%	4/15/24	4,340	5,178
	Monsanto Co.	2.125%	7/15/19	7,397	7,529
	Monsanto Co.	2.750%	7/15/21	15,885	16,411
	Monsanto Co.	2.200%	7/15/22	14,160	14,032
	Newmont Mining Corp.	3.500%	3/15/22	4,000	4,190
	Packaging Corp. of America	3.650%	9/15/24	7,000	7,272
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	4,764	5,256
	PPG Industries Inc.	3.600%	11/15/20	10,840	11,451
	Praxair Inc.	4.050%	3/15/21	12,925	14,369
	Praxair Inc.	3.000%	9/1/21	16,915	18,011
	Praxair Inc.	2.450%	2/15/22	29,730	30,801
	Praxair Inc.	2.650%	2/5/25	2,865	2,984
	Praxair Inc.	3.200%	1/30/26	5,000	5,446
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,000	3,603
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	12,935	14,249
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	18,820	20,486
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	5,000	5,373
	Rio Tinto Finance USA plc	3.500%	3/22/22	16,000	17,142
	Syngenta Finance NV	3.125%	3/28/22	5,935	6,184
	Vale Overseas Ltd.	5.625%	9/15/19	6,000	6,330
	Vale Overseas Ltd.	5.875%	6/10/21	4,685	4,867
	Capital Goods (3.2%)
	ABB Finance USA Inc.	2.875%	5/8/22	5,000	5,242
7	ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,604
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,138

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Airbus Group Finance BV	2.700%	4/17/23	27,110	28,226
	Boeing Co.	2.850%	10/30/24	9,000	9,561
	Caterpillar Financial Services Corp.	2.750%	8/20/21	11,885	12,460
	Caterpillar Financial Services Corp.	2.850%	6/1/22	26,600	27,817
	Caterpillar Financial Services Corp.	2.625%	3/1/23	14,845	15,298
	Caterpillar Financial Services Corp.	3.750%	11/24/23	14,000	15,522
	Caterpillar Financial Services Corp.	3.250%	12/1/24	22,650	24,406
	Caterpillar Inc.	2.600%	6/26/22	25,285	26,334
	Caterpillar Inc.	3.400%	5/15/24	7,255	7,872
	Crane Co.	4.450%	12/15/23	2,000	2,142
7	CRH America Inc.	3.875%	5/18/25	10,000	10,708
	Deere & Co.	2.600%	6/8/22	33,975	35,393
	Dover Corp.	3.150%	11/15/25	13,665	14,581
	Embraer Netherlands Finance BV	5.050%	6/15/25	5,880	5,974
7	Embraer Overseas Ltd.	5.696%	9/16/23	7,025	7,420
	Embraer SA	5.150%	6/15/22	8,000	8,338
	Flowserve Corp.	3.500%	9/15/22	5,000	5,180
	General Electric Capital Corp.	6.000%	8/7/19	3,694	4,220
	General Electric Capital Corp.	5.500%	1/8/20	45,585	51,933
	General Electric Capital Corp.	2.200%	1/9/20	1,768	1,824
	General Electric Capital Corp.	5.550%	5/4/20	614	707
	General Electric Capital Corp.	4.375%	9/16/20	7,120	7,928
	General Electric Capital Corp.	4.625%	1/7/21	47,148	53,494
	General Electric Capital Corp.	5.300%	2/11/21	6,871	7,968
	General Electric Capital Corp.	4.650%	10/17/21	22,613	25,930
	General Electric Capital Corp.	3.150%	9/7/22	13,160	14,115
	General Electric Capital Corp.	3.100%	1/9/23	45,662	48,980
	General Electric Capital Corp.	3.450%	5/15/24	10,854	11,897
	General Electric Capital Corp.	6.750%	3/15/32	26,415	37,506
	General Electric Capital Corp.	6.150%	8/7/37	3,436	4,853
4	General Electric Co.	5.000%	12/29/49	2,000	2,155
8	Honeywell International Inc.	1.300%	2/22/23	2,400	2,834
	Illinois Tool Works Inc.	3.500%	3/1/24	8,562	9,451
	John Deere Capital Corp.	3.900%	7/12/21	10,000	11,097
	John Deere Capital Corp.	2.750%	3/15/22	36,330	37,763
	John Deere Capital Corp.	2.800%	1/27/23	28,894	30,284
	John Deere Capital Corp.	2.800%	3/6/23	50,095	52,797
	L-3 Communications Corp.	3.950%	5/28/24	684	718
	Owens Corning	6.500%	12/1/16	121	123
	Owens Corning	9.000%	6/15/19	195	224
	Parker-Hannifin Corp.	3.500%	9/15/22	4,885	5,351
	Parker-Hannifin Corp.	3.300%	11/21/24	10,615	11,475
	Precision Castparts Corp.	2.500%	1/15/23	45,952	47,917
	Raytheon Co.	2.500%	12/15/22	30,000	31,324
	Raytheon Co.	3.150%	12/15/24	7,195	7,821
	Raytheon Co.	7.000%	11/1/28	9,548	13,528
	Rockwell Collins Inc.	3.700%	12/15/23	2,300	2,531
	Roper Technologies Inc.	3.125%	11/15/22	3,000	3,083
	Spirit AeroSystems Inc.	3.850%	6/15/26	11,765	12,324
	Tyco International Finance SA	3.900%	2/14/26	6,600	7,201
	United Rentals North America Inc.	4.625%	7/15/23	8,685	8,859
	United Rentals North America Inc.	5.875%	9/15/26	3,115	3,232
	United Technologies Corp.	3.100%	6/1/22	14,000	15,056
	Xylem Inc.	4.875%	10/1/21	3,000	3,271
	Communication (3.3%)
	21st Century Fox America Inc.	6.900%	3/1/19	7,000	7,936
	21st Century Fox America Inc.	3.000%	9/15/22	6,000	6,297
	America Movil SAB de CV	5.000%	10/16/19	12,000	13,247
	America Movil SAB de CV	5.000%	3/30/20	15,000	16,709
	America Movil SAB de CV	3.125%	7/16/22	54,350	56,804
	America Movil SAB de CV	4.375%	7/16/42	5,000	5,356
	American Tower Corp.	3.450%	9/15/21	15,565	16,444
	American Tower Corp.	3.500%	1/31/23	5,000	5,241

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Tower Corp.	4.000%	6/1/25	6,000	6,528
	American Tower Corp.	4.400%	2/15/26	15,000	16,605
	AT&T Inc.	5.800%	2/15/19	12,000	13,270
	AT&T Inc.	2.450%	6/30/20	6,000	6,150
	AT&T Inc.	4.600%	2/15/21	9,375	10,382
	AT&T Inc.	5.000%	3/1/21	10,637	12,039
	AT&T Inc.	3.000%	2/15/22	7,396	7,693
	AT&T Inc.	3.800%	3/15/22	6,800	7,326
	AT&T Inc.	3.000%	6/30/22	16,000	16,603
	AT&T Inc.	4.450%	4/1/24	11,568	12,804
	AT&T Inc.	3.950%	1/15/25	5,000	5,424
	AT&T Inc.	3.400%	5/15/25	5,000	5,163
8	British Telecommunications plc	1.750%	3/10/26	3,100	3,740
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	8,459	9,097
7	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	10,000	11,008
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	14,170
	Comcast Corp.	3.125%	7/15/22	20,126	21,655
	Comcast Corp.	3.600%	3/1/24	45,000	49,856
	Comcast Corp.	3.375%	2/15/25	16,000	17,410
	Comcast Corp.	3.375%	8/15/25	24,000	26,063
	Comcast Corp.	3.150%	3/1/26	31,000	33,102
	Crown Castle International Corp.	4.450%	2/15/26	15,000	16,631
	Crown Castle International Corp.	3.700%	6/15/26	7,000	7,382
	Grupo Televisa SAB	4.625%	1/30/26	5,000	5,525
	Moody's Corp.	4.500%	9/1/22	16,700	18,709
	NBCUniversal Media LLC	5.150%	4/30/20	5,560	6,330
	NBCUniversal Media LLC	4.375%	4/1/21	28,710	32,352
	NBCUniversal Media LLC	2.875%	1/15/23	20,000	21,060
	Omnicom Group Inc.	4.450%	8/15/20	10,427	11,517
	Omnicom Group Inc.	3.625%	5/1/22	10,000	10,774
	Omnicom Group Inc.	3.650%	11/1/24	6,000	6,430
	Orange SA	2.750%	2/6/19	3,584	3,688
	Orange SA	4.125%	9/14/21	6,400	7,075
	Qwest Corp.	6.750%	12/1/21	12,628	14,002
9	Telstra Corp. Ltd.	4.000%	9/16/22	28,090	22,653
	Thomson Reuters Corp.	4.300%	11/23/23	6,000	6,601
	Thomson Reuters Corp.	3.350%	5/15/26	12,000	12,473
	Time Warner Cable Inc.	8.250%	4/1/19	4,500	5,222
	Time Warner Entertainment Co. LP	8.375%	3/15/23	4,000	5,238
	Verizon Communications Inc.	4.500%	9/15/20	17,000	18,911
	Verizon Communications Inc.	3.450%	3/15/21	27,000	28,997
	Verizon Communications Inc.	4.600%	4/1/21	18,000	20,266
	Verizon Communications Inc.	3.000%	11/1/21	7,000	7,403
	Verizon Communications Inc.	3.500%	11/1/21	15,971	17,105
	Verizon Communications Inc.	2.450%	11/1/22	21,347	21,878
	Verizon Communications Inc.	5.150%	9/15/23	38,000	44,704
	Verizon Communications Inc.	4.150%	3/15/24	12,000	13,370
	Verizon Communications Inc.	3.500%	11/1/24	8,000	8,627
	Verizon Communications Inc.	2.625%	8/15/26	7,700	7,676
	Viacom Inc.	3.875%	12/15/21	2,246	2,394
	Viacom Inc.	4.250%	9/1/23	4,520	4,802
	Viacom Inc.	3.875%	4/1/24	10,000	10,280
	Vodafone Group plc	1.500%	2/19/18	3,750	3,763
	Vodafone Group plc	4.375%	3/16/21	4,500	4,985
	Vodafone Group plc	2.950%	2/19/23	4,654	4,793
	Walt Disney Co.	3.150%	9/17/25	14,250	15,629
	Walt Disney Co.	3.000%	2/13/26	11,300	12,109
	WPP Finance 2010	4.750%	11/21/21	5,000	5,585
	Consumer Cyclical (5.3%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	5,130	5,216
	Alibaba Group Holding Ltd.	3.125%	11/28/21	30,375	31,470
	Alibaba Group Holding Ltd.	3.600%	11/28/24	22,923	23,972

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Honda Finance Corp.	2.450%	9/24/20	5,380	5,592
	American Honda Finance Corp.	1.650%	7/12/21	19,600	19,680
	Automatic Data Processing Inc.	3.375%	9/15/25	14,470	15,849
	AutoNation Inc.	3.350%	1/15/21	1,905	1,947
	AutoNation Inc.	4.500%	10/1/25	7,000	7,491
	AutoZone Inc.	3.700%	4/15/22	5,915	6,295
	AutoZone Inc.	2.875%	1/15/23	3,500	3,583
	Block Financial LLC	4.125%	10/1/20	5,000	5,204
	Block Financial LLC	5.250%	10/1/25	2,000	2,173
7	BMW US Capital LLC	2.000%	4/11/21	13,685	13,916
7	BMW US Capital LLC	2.800%	4/11/26	14,190	14,746
	Brinker International Inc.	3.875%	5/15/23	1,500	1,519
	Costco Wholesale Corp.	2.250%	2/15/22	6,880	7,103
	Cummins Inc.	3.650%	10/1/23	7,500	8,142
	CVS Health Corp.	2.800%	7/20/20	50,170	52,545
	CVS Health Corp.	2.750%	12/1/22	26,156	27,311
	CVS Health Corp.	3.875%	7/20/25	13,277	14,718
	Delphi Corp.	4.150%	3/15/24	5,000	5,373
	Dollar General Corp.	3.250%	4/15/23	4,500	4,725
	Expedia Inc.	4.500%	8/15/24	7,000	7,414
8	FCA Capital Ireland plc	1.250%	9/23/20	1,600	1,837
	Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,568
	Ford Motor Credit Co. LLC	3.157%	8/4/20	5,350	5,526
	Ford Motor Credit Co. LLC	3.200%	1/15/21	10,000	10,373
	Ford Motor Credit Co. LLC	5.750%	2/1/21	9,545	10,907
	Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	20,715
	Ford Motor Credit Co. LLC	3.219%	1/9/22	5,000	5,186
	Ford Motor Credit Co. LLC	3.664%	9/8/24	7,000	7,304
	Ford Motor Credit Co. LLC	4.134%	8/4/25	6,000	6,423
	Ford Motor Credit Co. LLC	4.389%	1/8/26	16,869	18,556
	General Motors Co.	4.875%	10/2/23	6,000	6,518
	General Motors Financial Co. Inc.	3.500%	7/10/19	8,655	8,936
	General Motors Financial Co. Inc.	3.700%	11/24/20	6,000	6,240
	General Motors Financial Co. Inc.	4.375%	9/25/21	20,000	21,300
	General Motors Financial Co. Inc.	3.450%	4/10/22	5,000	5,081
	General Motors Financial Co. Inc.	3.700%	5/9/23	10,000	10,212
	General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	10,462
	General Motors Financial Co. Inc.	4.000%	1/15/25	13,068	13,427
	General Motors Financial Co. Inc.	4.300%	7/13/25	3,000	3,150
	General Motors Financial Co. Inc.	5.250%	3/1/26	10,941	12,145
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	4,004
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	12,380	13,574
	Harley-Davidson Inc.	3.500%	7/28/25	12,000	12,886
	Harman International Industries Inc.	4.150%	5/15/25	10,000	10,453
	Home Depot Inc.	4.400%	4/1/21	6,895	7,781
	Home Depot Inc.	2.625%	6/1/22	20,960	22,074
	Home Depot Inc.	2.700%	4/1/23	17,254	18,197
	Home Depot Inc.	3.750%	2/15/24	4,000	4,495
	Home Depot Inc.	3.350%	9/15/25	9,990	11,034
	Home Depot Inc.	3.000%	4/1/26	14,000	15,065
	Kohl's Corp.	3.250%	2/1/23	5,970	6,063
	Kohl's Corp.	4.250%	7/17/25	3,000	3,075
	Lowe's Cos. Inc.	3.750%	4/15/21	22,555	24,899
	Lowe's Cos. Inc.	3.800%	11/15/21	10,151	11,227
	Lowe's Cos. Inc.	3.120%	4/15/22	20,501	22,002
	Lowe's Cos. Inc.	3.875%	9/15/23	22,795	25,641
	Lowe's Cos. Inc.	3.125%	9/15/24	3,505	3,787
	Lowe's Cos. Inc.	3.375%	9/15/25	21,130	23,290
	Lowe's Cos. Inc.	2.500%	4/15/26	30,380	31,159
	Macy's Retail Holdings Inc.	3.450%	1/15/21	6,000	6,289
	Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	7,321
	Marriott International Inc.	3.250%	9/15/22	3,500	3,631
	MasterCard Inc.	3.375%	4/1/24	16,000	17,561
	McDonald's Corp.	3.625%	5/20/21	4,500	4,866

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	McDonald's Corp.	2.625%	1/15/22	9,000	9,325
	McDonald's Corp.	3.700%	1/30/26	15,000	16,413
7	Nissan Motor Acceptance Corp.	2.550%	3/8/21	13,785	14,188
	NVR Inc.	3.950%	9/15/22	10,000	10,588
	O'Reilly Automotive Inc.	3.800%	9/1/22	4,000	4,286
8	Priceline Group Inc.	1.800%	3/3/27	12,710	14,203
	QVC Inc.	3.125%	4/1/19	2,000	2,054
	QVC Inc.	4.850%	4/1/24	5,000	5,206
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,714
	Starbucks Corp.	2.700%	6/15/22	9,745	10,285
	Starbucks Corp.	3.850%	10/1/23	12,000	13,530
	Starbucks Corp.	2.450%	6/15/26	10,665	11,010
	Target Corp.	2.900%	1/15/22	17,077	18,209
	Target Corp.	3.500%	7/1/24	6,985	7,767
	Target Corp.	2.500%	4/15/26	11,000	11,409
	TJX Cos. Inc.	6.950%	4/15/19	15,663	18,023
	TJX Cos. Inc.	2.750%	6/15/21	7,310	7,729
	TJX Cos. Inc.	2.500%	5/15/23	16,900	17,625
	Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	10,032
	Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,740
	Toyota Motor Credit Corp.	2.750%	5/17/21	8,625	9,107
	Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	26,485
	Toyota Motor Credit Corp.	3.300%	1/12/22	7,375	7,956
	VF Corp.	3.500%	9/1/21	5,505	5,970
	Visa Inc.	2.200%	12/14/20	10,000	10,327
	Visa Inc.	2.800%	12/14/22	25,000	26,475
	Visa Inc.	3.150%	12/14/25	158,376	169,866
7	Volkswagen Group of America Finance LLC	1.250%	5/23/17	10,970	10,939
7	Volkswagen Group of America Finance LLC	1.600%	11/20/17	2,395	2,395
7	Volkswagen Group of America Finance LLC	1.650%	5/22/18	1,335	1,334
7	Volkswagen Group of America Finance LLC	2.125%	5/23/19	2,710	2,731
4,8	Volkswagen International Finance NV	2.500%	12/29/49	1,600	1,715
	Wal-Mart Stores Inc.	3.250%	10/25/20	21,195	22,977
	Wal-Mart Stores Inc.	4.250%	4/15/21	13,619	15,456
	Wal-Mart Stores Inc.	2.550%	4/11/23	77,171	80,977
	Wal-Mart Stores Inc.	3.300%	4/22/24	17,930	19,745
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	10,000	10,611
	Walgreens Boots Alliance Inc.	3.100%	6/1/23	3,125	3,235
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	19,610	20,569
7	Wesfarmers Ltd.	1.874%	3/20/18	6,000	6,030
	Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,229
	Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	2,064
	Consumer Noncyclical (10.4%)
	Abbott Laboratories	2.550%	3/15/22	9,000	9,255
	Abbott Laboratories	2.950%	3/15/25	10,000	10,367
	AbbVie Inc.	3.600%	5/14/25	45,075	47,666
	AbbVie Inc.	3.200%	5/14/26	25,000	25,645
	Actavis Funding SCS	3.450%	3/15/22	6,500	6,848
	Actavis Funding SCS	3.850%	6/15/24	30,000	32,024
	Actavis Funding SCS	3.800%	3/15/25	14,536	15,430
	Actavis Inc.	3.250%	10/1/22	43,542	45,386
	Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,231
	Agilent Technologies Inc.	3.200%	10/1/22	10,000	10,234
	Agilent Technologies Inc.	3.875%	7/15/23	7,500	7,989
	Allergan Inc.	2.800%	3/15/23	5,000	4,995
	Altria Group Inc.	9.250%	8/6/19	8,014	9,854
	Altria Group Inc.	2.850%	8/9/22	95,149	100,356
	Altria Group Inc.	4.000%	1/31/24	27,494	31,025
	AmerisourceBergen Corp.	4.875%	11/15/19	6,270	6,889
	AmerisourceBergen Corp.	3.400%	5/15/24	8,000	8,527
	AmerisourceBergen Corp.	3.250%	3/1/25	18,000	19,115
	Amgen Inc.	3.625%	5/15/22	12,000	13,003
	Amgen Inc.	3.625%	5/22/24	9,000	9,784

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	85
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,425
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	15,000	15,532
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	12,382	12,671
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	61,800	65,070
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,500	9,245
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	138,250	147,811
8	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	600	886
8	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	3,100	4,243
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	9,928
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,210	8,135
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,286	13,807
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	36,346	37,353
	AstraZeneca plc	3.375%	11/16/25	42,000	45,155
	Baxalta Inc.	3.600%	6/23/22	7,000	7,312
	Baxalta Inc.	4.000%	6/23/25	10,000	10,642
	Baxter International Inc.	4.250%	3/15/20	1,747	1,901
4,8	Bayer AG	2.375%	4/2/75	3,680	3,924
	Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,115
	Biogen Inc.	4.050%	9/15/25	37,500	41,074
	Boston Scientific Corp.	6.000%	1/15/20	6,500	7,406
	Boston Scientific Corp.	4.125%	10/1/23	2,000	2,162
	Boston Scientific Corp.	3.850%	5/15/25	6,500	6,994
8	Brown-Forman Corp.	1.200%	7/7/26	2,000	2,328
8	Bunge Finance Europe BV	1.850%	6/16/23	11,017	13,066
	Cardinal Health Inc.	3.500%	11/15/24	7,000	7,480
7	Cargill Inc.	4.307%	5/14/21	9,843	10,895
7	Cargill Inc.	3.250%	11/15/21	10,515	11,272
7	Cargill Inc.	3.300%	3/1/22	10,000	10,572
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,199
	Celgene Corp.	3.875%	8/15/25	22,006	23,892
	Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	15,000	16,139
	Coca-Cola Co.	3.300%	9/1/21	10,245	11,168
	Coca-Cola Co.	3.200%	11/1/23	13,420	14,591
	Coca-Cola Co.	2.875%	10/27/25	22,000	23,415
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,150
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,405
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	13,594
	Colgate-Palmolive Co.	2.100%	5/1/23	7,000	7,171
	ConAgra Foods Inc.	7.000%	4/15/19	501	568
	ConAgra Foods Inc.	3.250%	9/15/22	8,450	8,835
	ConAgra Foods Inc.	3.200%	1/25/23	16,872	17,610
	Constellation Brands Inc.	3.750%	5/1/21	4,250	4,484
	Constellation Brands Inc.	4.750%	11/15/24	5,000	5,431
	Constellation Brands Inc.	4.750%	12/1/25	1,355	1,468
	Covidien International Finance SA	4.200%	6/15/20	7,735	8,523
	Covidien International Finance SA	3.200%	6/15/22	13,500	14,489
	Danaher Corp.	3.900%	6/23/21	10,818	11,867
	Danaher Corp.	3.350%	9/15/25	16,245	17,986
8	DH Europe Finance SA	1.700%	1/4/22	1,700	2,045
8	DH Europe Finance SA	2.500%	7/8/25	7,600	9,774
	Diageo Capital plc	4.828%	7/15/20	5,689	6,415
	Diageo Capital plc	2.625%	4/29/23	5,300	5,511
	Diageo Investment Corp.	2.875%	5/11/22	16,000	16,921
	Dignity Health California GO	3.812%	11/1/24	1,000	1,078
	Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	5,138
	Express Scripts Holding Co.	4.750%	11/15/21	7,625	8,608
	Express Scripts Holding Co.	4.500%	2/25/26	28,000	31,210
	Genzyme Corp.	5.000%	6/15/20	8,349	9,462
	Gilead Sciences Inc.	3.250%	9/1/22	16,810	17,973
	Gilead Sciences Inc.	3.700%	4/1/24	97,435	105,717
	Gilead Sciences Inc.	3.500%	2/1/25	104,451	112,776
	Gilead Sciences Inc.	3.650%	3/1/26	20,380	22,247
	GlaxoSmithKline Capital plc	2.850%	5/8/22	26,050	27,594

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Grupo Bimbo SAB de CV	3.875%	6/27/24	12,000	12,634
	Hershey Co.	2.625%	5/1/23	8,850	9,020
	Hormel Foods Corp.	4.125%	4/15/21	625	695
	JM Smucker Co.	2.500%	3/15/20	1,575	1,621
	JM Smucker Co.	3.000%	3/15/22	2,000	2,113
	Johnson & Johnson	2.450%	3/1/26	24,500	25,490
	Kimberly-Clark Corp.	7.500%	11/1/18	10,000	11,396
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,604
	Kimberly-Clark Corp.	2.650%	3/1/25	18,729	19,707
	Kimberly-Clark Corp.	3.050%	8/15/25	8,000	8,681
	Kimberly-Clark Corp.	2.750%	2/15/26	23,000	24,337
	Koninklijke Philips NV	3.750%	3/15/22	5,000	5,361
	Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,569
7	Kraft Heinz Foods Co.	3.950%	7/15/25	7,000	7,712
7	Kraft Heinz Foods Co.	3.000%	6/1/26	25,000	25,589
7	Kraft Heinz Foods Co.	4.375%	6/1/46	4,000	4,352
	Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	2,115
	McCormick & Co. Inc.	3.500%	9/1/23	2,398	2,604
	McCormick & Co. Inc.	3.250%	11/15/25	13,955	15,076
	McKesson Corp.	7.500%	2/15/19	6,100	7,006
	McKesson Corp.	2.850%	3/15/23	5,000	5,120
	Mead Johnson Nutrition Co.	4.125%	11/15/25	26,000	28,586
	Medtronic Inc.	2.500%	3/15/20	7,700	8,008
	Medtronic Inc.	3.125%	3/15/22	7,000	7,484
	Medtronic Inc.	3.150%	3/15/22	41,853	44,919
	Medtronic Inc.	3.625%	3/15/24	10,000	11,050
	Medtronic Inc.	3.500%	3/15/25	118,640	129,662
	Merck & Co. Inc.	2.400%	9/15/22	23,080	23,942
	Merck & Co. Inc.	2.800%	5/18/23	37,254	39,417
	Merck & Co. Inc.	2.750%	2/10/25	19,960	20,976
8	Molson Coors Brewing Co.	1.250%	7/15/24	5,700	6,570
8	Mondelez International Inc.	1.625%	3/8/27	2,400	2,746
8	Mondelez International Inc.	2.375%	3/6/35	5,000	5,921
	Newell Brands Inc.	4.200%	4/1/26	22,000	24,055
	Newell Brands Inc.	5.375%	4/1/36	6,000	7,240
	Newell Brands Inc.	5.500%	4/1/46	3,000	3,744
	Novartis Capital Corp.	4.400%	4/24/20	5,000	5,561
	Novartis Capital Corp.	2.400%	9/21/22	29,555	30,819
	Novartis Capital Corp.	3.400%	5/6/24	17,000	18,722
	Novartis Capital Corp.	3.000%	11/20/25	15,000	16,194
	PepsiCo Inc.	3.000%	8/25/21	17,990	19,224
	PepsiCo Inc.	2.750%	3/5/22	13,860	14,615
	PepsiCo Inc.	3.100%	7/17/22	21,550	23,247
	PepsiCo Inc.	2.750%	3/1/23	9,000	9,531
	PepsiCo Inc.	3.600%	3/1/24	43,040	47,304
	PepsiCo Inc.	2.750%	4/30/25	16,000	16,820
	PepsiCo Inc.	2.850%	2/24/26	6,000	6,385
	PepsiCo Inc.	4.450%	4/14/46	4,000	4,778
	PerkinElmer Inc.	5.000%	11/15/21	8,000	8,886
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	15,000	16,096
	Pfizer Inc.	3.000%	6/15/23	10,000	10,708
	Pfizer Inc.	5.800%	8/12/23	14,000	17,362
	Pfizer Inc.	2.750%	6/3/26	30,000	31,222
	Philip Morris International Inc.	2.900%	11/15/21	4,150	4,400
	Philip Morris International Inc.	2.500%	8/22/22	8,425	8,721
	Philip Morris International Inc.	2.625%	3/6/23	25,723	26,833
	Philip Morris International Inc.	3.600%	11/15/23	5,000	5,549
	Philip Morris International Inc.	3.250%	11/10/24	22,950	24,880
	Philip Morris International Inc.	4.500%	3/20/42	5,000	5,823
	Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,098
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,410
	Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,194
	Quest Diagnostics Inc.	3.450%	6/1/26	6,900	7,201
	Reynolds American Inc.	6.875%	5/1/20	8,304	9,835

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Reynolds American Inc.	4.000%	6/12/22	5,000	5,485
	Reynolds American Inc.	4.850%	9/15/23	7,000	8,054
	Reynolds American Inc.	4.450%	6/12/25	18,975	21,424
7	Roche Holdings Inc.	2.875%	9/29/21	21,521	22,859
7	Roche Holdings Inc.	3.350%	9/30/24	28,093	30,813
7	Roche Holdings Inc.	3.000%	11/10/25	5,801	6,231
	St. Jude Medical Inc.	3.250%	4/15/23	9,138	9,504
	St. Jude Medical Inc.	3.875%	9/15/25	19,000	20,689
	Stryker Corp.	4.375%	1/15/20	4,000	4,364
	Stryker Corp.	3.375%	5/15/24	5,000	5,306
	Stryker Corp.	3.375%	11/1/25	10,000	10,620
	Stryker Corp.	3.500%	3/15/26	10,000	10,731
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	7,521	7,785
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	7,945	8,081
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	30,000	30,668
	The Kroger Co.	2.200%	1/15/17	1,205	1,212
	The Kroger Co.	3.300%	1/15/21	5,500	5,870
	The Kroger Co.	2.950%	11/1/21	3,000	3,173
	The Kroger Co.	3.400%	4/15/22	3,000	3,190
	The Kroger Co.	3.500%	2/1/26	10,000	10,845
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,534
8	Thermo Fisher Scientific Inc.	2.000%	4/15/25	3,150	3,811
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	10,000	10,557
	Tyson Foods Inc.	4.500%	6/15/22	12,470	13,842
	Tyson Foods Inc.	3.950%	8/15/24	23,150	25,271
	Unilever Capital Corp.	4.250%	2/10/21	11,500	12,904
7	Whole Foods Market Inc.	5.200%	12/3/25	21,000	22,733
	Wyeth LLC	6.450%	2/1/24	18,272	23,443
	Zoetis Inc.	3.250%	2/1/23	5,000	5,134
	Energy (6.8%)
	Anadarko Petroleum Corp.	4.850%	3/15/21	8,190	8,667
	Anadarko Petroleum Corp.	3.450%	7/15/24	10,000	9,772
	Anadarko Petroleum Corp.	5.550%	3/15/26	10,000	10,947
	Apache Corp.	3.250%	4/15/22	8,000	8,111
	BP Capital Markets plc	4.750%	3/10/19	8,350	9,079
	BP Capital Markets plc	2.521%	1/15/20	5,000	5,181
	BP Capital Markets plc	4.500%	10/1/20	20,500	22,775
	BP Capital Markets plc	4.742%	3/11/21	8,748	9,865
	BP Capital Markets plc	3.561%	11/1/21	31,470	34,028
	BP Capital Markets plc	3.062%	3/17/22	15,970	16,777
	BP Capital Markets plc	3.245%	5/6/22	35,000	36,960
	BP Capital Markets plc	2.500%	11/6/22	21,352	21,695
	BP Capital Markets plc	2.750%	5/10/23	45,560	46,194
	BP Capital Markets plc	3.994%	9/26/23	12,000	13,138
	BP Capital Markets plc	3.814%	2/10/24	65,410	70,687
	BP Capital Markets plc	3.535%	11/4/24	18,970	20,345
	BP Capital Markets plc	3.506%	3/17/25	20,000	21,161
	BP Capital Markets plc	3.119%	5/4/26	19,900	20,344
	Chevron Corp.	2.193%	11/15/19	2,000	2,052
	Chevron Corp.	1.961%	3/3/20	9,220	9,392
	Chevron Corp.	2.411%	3/3/22	21,340	21,888
	Chevron Corp.	2.355%	12/5/22	52,115	53,168
	Chevron Corp.	3.191%	6/24/23	33,933	36,106
	Chevron Corp.	3.326%	11/17/25	16,210	17,404
	Columbia Pipeline Group Inc.	4.500%	6/1/25	11,936	12,925
	ConocoPhillips	6.000%	1/15/20	5,000	5,679
	ConocoPhillips Co.	4.200%	3/15/21	3,250	3,467
	ConocoPhillips Co.	2.875%	11/15/21	12,000	12,195
	ConocoPhillips Co.	2.400%	12/15/22	10,000	9,755
	ConocoPhillips Co.	3.350%	11/15/24	23,184	23,292
	ConocoPhillips Co.	3.350%	5/15/25	7,253	7,305
	ConocoPhillips Co.	4.950%	3/15/26	53,850	59,830
	Devon Energy Corp.	6.300%	1/15/19	5,000	5,413

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Devon Energy Corp.	5.850%	12/15/25	16,800	18,443
	Dominion Gas Holdings LLC	3.600%	12/15/24	25,000	26,820
	Enbridge Energy Partners LP	6.500%	4/15/18	1,750	1,861
	Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,667
	Enbridge Energy Partners LP	4.200%	9/15/21	6,150	6,349
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,110	880
	Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,112
	Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,661
	Energy Transfer Partners LP	4.650%	6/1/21	5,850	6,092
	Energy Transfer Partners LP	5.200%	2/1/22	20,908	22,322
	Energy Transfer Partners LP	3.600%	2/1/23	8,439	8,152
	Energy Transfer Partners LP	4.900%	2/1/24	3,042	3,118
	Energy Transfer Partners LP	4.050%	3/15/25	1,000	976
	Enterprise Products Operating LLC	4.050%	2/15/22	5,000	5,419
	EOG Resources Inc.	2.450%	4/1/20	5,950	6,062
	EOG Resources Inc.	2.625%	3/15/23	18,885	18,908
	EQT Corp.	8.125%	6/1/19	5,500	6,322
	EQT Corp.	4.875%	11/15/21	4,000	4,358
	Exxon Mobil Corp.	2.397%	3/6/22	8,825	9,126
	Exxon Mobil Corp.	2.726%	3/1/23	25,850	27,017
	Exxon Mobil Corp.	2.709%	3/6/25	11,250	11,764
	Exxon Mobil Corp.	3.043%	3/1/26	45,000	47,681
	Exxon Mobil Corp.	4.114%	3/1/46	1,395	1,574
	Halliburton Co.	6.150%	9/15/19	4,631	5,238
	Halliburton Co.	3.250%	11/15/21	10,800	11,256
	Halliburton Co.	3.500%	8/1/23	5,000	5,171
	Halliburton Co.	3.800%	11/15/25	40,500	41,861
	Hess Corp.	8.125%	2/15/19	5,075	5,724
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,100	2,121
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,224
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	8,227	9,280
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,511
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,240	1,294
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	2,000	2,051
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,000	4,955
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,000	5,118
	Kinder Morgan Inc.	3.050%	12/1/19	1,800	1,836
	Magellan Midstream Partners LP	5.000%	3/1/26	7,000	7,930
	Marathon Oil Corp.	3.850%	6/1/25	7,800	7,079
7	MPLX LP	4.500%	7/15/23	3,000	2,940
	MPLX LP	4.000%	2/15/25	6,012	5,681
	National Oilwell Varco Inc.	2.600%	12/1/22	14,000	13,272
	Noble Energy Inc.	8.250%	3/1/19	6,000	6,839
	Noble Energy Inc.	3.900%	11/15/24	5,592	5,749
	Occidental Petroleum Corp.	4.100%	2/1/21	10,032	10,963
	Occidental Petroleum Corp.	3.125%	2/15/22	19,080	20,185
	Occidental Petroleum Corp.	2.600%	4/15/22	10,165	10,434
	Occidental Petroleum Corp.	2.700%	2/15/23	22,604	23,102
	Occidental Petroleum Corp.	3.500%	6/15/25	21,175	22,684
	Occidental Petroleum Corp.	3.400%	4/15/26	24,115	25,368
	ONEOK Partners LP	5.000%	9/15/23	8,805	9,382
	Phillips 66	4.300%	4/1/22	9,000	9,893
	Pioneer Natural Resources Co.	3.950%	7/15/22	3,000	3,159
	Pioneer Natural Resources Co.	4.450%	1/15/26	3,000	3,239
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	14,970	14,720
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,902	1,747
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	6,025	6,507
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	8,440	8,841
7	Schlumberger Holdings Corp.	3.625%	12/21/22	21,150	22,579
7	Schlumberger Holdings Corp.	4.000%	12/21/25	16,801	18,302
	Schlumberger Investment SA	3.650%	12/1/23	32,500	35,569
	Shell International Finance BV	4.300%	9/22/19	16,000	17,442

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Shell International Finance BV	4.375%	3/25/20	14,035	15,451
	Shell International Finance BV	2.375%	8/21/22	29,609	30,418
	Shell International Finance BV	2.250%	1/6/23	10,500	10,579
	Shell International Finance BV	3.400%	8/12/23	5,000	5,363
	Shell International Finance BV	3.250%	5/11/25	88,003	93,137
	Shell International Finance BV	2.875%	5/10/26	65,500	67,073
	Shell International Finance BV	4.000%	5/10/46	4,000	4,096
	Spectra Energy Partners LP	4.600%	6/15/21	2,900	3,153
	Spectra Energy Partners LP	4.750%	3/15/24	14,215	15,913
	Spectra Energy Partners LP	3.500%	3/15/25	5,000	5,106
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	8,775	9,277
	Total Capital Canada Ltd.	2.750%	7/15/23	23,420	24,300
	Total Capital International SA	2.750%	6/19/21	7,000	7,333
9	Total Capital International SA	4.250%	11/26/21	9,816	7,922
	Total Capital International SA	2.875%	2/17/22	31,378	32,895
	Total Capital International SA	2.700%	1/25/23	23,160	23,891
	Total Capital International SA	3.700%	1/15/24	10,000	11,037
	Total Capital International SA	3.750%	4/10/24	35,000	38,388
	Total Capital SA	4.450%	6/24/20	20,212	22,418
	Total Capital SA	4.125%	1/28/21	12,525	13,838
4,8	TOTAL SA	2.625%	12/29/49	2,230	2,366
	TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,605
	TransCanada PipeLines Ltd.	2.500%	8/1/22	8,025	8,026
	TransCanada PipeLines Ltd.	3.750%	10/16/23	18,315	19,659
	TransCanada PipeLines Ltd.	4.875%	1/15/26	15,000	17,239
	Valero Energy Corp.	9.375%	3/15/19	4,200	4,999
	Williams Partners LP	3.600%	3/15/22	9,000	8,753
	Williams Partners LP	3.350%	8/15/22	5,000	4,750
	Williams Partners LP	4.500%	11/15/23	6,133	6,179
	Williams Partners LP	4.000%	9/15/25	5,730	5,479
	Williams Partners LP	5.100%	9/15/45	5,000	4,500
	Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	5,000	4,963
	Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,000	8,921
	Other Industrial (0.5%)
	CBRE Services Inc.	4.875%	3/1/26	10,000	10,375
8	CK Hutchison Finance 16 Ltd.	1.250%	4/6/23	3,100	3,533
8	Fluor Corp.	1.750%	3/21/23	14,460	17,297
	Fluor Corp.	3.500%	12/15/24	48,470	52,014
8	Hutchison Whampoa Europe Finance 12 Ltd.	3.625%	6/6/22	5,166	6,711
7	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	20,710	23,933
7	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	19,240	21,669
7	Hutchison Whampoa International 14 Ltd.	3.625%	10/31/24	5,000	5,353
	Technology (6.6%)
	Adobe Systems Inc.	3.250%	2/1/25	4,000	4,243
	Altera Corp.	4.100%	11/15/23	4,623	5,280
	Analog Devices Inc.	3.900%	12/15/25	23,330	24,969
	Apple Inc.	2.000%	5/6/20	9,585	9,832
	Apple Inc.	2.850%	5/6/21	37,125	39,376
	Apple Inc.	2.150%	2/9/22	19,000	19,405
	Apple Inc.	2.700%	5/13/22	26,950	28,361
9	Apple Inc.	3.700%	8/28/22	15,000	12,029
	Apple Inc.	2.850%	2/23/23	46,815	49,411
	Apple Inc.	2.400%	5/3/23	106,325	109,303
	Apple Inc.	3.450%	5/6/24	64,000	69,653
	Apple Inc.	2.500%	2/9/25	49,021	49,986
	Apple Inc.	3.200%	5/13/25	15,370	16,394
	Apple Inc.	3.250%	2/23/26	92,525	99,165
	Apple Inc.	2.450%	8/4/26	30,000	30,040
	Applied Materials Inc.	2.625%	10/1/20	4,165	4,322
	Applied Materials Inc.	4.300%	6/15/21	10,615	11,834
	Applied Materials Inc.	3.900%	10/1/25	37,122	41,563
	Autodesk Inc.	3.125%	6/15/20	3,420	3,516
	Autodesk Inc.	4.375%	6/15/25	1,465	1,554

70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baidu Inc.	3.500%	11/28/22	13,000	13,616
	CA Inc.	3.600%	8/1/20	4,015	4,191
	Cisco Systems Inc.	2.450%	6/15/20	3,247	3,387
	Cisco Systems Inc.	2.200%	2/28/21	20,000	20,640
	Cisco Systems Inc.	3.000%	6/15/22	7,000	7,496
	Cisco Systems Inc.	2.950%	2/28/26	29,870	32,054
	Corning Inc.	4.250%	8/15/20	3,000	3,238
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.875%	6/15/21	4,690	4,901
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	39,510	41,894
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	7.125%	6/15/24	4,690	5,042
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	24,590	26,354
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	3,060	3,464
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	3,060	3,501
	EMC Corp.	3.375%	6/1/23	6,020	5,743
	Equifax Inc.	3.250%	6/1/26	4,925	5,121
	Fidelity National Information Services Inc.	3.625%	10/15/20	4,000	4,253
	Fidelity National Information Services Inc.	4.500%	10/15/22	8,000	8,882
	Fidelity National Information Services Inc.	3.500%	4/15/23	7,705	8,059
	Fidelity National Information Services Inc.	3.875%	6/5/24	2,350	2,517
	Fidelity National Information Services Inc.	5.000%	10/15/25	23,399	27,049
	Fiserv Inc.	2.700%	6/1/20	5,350	5,553
	Fiserv Inc.	3.500%	10/1/22	8,000	8,547
	Fiserv Inc.	3.850%	6/1/25	3,000	3,258
7	Hewlett Packard Enterprise Co.	3.600%	10/15/20	5,000	5,281
7	Hewlett Packard Enterprise Co.	4.400%	10/15/22	10,000	10,819
7	Hewlett Packard Enterprise Co.	4.900%	10/15/25	28,500	30,582
	HP Inc.	3.750%	12/1/20	804	852
	HP Inc.	4.300%	6/1/21	5,000	5,401
	HP Inc.	4.375%	9/15/21	4,022	4,345
	Intel Corp.	3.300%	10/1/21	34,685	37,858
	Intel Corp.	3.100%	7/29/22	11,500	12,370
9	Intel Corp.	4.000%	12/1/22	38,670	31,194
	Intel Corp.	2.700%	12/15/22	28,000	29,417
	Intel Corp.	3.700%	7/29/25	53,961	60,321
	Intel Corp.	2.600%	5/19/26	18,000	18,463
	International Business Machines Corp.	1.875%	8/1/22	17,000	17,117
	International Business Machines Corp.	3.375%	8/1/23	31,000	33,717
	International Business Machines Corp.	3.625%	2/12/24	52,000	56,868
	International Business Machines Corp.	3.450%	2/19/26	12,000	13,107
	KLA-Tencor Corp.	3.375%	11/1/19	1,285	1,329
	KLA-Tencor Corp.	4.125%	11/1/21	3,000	3,242
	KLA-Tencor Corp.	4.650%	11/1/24	5,000	5,539
	Lam Research Corp.	3.800%	3/15/25	4,000	4,240
	Microsoft Corp.	2.375%	2/12/22	33,070	34,271
	Microsoft Corp.	2.650%	11/3/22	14,215	14,906
	Microsoft Corp.	2.125%	11/15/22	9,000	9,214
	Microsoft Corp.	3.625%	12/15/23	19,000	21,057
	Microsoft Corp.	2.700%	2/12/25	45,175	46,940
	Microsoft Corp.	3.125%	11/3/25	47,715	51,122
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	7,174
	Oracle Corp.	3.875%	7/15/20	8,000	8,744
	Oracle Corp.	2.500%	5/15/22	42,635	43,761
	Oracle Corp.	2.500%	10/15/22	41,852	43,008
	Oracle Corp.	3.625%	7/15/23	11,760	12,799
	Oracle Corp.	2.400%	9/15/23	20,000	20,169
	Oracle Corp.	3.400%	7/8/24	43,500	46,771
	Oracle Corp.	2.950%	5/15/25	32,085	33,358
	Oracle Corp.	2.650%	7/15/26	10,000	10,030
	Pitney Bowes Inc.	4.625%	3/15/24	5,000	5,310
	QUALCOMM Inc.	2.250%	5/20/20	5,985	6,167
	QUALCOMM Inc.	3.000%	5/20/22	26,510	27,963
	QUALCOMM Inc.	3.450%	5/20/25	14,665	15,849
	Seagate HDD Cayman	4.750%	6/1/23	5,000	4,663
	Seagate HDD Cayman	4.750%	1/1/25	4,500	3,938

71

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Total System Services Inc.	4.800%	4/1/26	15,000	16,684
	Tyco Electronics Group SA	4.875%	1/15/21	4,335	4,765
	Tyco Electronics Group SA	3.500%	2/3/22	19,370	20,448
	Tyco Electronics Group SA	3.450%	8/1/24	7,000	7,388
	Tyco Electronics Group SA	3.700%	2/15/26	7,483	7,924
	Verisk Analytics Inc.	4.125%	9/12/22	11,264	12,061
	Verisk Analytics Inc.	4.000%	6/15/25	8,000	8,481
	Xilinx Inc.	3.000%	3/15/21	6,000	6,257
	Transportation (2.4%)
4	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	4,541	4,439
4	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	12,200	13,069
4	American Airlines 2016-1 Class B Pass Through Trust	5.250%	7/15/25	14,952	15,644
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	2,488	2,742
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	8,505	9,494
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,000	3,343
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	41,327	45,219
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	29,888	31,996
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	22,370
	Burlington Northern Santa Fe LLC	6.875%	12/1/27	14,310	19,676
	Burlington Northern Santa Fe LLC	6.750%	3/15/29	10,000	13,655
	Canadian National Railway Co.	2.950%	11/21/24	1,130	1,217
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	526	537
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	112	115
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	822	919
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	1,058	1,185
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,462	3,955
4	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	5,578	5,982
4	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,518	8,006
4	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	24,728	26,273
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,194	1,236
4	CSX Transportation Inc.	6.251%	1/15/23	2,866	3,418
4,12	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	8,535	9,730
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	34,431	40,198
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,987	3,397
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	5,285	5,662
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,753	2,939
4	Delta Air Lines 2015-1 Class A Pass Through Trust	3.875%	1/30/29	8,625	9,207
7	ERAC USA Finance LLC	3.850%	11/15/24	8,000	8,657
7	ERAC USA Finance LLC	3.800%	11/1/25	9,000	9,687
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	12,142	12,112
	JB Hunt Transport Services Inc.	3.300%	8/15/22	5,000	5,174
[4,6,12]	JetBlue Airways 2004-2 G-2 Pass Through Trust	1.076%	5/15/18	2,465	2,460
	Kansas City Southern	2.350%	5/15/20	5,000	5,023
	Kansas City Southern	3.000%	5/15/23	21,000	21,486
	Kansas City Southern	3.125%	6/1/26	14,770	15,148
9	Qantas Airways Ltd.	7.500%	6/11/21	14,170	12,272
9	Qantas Airways Ltd.	7.750%	5/19/22	10,000	8,888
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	6,253	6,910
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	14,040	16,041
4	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	20,000	20,300
	Union Pacific Corp.	4.163%	7/15/22	63,965	72,366
	Union Pacific Corp.	2.950%	1/15/23	5,939	6,307
	Union Pacific Corp.	2.750%	4/15/23	24,687	25,898
	Union Pacific Corp.	3.646%	2/15/24	11,859	13,126
	Union Pacific Corp.	3.750%	3/15/24	26,054	28,997
4	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	5,252	5,672
4	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	15,682	16,760
4	United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	10,440	10,962
4	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	14,205	14,773
	United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,921

72

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	3,421	3,721
					11,017,253
Utilities (4.8%)
	Electric (4.7%)
	Alabama Power Co.	2.800%	4/1/25	13,960	14,668
	Ameren Illinois Co.	2.700%	9/1/22	22,449	23,549
	Ameren Illinois Co.	3.250%	3/1/25	16,680	18,036
	Arizona Public Service Co.	3.350%	6/15/24	2,700	2,928
	Baltimore Gas & Electric Co.	2.800%	8/15/22	16,840	17,638
	Baltimore Gas & Electric Co.	3.350%	7/1/23	10,627	11,354
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	17,100	18,772
	Berkshire Hathaway Energy Co.	8.480%	9/15/28	10,760	16,806
7	Cleco Corporate Holdings LLC	3.743%	5/1/26	9,335	9,873
7	Cleco Corporate Holdings LLC	4.973%	5/1/46	885	978
	CMS Energy Corp.	3.875%	3/1/24	1,065	1,171
	CMS Energy Corp.	3.000%	5/15/26	6,900	7,146
	Commonwealth Edison Co.	3.400%	9/1/21	8,400	9,090
	Commonwealth Edison Co.	3.100%	11/1/24	5,790	6,210
	Commonwealth Edison Co.	2.550%	6/15/26	20,515	21,121
	Connecticut Light & Power Co.	2.500%	1/15/23	32,960	33,842
	Consumers Energy Co.	2.850%	5/15/22	15,640	16,368
	Consumers Energy Co.	3.375%	8/15/23	6,144	6,648
	Consumers Energy Co.	3.125%	8/31/24	16,000	17,009
	DTE Electric Co.	3.900%	6/1/21	14,650	16,106
	DTE Electric Co.	2.650%	6/15/22	1,000	1,045
	DTE Electric Co.	3.650%	3/15/24	6,325	7,014
	DTE Electric Co.	3.375%	3/1/25	14,575	15,961
	Duke Energy Carolinas LLC	6.000%	12/1/28	2,550	3,372
	Duke Energy Corp.	3.750%	4/15/24	15,495	16,895
7	EDP Finance BV	4.900%	10/1/19	15,910	17,030
7	EDP Finance BV	4.125%	1/15/20	17,450	18,296
7	EDP Finance BV	5.250%	1/14/21	7,870	8,575
7	Emera US Finance LP	2.700%	6/15/21	5,470	5,610
7	Emera US Finance LP	3.550%	6/15/26	10,500	11,022
7	Emera US Finance LP	4.750%	6/15/46	7,190	7,872
	Entergy Arkansas Inc.	3.750%	2/15/21	8,770	9,530
	Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,762
	Entergy Arkansas Inc.	3.700%	6/1/24	3,318	3,663
	Entergy Arkansas Inc.	3.500%	4/1/26	6,620	7,296
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,699	6,919
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	14,402
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	7,318
	Entergy Louisiana LLC	4.050%	9/1/23	6,400	7,174
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	10,455
	Entergy Louisiana LLC	3.050%	6/1/31	5,880	6,097
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,926
	Entergy Mississippi Inc.	2.850%	6/1/28	12,510	12,949
	Eversource Energy	2.800%	5/1/23	2,000	2,055
	Exelon Corp.	2.850%	6/15/20	8,030	8,329
	Exelon Corp.	3.950%	6/15/25	10,596	11,534
	FirstEnergy Corp.	4.250%	3/15/23	23,331	24,802
7	FirstEnergy Transmission LLC	4.350%	1/15/25	15,090	16,198
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	4,787	5,099
	Georgia Power Co.	2.850%	5/15/22	16,559	17,441
	Georgia Power Co.	3.250%	4/1/26	4,800	5,135
	Georgia Power Co.	4.750%	9/1/40	2,475	2,887
	Georgia Power Co.	4.300%	3/15/42	1,655	1,827
	Georgia Power Co.	4.300%	3/15/43	420	469
	ITC Holdings Corp.	3.250%	6/30/26	14,700	15,058
7	Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,526
	Kentucky Utilities Co.	3.300%	10/1/25	8,940	9,717
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,811
	Louisville Gas & Electric Co.	3.300%	10/1/25	4,530	4,920

73

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	6,089
	MidAmerican Energy Co.	3.500%	10/15/24	42,390	46,688
	MidAmerican Funding LLC	6.927%	3/1/29	4,900	6,964
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,725	5,904
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	18,210	19,194
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	12,900	13,466
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	16,937	18,327
	Nevada Power Co.	7.125%	3/15/19	7,350	8,449
7	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	2,069
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,861
	NSTAR Electric Co.	3.250%	11/15/25	10,000	10,777
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,597	3,309
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	6,200	6,527
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,668
	Pacific Gas & Electric Co.	3.250%	6/15/23	21,500	22,967
	Pacific Gas & Electric Co.	3.850%	11/15/23	3,710	4,105
	Pacific Gas & Electric Co.	3.750%	2/15/24	31,130	34,452
	Pacific Gas & Electric Co.	3.400%	8/15/24	15,030	16,277
	Pacific Gas & Electric Co.	3.500%	6/15/25	10,890	11,901
	Pacific Gas & Electric Co.	2.950%	3/1/26	19,865	20,786
	PacifiCorp	3.850%	6/15/21	16,844	18,525
	PacifiCorp	3.600%	4/1/24	14,000	15,422
	PacifiCorp	3.350%	7/1/25	12,720	13,914
	Peco Energy Co.	2.375%	9/15/22	9,965	10,264
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,348
	Potomac Electric Power Co.	3.600%	3/15/24	12,690	13,851
	PSEG Power LLC	4.300%	11/15/23	1,210	1,305
	Public Service Co. of Colorado	2.250%	9/15/22	5,000	5,129
	Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,568
	Public Service Electric & Gas Co.	2.375%	5/15/23	5,275	5,391
	Public Service Electric & Gas Co.	3.050%	11/15/24	6,919	7,419
	Puget Energy Inc.	6.500%	12/15/20	15,565	18,108
	Puget Energy Inc.	6.000%	9/1/21	4,235	4,932
	Puget Energy Inc.	5.625%	7/15/22	19,769	22,643
	Puget Energy Inc.	3.650%	5/15/25	13,665	14,330
	Puget Sound Energy Inc.	4.300%	5/20/45	5,240	6,177
	SCANA Corp.	6.250%	4/1/20	8,500	9,418
	SCANA Corp.	4.750%	5/15/21	10,787	11,506
	SCANA Corp.	4.125%	2/1/22	2,000	2,082
	Southern Co.	2.350%	7/1/21	22,000	22,447
	Southern Co.	2.950%	7/1/23	20,000	20,786
	Southern Co.	3.250%	7/1/26	9,870	10,370
8	Southern Power Co.	1.000%	6/20/22	6,900	7,923
	Southwestern Public Service Co.	3.300%	6/15/24	41,070	44,117
	Tampa Electric Co.	5.400%	5/15/21	13,000	14,857
	Tampa Electric Co.	2.600%	9/15/22	6,220	6,432
7	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,795
	Union Electric Co.	3.500%	4/15/24	3,345	3,645
	Virginia Electric & Power Co.	3.450%	9/1/22	9,000	9,699
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,617
	Virginia Electric & Power Co.	3.100%	5/15/25	4,300	4,588
	Virginia Electric & Power Co.	3.150%	1/15/26	10,000	10,740
	Westar Energy Inc.	2.550%	7/1/26	6,040	6,128
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,709
	Natural Gas (0.1%)
	Sempra Energy	2.875%	10/1/22	7,200	7,406
	Sempra Energy	3.550%	6/15/24	2,000	2,119
	Southern California Gas Co.	3.150%	9/15/24	22,290	24,020

					1,316,814

Total Corporate Bonds (Cost $19,550,095)					20,549,890

Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
7	Abu Dhabi National Energy Co. PJSC	6.165%	10/25/17	1,000	1,051

74

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	1,000	1,023
	Asian Development Bank	1.125%	3/15/17	4,000	4,010
7	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	4,067
7	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	1,000	1,061
7	Bank of China Ltd.	3.750%	11/8/16	920	926
7	Bermuda	5.603%	7/20/20	2,300	2,564
7	Bermuda	4.138%	1/3/23	2,000	2,098
7	Bermuda	4.854%	2/6/24	1,000	1,092
	Cayman Islands	5.950%	11/24/19	500	564
7	CDP Financial Inc.	3.150%	7/24/24	8,000	8,709
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,000	1,067
7	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,043
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	5,140
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,510
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,500	1,606
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	2,850	2,872
	Ecopetrol SA	5.875%	9/18/23	7,629	7,972
	Ecopetrol SA	7.375%	9/18/43	600	597
	Ecopetrol SA	5.875%	5/28/45	2,940	2,598
7	Electricite de France SA	3.625%	10/13/25	4,800	5,032
9	Emirates NBD PJSC	5.750%	5/8/19	4,060	3,214
4,7	ENA Norte Trust	4.950%	4/25/28	1,658	1,741
	European Investment Bank	2.500%	4/15/21	7,000	7,392
	Export-Import Bank of Korea	4.000%	1/11/17	10,000	10,129
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,092
	Export-Import Bank of Korea	5.125%	6/29/20	17,000	19,069
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,096
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,238
	FMS Wertmanagement AoeR	1.625%	11/20/18	5,000	5,079
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	8,000	9,174
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,493
	Inter-American Development Bank	3.000%	2/21/24	6,425	7,103
	International Finance Corp.	1.000%	4/24/17	6,700	6,706
13	KFW	1.250%	2/15/17	4,000	4,012
13	KFW	1.000%	6/11/18	11,750	11,781
13	KFW	2.750%	10/1/20	3,000	3,195
13	KFW	2.625%	1/25/22	9,000	9,626
7	Kommunalbanken AS	1.000%	9/26/17	1,500	1,498
	Korea Development Bank	3.250%	9/20/16	1,000	1,003
	Korea Development Bank	3.875%	5/4/17	5,000	5,104
	Korea Development Bank	1.500%	1/22/18	2,000	2,002
	Korea Development Bank	4.625%	11/16/21	2,000	2,278
7	Korea Land & Housing Corp.	1.875%	8/2/17	5,000	5,019
7	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,316
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,051
7	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,738
13	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	2,010
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,185
	Nexen Energy ULC	6.400%	5/15/37	1,800	2,350
	North American Development Bank	2.300%	10/10/18	1,500	1,528
	North American Development Bank	2.400%	10/26/22	1,300	1,328
7	OCP SA	5.625%	4/25/24	1,200	1,307
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	700	715
4	Oriental Republic of Uruguay	5.100%	6/18/50	6,100	6,153
7	Pertamina Persero PT	6.000%	5/3/42	1,000	1,079
	Petrobras Global Finance BV	4.875%	3/17/20	4,818	4,655
	Petrobras Global Finance BV	4.375%	5/20/23	4,700	4,007
	Petrobras Global Finance BV	6.250%	3/17/24	510	474
	Petrobras Global Finance BV	8.750%	5/23/26	5,625	5,885
	Petrobras International Finance Co. SA	7.875%	3/15/19	4,581	4,839
	Petrobras International Finance Co. SA	5.750%	1/20/20	7,900	7,870
	Petrobras International Finance Co. SA	5.375%	1/27/21	2,036	1,927
	Petroleos Mexicanos	5.750%	3/1/18	28,700	30,087
7	Petroleos Mexicanos	5.500%	2/4/19	4,500	4,769

75

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	8.000%	5/3/19	27,520	30,949
	Petroleos Mexicanos	5.500%	1/21/21	49,616	52,677
7	Petroleos Mexicanos	6.375%	2/4/21	4,960	5,446
	Petroleos Mexicanos	6.375%	2/4/21	4,775	5,242
	Petroleos Mexicanos	6.875%	8/4/26	3,204	3,601
	Province of New Brunswick	2.750%	6/15/18	1,250	1,284
	Province of Ontario	3.000%	7/16/18	3,000	3,109
	Province of Ontario	4.000%	10/7/19	4,500	4,876
	Quebec	2.625%	2/13/23	5,700	5,981
	Quebec	2.875%	10/16/24	8,250	8,810
	Republic of Colombia	7.375%	3/18/19	6,325	7,211
	Republic of Colombia	6.125%	1/18/41	5,450	6,281
	Republic of Hungary	4.000%	3/25/19	5,250	5,467
	Republic of Hungary	6.250%	1/29/20	23,400	26,091
	Republic of Hungary	6.375%	3/29/21	2,700	3,092
	Republic of Indonesia	4.875%	5/5/21	1,540	1,689
8	Republic of Indonesia	2.875%	7/8/21	5,400	6,384
8	Republic of Indonesia	3.375%	7/30/25	4,000	4,774
8	Republic of Indonesia	3.750%	6/14/28	6,800	8,172
	Republic of Kazakhstan	4.875%	10/14/44	9,840	9,763
	Republic of Korea	7.125%	4/16/19	1,500	1,735
7	Republic of Latvia	2.750%	1/12/20	1,000	1,040
7	Republic of Lithuania	7.375%	2/11/20	765	903
	Republic of Lithuania	7.375%	2/11/20	5,000	5,893
	Republic of Lithuania	6.125%	3/9/21	905	1,061
	Republic of Namibia	5.500%	11/3/21	4,400	4,701
	Republic of Namibia	5.250%	10/29/25	2,760	2,873
4	Republic of Panama	6.700%	1/26/36	2,400	3,262
	Republic of Poland	5.125%	4/21/21	16,505	18,795
	Republic of Poland	5.000%	3/23/22	5,730	6,568
8	Republic of Romania	2.750%	10/29/25	4,500	5,254
7	Republic of Serbia	5.250%	11/21/17	8,000	8,260
	Republic of Turkey	7.500%	7/14/17	50,710	53,055
	Republic of Turkey	6.750%	4/3/18	34,645	36,637
	Republic of Turkey	7.000%	3/11/19	5,270	5,711
	Republic of Turkey	5.625%	3/30/21	20,690	22,087
	Republic of Turkey	6.250%	9/26/22	4,700	5,194
	Republic of Turkey	4.875%	4/16/43	3,900	3,603
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,989
	State of Israel	5.125%	3/26/19	2,550	2,809
	State of Israel	3.150%	6/30/23	2,000	2,141
	State of Israel	2.875%	3/16/26	3,980	4,129
7	State of Qatar	5.250%	1/20/20	1,000	1,111
	Statoil ASA	3.150%	1/23/22	3,000	3,176
	Statoil ASA	2.450%	1/17/23	3,000	3,060
	Statoil ASA	3.950%	5/15/43	3,191	3,351
7	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	1,033
	United Mexican States	5.625%	1/15/17	7,000	7,139
	United Mexican States	3.625%	3/15/22	5,130	5,423
	YPF SA	8.875%	12/19/18	2,500	2,700

Total Sovereign Bonds (Cost $675,119)					695,511

Taxable Municipal Bonds (0.2%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	4,221
	California GO	5.750%	3/1/17	2,000	2,060
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,309
	Illinois GO	5.365%	3/1/17	6,000	6,130
	Illinois GO	5.000%	1/1/23	1,835	1,938
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	1,000	1,062
	Johns Hopkins University Maryland GO	5.250%	7/1/19	199	222

76

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	10,765	10,950
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	5,475	5,639
6 Mississippi GO (Nissan North America, Inc. Project)	1.167%	11/1/17	5,520	5,522
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	865	865
New York City NY Transitional Finance Authority Future
Tax Revenue	5.125%	2/1/24	1,500	1,778
New York State Dormitory Authority Revenue
(Employer Assessment)	3.892%	12/1/24	2,000	2,248
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,567
San Diego County CA Regional Airport Authority
Revenue	3.730%	7/1/21	800	854
Texas GO	3.682%	8/1/24	2,000	2,207
University of California Revenue	2.054%	5/15/18	500	510
University of California Revenue	2.300%	5/15/21	1,000	1,037

Total Taxable Municipal Bonds (Cost $49,261)				51,119

			Shares

Convertible Preferred Stocks (0.0%)
10 Lehman Brothers Holdings Inc. Pfd. (Cost $8,571)	7.250%		8,740	—

Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
14 Vanguard Market Liquidity Fund
(Cost $138,930)	0.561%		138,930,497	138,930
Total Investments (99.2%) (Cost $26,127,793)				27,244,611
		Expiration Date	Contracts
Liabilities for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00		8/26/16	800	(88)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00		9/23/16	320	(95)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50		8/26/16	320	(25)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50		8/26/16	800	(350)

Total Options on Futures Written (Premiums Received $1,104)				(558)
Other Assets and Liabilities—Net (0.8%)				215,155
Net Assets (100%)				27,459,208

1	Securities with a value of $6,660,000 have been segregated as initial margin for open cleared swap contracts.
2	Securities with a value of $15,128,000 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $4,437,000 have been segregated as collateral for forward currency contracts and open over-the-counter swap contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Adjustable-rate security.

77

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $3,029,482,000, representing 11.0% of net assets.
8	Face amount denominated in euro.
9	Face amount denominated in Australian dollars.
10	Non-income-producing security--security in default.
11	Face amount denominated in British pounds.
12	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13	Guaranteed by the Federal Republic of Germany.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (3.9%)
U.S. Government Securities (3.7%)
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	13,249	14,130
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	505	514
	United States Treasury Note/Bond	0.875%	7/15/17	50	50
	United States Treasury Note/Bond	0.875%	8/15/17	350	351
	United States Treasury Note/Bond	1.000%	12/15/17	100	100
	United States Treasury Note/Bond	1.000%	12/31/17	3,349	3,366
	United States Treasury Note/Bond	1.000%	2/15/18	100	101
	United States Treasury Note/Bond	0.875%	7/15/18	500	502
	United States Treasury Note/Bond	1.000%	9/15/18	4,320	4,349
	United States Treasury Note/Bond	1.250%	11/15/18	10,171	10,298
	United States Treasury Note/Bond	1.250%	12/15/18	3,600	3,646
	United States Treasury Note/Bond	0.875%	5/15/19	2,965	2,976
	United States Treasury Note/Bond	1.375%	10/31/20	9,820	9,987
	United States Treasury Note/Bond	1.375%	4/30/21	4,200	4,270
	United States Treasury Note/Bond	2.000%	8/31/21	5,057	5,292
	United States Treasury Note/Bond	1.875%	10/31/22	4,267	4,436
	United States Treasury Note/Bond	2.250%	11/15/24	11,600	12,392
	United States Treasury Note/Bond	2.000%	8/15/25	1,900	1,991
	United States Treasury Note/Bond	2.250%	11/15/25	13,957	14,934
	United States Treasury Note/Bond	1.625%	5/15/26	350	355
1	United States Treasury Note/Bond	6.125%	8/15/29	43,302	66,455
	United States Treasury Note/Bond	6.250%	5/15/30	9,956	15,711
	United States Treasury Note/Bond	5.375%	2/15/31	22,857	34,093
1,2	United States Treasury Note/Bond	4.500%	2/15/36	142,880	207,890
	United States Treasury Note/Bond	3.125%	8/15/44	18,618	22,400
	United States Treasury Note/Bond	3.000%	11/15/44	9,210	10,826
3	United States Treasury Note/Bond	2.500%	2/15/45	28,662	30,552
2	United States Treasury Note/Bond	3.000%	5/15/45	3,600	4,232
1	United States Treasury Note/Bond	3.000%	11/15/45	36,335	42,762
1	United States Treasury Note/Bond	2.500%	2/15/46	42,775	45,649
					574,610
Agency Bonds and Notes (0.2%)
4	Tennessee Valley Authority	5.250%	9/15/39	18,800	26,386
4	Tennessee Valley Authority	4.250%	9/15/65	10,000	12,094

					38,480

Total U.S. Government and Agency Obligations (Cost $536,519)					613,090

Corporate Bonds (75.5%)
Finance (17.6%)
	Banking (10.5%)
5	ABN AMRO Bank NV	4.750%	7/28/25	1,800	1,877
5	ABN AMRO Bank NV	4.800%	4/18/26	800	847
5	Australia & New Zealand Banking Group Ltd.	4.400%	5/19/26	850	899
	Bank of America Corp.	6.110%	1/29/37	15,000	18,486
	Bank of America Corp.	5.875%	2/7/42	19,230	25,147
	Bank of America Corp.	5.000%	1/21/44	5,000	5,941
	Bank of America NA	6.000%	10/15/36	20,450	26,617
6	Bank of New York Mellon Corp.	4.625%	12/29/49	260	259
	Bank One Corp.	7.625%	10/15/26	16,575	22,219
	Bank One Corp.	8.000%	4/29/27	27,769	37,664
	Citigroup Inc.	4.450%	9/29/27	20,415	21,375
	Citigroup Inc.	4.125%	7/25/28	529	539
	Citigroup Inc.	6.625%	6/15/32	20,000	24,756
	Citigroup Inc.	4.650%	7/30/45	35,000	39,601
5	Commonwealth Bank of Australia	4.500%	12/9/25	2,000	2,125
5	Commonwealth Bank of Australia	2.850%	5/18/26	760	781
	Cooperatieve Rabobank UA	3.750%	7/21/26	6,915	6,941
	Cooperatieve Rabobank UA	5.250%	5/24/41	6,400	8,330
	Cooperatieve Rabobank UA	5.750%	12/1/43	52,730	65,598
	Cooperatieve Rabobank UA	5.250%	8/4/45	12,020	14,138

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Fifth Third Bank	3.850%	3/15/26	200	213
7	Goldman Sachs Group Inc.	2.125%	9/30/24	354	425
	Goldman Sachs Group Inc.	3.750%	2/25/26	9,845	10,417
	Goldman Sachs Group Inc.	6.125%	2/15/33	38,270	48,900
	Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	61,023
	Goldman Sachs Group Inc.	6.750%	10/1/37	35,000	44,996
	Goldman Sachs Group Inc.	6.250%	2/1/41	25,625	33,947
	Goldman Sachs Group Inc.	4.800%	7/8/44	16,792	19,070
	Goldman Sachs Group Inc.	4.750%	10/21/45	15,864	17,903
	HSBC Bank USA NA	5.875%	11/1/34	34,700	42,607
	HSBC Bank USA NA	5.625%	8/15/35	22,425	26,617
7	HSBC Holdings plc	3.000%	6/30/25	200	238
	HSBC Holdings plc	4.250%	8/18/25	5,000	5,165
	HSBC Holdings plc	4.300%	3/8/26	1,000	1,073
7	HSBC Holdings plc	3.125%	6/7/28	200	237
	HSBC Holdings plc	7.625%	5/17/32	21,200	28,646
	HSBC Holdings plc	6.500%	5/2/36	9,770	12,332
	HSBC Holdings plc	6.500%	9/15/37	42,245	53,700
	HSBC Holdings plc	6.800%	6/1/38	70,804	93,357
	JPMorgan Chase & Co.	2.950%	10/1/26	9,900	9,983
	JPMorgan Chase & Co.	6.400%	5/15/38	89,500	124,421
	JPMorgan Chase & Co.	5.500%	10/15/40	25,675	32,780
	JPMorgan Chase & Co.	5.600%	7/15/41	16,152	20,874
	JPMorgan Chase & Co.	5.625%	8/16/43	25,000	30,810
6	JPMorgan Chase & Co.	5.300%	12/29/49	430	442
7	Leeds Building Society	1.375%	5/5/22	367	402
	Lloyds Banking Group plc	4.650%	3/24/26	2,700	2,781
5	Macquarie Bank Ltd.	4.875%	6/10/25	590	623
5	Macquarie Bank Ltd.	3.900%	1/15/26	500	532
	Morgan Stanley	3.125%	7/27/26	29,930	30,187
	Morgan Stanley	7.250%	4/1/32	47,360	65,753
	Morgan Stanley	6.375%	7/24/42	38,831	53,724
	Morgan Stanley	4.300%	1/27/45	51,825	55,839
7	Nationwide Building Society	1.125%	6/3/22	200	228
	Royal Bank of Canada	4.650%	1/27/26	285	315
5	Santander UK Group Holdings plc	4.750%	9/15/25	1,900	1,909
6	State Street Corp.	5.250%	12/29/49	400	421
	Wachovia Corp.	5.500%	8/1/35	21,905	26,021
	Wells Fargo & Co.	3.000%	4/22/26	18,605	19,087
	Wells Fargo & Co.	4.100%	6/3/26	10,730	11,619
	Wells Fargo & Co.	4.300%	7/22/27	20,000	21,935
	Wells Fargo & Co.	5.375%	2/7/35	9,664	12,072
	Wells Fargo & Co.	5.375%	11/2/43	56,522	67,340
	Wells Fargo & Co.	5.606%	1/15/44	157,813	194,951
	Wells Fargo & Co.	4.650%	11/4/44	6,142	6,693
	Wells Fargo & Co.	3.900%	5/1/45	13,260	14,018
	Wells Fargo & Co.	4.900%	11/17/45	14,675	16,638
	Wells Fargo & Co.	4.400%	6/14/46	2,310	2,433
	Wells Fargo Bank NA	6.600%	1/15/38	500	700
	Westpac Banking Corp.	2.850%	5/13/26	2,000	2,052
	Brokerage (0.3%)
5	FMR LLC	6.450%	11/15/39	18,200	24,343
	Intercontinental Exchange Inc.	3.750%	12/1/25	21,110	23,118
	Invesco Finance plc	5.375%	11/30/43	2,700	3,266
	Legg Mason Inc.	5.625%	1/15/44	2,000	2,130
	Finance Companies (2.1%)
	GE Capital International Funding Co.	4.418%	11/15/35	282,091	325,062

	Insurance (4.5%)
	ACE Capital Trust II	9.700%	4/1/30	7,050	10,540
	Aetna Inc.	3.200%	6/15/26	8,230	8,444
	Aetna Inc.	4.250%	6/15/36	8,660	9,027
	Aetna Inc.	4.125%	11/15/42	24,995	26,167

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aetna Inc.	4.375%	6/15/46	8,740	9,105
6,7	Aquarius and Investments plc for Zurich Insurance Co.
	Ltd.	4.250%	10/2/43	835	1,043
	AXA Financial Inc.	7.000%	4/1/28	24,910	32,348
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,650
	Berkshire Hathaway Inc.	3.125%	3/15/26	13,265	14,104
	Berkshire Hathaway Inc.	4.500%	2/11/43	44,057	52,139
6	Chubb Corp.	6.375%	3/29/67	400	358
	Chubb INA Holdings Inc.	4.350%	11/3/45	3,700	4,379
6,8	CNP Assurances	7.375%	9/30/41	200	300
5	Guardian Life Insurance Co. of America	4.875%	6/19/64	10,700	11,245
5	Jackson National Life Insurance Co.	8.150%	3/15/27	200	272
	Loews Corp.	4.125%	5/15/43	1,800	1,885
	Manulife Financial Corp.	5.375%	3/4/46	5,000	6,142
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,000	3,198
5	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	14,851	23,735
5	Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	310	305
	MetLife Inc.	6.500%	12/15/32	1,400	1,825
	MetLife Inc.	4.125%	8/13/42	22,385	22,726
	MetLife Inc.	4.875%	11/13/43	769	861
	MetLife Inc.	4.050%	3/1/45	3,000	3,031
6	MetLife Inc.	5.250%	12/29/49	195	195
5	Metropolitan Life Insurance Co.	7.800%	11/1/25	27,250	35,467
5	Nationwide Mutual Insurance Co.	8.250%	12/1/31	5,035	7,141
5	Nationwide Mutual Insurance Co.	9.375%	8/15/39	36,031	57,380
5	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	14,064
5	New York Life Insurance Co.	5.875%	5/15/33	41,400	51,750
5	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	14,890	19,451
6	Progressive Corp.	6.700%	6/15/67	1,116	1,041
	Prudential Financial Inc.	5.100%	8/15/43	1,100	1,261
6	Prudential Financial Inc.	5.375%	5/15/45	270	281
5	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	13,377
5	Teachers Insurance & Annuity Assn. of America	6.850%	12/16/39	18,844	26,161
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	10,720	12,261
	Travelers Cos. Inc.	6.750%	6/20/36	500	734
	Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,919
	UnitedHealth Group Inc.	3.100%	3/15/26	17,405	18,500
	UnitedHealth Group Inc.	4.625%	7/15/35	11,515	13,688
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	67,388
	UnitedHealth Group Inc.	6.500%	6/15/37	1,100	1,588
	UnitedHealth Group Inc.	6.625%	11/15/37	800	1,165
	UnitedHealth Group Inc.	6.875%	2/15/38	21,847	32,848
	UnitedHealth Group Inc.	4.375%	3/15/42	25,000	28,958
	UnitedHealth Group Inc.	4.750%	7/15/45	47,445	59,287
	Real Estate Investment Trusts (0.2%)
	ERP Operating LP	4.500%	6/1/45	680	783
	Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,145
	Omega Healthcare Investors Inc.	5.250%	1/15/26	4,989	5,264
	Omega Healthcare Investors Inc.	4.500%	4/1/27	4,000	3,960
	Simon Property Group LP	4.250%	10/1/44	10,750	12,074
					2,765,468
Industrial (44.5%)
	Basic Industry (0.9%)
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	17,106
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	31,820	38,166
	Monsanto Co.	4.200%	7/15/34	400	410
	Monsanto Co.	5.875%	4/15/38	1,000	1,187
	Monsanto Co.	3.600%	7/15/42	600	542
	Monsanto Co.	3.950%	4/15/45	1,000	982
	Monsanto Co.	4.700%	7/15/64	20,940	19,859
	PPG Industries Inc.	5.500%	11/15/40	1,225	1,537
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	7,040	7,565
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,240	1,467

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,400	1,569
	Rio Tinto Finance USA plc	4.125%	8/21/42	44,175	46,655
	Capital Goods (3.7%)
	3M Co.	5.700%	3/15/37	13,500	18,466
	Boeing Co.	6.125%	2/15/33	13,565	18,705
	Boeing Co.	7.875%	4/15/43	5,900	9,919
	Caterpillar Inc.	6.050%	8/15/36	3,082	4,178
	Caterpillar Inc.	3.803%	8/15/42	30,680	32,346
	Caterpillar Inc.	4.300%	5/15/44	8,639	9,911
	Deere & Co.	7.125%	3/3/31	13,500	19,508
	Dover Corp.	6.600%	3/15/38	1,375	1,971
	Emerson Electric Co.	6.000%	8/15/32	1,071	1,414
	General Electric Capital Corp.	6.750%	3/15/32	47,714	67,748
	General Electric Capital Corp.	6.150%	8/7/37	7,031	9,931
	General Electric Capital Corp.	5.875%	1/14/38	34,584	47,607
	General Electric Capital Corp.	6.875%	1/10/39	12,814	19,710
	General Electric Co.	4.125%	10/9/42	13,425	15,128
	General Electric Co.	4.500%	3/11/44	20,000	23,839
6	General Electric Co.	5.000%	12/29/49	1,184	1,276
7	Illinois Tool Works Inc.	3.000%	5/19/34	1,250	1,798
	Lockheed Martin Corp.	3.600%	3/1/35	16,925	17,544
	Lockheed Martin Corp.	4.850%	9/15/41	27,319	32,810
	Lockheed Martin Corp.	4.070%	12/15/42	10,120	11,045
	Lockheed Martin Corp.	3.800%	3/1/45	13,625	14,349
	Raytheon Co.	4.700%	12/15/41	37,524	46,503
	Rockwell Collins Inc.	4.800%	12/15/43	20,129	24,672
	Tyco International Finance SA	5.125%	9/14/45	2,195	2,624
	United Technologies Corp.	7.500%	9/15/29	1,500	2,212
	United Technologies Corp.	6.125%	7/15/38	55,575	77,751
	United Technologies Corp.	5.700%	4/15/40	22,500	30,542
	United Technologies Corp.	4.500%	6/1/42	19,110	22,689
	Communication (4.8%)
	21st Century Fox America Inc.	7.900%	12/1/95	3,975	5,696
7	America Movil SAB de CV	2.125%	3/10/28	1,725	2,016
	America Movil SAB de CV	6.375%	3/1/35	3,600	4,595
	America Movil SAB de CV	6.125%	3/30/40	24,520	31,405
	America Movil SAB de CV	4.375%	7/16/42	550	589
	AT&T Inc.	5.650%	2/15/47	10,100	12,048
	Comcast Corp.	4.250%	1/15/33	11,435	12,821
	Comcast Corp.	7.050%	3/15/33	1,000	1,454
	Comcast Corp.	4.200%	8/15/34	1,550	1,734
	Comcast Corp.	5.650%	6/15/35	41,014	53,517
	Comcast Corp.	3.200%	7/15/36	15,870	15,777
	Comcast Corp.	6.450%	3/15/37	18,000	25,355
	Comcast Corp.	6.950%	8/15/37	65,717	97,494
	Comcast Corp.	6.400%	5/15/38	10,485	14,811
	Comcast Corp.	6.550%	7/1/39	11,765	17,055
	Comcast Corp.	6.400%	3/1/40	19,865	28,453
	Comcast Corp.	4.650%	7/15/42	10,215	12,052
	Comcast Corp.	4.500%	1/15/43	13,610	15,816
	Comcast Corp.	4.750%	3/1/44	66,270	80,183
	Comcast Corp.	4.600%	8/15/45	47,615	56,052
	Comcast Corp.	3.400%	7/15/46	18,115	17,880
5	COX Communications Inc.	6.450%	12/1/36	9,000	9,592
5	COX Communications Inc.	8.375%	3/1/39	19,110	23,771
	Deutsche Telekom International Finance BV	8.750%	6/15/30	2,000	3,136
5	Deutsche Telekom International Finance BV	4.875%	3/6/42	1,500	1,778
	Grupo Televisa SAB	5.000%	5/13/45	1,500	1,527
	Grupo Televisa SAB	6.125%	1/31/46	3,000	3,505
	Historic TW Inc.	6.625%	5/15/29	13,675	18,124
	NBCUniversal Media LLC	6.400%	4/30/40	2,850	4,093
	NBCUniversal Media LLC	5.950%	4/1/41	18,000	24,585
	NBCUniversal Media LLC	4.450%	1/15/43	33,260	38,119

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Orange SA	9.000%	3/1/31	2,000	3,164
	Orange SA	5.500%	2/6/44	1,000	1,274
	Qwest Corp.	6.875%	9/15/33	1,699	1,699
5	SES Global Americas Holdings GP	5.300%	3/25/44	1,000	970
	Time Warner Cable Inc.	6.550%	5/1/37	16,975	20,372
	Time Warner Inc.	7.625%	4/15/31	9,000	12,856
	Verizon Communications Inc.	5.050%	3/15/34	2,000	2,254
	Verizon Communications Inc.	5.850%	9/15/35	437	545
	Verizon Communications Inc.	6.000%	4/1/41	1,200	1,524
	Verizon Communications Inc.	4.522%	9/15/48	22,286	23,773
	Verizon Communications Inc.	5.012%	8/21/54	500	549
	Verizon Communications Inc.	4.672%	3/15/55	1,295	1,354
	Viacom Inc.	4.850%	12/15/34	1,500	1,457
	Walt Disney Co.	4.125%	6/1/44	18,715	21,586
	Walt Disney Co.	3.000%	7/30/46	3,980	3,783
	Walt Disney Co.	7.550%	7/15/93	15,750	20,655
	Consumer Cyclical (6.7%)
	Alibaba Group Holding Ltd.	4.500%	11/28/34	500	545
	Cummins Inc.	4.875%	10/1/43	1,000	1,216
	CVS Health Corp.	5.125%	7/20/45	40,945	51,774
	Ford Motor Co.	7.450%	7/16/31	750	1,035
	General Motors Co.	6.600%	4/1/36	3,000	3,701
	Home Depot Inc.	5.875%	12/16/36	39,775	55,387
	Home Depot Inc.	5.950%	4/1/41	20,470	29,008
	Home Depot Inc.	4.200%	4/1/43	6,035	6,946
	Home Depot Inc.	4.875%	2/15/44	67,400	84,803
	Home Depot Inc.	4.400%	3/15/45	12,900	15,488
	Home Depot Inc.	4.250%	4/1/46	20,015	23,594
	Lowe's Cos. Inc.	6.500%	3/15/29	20,160	27,590
	Lowe's Cos. Inc.	5.500%	10/15/35	600	777
	Lowe's Cos. Inc.	5.800%	10/15/36	2,060	2,714
	Lowe's Cos. Inc.	6.650%	9/15/37	12,497	18,362
	Lowe's Cos. Inc.	5.800%	4/15/40	12,565	17,020
	Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,504
	Lowe's Cos. Inc.	5.000%	9/15/43	22,740	28,451
	Lowe's Cos. Inc.	4.250%	9/15/44	800	923
	Lowe's Cos. Inc.	4.375%	9/15/45	1,000	1,169
	Lowe's Cos. Inc.	3.700%	4/15/46	60,330	64,048
	McDonald's Corp.	4.700%	12/9/35	2,000	2,322
	McDonald's Corp.	6.300%	10/15/37	4,005	5,479
	McDonald's Corp.	6.300%	3/1/38	21,940	29,872
	NIKE Inc.	3.625%	5/1/43	30,604	33,393
	NIKE Inc.	3.875%	11/1/45	25,000	28,292
	Starbucks Corp.	4.300%	6/15/45	500	605
	Target Corp.	7.000%	1/15/38	1,100	1,693
	Target Corp.	4.000%	7/1/42	500	552
	Target Corp.	3.625%	4/15/46	24,700	25,781
	VF Corp.	6.450%	11/1/37	726	1,015
	Visa Inc.	4.150%	12/14/35	27,510	31,605
	Visa Inc.	4.300%	12/14/45	43,850	51,871
	Wal-Mart Stores Inc.	7.550%	2/15/30	35,800	55,189
	Wal-Mart Stores Inc.	5.250%	9/1/35	500	676
	Wal-Mart Stores Inc.	6.500%	8/15/37	37,190	55,694
	Wal-Mart Stores Inc.	6.200%	4/15/38	82,350	120,056
	Wal-Mart Stores Inc.	5.625%	4/1/40	10,890	14,950
	Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	25,399
	Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	21,827
	Wal-Mart Stores Inc.	5.625%	4/15/41	71,682	99,318
	Wal-Mart Stores Inc.	4.000%	4/11/43	8,210	9,360
	Wal-Mart Stores Inc.	4.300%	4/22/44	1,000	1,198
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	1,500	1,673
	Consumer Noncyclical (14.9%)
	Abbott Laboratories	6.000%	4/1/39	11,105	14,664

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Actavis Funding SCS	4.550%	3/15/35	10,000	10,779
	Altria Group Inc.	9.950%	11/10/38	7,500	13,758
	Altria Group Inc.	4.250%	8/9/42	7,100	8,091
	Altria Group Inc.	4.500%	5/2/43	4,880	5,738
	Altria Group Inc.	5.375%	1/31/44	50,985	66,968
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	523
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	500	683
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	14,583
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	27,130	29,006
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	101,955	117,885
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,093	18,332
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	217,520	265,749
7	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	400	591
7	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	570	780
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	39,000	63,490
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	9,220	14,901
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	14,844	20,360
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	27,995	29,113
	Ascension Health	3.945%	11/15/46	5,935	6,659
6	Ascension Health	4.847%	11/15/53	9,040	11,589
	AstraZeneca plc	6.450%	9/15/37	49,200	68,421
	AstraZeneca plc	4.375%	11/16/45	20,640	23,261
	Baxalta Inc.	5.250%	6/23/45	1,000	1,161
	Bristol-Myers Squibb Co.	4.500%	3/1/44	22,500	28,339
5	Cargill Inc.	4.100%	11/1/42	12,800	14,032
5	Cargill Inc.	4.760%	11/23/45	38,584	46,332
6	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,000	19,488
	Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	500	575
	City of Hope	5.623%	11/15/43	13,480	17,841
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	5,149	5,881
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,484
	Constellation Brands Inc.	4.750%	12/1/25	90	98
7	DH Europe Finance SA	2.500%	7/8/25	200	257
	Dignity Health California GO	4.500%	11/1/42	19,865	21,659
	Dignity Health California GO	5.267%	11/1/64	800	979
	Eli Lilly & Co.	3.700%	3/1/45	25,970	28,369
	Estee Lauder Cos. Inc.	4.375%	6/15/45	750	889
	Express Scripts Holding Co.	6.125%	11/15/41	2,000	2,543
	Express Scripts Holding Co.	4.800%	7/15/46	1,000	1,074
	Gilead Sciences Inc.	4.600%	9/1/35	12,525	14,142
	Gilead Sciences Inc.	5.650%	12/1/41	24,915	31,918
	Gilead Sciences Inc.	4.800%	4/1/44	26,555	31,105
	Gilead Sciences Inc.	4.500%	2/1/45	24,580	27,772
	Gilead Sciences Inc.	4.750%	3/1/46	16,655	19,503
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	15,000	19,054
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	39,725	58,436
5	Grupo Bimbo SAB de CV	4.875%	6/27/44	982	1,009
	Johnson & Johnson	3.550%	3/1/36	57,310	64,735
	Johnson & Johnson	5.950%	8/15/37	1,462	2,201
	Johnson & Johnson	4.500%	12/5/43	5,725	7,466
	Johnson & Johnson	3.700%	3/1/46	23,260	26,968
	Kaiser Foundation Hospitals	4.875%	4/1/42	28,625	35,010
	Kimberly-Clark Corp.	6.625%	8/1/37	7,300	11,081
	Kraft Foods Group Inc.	6.875%	1/26/39	1,300	1,847
5	Kraft Heinz Foods Co.	4.375%	6/1/46	1,900	2,067
6	Mayo Clinic	3.774%	11/15/43	12,595	13,364
	Mead Johnson Nutrition Co.	4.600%	6/1/44	2,000	2,199
	Medtronic Inc.	4.375%	3/15/35	42,113	48,601
	Medtronic Inc.	6.500%	3/15/39	21,200	30,389
	Medtronic Inc.	5.550%	3/15/40	1,900	2,495
	Medtronic Inc.	4.500%	3/15/42	9,000	10,677
	Medtronic Inc.	4.625%	3/15/44	2,000	2,415
	Medtronic Inc.	4.625%	3/15/45	81,390	99,468
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	4,675	5,418

84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	16,535	21,188
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	10,540	11,871
	Merck & Co. Inc.	3.600%	9/15/42	9,067	9,583
	Merck & Co. Inc.	4.150%	5/18/43	6,880	7,923
	Merck & Co. Inc.	3.700%	2/10/45	50,720	54,216
	Molson Coors Brewing Co.	4.200%	7/15/46	4,055	4,318
	New York & Presbyterian Hospital	4.024%	8/1/45	19,585	21,850
	New York and Presbyterian Hospital	4.063%	8/1/56	10,150	11,224
	New York and Presbyterian Hospital	4.763%	8/1/16	10,000	11,152
	Newell Brands Inc.	5.375%	4/1/36	750	905
	Newell Brands Inc.	5.500%	4/1/46	2,000	2,496
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	4.800%	11/1/42	8,265	9,746
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	6.150%	11/1/43	20,550	28,726
	Novant Health Inc.	4.371%	11/1/43	552	646
	Novartis Capital Corp.	3.700%	9/21/42	2,000	2,237
	Novartis Capital Corp.	4.400%	5/6/44	29,840	36,645
	NYU Hospitals Center	4.784%	7/1/44	2,000	2,354
	PepsiCo Inc.	5.500%	1/15/40	28,145	37,621
	PepsiCo Inc.	4.875%	11/1/40	10,375	12,900
	PepsiCo Inc.	4.000%	3/5/42	17,872	19,910
	PepsiCo Inc.	3.600%	8/13/42	1,000	1,050
	PepsiCo Inc.	4.450%	4/14/46	12,000	14,334
	Pfizer Inc.	7.200%	3/15/39	36,212	56,083
	Pfizer Inc.	4.300%	6/15/43	7,780	8,956
	Pharmacia Corp.	6.750%	12/15/27	2,200	3,063
7	Philip Morris International Inc.	2.000%	5/9/36	500	614
	Philip Morris International Inc.	6.375%	5/16/38	32,015	45,106
	Philip Morris International Inc.	4.500%	3/20/42	5,000	5,823
	Philip Morris International Inc.	4.125%	3/4/43	10,000	11,057
	Philip Morris International Inc.	4.875%	11/15/43	22,455	27,853
	Philip Morris International Inc.	4.250%	11/10/44	50,495	57,257
	Procter & Gamble Co.	5.500%	2/1/34	13,500	18,460
	Procter & Gamble Co.	5.550%	3/5/37	10,800	15,415
	Reynolds American Inc.	7.000%	8/4/41	5,119	6,668
5	Roche Holdings Inc.	4.000%	11/28/44	19,605	22,857
5	SABMiller Holdings Inc.	4.950%	1/15/42	4,825	5,774
5	SC Johnson & Son Inc.	4.000%	5/15/43	21,645	22,802
5	SC Johnson & Son Inc.	4.750%	10/15/46	7,695	9,407
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,000	1,241
	St. Jude Medical Inc.	4.750%	4/15/43	25,090	28,008
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	6,420	6,563
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	3,705	3,815
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	1,700	2,472
	Tyson Foods Inc.	4.875%	8/15/34	2,000	2,272
	Wyeth LLC	6.500%	2/1/34	1,310	1,808
	Wyeth LLC	6.000%	2/15/36	847	1,146
	Wyeth LLC	5.950%	4/1/37	67,685	90,795
	Energy (4.4%)
	Anadarko Petroleum Corp.	6.600%	3/15/46	12,215	14,128
	Apache Corp.	4.750%	4/15/43	11,000	11,016
	BP Capital Markets plc	3.119%	5/4/26	13,200	13,495
	Burlington Resources Finance Co.	7.400%	12/1/31	23,500	31,064
	ConocoPhillips	7.000%	3/30/29	10,850	13,146
	ConocoPhillips	5.900%	10/15/32	1,400	1,670
	ConocoPhillips	6.500%	2/1/39	44,831	55,890
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,767
	ConocoPhillips Co.	4.950%	3/15/26	2,100	2,333
	ConocoPhillips Co.	4.300%	11/15/44	15,485	15,434
	ConocoPhillips Co.	5.950%	3/15/46	30,450	36,836
	Devon Energy Corp.	5.600%	7/15/41	1,500	1,443
	Dominion Gas Holdings LLC	4.800%	11/1/43	1,575	1,746

85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy Transfer Partners LP	6.050%	6/1/41	1,500	1,502
	Energy Transfer Partners LP	5.150%	3/15/45	7,000	6,350
6,9	Enterprise Products Operating LLC	8.375%	8/1/66	1,835	1,693
	EOG Resources Inc.	5.100%	1/15/36	1,985	2,310
	Exxon Mobil Corp.	3.567%	3/6/45	12,625	13,174
	Exxon Mobil Corp.	4.114%	3/1/46	26,155	29,516
	Halliburton Co.	4.850%	11/15/35	30,815	33,062
	Halliburton Co.	6.700%	9/15/38	500	650
	Halliburton Co.	7.450%	9/15/39	500	698
	Halliburton Co.	4.750%	8/1/43	2,450	2,625
	Halliburton Co.	5.000%	11/15/45	33,515	36,283
	Occidental Petroleum Corp.	4.625%	6/15/45	1,750	1,975
	Occidental Petroleum Corp.	4.400%	4/15/46	17,220	18,887
	Petro-Canada	6.800%	5/15/38	15,483	19,925
	Phillips 66 Partners LP	3.605%	2/15/25	80	80
	Shell International Finance BV	4.125%	5/11/35	30,515	32,973
	Shell International Finance BV	6.375%	12/15/38	33,500	44,742
	Shell International Finance BV	5.500%	3/25/40	21,455	26,747
	Shell International Finance BV	4.550%	8/12/43	15,590	17,543
	Shell International Finance BV	4.375%	5/11/45	52,055	56,173
	Shell International Finance BV	4.000%	5/10/46	27,150	27,798
	Tosco Corp.	7.800%	1/1/27	1,500	1,976
	Tosco Corp.	8.125%	2/15/30	20,000	26,433
	TransCanada PipeLines Ltd.	4.875%	1/15/26	11,570	13,297
	TransCanada PipeLines Ltd.	4.625%	3/1/34	5,000	5,363
	TransCanada PipeLines Ltd.	6.200%	10/15/37	5,630	6,812
	TransCanada PipeLines Ltd.	7.625%	1/15/39	37,230	54,049
	TransCanada PipeLines Ltd.	6.100%	6/1/40	900	1,144
	Other Industrial (0.8%)
7	Hutchison Whampoa Europe Finance 12 Ltd.	3.625%	6/6/22	329	427
	Massachusetts Institute of Technology	3.885%	7/1/16	18,335	19,058
6	Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	29,130
	Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,601
6	Northwestern University Illinois GO	4.643%	12/1/44	25,315	32,677
6	Northwestern University Illinois GO	3.868%	12/1/48	21,605	25,307
5	President & Fellows of Harvard College Massachusetts
	GO	6.500%	1/15/39	3,865	6,233
	Trustees of Dartmouth College	3.474%	6/1/46	5,360	5,944
	Technology (6.1%)
	Analog Devices Inc.	5.300%	12/15/45	500	541
	Apple Inc.	4.500%	2/23/36	12,705	14,293
	Apple Inc.	3.850%	5/4/43	34,955	35,695
	Apple Inc.	4.450%	5/6/44	1,250	1,374
	Apple Inc.	3.450%	2/9/45	40,860	38,628
	Apple Inc.	4.375%	5/13/45	39,930	43,526
	Apple Inc.	4.650%	2/23/46	55,280	62,950
	Apple Inc.	3.850%	8/4/46	31,720	32,150
	Applied Materials Inc.	5.100%	10/1/35	100	117
	Applied Materials Inc.	5.850%	6/15/41	1,150	1,464
	Cisco Systems Inc.	5.900%	2/15/39	36,425	50,507
	Cisco Systems Inc.	5.500%	1/15/40	30,865	41,378
5	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	170	192
5	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	170	195
	Intel Corp.	4.800%	10/1/41	23,180	27,331
	Intel Corp.	4.250%	12/15/42	2,000	2,202
	Intel Corp.	4.900%	7/29/45	32,645	39,247
	Intel Corp.	4.100%	5/19/46	29,605	31,843
	International Business Machines Corp.	4.000%	6/20/42	13,900	15,116
	International Business Machines Corp.	4.700%	2/19/46	10,000	11,720
	Microsoft Corp.	3.500%	2/12/35	7,835	8,191
	Microsoft Corp.	4.500%	10/1/40	1,900	2,213
	Microsoft Corp.	5.300%	2/8/41	1,500	1,941
	Microsoft Corp.	3.500%	11/15/42	1,750	1,737

86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Microsoft Corp.	3.750%	5/1/43	10,000	10,442
	Microsoft Corp.	4.875%	12/15/43	500	606
	Microsoft Corp.	3.750%	2/12/45	74,350	77,084
	Microsoft Corp.	4.450%	11/3/45	64,300	73,699
	Microsoft Corp.	4.000%	2/12/55	10,075	10,307
	Microsoft Corp.	4.750%	11/3/55	50,365	58,883
	Oracle Corp.	4.300%	7/8/34	3,500	3,810
	Oracle Corp.	3.900%	5/15/35	5,500	5,751
	Oracle Corp.	3.850%	7/15/36	2,000	2,058
	Oracle Corp.	6.500%	4/15/38	35,400	48,957
	Oracle Corp.	6.125%	7/8/39	12,129	16,163
	Oracle Corp.	5.375%	7/15/40	43,160	52,597
	Oracle Corp.	4.125%	5/15/45	17,500	18,288
	Oracle Corp.	4.000%	7/15/46	65,295	67,450
	Oracle Corp.	4.375%	5/15/55	25,000	26,308
	QUALCOMM Inc.	4.650%	5/20/35	21,085	23,165
	QUALCOMM Inc.	4.800%	5/20/45	500	558
	Tyco Electronics Group SA	7.125%	10/1/37	525	747
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	2,170
	Transportation (2.2%)
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	20,382
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,000	7,445
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,266	2,777
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	17,940	20,823
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	31,150	36,079
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	13,162
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	26,560	33,115
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	51,652
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	14,045
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	8,017
5	ERAC USA Finance LLC	7.000%	10/15/37	3,650	5,081
	FedEx Corp.	3.900%	2/1/35	9,070	9,574
	FedEx Corp.	4.550%	4/1/46	18,245	20,596
7	Heathrow Funding Ltd.	1.500%	2/11/32	900	1,017
	Union Pacific Corp.	3.375%	2/1/35	6,950	7,218
	Union Pacific Corp.	4.750%	9/15/41	2,000	2,454
	Union Pacific Corp.	4.750%	12/15/43	19,010	23,480
	Union Pacific Corp.	4.821%	2/1/44	11,250	13,998
	Union Pacific Corp.	4.150%	1/15/45	1,375	1,570
	Union Pacific Corp.	4.050%	3/1/46	10,045	11,399
	Union Pacific Corp.	4.375%	11/15/65	22,680	25,409
	United Parcel Service Inc.	6.200%	1/15/38	8,700	12,868
	United Parcel Service Inc.	4.875%	11/15/40	2,700	3,530
	United Parcel Service Inc.	3.625%	10/1/42	6,790	7,374
					6,995,223
Utilities (13.4%)
	Electric (13.4%)
	Alabama Power Co.	6.000%	3/1/39	4,875	6,554
	Alabama Power Co.	5.500%	3/15/41	26,943	34,837
	Alabama Power Co.	5.200%	6/1/41	15,000	18,975
	Alabama Power Co.	3.750%	3/1/45	22,325	23,789
	Appalachian Power Co.	6.700%	8/15/37	37,500	50,292
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,704
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	16,300	22,008
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,000	3,952
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	12,000	15,035
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	34,175	39,201
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	14,775	15,496
5	Cleco Corporate Holdings LLC	4.973%	5/1/46	135	149
	Commonwealth Edison Co.	5.900%	3/15/36	2,450	3,259
	Commonwealth Edison Co.	3.800%	10/1/42	20,805	22,314
	Commonwealth Edison Co.	4.600%	8/15/43	12,560	15,211
	Commonwealth Edison Co.	4.700%	1/15/44	15,955	19,540

87

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	3.700%	3/1/45	15,990	16,953
	Commonwealth Edison Co.	3.650%	6/15/46	5,725	6,070
	Connecticut Light & Power Co.	6.350%	6/1/36	14,500	19,904
	Connecticut Light & Power Co.	4.300%	4/15/44	940	1,095
	Connecticut Light & Power Co.	4.150%	6/1/45	8,445	9,637
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	848
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	13,230
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	12,127	16,407
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	18,883
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	7,050	9,047
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	10,591
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	9,565	10,605
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,935	11,893
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	48,300	56,381
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	6,335	7,446
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	8,365	9,924
	Consumers Energy Co.	4.100%	11/15/45	1,500	1,729
	Dominion Resources Inc./VA	4.700%	12/1/44	18,505	20,961
	DTE Electric Co.	6.625%	6/1/36	860	1,243
	Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	11,333
	Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	68,934
	Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	6,372
	Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	18,648
	Duke Energy Carolinas LLC	4.000%	9/30/42	41,242	45,582
	Duke Energy Carolinas LLC	3.875%	3/15/46	5,645	6,199
	Duke Energy Florida LLC	6.350%	9/15/37	800	1,148
	Duke Energy Florida LLC	5.650%	4/1/40	11,860	15,963
	Duke Energy Indiana LLC	6.120%	10/15/35	2,723	3,668
	Duke Energy Indiana LLC	6.350%	8/15/38	818	1,176
	Duke Energy Indiana LLC	6.450%	4/1/39	10,485	15,296
	Duke Energy Indiana LLC	4.200%	3/15/42	14,700	16,565
	Duke Energy Indiana LLC	4.900%	7/15/43	28,610	35,447
	Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	10,432
	Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,515
	Duke Energy Progress LLC	4.100%	3/15/43	13,500	15,121
	Duke Energy Progress LLC	4.150%	12/1/44	10,000	11,416
	Duke Energy Progress LLC	4.200%	8/15/45	17,560	20,140
5	Emera US Finance LP	4.750%	6/15/46	1,000	1,095
5	Enel Finance International NV	6.000%	10/7/39	1,000	1,215
	Entergy Louisiana LLC	3.050%	6/1/31	770	798
	Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,186
	FirstEnergy Corp.	4.250%	3/15/23	25	27
	Florida Power & Light Co.	5.960%	4/1/39	16,100	22,767
	Florida Power & Light Co.	5.690%	3/1/40	700	964
	Florida Power & Light Co.	5.250%	2/1/41	21,662	28,634
	Florida Power & Light Co.	4.125%	2/1/42	9,000	10,427
	Florida Power & Light Co.	3.800%	12/15/42	26,975	29,996
	Florida Power & Light Co.	4.050%	10/1/44	10,825	12,568
	Georgia Power Co.	5.950%	2/1/39	29,827	39,467
	Georgia Power Co.	5.400%	6/1/40	10,100	12,710
	Georgia Power Co.	4.750%	9/1/40	21,685	25,293
	Georgia Power Co.	4.300%	3/15/42	9,982	11,020
	Georgia Power Co.	4.300%	3/15/43	1,818	2,031
6	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	22,253	26,513
	Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,267
	Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,221
	MidAmerican Energy Co.	5.800%	10/15/36	500	676
	MidAmerican Energy Co.	4.800%	9/15/43	28,300	35,456
	MidAmerican Energy Co.	4.250%	5/1/46	3,895	4,593
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,000	3,045
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	35,001	38,674
	Nevada Power Co.	6.650%	4/1/36	5,830	8,197
	Nevada Power Co.	5.375%	9/15/40	18,230	23,210
	Nevada Power Co.	5.450%	5/15/41	25,120	32,598

88

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern States Power Co.	6.200%	7/1/37	27,900	39,681
Northern States Power Co.	5.350%	11/1/39	800	1,065
NSTAR Electric Co.	4.400%	3/1/44	800	939
Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	594
Pacific Gas & Electric Co.	6.050%	3/1/34	44,041	58,830
Pacific Gas & Electric Co.	5.800%	3/1/37	2,900	3,837
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	11,425
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	49,972
Pacific Gas & Electric Co.	5.400%	1/15/40	19,495	25,240
Pacific Gas & Electric Co.	4.500%	12/15/41	700	809
Pacific Gas & Electric Co.	5.125%	11/15/43	1,700	2,141
Pacific Gas & Electric Co.	4.750%	2/15/44	25,260	30,508
PacifiCorp	5.250%	6/15/35	1,301	1,631
PacifiCorp	6.100%	8/1/36	15,000	20,655
PacifiCorp	6.250%	10/15/37	7,815	10,853
PacifiCorp	6.350%	7/15/38	20,000	28,565
PacifiCorp	6.000%	1/15/39	32,446	44,614
PacifiCorp	4.100%	2/1/42	22,570	25,625
Peco Energy Co.	4.800%	10/15/43	15,530	19,400
Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,768
Potomac Electric Power Co.	7.900%	12/15/38	150	242
Potomac Electric Power Co.	4.150%	3/15/43	2,000	2,254
PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	15,862
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,607
Public Service Co. of Colorado	3.600%	9/15/42	15,055	15,923
Public Service Electric & Gas Co.	3.650%	9/1/42	22,483	24,388
Public Service Electric & Gas Co.	4.000%	6/1/44	700	801
Puget Sound Energy Inc.	5.483%	6/1/35	200	254
Puget Sound Energy Inc.	6.724%	6/15/36	1,000	1,451
Puget Sound Energy Inc.	6.274%	3/15/37	500	698
Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,479
Puget Sound Energy Inc.	5.795%	3/15/40	18,130	24,319
Puget Sound Energy Inc.	5.764%	7/15/40	1,100	1,489
Puget Sound Energy Inc.	4.300%	5/20/45	400	471
South Carolina Electric & Gas Co.	6.625%	2/1/32	34,000	46,134
South Carolina Electric & Gas Co.	6.050%	1/15/38	10,600	14,133
South Carolina Electric & Gas Co.	5.450%	2/1/41	300	380
South Carolina Electric & Gas Co.	4.350%	2/1/42	32,687	36,405
South Carolina Electric & Gas Co.	4.600%	6/15/43	300	345
South Carolina Electric & Gas Co.	4.100%	6/15/46	5,010	5,466
South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	21,315
Southern California Edison Co.	6.000%	1/15/34	19,095	25,499
Southern California Edison Co.	5.950%	2/1/38	16,100	22,234
Southern California Edison Co.	6.050%	3/15/39	845	1,185
Southern California Edison Co.	4.500%	9/1/40	12,000	14,093
Southern California Edison Co.	3.900%	12/1/41	500	545
Southern California Edison Co.	4.050%	3/15/42	800	894
Southern California Edison Co.	3.900%	3/15/43	18,480	20,295
Southern California Edison Co.	4.650%	10/1/43	27,150	33,081
Southern Co.	4.400%	7/1/46	18,755	20,754
Southwestern Public Service Co.	4.500%	8/15/41	24,055	28,312
Tampa Electric Co.	6.150%	5/15/37	32,050	43,706
Tampa Electric Co.	4.100%	6/15/42	1,010	1,111
Union Electric Co.	3.900%	9/15/42	500	549
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	77,749
Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,818
Westar Energy Inc.	4.125%	3/1/42	1,175	1,318
Westar Energy Inc.	4.625%	9/1/43	1,300	1,573
Wisconsin Electric Power Co.	5.625%	5/15/33	550	709
Natural Gas (0.0%)
Atmos Energy Corp.	4.150%	1/15/43	1,500	1,659
Atmos Energy Corp.	4.125%	10/15/44	1,000	1,111
Southern California Gas Co.	5.125%	11/15/40	2,922	3,774

89

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Utility (0.0%)
	American Water Capital Corp.	6.593%	10/15/37	1,000	1,476
					2,114,779

Total Corporate Bonds (Cost $10,008,812)					11,875,470

Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
5	CDP Financial Inc.	5.600%	11/25/39	15,000	20,537
5	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	920
	Ecopetrol SA	5.875%	5/28/45	605	535
5	Electricite de France SA	4.950%	10/13/45	41,390	47,623
	Federative Republic of Brazil	5.625%	1/7/41	300	295
	Nexen Energy ULC	6.400%	5/15/37	1,800	2,350
5	OCP SA	5.625%	4/25/24	275	299
6	Oriental Republic of Uruguay	5.100%	6/18/50	1,125	1,135
	Pertamina Persero PT	6.000%	5/3/42	650	697
5	Pertamina Persero PT	6.450%	5/30/44	300	339
	Petrobras Global Finance BV	6.250%	3/17/24	190	177
	Petrobras Global Finance BV	8.750%	5/23/26	360	377
	Petrobras International Finance Co. SA	5.750%	1/20/20	350	349
	Petroleos Mexicanos	5.500%	1/21/21	3,395	3,604
5	Petroleos Mexicanos	6.375%	2/4/21	365	401
	Province of Ontario	2.500%	4/27/26	500	524
	Quebec	7.500%	9/15/29	11,025	16,782
	Republic of Colombia	6.125%	1/18/41	825	951
6	Republic of Colombia	5.000%	6/15/45	500	514
7	Republic of Indonesia	3.750%	6/14/28	400	481
5	Republic of Indonesia	6.750%	1/15/44	950	1,287
	Republic of Kazakhstan	4.875%	10/14/44	650	645
6	Republic of Panama	6.700%	1/26/36	300	408
	Republic of Peru	5.625%	11/18/50	250	318
	Republic of Poland	5.125%	4/21/21	3,200	3,644
7	Republic of Romania	2.750%	10/29/25	500	584
	Republic of Turkey	4.875%	4/16/43	2,050	1,894
5	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	20,050	20,866
	State of Israel	2.875%	3/16/26	155	161
	State of Israel	4.500%	1/30/43	4,300	4,843
5	State of Qatar	4.625%	6/2/46	21,035	22,534
	Statoil ASA	5.100%	8/17/40	16,835	20,312
	Statoil ASA	4.250%	11/23/41	10,630	11,559
	Statoil ASA	3.950%	5/15/43	38,995	40,954
	Statoil ASA	4.800%	11/8/43	18,740	22,317
5	Temasek Financial I Ltd.	3.375%	7/23/42	2,900	3,198
	United Mexican States	4.750%	3/8/44	475	511
	United Mexican States	5.750%	10/12/10	300	333

Total Sovereign Bonds (Cost $229,712)					255,258

Taxable Municipal Bonds (13.8%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	1,055
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	2,072
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	53,500	72,851
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	12,420	16,498
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	44,640	67,312
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	25,730	40,133
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,775	22,967
	California GO	7.500%	4/1/34	16,555	25,897

90

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	California GO	7.550%	4/1/39	55,350	91,325
	California GO	7.300%	10/1/39	105,545	164,881
	California GO	7.350%	11/1/39	3,645	5,722
	California GO	7.625%	3/1/40	30,135	49,132
	California GO	7.600%	11/1/40	69,320	116,818
	California Public Works Board Lease Revenue (Various
	Capital Projects)	8.361%	10/1/34	1,200	1,896
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	22,941
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	4,680	6,194
	Chicago Transit Authority	6.899%	12/1/40	980	1,297
10	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	19,975	23,116
	Commonwealth of Massachusetts	3.277%	6/1/46	8,425	8,966
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	298
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	755	1,032
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.814%	10/1/14	2,000	2,462
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	43,280
	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	3,396
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	42,080	58,127
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	1,500	2,004
	Houston TX GO	6.290%	3/1/32	23,110	29,892
3	Illinois GO	5.100%	6/1/33	25,955	25,394
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	19,300	26,561
	Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,500	2,841
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	26,000	30,332
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	400	546
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	1,200	1,649
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	31,480	49,552
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	1,900	3,077
	Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	25,457
	Los Angeles CA Unified School District GO	5.750%	7/1/34	10,815	14,637
	Los Angeles CA Unified School District GO	6.758%	7/1/34	61,235	90,410
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	15,100	20,454
	Mississippi GO	5.539%	10/1/29	1,500	1,944
11	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	25,962	32,776
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	52,934	85,333
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	62,755	98,047
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	12,780	18,611
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	18,210	26,910
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	6,980	10,372
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.282%	6/15/42	7,225	8,447
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	32,580	48,484
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,875	3,866
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	107,976
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	8,389
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	9,456

91

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	19,595	26,558
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	2,000	2,770
	New York State GO	5.590%	3/1/35	1,000	1,292
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	26,971	42,669
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	15,934
	Ohio State University General Receipts Revenue	4.800%	6/1/11	20,231	23,666
	Oregon GO	5.892%	6/1/27	14,590	19,245
12	Oregon School Boards Association GO	4.759%	6/30/28	10,000	11,929
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	27,845
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	15,250	20,831
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	29,020
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,577
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	10,513
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	32,559
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	31,390	38,115
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	15,039
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	16,370
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	1,400	2,228
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,690	4,786
	University of California	3.931%	5/15/45	17,840	19,622
	University of California Regents General Revenue	4.601%	5/15/31	11,165	13,252
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	25,770	38,421
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	8,695	12,965
	University of California Revenue	5.770%	5/15/43	5,155	7,144
	University of California Revenue	4.765%	5/15/44	9,290	10,239
	University of California Revenue	4.858%	5/15/12	31,025	36,044
	University of California Revenue	4.767%	5/15/15	14,875	16,928
	University of North Carolina at Chapel Hill	3.327%	12/1/36	9,715	10,809
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	11,500	15,945
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	8,915	11,628
	Washington GO	5.481%	8/1/39	900	1,244
	Washington University Revenue	4.072%	10/15/44	1,000	1,192
10	Wisconsin GO	5.700%	5/1/26	2,300	2,860

Total Taxable Municipal Bonds (Cost $1,665,875)					2,175,324

				Shares

Temporary Cash Investments (4.6%)
Money Market Fund (2.5%)
13	Vanguard Market Liquidity Fund	0.561%		391,119,683	391,120

				Face
				Amount
				($000)
Repurchase Agreements (2.1%)
	Bank of America Securities, LLC
	(Dated 7/29/16, Repurchase Value $37,901,000,
	collateralized by Government National Mortgage
	Assn. 4.000%, 3/20/46, with a value of $38,658,000)	0.350%	8/1/16	37,900	37,900

92

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal
(Dated 7/29/16, Repurchase Value $91,002,000,
collateralized by Federal Home Loan Bank 2.000%,
6/30/31, Federal Home Loan Mortgage Corp.
3.000%-3.750%, 3/27/19-3/1/43, Federal National
Mortgage Assn. 1.625%-4.000%, 1/21/20-11/1/45,
Government National Mortgage Assn. 2.500%,
6/15/27, Federal Farm Credit Bank 1.560%-2.980%,
7/26/21-11/10/25, and U.S. Treasury Note/Bond
2.125%,8/15/21, with a value of $92,820,000)	0.320%	8/1/16	91,000	91,000
Barclays Capital Inc.
(Dated 7/29/16, Repurchase Value $51,201,000,
collateralized by U.S. Treasury Note/Bond 1.750%-
3.625%, 9/30/19-2/15/44, with a value of
$52,224,000)	0.320%	8/1/16	51,200	51,200
Citigroup Global Markets Inc.
(Dated 7/29/16, Repurchase Value $66,302,000,
collateralized by U.S. Treasury Note/Bond 1.125%,
4/30/20, with a value of $67,626,000)	0.320%	8/1/16	66,300	66,300
RBC Capital Markets LLC
(Dated 7/29/16, Repurchase Value $41,401,000,
collateralized by Federal Home Loan Mortgage Corp.
4.000%, 5/1/44, Federal National Mortgage Assn.
2.500%-3.500%, 6/1/28-7/1/46, and Government
National Mortgage Assn. 3.500%,10/20/45, with a
value of $42,228,000)	0.320%	8/1/16	41,400	41,400
Wells Fargo & Co.
(Dated 7/29/16, Repurchase Value $52,602,000,
collateralized by Federal Home Loan Mortgage Corp.
3.000%, 10/1/35, and Federal National Mortgage
Assn. 3.000%,1/1/43, with a value of $53,652,000)	0.360%	8/1/16	52,600	52,600

				340,400

Total Temporary Cash Investments (Cost $731,520)				731,520

Total Investments (99.4%) (Cost $13,172,438)				15,650,662

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $134.00		9/23/16	18	(5)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $135.00		8/26/16	44	(5)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50		8/26/16	18	(2)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.50		8/26/16	44	(19)
Total Liability for Options Written (Premiums Received $61)				(31)

Other Assets and Liabilities—Net (0.6%)[14]				87,219
Net Assets (100%)				15,737,850

1	Securities with a value of $45,490,000 have been segregated as initial margin for open cleared swap contracts.
2	Securities with a value of $358,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $11,408,000 have been segregated as initial margin for open futures contracts.
4	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $599,100,000, representing 3.8% of net assets.

93

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2016

6	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7	Face amount denominated in euro.
8	Face amount denominated in British pounds.
9	Adjustable-rate security.
10	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
12	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
14	Cash of $3,450,000 have been segregated as initial margin for open futures contracts. GO—General Obligation Bond.

94

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (2.9%)
U.S. Government Securities (2.9%)
	United States Treasury Note/Bond	1.000%	8/31/16	27,750	27,763
	United States Treasury Note/Bond	0.875%	11/30/16	169,570	169,835
1	United States Treasury Note/Bond	0.875%	2/28/17	172,000	172,430
	United States Treasury Note/Bond	0.625%	5/31/17	186,000	186,087

Total U.S. Government and Agency Obligations (Cost $555,537)					556,115

Corporate Bonds (93.0%)
Finance (10.2%)
	Banking (0.3%)
	Royal Bank of Scotland Group plc	6.125%	12/15/22	52,705	56,171

	Finance Companies (7.4%)
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	47,800	49,413
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.500%	5/15/21	57,835	61,811
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	5.000%	10/1/21	22,830	24,913
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.625%	7/1/22	18,925	20,344
	Aircastle Ltd.	6.250%	12/1/19	11,530	12,712
	Aircastle Ltd.	5.125%	3/15/21	1,020	1,095
	Aircastle Ltd.	5.500%	2/15/22	25,900	27,713
	Aircastle Ltd.	5.000%	4/1/23	41,450	43,522
	CIT Group Inc.	5.250%	3/15/18	102,005	105,830
2	CIT Group Inc.	6.625%	4/1/18	105,655	111,994
2	CIT Group Inc.	5.500%	2/15/19	63,830	67,500
	CIT Group Inc.	3.875%	2/19/19	33,380	33,964
	CIT Group Inc.	5.375%	5/15/20	83,950	88,777
	CIT Group Inc.	5.000%	8/15/22	36,429	38,342
	Homer City Generation LP	8.734%	10/1/26	115,318	38,055
	International Lease Finance Corp.	3.875%	4/15/18	18,585	19,096
	International Lease Finance Corp.	5.875%	4/1/19	47,435	51,526
	International Lease Finance Corp.	6.250%	5/15/19	70,781	77,594
	International Lease Finance Corp.	8.250%	12/15/20	51,121	61,729
	International Lease Finance Corp.	4.625%	4/15/21	29,400	31,495
	International Lease Finance Corp.	8.625%	1/15/22	29,100	36,593
	International Lease Finance Corp.	5.875%	8/15/22	2,605	2,970
	iStar Financial Inc.	4.875%	7/1/18	8,955	8,910
	iStar Financial Inc.	5.000%	7/1/19	42,440	41,485
	Navient Corp.	8.450%	6/15/18	34,385	37,437
	Navient Corp.	5.500%	1/15/19	88,795	91,126
	Navient Corp.	8.000%	3/25/20	63,325	67,758
	Navient Corp.	5.875%	3/25/21	5,000	4,950
	Navient Corp.	6.625%	7/26/21	10,230	10,332
	Navient Corp.	7.250%	1/25/22	43,900	44,888
	Navient Corp.	5.500%	1/25/23	38,420	35,731
2	OneMain Financial Holdings LLC	6.750%	12/15/19	9,560	9,656
	SLM Corp.	4.875%	6/17/19	2,000	2,020
	Springleaf Finance Corp.	5.250%	12/15/19	6,995	6,785
	Springleaf Finance Corp.	8.250%	12/15/20	65,995	68,800
	Springleaf Finance Corp.	7.750%	10/1/21	15,910	15,771
	Insurance (1.7%)
2	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	65,307
	LifePoint Health Inc.	5.875%	12/1/23	54,045	57,017
	Radian Group Inc.	7.000%	3/15/21	44,865	49,351
	Unum Group	7.375%	6/15/32	6,295	7,777
3	Voya Financial Inc.	5.650%	5/15/53	87,753	84,682
	WellCare Health Plans Inc.	5.750%	11/15/20	59,950	62,048

95

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Finance (0.3%)
	CNO Financial Group Inc.	4.500%	5/30/20	4,865	5,059
	CNO Financial Group Inc.	5.250%	5/30/25	21,475	22,334
2,4	Lincoln Finance Ltd.	6.875%	4/15/21	8,805	10,632
2	Lincoln Finance Ltd.	7.375%	4/15/21	15,975	17,158
	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	78,105	80,058
	Felcor Lodging LP	6.000%	6/1/25	21,640	22,289
					1,992,520
Industrial (79.8%)
	Basic Industry (6.7%)
	AK Steel Corp.	7.625%	10/1/21	9,925	9,627
	AK Steel Corp.	7.500%	7/15/23	13,135	13,857
2	Anglo American Capital plc	3.625%	5/14/20	23,510	23,005
2	Anglo American Capital plc	4.125%	4/15/21	27,840	27,005
2	Anglo American Capital plc	4.125%	9/27/22	17,150	16,464
2	Anglo American Capital plc	4.875%	5/14/25	43,250	42,385
	ArcelorMittal	5.125%	6/1/20	9,600	9,936
	ArcelorMittal	6.250%	8/5/20	34,015	35,461
	ArcelorMittal	6.500%	3/1/21	7,280	7,680
	ArcelorMittal	7.250%	2/25/22	18,740	20,520
	ArcelorMittal	6.125%	6/1/25	21,830	23,194
5,6	Arch Coal Inc. Bank Loan	7.500%	5/16/18	108,409	48,378
5,6,7	Arch Coal Inc. Bank Loan	5.000%	5/16/18	25,385	25,195
	Axiall Corp.	4.875%	5/15/23	7,245	7,462
2	Cascades Inc.	5.500%	7/15/22	9,990	9,940
	Chemours Co.	6.625%	5/15/23	85,270	73,972
	Chemours Co.	7.000%	5/15/25	16,535	14,137
2,4	Constellium NV	4.625%	5/15/21	3,745	3,524
2	Constellium NV	8.000%	1/15/23	51,375	46,623
2	Constellium NV	5.750%	5/15/24	15,447	12,570
	Eagle Spinco Inc.	4.625%	2/15/21	23,555	24,262
	Freeport-McMoRan Inc.	3.875%	3/15/23	10,880	9,357
	Freeport-McMoRan Inc.	4.550%	11/14/24	31,670	27,236
	Freeport-McMoRan Inc.	5.400%	11/14/34	36,280	28,571
	Freeport-McMoRan Inc.	5.450%	3/15/43	73,355	57,400
	Hexion US Finance Corp.	6.625%	4/15/20	46,735	39,491
2,4	INEOS Group Holdings SA	5.750%	2/15/19	25,775	29,664
2	INEOS Group Holdings SA	5.875%	2/15/19	41,500	42,641
2	New Gold Inc.	7.000%	4/15/20	8,652	8,933
2	New Gold Inc.	6.250%	11/15/22	3,360	3,436
	Novelis Inc.	8.375%	12/15/17	40,790	41,606
	Novelis Inc.	8.750%	12/15/20	77,187	80,467
	Steel Dynamics Inc.	5.125%	10/1/21	41,770	43,545
	Steel Dynamics Inc.	5.500%	10/1/24	37,825	40,094
	Teck Resources Ltd.	3.750%	2/1/23	9,705	7,934
2	Teck Resources Ltd.	8.500%	6/1/24	37,555	40,747
	Teck Resources Ltd.	6.125%	10/1/35	7,765	6,057
	Teck Resources Ltd.	6.000%	8/15/40	6,650	4,988
	Teck Resources Ltd.	6.250%	7/15/41	21,350	16,440
	Teck Resources Ltd.	5.200%	3/1/42	4,850	3,389
	Teck Resources Ltd.	5.400%	2/1/43	23,295	16,307
	United States Steel Corp.	7.375%	4/1/20	33,106	33,106
	United States Steel Corp.	6.875%	4/1/21	26,941	25,594
2	United States Steel Corp.	8.375%	7/1/21	67,725	73,990
	United States Steel Corp.	6.650%	6/1/37	13,760	10,870
2,4	VWR Funding Inc.	4.625%	4/15/22	116,316	134,054
	Capital Goods (9.3%)
2	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	7.250%	5/15/24	70,023	73,874
2	Ashtead Capital Inc.	6.500%	7/15/22	28,180	29,730
	Ball Corp.	4.375%	12/15/20	27,255	29,163

96

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ball Corp.	4.375%	12/15/23	17,385	21,603
	Berry Plastics Corp.	5.500%	5/15/22	1,940	2,027
	Berry Plastics Corp.	5.125%	7/15/23	1,940	2,003
	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.	6.000%	10/15/22	22,195	23,555
2	BlueLine Rental Finance Corp.	7.000%	2/1/19	29,732	27,428
	Case New Holland Inc.	7.875%	12/1/17	91,500	98,248
2	Cemex Finance LLC	6.000%	4/1/24	21,210	21,634
2	Cemex SAB de CV	6.125%	5/5/25	111,200	114,119
2	Cemex SAB de CV	7.750%	4/16/26	24,265	26,869
	Clean Harbors Inc.	5.250%	8/1/20	62,913	64,486
	Clean Harbors Inc.	5.125%	6/1/21	57,864	59,238
	CNH Industrial Capital LLC	3.625%	4/15/18	34,260	34,603
	CNH Industrial Capital LLC	3.875%	7/16/18	22,025	22,300
	CNH Industrial Capital LLC	3.375%	7/15/19	8,988	9,011
	CNH Industrial Capital LLC	4.375%	11/6/20	76,545	78,554
	CNH Industrial Capital LLC	4.875%	4/1/21	38,105	40,010
	Eagle Materials Inc.	4.500%	8/1/26	6,305	6,400
2	HD Supply Inc.	5.250%	12/15/21	33,895	35,971
2	HD Supply Inc.	5.750%	4/15/24	9,300	9,881
2	Huntington Ingalls Industries Inc.	5.000%	11/15/25	12,590	13,471
	Masco Corp.	7.125%	3/15/20	52,416	60,868
	Masco Corp.	7.750%	8/1/29	16,486	19,701
	Masco Corp.	6.500%	8/15/32	5,880	6,409
	Owens Corning	9.000%	6/15/19	4,142	4,761
	Owens Corning	7.000%	12/1/36	5,380	6,735
2	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	29,295	31,565
2	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	11,675	12,813
	PulteGroup Inc.	5.500%	3/1/26	34,885	36,629
2	Rexel SA	5.250%	6/15/20	5,130	5,335
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	31,580	32,606
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	38,716	40,168
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	8.250%	2/15/21	76,690	79,949
2	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	49,930	51,553
2	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.000%	7/15/24	14,670	15,514
2	Signode Industrial Group Lux SA/Signode Industrial
	Group US Inc.	6.375%	5/1/22	35,245	35,179
2	Standard Industries Inc.	5.500%	2/15/23	9,705	10,142
2	Standard Industries Inc.	5.375%	11/15/24	36,177	37,986
2	Standard Industries Inc.	6.000%	10/15/25	139,715	151,067
	Terex Corp.	6.000%	5/15/21	44,300	44,965
	TransDigm Inc.	6.000%	7/15/22	44,150	45,695
	TransDigm Inc.	6.500%	7/15/24	48,165	50,212
	United Rentals North America Inc.	7.375%	5/15/20	16,783	17,433
	United Rentals North America Inc.	7.625%	4/15/22	50,245	53,511
	United Rentals North America Inc.	6.125%	6/15/23	11,580	12,145
	United Rentals North America Inc.	4.625%	7/15/23	22,111	22,553
	United Rentals North America Inc.	5.500%	7/15/25	33,095	34,005
	United Rentals North America Inc.	5.875%	9/15/26	28,765	29,844
2	USG Corp.	5.500%	3/1/25	8,590	9,159
	Vulcan Materials Co.	7.150%	11/30/37	7,270	8,886
	Communication (25.1%)
2	Altice Financing SA	6.625%	2/15/23	47,121	47,239
2	Altice US Finance I Corp.	5.500%	5/15/26	63,145	65,118
2	Bankrate Inc.	6.125%	8/15/18	12,945	13,107
	Belo Corp.	7.750%	6/1/27	6,820	7,280
	Belo Corp.	7.250%	9/15/27	20,515	21,489
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,715
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	13,109

97

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,842
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	100,163
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	35,122
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	4,855	5,098
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	79,205	82,373
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	49,733
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	56,250	58,500
2	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	24,255	25,589
2	CCO Safari II LLC	6.484%	10/23/45	44,215	52,844
2	Cequel Communications Holdings I LLC / Cequel
	Capital Corp.	5.125%	12/15/21	59,340	58,895
2	Columbus International Inc.	7.375%	3/30/21	61,345	65,409
	CSC Holdings LLC	7.875%	2/15/18	9,220	9,911
	CSC Holdings LLC	7.625%	7/15/18	41,145	44,385
	CSC Holdings LLC	8.625%	2/15/19	25,520	28,391
	CSC Holdings LLC	6.750%	11/15/21	48,604	51,581
	DISH DBS Corp.	6.750%	6/1/21	152,345	161,867
	DISH DBS Corp.	5.875%	7/15/22	94,575	94,811
	DISH DBS Corp.	5.000%	3/15/23	15,135	14,303
	DISH DBS Corp.	5.875%	11/15/24	8,045	7,763
2	DISH DBS Corp.	7.750%	7/1/26	78,400	81,536
	Embarq Corp.	7.995%	6/1/36	23,035	23,970
	Frontier Communications Corp.	11.000%	9/15/25	66,715	71,302
	Gannett Co. Inc.	5.125%	7/15/20	64,680	67,105
2	Gannett Co. Inc.	4.875%	9/15/21	12,990	13,477
	Gannett Co. Inc.	6.375%	10/15/23	66,721	71,892
2	Gannett Co. Inc.	5.500%	9/15/24	6,880	7,276
2	Gray Television Inc.	5.875%	7/15/26	13,560	13,950
	Hughes Satellite Systems Corp.	6.500%	6/15/19	43,328	46,903
2	Inmarsat Finance plc	4.875%	5/15/22	34,230	31,848
	Lamar Media Corp.	5.000%	5/1/23	33,940	35,425
	Lamar Media Corp.	5.375%	1/15/24	3,885	4,099
2	Lamar Media Corp.	5.750%	2/1/26	5,740	6,156
	Level 3 Escrow II Inc.	5.375%	8/15/22	75,480	79,254
	Level 3 Financing Inc.	5.625%	2/1/23	26,620	27,951
	Level 3 Financing Inc.	5.125%	5/1/23	36,380	37,562
	Level 3 Financing Inc.	5.375%	1/15/24	13,050	13,670
	Level 3 Financing Inc.	5.375%	5/1/25	36,380	38,199
2	Level 3 Financing Inc.	5.250%	3/15/26	48,500	50,804
	Liberty Interactive LLC	8.500%	7/15/29	42,553	46,808
	Liberty Interactive LLC	8.250%	2/1/30	126,903	139,593
	MetroPCS Wireless Inc.	6.625%	11/15/20	70,940	73,246
	National CineMedia LLC	6.000%	4/15/22	32,455	33,753
2	NBCUniversal Enterprise Inc.	5.250%	3/29/49	62,790	65,929
	Netflix Inc.	5.500%	2/15/22	30,950	32,962
	Netflix Inc.	5.875%	2/15/25	96,935	103,478
2	Nielsen Finance LLC / Nielsen Finance Co.	5.000%	4/15/22	128,155	132,320
2	Numericable Group SA	6.000%	5/15/22	37,955	36,911
2	Numericable-SFR SA	7.375%	5/1/26	51,640	51,575
	Quebecor Media Inc.	5.750%	1/15/23	79,855	83,249
	Qwest Corp.	6.875%	9/15/33	25,162	25,162
	SBA Communications Corp.	4.875%	7/15/22	50,220	51,601
	SBA Telecommunications Inc.	5.750%	7/15/20	33,911	34,928
	Sinclair Television Group Inc.	6.125%	10/1/22	6,795	7,135
2	Sinclair Television Group Inc.	5.625%	8/1/24	3,880	4,016
2	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	94,930
2	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	8,767
2	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	11,096
2	Sirius XM Radio Inc.	6.000%	7/15/24	38,712	41,180
2	Sirius XM Radio Inc.	5.375%	4/15/25	12,513	12,795
2	Softbank Corp.	4.500%	4/15/20	159,095	165,268
	Sprint Capital Corp.	8.750%	3/15/32	11,230	10,542
	Sprint Corp.	7.250%	9/15/21	83,575	77,934
	Sprint Corp.	7.875%	9/15/23	142,640	130,516

98

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Sprint Corp.	7.125%	6/15/24	29,945	26,614
	Sprint Corp.	7.625%	2/15/25	40,435	36,341
2	Sprint Nextel Corp.	9.000%	11/15/18	112,545	121,971
2	Sprint Nextel Corp.	7.000%	3/1/20	135,830	144,150
	T-Mobile USA Inc.	5.250%	9/1/18	10,110	10,300
	T-Mobile USA Inc.	6.633%	4/28/21	71,475	75,049
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	12,480
	Telecom Italia Capital SA	6.000%	9/30/34	33,530	33,195
	Telecom Italia Capital SA	7.721%	6/4/38	42,725	45,929
	Time Warner Cable Inc.	5.875%	11/15/40	2,050	2,294
	Time Warner Cable Inc.	5.500%	9/1/41	65,846	71,313
5,6	Tribune Company Bank Loan	3.750%	12/27/20	57,769	57,793
	Tribune Media Co.	5.875%	7/15/22	75,750	77,265
2	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	31,060	32,613
2	Univision Communications Inc.	5.125%	5/15/23	17,900	18,392
2	Univision Communications Inc.	5.125%	2/15/25	126,080	129,547
2	UPCB Finance V Ltd.	7.250%	11/15/21	36,896	38,740
2	UPCB Finance VI Ltd.	6.875%	1/15/22	28,832	30,490
	Videotron Ltd.	5.000%	7/15/22	97,684	100,370
2	Videotron Ltd.	5.375%	6/15/24	8,633	8,892
2	Virgin Media Secured Finance plc	5.375%	4/15/21	42,489	44,135
2	Virgin Media Secured Finance plc	5.500%	1/15/25	19,910	20,358
2	Virgin Media Secured Finance plc	5.500%	8/15/26	10,225	10,289
2	VTR Finance BV	6.875%	1/15/24	88,555	91,544
2	Wind Acquisition Finance SA	4.750%	7/15/20	68,850	68,506
2	Wind Acquisition Finance SA	7.375%	4/23/21	65,000	64,675
2	WMG Acquisition Corp.	6.750%	4/15/22	19,890	20,884
2	WMG Acquisition Corp.	5.000%	8/1/23	16,585	16,792
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	108,733
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	46,170	48,363
	Consumer Cyclical (6.7%)
2	Activision Blizzard Inc.	6.125%	9/15/23	48,570	53,002
	American Axle & Manufacturing Inc.	6.625%	10/15/22	42,625	45,183
2	Carlson Travel Holdings Inc.	7.500%	8/15/19	25,375	25,026
2	Carlson Wagonlit BV	6.875%	6/15/19	76,610	79,291
	Cedar Fair LP / Canada's Wonderland Co. /
	MagnumManagement Corp.	5.375%	6/1/24	25,675	26,830
	Dana Holding Corp.	5.375%	9/15/21	16,781	17,410
	Dana Holding Corp.	5.500%	12/15/24	34,460	35,063
5,6	Delta Alpha Topco Bank Loan	7.750%	7/29/22	51,730	50,652
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	3,475	3,614
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	60,235	64,150
	Group 1 Automotive Inc.	5.000%	6/1/22	44,170	44,060
2	Group 1 Automotive Inc.	5.250%	12/15/23	34,460	34,374
2	Hanesbrands Inc.	4.625%	5/15/24	24,270	24,846
2	Hanesbrands Inc.	4.875%	5/15/26	24,510	25,215
5,6	Ion Media Networks Bank Loan	4.750%	12/18/20	43,382	43,508
	KB Home	4.750%	5/15/19	25,825	26,342
	KB Home	8.000%	3/15/20	3,920	4,332
	KB Home	7.000%	12/15/21	5,000	5,300
	KB Home	7.500%	9/15/22	6,935	7,360
	KB Home	7.625%	5/15/23	41,775	44,282
2	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.000%	6/1/24	27,130	28,283
2	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.250%	6/1/26	25,340	26,797
	L Brands Inc.	7.000%	5/1/20	18,505	21,165
	L Brands Inc.	6.625%	4/1/21	42,435	48,588
5,6	La Quinta Intermediate Holdings LLC Bank Loan	3.750%	4/14/21	55,357	54,758
	Lennar Corp.	4.750%	4/1/21	24,260	25,534
	Lennar Corp.	4.875%	12/15/23	19,825	20,395
	Neiman Marcus Group Inc.	7.125%	6/1/28	64,195	60,664

99

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Penske Automotive Group Inc.	5.750%	10/1/22	12,930	13,172
	Penske Automotive Group Inc.	5.375%	12/1/24	27,070	26,799
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	22,170	23,112
	Sally Holdings LLC / Sally Capital Inc.	5.625%	12/1/25	21,380	22,930
	Service Corp. International	5.375%	1/15/22	27,630	29,012
2	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	14,841
2	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	14,859
	Sonic Automotive Inc.	7.000%	7/15/22	970	1,023
	Sonic Automotive Inc.	5.000%	5/15/23	8,780	8,670
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	9,835
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	117,525	121,051
2	ZF North America Capital Inc.	4.500%	4/29/22	15,355	15,969
2	ZF North America Capital Inc.	4.750%	4/29/25	61,220	64,128
	Consumer Noncyclical (11.7%)
	Alere Inc.	6.500%	6/15/20	15,925	15,607
2	Alere Inc.	6.375%	7/1/23	37,345	37,392
	Amsurg Corp.	5.625%	7/15/22	81,010	85,060
	ARAMARK Corp.	5.750%	3/15/20	8,992	9,251
	Aramark Services Inc.	5.125%	1/15/24	13,015	13,438
2	Aramark Services Inc.	5.125%	1/15/24	19,420	20,051
2	Aramark Services Inc.	4.750%	6/1/26	19,420	19,566
2	Capsugel SA	7.000%	5/15/19	36,070	36,386
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	30,972
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,197
	CHS/Community Health Systems Inc.	6.875%	2/1/22	173,590	149,721
2	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	79,855	69,075
2	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	106,343	93,316
2	Envision Healthcare Corp.	5.125%	7/1/22	86,215	87,724
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	50,370	52,511
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,358
	HCA Inc.	6.500%	2/15/20	127,050	139,755
	HCA Inc.	5.875%	3/15/22	60,405	66,445
	HCA Inc.	4.750%	5/1/23	72,500	75,581
	HCA Inc.	5.875%	5/1/23	10,000	10,725
	HCA Inc.	5.375%	2/1/25	19,375	20,247
	HCA Inc.	5.250%	4/15/25	45,000	48,037
	HCA Inc.	7.690%	6/15/25	4,510	4,984
	HCA Inc.	5.875%	2/15/26	64,000	68,480
	HCA Inc.	5.250%	6/15/26	31,895	33,888
2	IMS Health Inc.	6.000%	11/1/20	93,781	95,891
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	70,000	71,487
2	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	52,240	56,615
5,6	Lands' End, Inc. Bank Loan	4.250%	3/12/21	85,866	66,975
2	LifePoint Health Inc.	5.375%	5/1/24	4,690	4,796
	LifePoint Hospitals Inc.	5.500%	12/1/21	42,661	44,634
2	MEDNAX Inc.	5.250%	12/1/23	19,125	19,938
2	MPH Acquisition Holdings LLC	7.125%	6/1/24	9,780	10,465
2	Post Holdings Inc.	5.000%	8/15/26	85,940	85,618
2	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	25,080
	Revlon Consumer Products Corp.	5.750%	2/15/21	19,165	19,452
5,6,7	Revlon Consumer Products Corporation Bank Loan	0.000%	7/21/23	26,645	26,612
2	Revlon Escrow Corp.	6.250%	8/1/24	51,030	51,540
2	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	50,310	52,197
	Tempur Sealy International Inc.	5.625%	10/15/23	12,425	12,860
	Tenet Healthcare Corp.	5.000%	3/1/19	43,950	42,412
	Tenet Healthcare Corp.	5.500%	3/1/19	24,215	24,033
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,191
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	42,516
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,480
	Tenet Healthcare Corp.	8.125%	4/1/22	87,825	90,899
	THC Escrow Corp. II	6.750%	6/15/23	18,850	18,190
2	Vizient Inc.	10.375%	3/1/24	66,512	74,992

100

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy (9.9%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	47,695	50,199
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	48,552
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	48,786
	Anadarko Petroleum Corp.	5.550%	3/15/26	4,780	5,233
	Anadarko Petroleum Corp.	6.200%	3/15/40	24,145	26,128
	Anadarko Petroleum Corp.	6.600%	3/15/46	7,915	9,154
	Antero Resources Corp.	5.125%	12/1/22	48,330	45,068
	Concho Resources Inc.	7.000%	1/15/21	15,256	15,752
	Concho Resources Inc.	6.500%	1/15/22	19,940	20,339
	Concho Resources Inc.	5.500%	10/1/22	85,170	84,105
	Concho Resources Inc.	5.500%	4/1/23	37,775	37,303
	Continental Resources Inc.	5.000%	9/15/22	110,959	103,747
	Continental Resources Inc.	4.500%	4/15/23	55,805	50,225
	Continental Resources Inc.	3.800%	6/1/24	16,770	14,338
	Continental Resources Inc.	4.900%	6/1/44	23,196	18,441
2	DCP Midstream LLC	9.750%	3/15/19	15,000	16,575
2	DCP Midstream LLC	5.350%	3/15/20	11,125	11,153
	DCP Midstream Operating LP	2.700%	4/1/19	19,675	18,986
	DCP Midstream Operating LP	4.950%	4/1/22	45,799	45,799
	DCP Midstream Operating LP	3.875%	3/15/23	10,575	9,941
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	24,474
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	82,305
	Energy Transfer Equity LP	5.500%	6/1/27	78,795	76,234
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	73,031	65,728
	Kerr-McGee Corp.	6.950%	7/1/24	32,686	37,954
	Kinder Morgan Inc.	7.750%	1/15/32	26,290	30,752
	Laredo Petroleum Inc.	5.625%	1/15/22	49,750	45,273
	Laredo Petroleum Inc.	7.375%	5/1/22	17,860	17,547
	Laredo Petroleum Inc.	6.250%	3/15/23	63,705	57,972
	Marathon Oil Corp.	3.850%	6/1/25	39,540	35,883
	Marathon Oil Corp.	6.800%	3/15/32	8,295	8,461
	Marathon Oil Corp.	6.600%	10/1/37	9,850	10,170
	Marathon Oil Corp.	5.200%	6/1/45	13,170	11,590
	Matador Resources Co.	6.875%	4/15/23	46,190	47,229
2	MEG Energy Corp.	6.500%	3/15/21	16,537	12,279
2	MEG Energy Corp.	6.375%	1/30/23	30,650	21,838
2	MEG Energy Corp.	7.000%	3/31/24	47,348	34,682
2	MPLX LP	4.875%	12/1/24	43,935	43,496
2	MPLX LP	4.875%	6/1/25	87,120	86,902
	Newfield Exploration Co.	5.750%	1/30/22	10,890	10,836
	Newfield Exploration Co.	5.625%	7/1/24	13,045	12,817
	QEP Resources Inc.	6.800%	3/1/20	7,370	7,425
	QEP Resources Inc.	6.875%	3/1/21	15,540	15,618
	QEP Resources Inc.	5.375%	10/1/22	7,620	7,315
	QEP Resources Inc.	5.250%	5/1/23	14,855	14,075
	Rice Energy Inc.	7.250%	5/1/23	31,365	31,365
2	Sabine Pass Liquefaction LLC	5.875%	6/30/26	41,960	42,799
	SM Energy Co.	6.500%	11/15/21	3,485	3,058
	SM Energy Co.	6.125%	11/15/22	30,015	25,438
	SM Energy Co.	6.500%	1/1/23	2,525	2,146
	SM Energy Co.	5.000%	1/15/24	69,110	55,288
	SM Energy Co.	5.625%	6/1/25	16,020	13,136
2	Southern Star Central Corp.	5.125%	7/15/22	14,790	14,679
	Tesoro Corp.	5.125%	4/1/24	31,790	32,187
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	5,220	5,533
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.250%	10/15/22	35,901	37,696
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	26,850	28,293
	WPX Energy Inc.	6.000%	1/15/22	71,165	64,404
	WPX Energy Inc.	5.250%	9/15/24	102,100	87,295
	Technology (8.5%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	59,694
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,000	90,313

101

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	118,945	126,974
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	23,480	24,126
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	15,155	15,799
	Equinix Inc.	5.375%	4/1/23	20,864	21,959
2	First Data Corp.	5.375%	8/15/23	73,250	75,264
2	First Data Corp.	7.000%	12/1/23	181,545	186,538
2	First Data Corp.	5.000%	1/15/24	48,800	49,166
2	First Data Corp.	5.750%	1/15/24	121,970	123,037
5,6	First Data Corp. Bank Loan	4.488%	3/23/18	43,608	43,786
5,6	First Data Corp. Bank Loan	4.238%	7/8/22	41,745	41,916
	Flextronics International Ltd.	4.625%	2/15/20	16,915	17,930
	Flextronics International Ltd.	5.000%	2/15/23	29,175	31,509
2	Freescale Semiconductor Inc.	6.000%	1/15/22	22,130	23,319
2	Infor Software Parent LLC	7.125%	5/1/21	5,095	4,789
	Infor US Inc.	6.500%	5/15/22	97,200	96,471
2,8	Iron Mountain Europe plc	6.125%	9/15/22	24,430	33,672
	Iron Mountain Inc.	5.750%	8/15/24	22,675	23,327
2	MSCI Inc.	5.250%	11/15/24	12,975	13,786
2	MSCI Inc.	5.750%	8/15/25	51,525	56,008
	NCR Corp.	4.625%	2/15/21	72,024	73,284
	NCR Corp.	5.875%	12/15/21	4,855	5,049
	NCR Corp.	6.375%	12/15/23	15,145	15,751
	Nokia Oyj	6.625%	5/15/39	58,770	64,500
2	NXP BV / NXP Funding LLC	3.750%	6/1/18	34,595	35,460
2	NXP BV / NXP Funding LLC	4.125%	6/15/20	17,445	18,132
2	NXP BV / NXP Funding LLC	4.625%	6/15/22	34,720	35,762
2	NXP BV / NXP Funding LLC	5.750%	3/15/23	19,648	20,937
2	NXP BV / NXP Funding LLC	4.625%	6/1/23	34,585	35,738
2	Open Text Corp.	5.625%	1/15/23	30,770	31,693
2	Sensata Technologies BV	5.625%	11/1/24	19,290	20,447
2	Sensata Technologies BV	5.000%	10/1/25	52,315	54,146
2	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	53,992
	SS&C Technologies Holdings Inc.	5.875%	7/15/23	29,280	30,378
	Transportation (1.9%)
2	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	77,088	75,932
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	59,036	58,741
2	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	19,125	19,507
3	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	12,549	13,208
	Hertz Corp.	4.250%	4/1/18	12,745	13,159
	Hertz Corp.	6.750%	4/15/19	82,360	83,801
	Hertz Corp.	5.875%	10/15/20	42,430	43,809
	Hertz Corp.	7.375%	1/15/21	60,490	63,061
					15,609,338
Utilities (3.0%)
	Electric (3.0%)
	AES Corp.	8.000%	6/1/20	19,980	23,426
	AES Corp.	4.875%	5/15/23	25,000	25,375
	AES Corp.	5.500%	3/15/24	119,951	124,149
2	Calpine Corp.	6.000%	1/15/22	16,165	16,892
	Calpine Corp.	5.375%	1/15/23	34,775	34,601
2	Calpine Corp.	5.875%	1/15/24	9,230	9,715
	Calpine Corp.	5.750%	1/15/25	119,130	118,832
	GenOn Energy Inc.	7.875%	6/15/17	19,175	16,299
	GenOn Energy Inc.	9.500%	10/15/18	54,525	44,165
	GenOn Energy Inc.	9.875%	10/15/20	24,755	17,824
	NRG Energy Inc.	7.875%	5/15/21	5,810	6,028
	NRG Energy Inc.	6.250%	7/15/22	51,835	52,224
	NRG Energy Inc.	6.625%	3/15/23	10,000	10,075
	NRG Energy Inc.	6.250%	5/1/24	47,355	47,237

102

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 NRG Energy Inc.	7.250%	5/15/26	47,920	49,358
				596,200

Total Corporate Bonds (Cost $17,929,074)				18,198,058

			Shares

Preferred Stocks (0.9%)
GMAC Capital Trust I Pfd.	6.411%		4,743,200	120,430
Hartford Financial Services Group Inc. Pfd.	7.875%		1,693,900	53,002
Total Preferred Stocks (Cost $166,125)				173,432

Other (0.0%)

MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	1,575

Temporary Cash Investments (3.3%)

			Face
			Amount
			($000)
Repurchase Agreements (3.3%)
Bank of America Securities, LLC (Dated 7/29/16,
Repurchase Value $133,404,000, collateralized by
Government National Mortgage Assn. 4.000%,
10/20/45, with a value of $136,068,000)	0.350%	8/1/16	133,400	133,400
Bank of Montreal (Dated 7/29/16, Repurchase Value
$202,105,000, collateralized by Federal Farm Credit
Bank 1.560%-2.940%, 7/26/21- 10/27/25, Federal
Home Loan Bank 1.000%-5.000%, 5/16/18- 6/15/26,
Federal Home Loan Mortgage Corp. 1.100%-7.000%,
2/28/18- 2/1/46, Federal National Mortgage Assn.
1.625%-5.500%, 11/27/18- 12/1/45, Government
National Mortgage Assn. 2.000%-3.500%, 4/15/27-
11/15/45, and U.S. Treasury Note/Bond 1.500%,
10/31/19, with a value of $206,142,000)	0.320%	8/1/16	202,100	202,100
RBC Capital Markets LLC (Dated 7/29/16, Repurchase
Value $178,905,000, collateralized by Federal Home
Loan Mortgage Corp. 3.500%-4.000%, 5/1/44-
8/1/46, Federal National Mortgage Assn. 2.614%-
5.000%, 1/1/29- 5/1/46, and Government National
Mortgage Assn. 3.500%-5.000%, 4/20/39-7/20/46,
with a value of $182,478,000)	0.320%	8/1/16	178,900	178,900
TD Securities (USA) LLC (Dated 7/29/16, Repurchase
Value $137,404,000, collateralized by Federal Home
Loan Mortgage Corp. 3.500%-4.500%, 5/1/29-
4/1/46, Federal National Mortgage Assn. 2.500%-
5.000%, 1/1/25- 4/1/46, Government National
Mortgage Assn. 4.000%-4.500%, 5/20/45-10/15/45,
and U.S. Treasury Note/Bond 0.000%-2.375%,
5/25/17-1/31/23, with a value of $140,148,000)	0.350%	8/1/16	137,400	137,400

				651,800

Total Temporary Cash Investments (Cost $651,800)				651,800

Total Investments (100.1%) (Cost $19,329,884)				19,580,980
Other Assets and Liabilities—Net (-0.1%)				(13,030)
Net Assets (100%)				19,567,950

103

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2016

1	Securities with a value of $9,333,000 have been segregated as initial margin for open cleared swap contracts.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the aggregate value of these securities was $6,396,266,000, representing 32.7% of net assets.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Face amount denominated in euro.
5	Adjustable-rate security.
6	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2016, the aggregate value of these securities was $459,573,000, representing 2.3% of net assets.
7	Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2016.
8	Face amount denominated in British pounds.

104

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105

© 2016 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA392_092016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 16, 2016

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 16, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.